                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4386

                            Van Kampen Tax Free Trust
               (Exact name of registrant as specified in charter)

  522 Fifth Avenue, New York, New York                                   10036
(Address of principal executive offices)                              (Zip code)

                                 Ronald Robison
                   522 Fifth Avenue, New York, New York 10036
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 9/30

Date of reporting period: 9/30/07

Item 1. Reports to Shareholders.

The Fund's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Insured Tax Free Income Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2007.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE OR CLASS I SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUSES CONTAIN INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE FUND SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 9/30/07

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Lehman Brothers Municipal Bond Index from 9/30/97 through 9/30/07. Class A shares, adjusted for sales charges.
(LINE GRAPH)

                                                                VAN KAMPEN INSURED TAX FREE       LEHMAN BROTHERS MUNICIPAL BOND
                                                                        INCOME FUND                           INDEX
                                                                ---------------------------       ------------------------------
9/97                                                                        9525                              10000
                                                                            9784                              10271
                                                                            9866                              10390
                                                                           10009                              10548
9/98                                                                       10333                              10871
                                                                           10337                              10937
                                                                           10388                              11034
                                                                           10106                              10839
9/99                                                                        9940                              10796
                                                                            9817                              10712
                                                                           10177                              11025
                                                                           10319                              11192
9/00                                                                       10550                              11462
                                                                           11111                              11964
                                                                           11297                              12229
                                                                           11318                              12309
9/01                                                                       11634                              12654
                                                                           11540                              12577
                                                                           11604                              12695
                                                                           12042                              13160
9/02                                                                       12714                              13785
                                                                           12669                              13785
                                                                           12781                              13950
                                                                           13085                              14310
9/03                                                                       13083                              14321
                                                                           13274                              14517
                                                                           13419                              14768
                                                                           13103                              14419
9/04                                                                       13635                              14980
                                                                           13788                              15168
                                                                           13750                              15162
                                                                           14181                              15606
9/05                                                                       14149                              15587
                                                                           14272                              15701
                                                                           14354                              15739
                                                                           14305                              15744
9/06                                                                       14784                              16281
                                                                           14945                              16461
                                                                           15000                              16594
                                                                           14858                              16484
9/07                                                                       14692                              16784

                                                                                        I SHARES
                             A SHARES             B SHARES             C SHARES           SINCE
                          since 12/14/84       since 05/03/93       since 08/13/93      08/12/05
-------------------------------------------------------------------------------------------------
                                    W/MAX                W/MAX                 W/MAX
                                    4.75%                4.00%                 1.00%
AVERAGE ANNUAL          W/O SALES   SALES    W/O SALES   SALES    W/O SALES    SALES    W/O SALES
TOTAL RETURNS            CHARGES    CHARGE    CHARGES    CHARGE    CHARGES    CHARGES    CHARGE

Since Inception           7.17%      6.94%     4.37%      4.37%     4.10%      4.10%      2.11%
10-year                   4.43       3.92      3.78       3.78      3.62       3.62        n/a
5-year                    2.93       1.94      2.16       1.91      2.15       2.15        n/a
1-year                   -0.63      -5.36     -1.38      -5.19     -1.38      -2.33      -0.38
-------------------------------------------------------------------------------------------------

SEC 30-day Yield              3.84%                3.29%                 3.29%            4.27%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares eight years after purchase. The since inception returns for Class C shares reflect their conversion into Class A shares ten years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Fund Report

FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2007

MARKET CONDITIONS

Strong fundamental and technical factors supported the municipal bond market throughout much of the reporting period, helping it to perform well through the second quarter of 2007. In July, however, contagion from the troubled subprime mortgage sector led to an increasingly illiquid and volatile market, and a flight to quality that led Treasury bonds to outperform all other sectors of the fixed income market, including both investment grade and below investment grade municipal bonds.

Up until that time, demand for municipal bonds had been quite strong as institutional investors and non-traditional buyers such as hedge funds and arbitrage investors continued to flock to the market, which helped to keep credit spreads tight. As market liquidity began to dry up, however, institutional demand fell off and refunding activity, which had been robust, virtually halted. Although the supply of municipal bonds was declining as well, the decrease in demand put significant pressure on prices at the same time that the Treasury market was rallying. As a result, credit spreads widened, with the most significant widening occurring in the lower-rated segments of the market, where spreads on municipal bonds rated BBB and below (including non-rated bonds) widened by 40 to 50 basis points.

In mid-September, following the 50 basis point reduction in the target federal funds rate by the Federal Open Market Committee (the "Fed"), the market began to stabilize, liquidity improved, and municipal credit spreads began to tighten again. Despite these improvements, however, municipal bonds underperformed Treasuries for the overall reporting period.

Overall, municipal bond yields ended the period higher, but most of the yield increases occurred in the intermediate to long maturity portion of the yield curve while yields on the front end of the curve declined slightly. As a result, the municipal yield curve steepened over the course of the period, with the differential between two-year and 30-year maturities widening to about 100 basis points. The supply of municipal bonds appeared to be heading toward a record for a calendar year, with total new issuance year-to-date reaching $323 billion as of September 30, 2007. Insured bonds represented roughly half of all new issue supply.

PERFORMANCE ANALYSIS

All share classes of Van Kampen Insured Tax Free Income Fund underperformed the Lehman Brothers Municipal Bond Index for the 12 months ended September 30, 2007, assuming no deduction of applicable sales charges.

TOTAL RETURNS FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2007

-------------------------------------------------------------------
                                              LEHMAN BROTHERS
                                                 MUNICIPAL
      CLASS A   CLASS B   CLASS C   CLASS I     BOND INDEX

      -0.63%    -1.38%    -1.38%    -0.38%         3.09%
-------------------------------------------------------------------

The performance for the four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Various factors contributed to the Fund's relative underperformance for the reporting period, one of which was the allocation to tobacco bonds. We added to holdings here in March because these bonds offered very attractive yields, and the overall position performed well through June. In July and August, however, the tobacco sector was one of the hardest hit sectors of the municipal market. Although the fundamental credit quality of tobacco bonds remained solid, the combination of an abundant supply, the liquidity squeeze in the market, and the flight to quality (tobacco bonds are lower-rated) caused spreads in the sector to widen dramatically. As a result, the performance of the Fund's holdings declined.

Another detractor from relative performance was the fact that the Fund is primarily comprised of insured municipal bonds, whereas the benchmark Lehman Brothers Municipal Bond Index contains no insured bonds. Insured bonds, by nature, are more sensitive to interest rate changes than uninsured bonds. Therefore, given the rise in municipal rates over the course of the period, the performance of the Fund's insured bonds lagged.

Recent Fund enhancements allow for up to 20 percent of assets to be invested in uninsured--but still investment grade--securities. Over the course of the period, we increased the Fund's allocation to these securities to roughly 15 percent as of the end of the reporting period, by adding inverse floating-rating securities* in the health care and housing sectors. Although these positions enhanced the Fund's income and diversification, and performed well until the summer months, spread widening in the sector later in the period dampened their performance.

*An inverse floating-rate security, or "inverse floater", is a variable rate security whose coupon rate changes in the opposite direction from the change in the reference rate used to calculate the coupon rate.

We maintained the Fund's shorter duration (a measure of interest-rate sensitivity) throughout the period, which was additive to performance when interest rates were rising. However, to maintain that duration we used a U.S. Treasury futures hedge, which detracted from returns during the flight-to-quality Treasury market rally.

The Fund's holdings in various sectors were positive contributors to performance, including health care, utility, and industrial development revenue bonds, all of which turned in strong performance for the fiscal year.

We continued to focus on the long end of the yield curve, favoring bonds in the 25-year portion of the curve. We also favored premium-coupon bonds with call features of 10 years or less. Conversely, we generally avoided zero coupon bonds in the latter half of the period, maintaining a relative underweight to the sector as tighter spreads have made them unattractive.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 9/30/07
California                                                       22.9%
Illinois                                                         16.5
Florida                                                           8.6
New Jersey                                                        7.6
Texas                                                             7.5
Washington                                                        7.2
Colorado                                                          6.4
Georgia                                                           5.9
Pennsylvania                                                      3.5
Alabama                                                           3.1
Virginia                                                          3.0
Louisiana                                                         2.7
South Carolina                                                    2.6
New York                                                          2.2
Alaska                                                            2.1
Nevada                                                            2.1
Arizona                                                           2.0
Missouri                                                          1.4
Montana                                                           1.4
Indiana                                                           1.3
Massachusetts                                                     1.2
Arkansas                                                          1.2
North Dakota                                                      1.2
South Dakota                                                      1.0
Oklahoma                                                          0.9
Mississippi                                                       0.6
Nebraska                                                          0.5
Wisconsin                                                         0.4
Maryland                                                          0.4
District of Columbia                                              0.4
Idaho                                                             0.4
Michigan                                                          0.3
Puerto Rico                                                       0.3
Iowa                                                              0.2
Kansas                                                            0.2
North Carolina                                                    0.2
West Virginia                                                     0.2
Rhode Island                                                      0.1
Connecticut                                                       0.1
Utah                                                              0.1
                                                                -----
Total Long-Term Investments                                     119.9
Short-Term Investments                                            4.7
                                                                -----
Total Investments                                               124.6
Liability for Floating Rate Note Obligations                    (23.7)
                                                                -----
Total Net Investments                                           100.9
Liabilities in Excess of Other Assets                            (0.9)
                                                                -----
Net Assets                                                      100.0%


                                             (continued on next page)

RATINGS ALLOCATIONS AS OF 9/30/07
AAA/Aaa                                                          81.7%
AA/Aa                                                            10.2
A/A                                                               1.1
BBB/Baa                                                           0.8
NR                                                                6.1

TOP FIVE SECTORS AS OF 9/30/07
Airports                                                         11.4%
Single Family Housing                                            10.4
Wholesale Electric                                                9.1
Master Tobacco Settlement                                         8.2
Public Education                                                  8.2

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings allocations and sectors are as a percentage of total long-term investments. Summary of investments by state classification are as a percentage of total net assets. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/07 - 9/30/07.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   4/1/07           9/30/07       4/1/07-9/30/07
Class A
  Actual......................................    $1,000.00        $  979.47          $ 8.78
  Hypothetical................................     1,000.00         1,016.19            8.95
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00           975.72           12.68
  Hypothetical................................     1,000.00         1,012.23           12.91
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00           975.69           12.53
  Hypothetical................................     1,000.00         1,012.38           12.76
  (5% annual return before expenses)
Class I
  Actual......................................     1,000.00           980.69            7.75
  Hypothetical................................     1,000.00         1,017.25            7.89
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.77%, 2.56%, 2.53%, and 1.56% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

The following table shows what expenses a shareholder would have paid, excluding interest and residual trust expenses.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   4/1/07           9/30/07       4/1/07-9/30/07
Class A
  Actual......................................    $1,000.00        $  979.47          $4.32
  Hypothetical................................     1,000.00         1,020.71           4.41
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00           975.72           8.07
  Hypothetical................................     1,000.00         1,016.90           8.24
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00           975.69           8.07
  Hypothetical................................     1,000.00         1,016.90           8.24
  (5% annual return before expenses)
Class I
  Actual......................................     1,000.00           980.69           3.08
  Hypothetical................................     1,000.00         1,021.96           3.14
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.87%, 1.63%, 1.63%, and 0.62% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2007 and May 30, 2007, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY       VALUE
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  124.6%
          ALABAMA 3.1%
$4,485    Alabama St Brd Ed Rev Athens St Univ (MBIA
          Insd) (a)...................................... 5.000%   09/01/27   $    4,687,945
 1,095    Birmingham, AL Wtrwks & Swr Brd Ser A (FGIC
          Insd).......................................... 5.000    01/01/21        1,150,385
 3,670    Houston Cnty, AL Hlthcare Auth Ser A (AMBAC
          Insd).......................................... 5.250    10/01/30        3,849,537
 3,120    Huntsville, AL Hlthcare Auth Ser A (MBIA Insd)
          (Prerefunded @ 5/14/12)........................ 5.400    06/01/22        3,408,101
 8,000    Trussville, AL Wt Ser A (FGIC Insd)............ 5.000    10/01/31        8,290,960
10,000    Trussville, AL Wt Ser A (FGIC Insd)............ 5.000    10/01/36       10,322,900
                                                                              --------------
                                                                                  31,709,828
                                                                              --------------
          ALASKA  2.1%
 1,000    Alaska Hsg Fin Corp Home Mtg Amt Ser C (AMT)... 4.800    06/01/38          951,720
 2,000    Alaska St Hsg Fin Corp Gen Hsg Ser A (FGIC
          Insd).......................................... 5.000    12/01/30        2,061,240
 1,000    Alaska St Hsg Fin Corp Gen Hsg Ser A (FGIC
          Insd).......................................... 5.250    12/01/41        1,037,730
 6,525    Alaska St Intl Arpt Rev Rfdg Ser B (MBIA Insd)
          (b)............................................ 5.000    10/01/24        6,811,210
 9,570    Alaska St Intl Arpt Rev Rfdg Ser D (MBIA Insd)
          (b)............................................ 5.000    10/01/24        9,989,775
   210    Anchorage, AK Wtr Rev Rfdg (AMBAC Insd)
          (Prerefunded @ 9/01/09)........................ 6.000    09/01/19          221,790
 1,215    Anchorage, AK Wtr Rev Rfdg (AMBAC Insd)........ 6.000    09/01/19        1,279,018
                                                                              --------------
                                                                                  22,352,483
                                                                              --------------
          ARIZONA  2.0%
 1,225    Arizona St Univ Ctf Partn Resh Infrastructure
          Proj (AMBAC Insd).............................. 5.250    09/01/24        1,291,395
 5,000    Maricopa Cnty, AZ Pollutn Ctl Corp Pollutn Ctl
          Rev El Paso Elec Co Rfdg Ser A (FGIC Insd)..... 4.800    08/01/40        4,971,050
10,000    Mesa, AZ Util Sys Rev Rfdg Second Ser (FGIC
          Insd) (b)...................................... 4.500    07/01/28        9,860,000
 2,000    Pima Cnty, AZ Indl Dev Auth AZ Charter Sch Proj
          Ser O.......................................... 5.000    07/01/26        1,864,880
 1,750    Pima Cnty, AZ Indl Dev Auth AZ Charter Sch Proj
          Ser O.......................................... 5.250    07/01/31        1,653,453
   515    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
          Oblig Irvington Proj Tucson Elec Pwr Co Rfdg
          Ser A (FSA Insd)............................... 7.250    07/15/10          529,399
                                                                              --------------
                                                                                  20,170,177
                                                                              --------------

 14                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY       VALUE
--------------------------------------------------------------------------------------------
          ARKANSAS  1.2%
$2,500    Arkansas St Dev Fin Auth Rev St Agy Fac
          Donaghey Plaza Proj (FSA Insd)................. 5.000%   06/01/29   $    2,571,950
 6,265    Little Rock, AR Sch Dist Rfdg Ser B (FSA
          Insd).......................................... 5.500    02/01/25        6,482,646
 3,000    Little Rock, AR Swr Rev Constr Ser C (FSA Insd)
          (c)............................................ 5.000    10/01/37        3,118,560
                                                                              --------------
                                                                                  12,173,156
                                                                              --------------
          CALIFORNIA  22.9%
 4,000    Bay Area Govt Assn CA Rev Tax Alloc CA Redev
          Pool Ser A (XLCA Insd)......................... 5.250    09/01/35        4,168,200
 3,205    Bell, CA Cmnty Hsg Auth Lease Rev Rfdg (AMBAC
          Insd).......................................... 5.000    10/01/30        3,323,745
 3,310    Bell, CA Cmnty Hsg Auth Lease Rev Rfdg (AMBAC
          Insd).......................................... 5.000    10/01/36        3,390,036
 3,500    California Ed Fac Auth Rev Occidental College
          Ser A (MBIA Insd).............................. 5.000    10/01/36        3,617,775
10,000    California Hsg Fin Agy Rev Home Mtg Ser E (AMT)
          (b)............................................ 4.800    08/01/37        9,820,450
10,935    California Hsg Fin Agy Rev Home Mtg Ser G (AMT)
          (b)............................................ 5.050    02/01/29       10,997,517
 5,000    California Hsg Fin Agy Rev Ser J (AMT) (c)..... 5.050    08/01/27        4,996,550
12,085    California St Dept Vet Affairs Home Pur Rev Ser
          A (AMT) (b).................................... 4.950    12/01/37       12,014,876
 3,000    California St Pub Wks Brd UCLA Replacement Hosp
          Ser A (FSA Insd)............................... 5.000    10/01/22        3,105,330
 5,000    California St Var Purp (b)..................... 5.000    06/01/37        5,089,925
 2,980    California Stwide Cmnty Dev Auth Wtr & Wastewtr
          Rev Pooled Fin Pgm Ser C (FSA Insd) (a)........ 5.000    10/01/29        3,080,456
 4,000    California Stwide Cmnty Dev Auth Wtr & Wastewtr
          Rev Pooled Fin Pgm Ser C (FSA Insd)............ 5.250    10/01/34        4,167,080
 1,095    California Stwide Cmnty Dev Auth Wtr & Wastewtr
          Rev Pooled Fin Ser 2004A (FSA Insd)............ 5.000    10/01/29        1,135,920
 3,920    California Stwide Cmnty Dev Auth Wtr & Wastewtr
          Rev Pooled Fin Ser 2004A (FSA Insd)............ 5.250    10/01/24        4,209,414
 4,615    California Stwide Cmnty Dev Auth Wtr & Wastewtr
          Rev Ser D (FSA Insd) (a)....................... 5.000    10/01/26        4,823,967
 7,430    Capistrano, CA Uni Sch Dist (FGIC Insd) (a).... 5.000    09/01/25        7,737,899
 7,995    Capistrano, CA Uni Sch Dist (FGIC Insd) (a).... 5.000    09/01/26        8,320,876
 8,600    Capistrano, CA Uni Sch Dist (FGIC Insd) (a).... 5.000    09/01/27        8,938,926
 3,500    Capistrano, CA Uni Sch Dist (FGIC Insd)........ 5.000    09/01/29        3,630,795
 5,000    Chino Vly Uni Sch Dist CA Election 2002 Ser C
          (MBIA Insd).................................... 5.250    08/01/30        5,304,500
 3,225    Coronado, CA Cmnty Dev Agy Tax Alloc Coronado
          Cmnty Dev Proj (AMBAC Insd).................... 5.000    09/01/30        3,325,942
   425    Earlimart, CA Elem Sch Dist Ser 1 (AMBAC
          Insd).......................................... 6.700    08/01/21          543,779
 1,750    Golden St Tob Sec Asset Bkd Ser A-1............ 5.750    06/01/47        1,669,955

See Notes to Financial Statements                                             15

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY       VALUE
--------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$17,500   Golden St Tob Sec Corp CA Tob Settlement Rev
          Ser A-1 (b).................................... 5.750%   06/01/47   $   16,699,550
   265    Golden West Sch Fin Auth CA Rev Rfdg Ser A
          (MBIA Insd) (a)................................ 5.750    08/01/19          306,732
10,000    Hawthorne, CA Cmnty Redev Agy Tax Alloc Proj
          Area No 2 (XLCA Insd).......................... 5.250    09/01/36       10,489,700
   690    Jurupa, CA Univ Sch Dist Election 2001 (FGIC
          Insd).......................................... 5.000    08/01/26          719,891
 2,500    Lehman Muni Tr Rcpts Var Sts Ri Trs Ser 07
          (MBIA Insd) (g) (h)............................ 6.164    05/15/47        1,842,650
 3,360    Loma Linda, CA Redev Agy Tax Alloc Ser A (XLCA
          Insd).......................................... 5.250    07/01/30        3,524,371
10,450    Los Angeles, CA Muni Impt Corp Lease Rev Police
          Headquarters Fac Ser A (FGIC Insd)............. 4.250    01/01/37        9,479,195
10,000    Merced, CA Irr Dist Rev Ctf Partn Elec Sys Proj
          (XLCA Insd).................................... 5.250    09/01/36       10,444,100
 4,000    Murrieta Vy, CA Uni Sch Dist Pub Fin Auth Spl
          Tax Rev Ser A (AGL Insd)....................... 4.750    09/01/36        3,965,680
 3,000    Oxnard, CA Fin Auth Headworks Proj (AMBAC
          Insd).......................................... 5.000    06/01/36        3,083,760
 5,000    Palm Springs, CA Fin Lease Rev Convention Ctr
          Proj Ser A (MBIA Insd)......................... 5.500    11/01/29        5,422,750
10,000    Poway, CA Uni Sch Dist Spl Tax Cmnty Fac Dist
          No 6-4S Ranch (AMBAC Insd)..................... 5.000    09/01/35       10,295,400
 1,140    Rohnert Park, CA Swr Sys Rev Ctf Partn Spl Term
          (AMBAC Insd)................................... 5.000    06/01/30        1,172,479
 5,140    San Marcos, CA Pub Fac Auth Rev Tax Increment
          Pass-Thru Ser A Rfdg (AMBAC Insd) (b).......... 5.000    10/01/31        5,338,250
 2,785    Santa Monica, CA Cmnty College Rfdg Ser A
          (AMBAC Insd)................................... 5.000    02/01/27        2,861,699
 3,935    Sierra Kings, CA Hlthcare Dist Election 2006
          (Radian Insd).................................. 5.000    08/01/37        3,857,008
 5,380    South Orange Cnty, CA Pub Fin Auth Spl Tax Rev
          Ladera Ranch Ser A (AMBAC Insd)................ 5.000    08/15/27        5,601,817
 2,000    South Tahoe, CA Jt Pwr Fin Redev Proj Area No 1
          Rfdg Ser A (AMBAC Insd)........................ 5.000    10/01/35        2,049,720
 6,500    Stockton, CA Port Dist Port Rev Ser A (MBIA
          Insd).......................................... 4.500    07/01/32        6,292,975
 3,335    Tobacco Sec Auth Southn CA Tob Settlement Rols
          II R Ser 741 (g)............................... 7.243    06/01/46        1,963,615
 3,715    Vallecitos Wtr Dist Wtr Ser A (FSA Insd)....... 5.000    07/01/27        3,888,565
 4,100    Vallecitos Wtr Dist Wtr & Ser A (FSA Insd)..... 5.000    07/01/35        4,255,267

 16                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY       VALUE
--------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$  700    Vallejo City, CA Uni Sch Rfdg Ser A (MBIA
          Insd).......................................... 5.900%   08/01/25   $      824,887
 4,440    Washington, CA Uni Sch Dist Yolo Cnty Ctf Partn
          New High Sch Proj (AMBAC Insd)................. 5.000    08/01/30        4,595,045
                                                                              --------------
                                                                                 236,389,019
                                                                              --------------
          COLORADO  6.4%
10,000    Arkansas River Pwr Auth CO Pwr Rev Impt (XLCA
          Insd).......................................... 5.000    10/01/43       10,225,300
 5,000    Aurora, CO Wtr Impt Rev First Lien Ser A (AMBAC
          Insd).......................................... 5.000    08/01/39        5,174,600
 1,500    Bromley Pk Met Dist CO Rfdg & Impt (Radian
          Insd).......................................... 4.750    12/01/37        1,408,515
 3,745    Colorado Ed & Cultural Fac Auth Rev Charter Sch
          Aurora Academy Sch Proj Rfdg Ser A (XLCA Insd)
          (a)............................................ 5.250    02/15/34        3,898,021
 2,500    Colorado Ed & Cultural Fac Auth Rev Charter Sch
          Bromley Sch Proj Rfdg (XLCA Insd).............. 5.250    09/15/32        2,621,725
 2,770    Colorado Ed & Cultural Fac Auth Rev Rfdg
          Charter Sch Challenge Proj Rfdg (CIFG Insd).... 5.000    06/01/37        2,811,217
 1,000    Colorado Ed & Cultural Fac Auth Rev Charter Sch
          Woodrow Wilson Sch Proj Rfdg Ser A (XLCA
          Insd).......................................... 5.250    12/01/34        1,048,320
 2,000    Compark Business Campus Met Dist CO Rfdg & Impt
          Ser A (Radian Insd)............................ 5.600    12/01/34        2,061,800
 2,095    Conservatory Met Dist CO Arapahoe Cnty Rfdg &
          Impt Ltd Tax Conv Unltd (Radian Insd).......... 5.125    12/01/37        2,095,670
17,580    Denver, CO Convention Ctr Hotel Auth Rev Rfdg
          (XLCA Insd) (b)................................ 5.000    12/01/35       17,972,298
 1,800    Regional Transn Dist CO Sales Tax Rev Fastracks
          Proj Ser A (AMBAC Insd)........................ 4.375    11/01/36        1,699,776
12,670    Southlands Met Dist No 1 CO Rfdg & Impt (Radian
          Insd).......................................... 5.250    12/01/34       12,798,474
 2,000    Walker Field, CO Pub Arpt Auth Arpt Rev Gen.... 4.750    12/01/27        1,828,640
                                                                              --------------
                                                                                  65,644,356
                                                                              --------------
          CONNECTICUT  0.1%
 1,000    Connecticut St Hlth & Ed Fac Auth Rev Hosp For
          Spl Care Ser C (Radian Insd)................... 5.250    07/01/32        1,005,230
                                                                              --------------

          DISTRICT OF COLUMBIA  0.4%
 4,000    Metropolitan Washington DC Arpt Ser A (FSA
          Insd) (AMT).................................... 5.000    10/01/32        4,055,000
                                                                              --------------

          FLORIDA  8.6%
 5,000    Auburndale, FL Wtr & Swr Rev (AMBAC Insd)...... 4.250    12/01/32        4,550,700
 5,110    Auburndale, FL Wtr & Swr Rev (AMBAC Insd)...... 4.375    12/01/37        4,730,889
   500    Dade Cnty, FL Aviation Rev Ser B (MBIA Insd)... 5.600    10/01/26          505,630
   750    Dade Cnty, FL Wtr & Swr Sys Rev (FGIC Insd).... 5.375    10/01/16          766,020

See Notes to Financial Statements                                             17

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY       VALUE
--------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$  140    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
          Insd).......................................... 5.950%   07/01/20   $      145,499
 1,800    Florida Hsg Fin Corp Rev Ser 6 (AMT) (b)....... 4.550    07/01/26        1,692,910
 3,500    Florida Hsg Fin Corp Rev Ser 6 (AMT) (b)....... 4.625    07/01/31        3,291,769
 2,500    Florida Hsg Fin Corp Rev Ser 6 (AMT) (b)....... 4.700    07/01/37        2,351,263
 1,000    Florida Intergovnmtl Fin Ser C1 (AMBAC Insd)... 5.125    02/01/31        1,032,600
   575    Florida Muni Ln Council Rev Ser B (MBIA
          Insd).......................................... 5.750    11/01/14          615,124
 1,185    Florida St Brd Ed Cap Outlay Pub Ed Ser C (FGIC
          Insd).......................................... 5.000    06/01/23        1,232,957
 2,750    Florida St Brd Ed Lottery Rev Ser B (FGIC
          Insd).......................................... 5.250    07/01/13        2,810,472
   750    Florida St Brd of Regt Hsg Rev (MBIA Insd)..... 5.750    07/01/14          797,715
 1,365    Florida St Correctional Privatization Commn Ctf
          Partn (MBIA Insd).............................. 5.375    08/01/14        1,459,990
 1,900    Fort Myers, FL Impt Rev Rfdg (MBIA Insd)....... 4.450    12/01/35        1,781,022
 1,340    Gulf Breeze, FL Rev Loc Govt (FGIC Insd)....... 5.150    12/01/20        1,398,263
   500    Gulf Breeze, FL Rev Loc Govt (FGIC Insd)....... 5.650    12/01/20          523,335
 1,000    Indian River Cnty, FL Hosp Rev Rfdg (FSA
          Insd).......................................... 6.100    10/01/18        1,011,890
 1,000    Key West, FL Util Brd Elec Rev Cap Apprec Ser D
          (AMBAC Insd) (e)...............................   *      10/01/13          778,230
10,000    Miami-Dade Cnty, FL Aviation Rev Miami Intl
          Arpt Ser A (CIFG Insd) (AMT) (c)............... 5.000    10/01/38        9,968,700
 5,000    Miami-Dade Cnty, FL Pub Fac Rev Jackson Hlth
          Sys Ser A (MBIA Insd).......................... 5.000    06/01/31        5,103,450
 5,000    Miami-Dade Cnty, FL Wtr & Swr Rev Rfdg (XLCA
          Insd).......................................... 5.000    10/01/26        5,242,800
 1,000    Orlando, FL Cmnty Redev Agy Tax Rep Drive Unvl
          Blvd Rfdg (AMBAC Insd)......................... 5.125    04/01/20        1,051,250
   750    Polk Cnty, FL Sch Brd Ctf Partn Master Lease
          Ser A (FSA Insd)............................... 5.500    01/01/16          798,885
 1,000    Port Saint Lucie, FL Spl Assmt Rev Util Svc
          Area No 3 & 4A (MBIA Insd)..................... 5.000    10/01/18        1,021,460
   535    Saint Johns Cnty, FL Indl Dev Auth Professional
          Golf Proj Rfdg (MBIA Insd)..................... 5.250    09/01/12          571,680
 1,000    Saint Lucie Cnty, FL Sch Brd Ctf Ser A (FSA
          Insd).......................................... 5.000    07/01/21        1,039,360
 3,145    Santa Rosa Bay Brdg Auth FL Rev Cap Apprec
          (MBIA Insd)....................................   *      07/01/18        1,939,301
   500    Seminole Tribe FL Spl Oblig Rev 144a Ser A
          (h)............................................ 5.750    10/01/22          525,825
   500    Seminole Tribe FL Spl Oblig Rev 144a Ser A
          (h)............................................ 5.250    10/01/27          500,190
 4,000    Sunrise, FL Util Sys Rev Rfdg (AMBAC Insd)..... 5.200    10/01/22        4,325,840
10,000    Tallahassee, FL Hlth Fac Rev Tallahassee Mem
          Regl Med Rfdg Ser A (MBIA Insd) (f)............ 6.625    12/01/13       10,022,800
 9,300    Tampa Bay Wtr FL Regl Wtr Supply Auth Util Sys
          Rev Impt & Rfdg Ser A (FGIC Insd).............. 4.500    10/01/36        8,914,701
 1,000    Village Ctr Cmnty Dev Dist FL Ser A (MBIA
          Insd).......................................... 5.200    11/01/25        1,049,520

 18                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY       VALUE
--------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$3,735    Volusia Cnty, FL Ed Fac Auth Rev Ed Fac Embry
          Riddle Rfdg Ser B (AMBAC Insd)................. 5.250%   10/15/19   $    3,883,093
 1,000    Volusia Cnty, FL Ed Fac Auth Rev Ed Fac Embry
          Riddle Rfdg Ser B (AMBAC Insd)................. 5.250    10/15/22        1,037,540
                                                                              --------------
                                                                                  88,472,673
                                                                              --------------
          GEORGIA  5.9%
 1,370    Atlanta, GA Tax Allocation Rfdg Atlantic Sta
          Proj (AGL Insd)................................ 5.250    12/01/21        1,476,846
 1,000    Atlanta, GA Tax Allocation Rfdg Atlantic Sta
          Proj (AGL Insd)................................ 5.250    12/01/22        1,073,720
 4,390    Bleckley-Cochran, GA Dev Auth Student Hsg Fac
          Rev MGC Real Estate Fndtn Ser A (CIFG Insd).... 5.000    07/01/25        4,559,805
11,355    Bleckley-Cochran, GA Dev Auth Student Hsg Fac
          Rev MGC Real Estate Fndtn Ser A (CIFG Insd)
          (a)............................................ 5.000    07/01/36       11,636,604
10,795    Clayton Cnty, GA Dev Auth CSU Fndtn Real Estate
          I Llc Pj (XLCA Insd) (a)....................... 5.000    07/01/38       11,143,571
 2,500    Fulton Cnty, GA Dev Auth Rev GA Tech North Ave
          Apts Proj Ser A (XLCA Insd).................... 5.000    06/01/32        2,588,100
14,530    Georgia Muni Elec Auth Pwr Rev 2005 Ser Y
          (AMBAC Insd)................................... 6.400    01/01/13       15,982,709
   160    Georgia Muni Elec Auth Pwr Rev 2005 Ser Y
          (AMBAC Insd) (Prerefunded @ 1/01/11)........... 6.400    01/01/13          173,981
 9,445    Georgia Muni Elec Auth Pwr Rev 2005 Ser Y (MBIA
          Insd).......................................... 6.500    01/01/17       10,938,443
   145    Georgia Muni Elec Auth Pwr Rev 2005 Ser Y (MBIA
          Insd) (Prerefunded @ 1/01/14).................. 6.500    01/01/17          167,970
   860    Georgia Muni Elec Auth Pwr Rev Ser Y (AMBAC
          Insd) (e)...................................... 6.400    01/01/13          950,420
   410    Georgia Muni Elec Auth Pwr Rev Ser Y (MBIA
          Insd).......................................... 6.500    01/01/17          475,916
                                                                              --------------
                                                                                  61,168,085
                                                                              --------------
          IDAHO  0.4%
 3,750    Idaho Hsg & Fin Assn Single Family Mtg Rev
          Class III Ser G-1 (AMT)........................ 5.125    01/01/29        3,843,562
                                                                              --------------

          ILLINOIS  16.5%
 1,000    Bartlett, IL Tax Increment Rev Rfdg Sr Lien
          Quarry Redev Proj.............................. 5.600    01/01/23        1,012,750
 5,010    Bourbonnais, IL Indl Proj Rev Olivet Nazarene
          Univ Proj (Radian Insd)........................ 5.125    11/01/37        4,908,147
 1,500    Chicago, IL Brd Ed Cap Apprec Sch Reform Ser A
          (FGIC Insd)....................................   *      12/01/19          887,220
 1,020    Chicago, IL Brd Ed Cap Apprec Sch Reform Ser A
          (FGIC Insd)....................................   *      12/01/25          442,343

See Notes to Financial Statements                                             19

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY       VALUE
--------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$2,845    Chicago, IL Brd Ed Cap Apprec Sch Reform Ser
          B-1 (FGIC Insd)................................   *      12/01/19   $    1,682,761
 2,000    Chicago, IL Lakefront Millenium Pkg Fac (MBIA
          Insd) (Prerefunded @ 1/01/12).................. 5.700%   01/01/25        2,201,620
 2,000    Chicago, IL Lakefront Millenium Pkg Fac (MBIA
          Insd) (Prerefunded @ 1/01/12).................. 5.750    01/01/29        2,205,520
 5,925    Chicago, IL Midway Arpt Rev Second Lien Rfdg
          Ser B (AMBAC Insd) (a)......................... 5.000    01/01/21        6,186,470
 6,220    Chicago, IL Midway Arpt Rev Second Lien Rfdg
          Ser B (AMBAC Insd) (a)......................... 5.000    01/01/22        6,474,833
 1,000    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
          Lien Rfdg Ser A (MBIA Insd).................... 5.000    01/01/29        1,030,290
 5,000    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
          Lien Rfdg Ser E (CIFG Insd).................... 5.000    01/01/34        5,108,700
 2,840    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
          Lien Rfdg Ser E (CIFG Insd) (a)................ 5.250    01/01/21        2,996,825
 2,975    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
          Lien Rfdg Ser E (CIFG Insd) (a)................ 5.250    01/01/22        3,130,920
 3,120    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
          Lien Rfdg Ser E (CIFG Insd).................... 5.250    01/01/23        3,278,278
 1,430    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
          Lien Rfdg Ser E (CIFG Insd).................... 5.250    01/01/24        1,499,355
17,500    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
          Lien Ser A-2 Rfdg (FSA Insd) (AMT) (b)......... 5.750    01/01/20       18,778,900
20,000    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
          Lien Ser A-2 Rfdg (FSA Insd) (AMT) (b)......... 5.750    01/01/21       21,472,900
12,000    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
          Lien Ser A (MBIA Insd) (b)..................... 5.250    01/01/24       12,720,720
 5,000    Chicago, IL Pk Dist Ser A (FGIC Insd).......... 5.000    01/01/31        5,168,750
   615    Chicago, IL Pk Dist Ser C (FGIC Insd).......... 5.500    01/01/19          652,029
 3,230    Chicago, IL Proj Rfdg Ser A (FGIC Insd)........ 5.375    01/01/34        3,316,919
 1,305    Chicago, IL Proj Rfdg Ser A (MBIA Insd)........ 5.500    01/01/38        1,372,769
    50    Chicago, IL Proj Rfdg Ser A (MBIA Insd)
          (Prerefunded @ 1/01/11)........................ 5.500    01/01/38           53,426
   145    Chicago, IL Proj Rfdg Ser A (AMBAC Insd)....... 5.625    01/01/39          154,525
 5,000    Chicago, IL Single Family Mtg Rev Coll Ser I
          (GNMA Collateralized) (AMT).................... 5.300    06/01/43        5,282,400
   345    Cook Cnty, IL Sch Dist No 100 Berwyn South Cap
          Apprec (FSA Insd) (a).......................... 8.100    12/01/16          456,997
   290    Cook Cnty, IL Sch Dist No 100 Berwyn South Cap
          Apprec (FSA Insd) (a).......................... 8.200    12/01/14          370,649
 2,605    Cook Cnty, IL Sch Dist No 122 Oak Lawn Cap
          Apprec (FGIC Insd) (a).........................   *      12/01/17        1,705,077
 2,995    Cook Cnty, IL Sch Dist No 122 Oak Lawn Cap
          Apprec (FGIC Insd) (a).........................   *      12/01/18        1,863,968

 20                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY       VALUE
--------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$4,210    Cook Cnty, IL Sch Dist No 122 Oak Lawn Cap
          Apprec (FGIC Insd) (a).........................   *      12/01/19   $    2,487,184
 4,050    Cook Cnty, IL Sch Dist No 122 Oak Lawn Cap
          Apprec (FGIC Insd).............................   *      12/01/20        2,262,654
 3,000    Du Page Cnty, IL Cmnty High Sch (FSA Insd)..... 5.600%   01/01/22        3,226,860
   540    Grundy, Kendall & Will Cntys, IL (AMBAC
          Insd).......................................... 5.500    05/01/20          570,067
   340    Grundy, Kendall & Will Cntys, IL (AMBAC
          Insd).......................................... 5.500    05/01/21          356,544
 3,000    Huntley, IL Spl Svc Area No 10 Spl Tax Rfdg
          (AGL Insd)..................................... 5.100    03/01/29        3,126,390
 2,000    Illinois Dev Fin Auth Rev Sch Dist Pgm Rockford
          Sch 205 (FSA Insd)............................. 6.650    02/01/11        2,190,000
 5,000    Illinois Fin Auth Rev Osf Hlthcare Sys Ser A... 5.750    11/15/37        5,244,200
 1,465    Illinois Hsg Dev Auth Multi Fam Rev Ser K...... 4.600    07/01/23        1,451,141
 2,000    Illinois Med Dist (MBIA Insd).................. 5.250    06/01/32        2,086,540
 3,500    Illinois Muni Elec Agy Pwr Supply Sys Rev Rfdg
          (FSA Insd) (Prerefunded @ 2/01/08)............. 5.000    02/01/21        3,552,430
10,000    Illinois St Toll Hwy Auth Toll Highway Rev Sr
          Priority Ser A-1 (FSA Insd).................... 5.000    01/01/26       10,464,800
 1,200    Lake Cnty, IL Cmnty Cons Sch Dist No 50
          Woodland Cap Apprec Ser B (FGIC Insd)..........   *      12/01/14          907,632
 6,790    Lake Cnty, IL Cmnty Unit Sch Dist No 60
          Waukegan Cap Apprec Ser A (FSA Insd)...........   *      12/01/17        4,444,327
 1,330    McHenry Cnty, IL Cmnty High Sch Dist No 154 Cap
          Apprec (FGIC Insd).............................   *      01/01/16          947,399
 3,000    McHenry & Kane Cnty, IL Cmnty Cons Sch Dist No
          158 Cap Apprec (FGIC Insd).....................   *      01/01/17        2,041,710
 4,000    McHenry & Kane Cnty, IL Cmnty Cons Sch Dist No
          158 Cap Apprec (FGIC Insd).....................   *      01/01/18        2,590,560
 6,000    Metropolitan Pier & Expo Auth IL Dedicated St
          Tax Rev McCormick Pl Expn Ser A (MBIA Insd).... 5.250    06/15/42        6,233,280
                                                                              --------------
                                                                                 170,599,779
                                                                              --------------
          INDIANA  1.3%
   610    Indiana Bd Bk Spl Pgm Ser A (AMBAC Insd) (e)... 9.750    08/01/09          647,899
 2,350    Indiana Hlth & Ed Fac Fin Cmnty Fndtn Northwest
          IN............................................. 5.500    03/01/37        2,348,191
 1,245    Indiana Hlth Fac Fin Auth Hosp Rev Cmnty Proj
          Ser A (AMBAC Insd)............................. 5.000    05/01/35        1,266,576
 5,000    Indiana Muni Pwr Agy Pwr Supply Ser A (MBIA
          Insd).......................................... 5.000    01/01/37        5,154,750
 3,840    Indiana Muni Pwr Agy Pwr Supply Ser A (MBIA
          Insd).......................................... 5.000    01/01/42        3,935,539
   500    Plainfield, IN Cmnty High Sch Bldg Corp First
          Mtg (FGIC Insd)................................ 5.000    01/15/30          517,995
                                                                              --------------
                                                                                  13,870,950
                                                                              --------------

See Notes to Financial Statements                                             21

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY       VALUE
--------------------------------------------------------------------------------------------
          IOWA  0.2%
$2,375    Iowa Fin Auth Hosp Fac Rev Trinity Regl Hosp
          Proj (FSA Insd)................................ 5.750%   07/01/17   $    2,426,466
                                                                              --------------

          KANSAS  0.2%
 2,250    Lenexa, KS Hlthcare Fac Rev Rfdg & Impt........ 5.500    05/15/39        2,241,473
                                                                              --------------

          LOUISIANA  2.7%
 3,585    Calcasieu Parish, LA Mem Hosp Svc Dist Hosp Rev
          Lake Charles Mem Hosp Proj Ser A (Connie Lee
          Insd).......................................... 6.375    12/01/12        3,804,653
 5,530    Calcasieu Parish, LA Mem Hosp Svc Dist Hosp Rev
          Lake Charles Mem Hosp Proj Ser A (Connie Lee
          Insd).......................................... 6.500    12/01/18        6,602,820
 7,500    Lafayette, LA Util Rev (MBIA Insd)............. 5.250    11/01/24        8,017,275
 7,000    Louisiana St Gas & Fuels Tax Rev Ser A (XLCA
          Insd) (b)...................................... 5.000    05/01/27        7,284,830
 2,500    Louisiana St Gas & Fuels Tax Rev Ser A (XLCA
          Insd) (b)...................................... 5.000    05/01/28        2,598,088
   225    New Orleans, LA Home Mtg Auth Single Family Mtg
          Rev Ser 1985 (MBIA Insd).......................   *      09/15/16           88,562
                                                                              --------------
                                                                                  28,396,228
                                                                              --------------
          MARYLAND  0.4%
 1,255    Maryland St Cmnty Dev Admin Dept Hsg & Cmnty
          Dev Ser P (AMT) (b)............................ 4.450    09/01/21        1,197,087
 1,000    Maryland St Cmnty Dev Admin Dept Hsg & Cmnty
          Dev Ser P (AMT) (b)............................ 4.550    09/01/26          953,854
 1,350    Maryland St Cmnty Dev Admin Dept Hsg & Cmnty
          Dev Ser P (AMT) (b)............................ 4.625    09/01/31        1,287,703
   675    Maryland St Cmnty Dev Admin Dept Hsg & Cmnty
          Dev Ser P (AMT) (b)............................ 4.700    03/01/37          643,852
                                                                              --------------
                                                                                   4,082,496
                                                                              --------------
          MASSACHUSETTS  1.2%
 2,350    Massachusetts Muni Whsl Elec Co Nuclear Mix Ser
          1-A (MBIA Insd)................................ 5.250    07/01/13        2,516,098
   175    Massachusetts Muni Whsl Elec Co Proj No. 6-A
          Ser A (MBIA Insd).............................. 5.250    07/01/16          187,369
 3,000    Massachusetts St Hsg Fin Agy Hsg Ser A (AMT)... 5.200    12/01/37        3,016,770
 2,065    Massachusetts St Hsg Fin Agy Hsg Rev Single
          Family Hsg Ser 126 (AMT) (b)................... 4.625    06/01/32        1,941,981
 5,000    Massachusetts St Wtr Pollutn Abatement Tr Pool
          Pgm Ser 12 (b)................................. 4.375    08/01/31        4,761,325
                                                                              --------------
                                                                                  12,423,543
                                                                              --------------

 22                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY       VALUE
--------------------------------------------------------------------------------------------
          MICHIGAN  0.3%
$   75    Chippewa Valley, MI Sch Bldg & Site (FSA
          Insd).......................................... 5.000%   05/01/20   $       79,162
 3,000    Michigan Tob Settlement Fin Auth Tob Settlement
          Asset Sr Ser A................................. 6.000    06/01/48        2,999,250
                                                                              --------------
                                                                                   3,078,412
                                                                              --------------
          MISSISSIPPI  0.6%
 1,000    Harrison Cnty, MS Wastewtr Mgmt & Solid
          Wastewtr Treatment Fac Rfdg Ser A (FGIC Insd)
          (e)............................................ 8.500    02/01/13        1,231,190
 5,000    Mississippi Dev Bank Spl Oblg Muni Energy Agy
          Pwr Supply Proj Ser A (XLCA Insd).............. 5.000    03/01/41        5,077,100
                                                                              --------------
                                                                                   6,308,290
                                                                              --------------
          MISSOURI  1.4%
 1,170    Mehlville, MO Sch Dist No R-9 Ctf Partn Ser A
          (FSA Insd)..................................... 5.500    03/01/16        1,239,451
 1,225    Mehlville, MO Sch Dist No R-9 Ctf Partn Ser A
          (FSA Insd)..................................... 5.500    03/01/17        1,293,269
 2,400    Missouri St Hsg Dev Commn Single Family Mtg Rev
          Homeownership Ln Prog (GNMA Collateralized)
          (AMT).......................................... 5.100    09/01/38        2,390,640
 2,750    Springfield, MO Pub Bldg Corp Leasehold Rev
          Springfield Branson Arpt Ser B (AMBAC Insd)
          (AMT) (b)...................................... 4.550    07/01/29        2,567,338
 3,350    Springfield, MO Pub Bldg Corp Leasehold Rev
          Springfield Branson Aprt Ser B (AMBAC Insd)
          (AMT) (b)...................................... 4.600    07/01/36        3,127,485
 4,475    Springfield, MO Pub Util Rev (FGIC Insd)....... 4.500    08/01/36        4,353,504
                                                                              --------------
                                                                                  14,971,687
                                                                              --------------
          MONTANA  1.4%
 2,900    Forsyth, MT Pollutn Ctl Rev Northwestn Corp
          Colstrip Rfdg (AMBAC Insd)..................... 4.650    08/01/23        2,908,381
 3,000    Montana Fac Fin Auth Hlthcare Fac Rev St Luke
          Cmnty Hlthcare Proj Ser C...................... 4.750    01/01/32        2,921,790
 3,750    Montana Fac Fin Auth Rev Benefis Hlth Sys (AGL
          Insd).......................................... 5.000    01/01/37        3,817,875
 5,000    Montana St Brd Hsg Single Family Mtg Ser A-2
          (AMT).......................................... 4.800    12/01/37        4,766,200
                                                                              --------------
                                                                                  14,414,246
                                                                              --------------
          NEBRASKA  0.5%
 3,620    Saunders Cnty, NE (FSA Insd) (a)............... 5.000    11/01/35        3,688,165
 2,000    Washington Cnty, NE Wastewtr & Solid Waste Disp
          Fac Rev Cargill Inc Proj (AMT)................. 4.850    04/01/35        1,895,380
                                                                              --------------
                                                                                   5,583,545
                                                                              --------------

See Notes to Financial Statements                                             23

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY       VALUE
--------------------------------------------------------------------------------------------
          NEVADA  2.1%
$10,040   Clark Cnty, NV Arpt Rev Sub Lien Ser A-1 (AMT)
          (FGIC Insd) (b)................................ 5.500%   07/01/22   $   10,600,784
10,000    Director St, NV Dept Business & Ind Las Vegas
          Monorail Proj First Tier (AMBAC Insd).......... 5.625    01/01/32       10,523,100
   935    Reno, NV Cap Impt Rev (FGIC Insd).............. 5.125    06/01/26          974,532
                                                                              --------------
                                                                                  22,098,416
                                                                              --------------
          NEW JERSEY  7.6%
 4,000    Tobacco Settlement Fin Corp NJ Ser A-1......... 4.750    06/01/34        3,331,560
13,430    Tobacco Settlement Fin Corp NJ Ser A-1 (b)..... 4.750    06/01/34       11,349,564
70,000    Tobacco Settlement Fin Corp NJ Ser A-1 (b)..... 5.000    06/01/41       63,906,673
                                                                              --------------
                                                                                  78,587,797
                                                                              --------------
          NEW YORK  2.2%
 5,000    Liberty, NY Dev Corp Rev Goldman Sachs
          Headquarters................................... 5.250    10/01/35        5,340,550
 5,470    New York City Hlth & Hosp Hlth Sys Ser A (FSA
          Insd).......................................... 5.000    02/15/21        5,678,680
 5,000    New York City, NY Indl Dev Agy Civic Fac Rev
          Polytechnic Univ Proj (ACA Insd) (b)........... 5.250    11/01/27        4,969,850
 2,360    New York City, NY City Hsg Dev Corp Ser B-1
          (AMT).......................................... 5.125    11/01/32        2,374,113
 3,105    New York St Dorm Auth Rev Insd Brooklyn Law Sch
          Ser B (XLCA Insd) (a).......................... 5.375    07/01/21        3,351,444
 1,000    New York St Mtg Agy Homeowner Mtg Rev (AMT).... 5.125    10/01/37          996,950
                                                                              --------------
                                                                                  22,711,587
                                                                              --------------
          NORTH CAROLINA  0.2%
 1,650    North Carolina Hsg Fin Agy Homeownership Rev
          Ser 30-A (AMT) (c)............................. 5.250    07/01/39        1,663,712
                                                                              --------------

          NORTH DAKOTA  1.2%
 5,000    Mercer Cnty, ND Pollutn Ctl Rev Antelope Vly
          Station Rfdg (AMBAC Insd)...................... 7.200    06/30/13        5,599,650
 5,000    Oliver Cnty, ND Pollutn Ctl Rev Square Butte
          Elec Coop Rfdg Ser A (AMBAC Insd).............. 5.300    01/01/27        5,175,700
 1,125    Ward Cnty, ND Hlthcare Fac Rev Trinity
          Obligated Group................................ 5.125    07/01/25        1,128,847
                                                                              --------------
                                                                                  11,904,197
                                                                              --------------
          OKLAHOMA  0.9%
 1,480    Jenks, OK Aquarium Auth Rev Rfdg (MBIA Insd)... 5.250    07/01/33        1,557,567
 4,320    McAlester, OK Pub Wks Auth Util Cap Apprec Ser
          A (FSA Insd)...................................   *      02/01/30        1,266,321
 2,400    Oklahoma City, OK Pub Ppty Auth Hotel Tax Rev
          (FGIC Insd).................................... 5.250    10/01/29        2,528,976

 24                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY       VALUE
--------------------------------------------------------------------------------------------
          OKLAHOMA (CONTINUED)
$2,000    Oklahoma Colleges Brd Regt Stad Univ Cent OK
          Ser B (AMBAC Insd)............................. 5.500%   06/01/24   $    2,186,360
 2,000    Tulsa, OK Cmnty College Rev (AMBAC Insd)....... 5.500    07/01/22        2,161,520
                                                                              --------------
                                                                                   9,700,744
                                                                              --------------
          PENNSYLVANIA  3.5%
 5,000    Allegheny Cnty, PA Hosp Dev Auth Rev Insd Hlth
          Sys Ser A (MBIA Insd) (Prerefunded @
          11/15/10)...................................... 6.500    11/15/30        5,523,500
 4,875    Allegheny Cnty, PA Hosp Dev Auth Rev Pittsburgh
          Mercy Hlth Sys Inc (AMBAC Insd) (e)............ 5.625    08/15/26        5,236,091
 3,000    Allegheny Cnty, PA San Auth Swr (FGIC Insd).... 5.000    12/01/37        3,112,860
   250    Harrisburg, PA Auth Res Gtd Sub Ser D-2 (FSA
          Insd).......................................... 5.000    12/01/33          266,148
 3,000    Lycoming Cnty, PA Auth College Rev PA College
          of Technology (AMBAC Insd)..................... 5.350    07/01/26        3,117,540
 1,800    Pennsylvania Hsg Fin Agy Single Family Mtg Rev
          Ser 96-A (AMT) (b)............................. 4.600    10/01/27        1,691,408
 2,500    Pennsylvania Hsg Fin Agy Single Family Mtg Rev
          Ser 96-A (AMT) (b)............................. 4.650    10/01/31        2,349,180
 4,700    Pennsylvania Hsg Fin Agy Single Family Mtg Rev
          Ser 96-A (AMT) (b)............................. 4.700    10/01/37        4,416,458
 4,555    Philadelphia, PA Gas Wks Rev 1998 Gen Ordinance
          4th Ser (FSA Insd)............................. 5.250    08/01/21        4,794,183
 1,485    Philadelphia, PA Gas Wks Rev Eighteenth Ser AGC
          (AGL Insd)..................................... 5.250    08/01/20        1,578,169
 3,665    Philadelphia, PA Gas Wks Rev Fifth Ser A-1 (AGL
          Insd) (a)...................................... 5.250    09/01/17        3,953,875
                                                                              --------------
                                                                                  36,039,412
                                                                              --------------
          RHODE ISLAND  0.1%
 1,075    Rhode Island Hsg & Mtg Fin Corp Homeownership
          Oppty Ser 57-B (AMT)........................... 5.350    10/01/37        1,092,458
                                                                              --------------

          SOUTH CAROLINA  2.6%
 3,325    Columbia, SC Pkg Fac Rev Ser A (CIFG Insd)..... 5.000    02/01/37        3,395,457
 5,170    Easley, SC Util Rev Impt & Rfdg (FSA Insd)..... 5.000    12/01/34        5,328,822
 3,000    Kershaw Cnty, SC Pub Sch Fndtn Installment Pwr
          Rev Dist Proj (CIFG Insd)...................... 5.000    12/01/30        3,096,750
 3,800    Scago Ed & Fac Corp for Cherokee Cnty SC Proj
          Ser B (FSA Insd)............................... 5.000    12/01/30        3,936,344
 6,500    South Carolina Jobs Econ Dev Auth Indl Rev Elec
          & Gas Co Proj Ser A (AMBAC Insd)............... 5.200    11/01/27        6,822,855
 4,000    South Carolina Jobs Econ Tuomey (CIFG Insd).... 5.000    11/01/30        4,096,640
                                                                              --------------
                                                                                  26,676,868
                                                                              --------------

See Notes to Financial Statements                                             25

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY       VALUE
--------------------------------------------------------------------------------------------
          SOUTH DAKOTA  1.0%
$5,205    South Dakota St Lease Rev Tr Ctf Ser A (FSA
          Insd).......................................... 6.625%   09/01/12   $    5,695,936
 4,000    South Dakota St Lease Rev Tr Ctf Ser A (FSA
          Insd).......................................... 6.700    09/01/17        4,857,280
                                                                              --------------
                                                                                  10,553,216
                                                                              --------------
          TEXAS  7.5%
   620    Alamo, TX Cmnty College Dist Combined Fee Rfdg
          (FSA Insd)..................................... 5.000    11/01/22          641,744
 5,000    Brazos Riv Auth TX Rev Houston Ind Inc Proj Ser
          C (AMBAC Insd)................................. 5.125    05/01/19        5,132,800
 4,000    Dallas Fort Worth, TX Intl Arpt Rev Impt Ser B
          (FSA Insd) (AMT) (b)........................... 5.375    11/01/21        4,202,640
 6,110    Dallas Fort Worth, TX Intl Arpt Rev Impt Ser B
          (FSA Insd) (AMT) (b)........................... 5.500    11/01/19        6,511,549
 5,000    Houston, TX Util Sys Rev First Lien Rfdg Ser A
          (FSA Insd)..................................... 5.000    11/15/36        5,170,500
22,500    Houston, TX Util Sys Rev First Lien Rfdg Ser A
          (FGIC Insd).................................... 5.250    05/15/23       23,910,075
   750    Laredo, TX Cmnty College Dist Unrefunded
          Balance Bldg & Rfdg (AMBAC Insd)............... 5.300    08/01/26          776,190
 4,000    North TX Hlth Fac Dev Corp United Regl Hlthcare
          Sys (FSA Insd)................................. 5.000    09/01/32        4,102,160
 3,000    Nueces Riv Auth TX Wtr Supply Rev Fac Corpus
          Christi Proj Rfdg (FSA Insd)................... 5.000    07/15/25        3,122,550
 2,000    Nueces Riv Auth TX Wtr Supply Rev Fac Corpus
          Christi Proj Rfdg (FSA Insd)................... 5.000    03/01/27        2,075,000
 2,000    San Antonio, TX Hotel Occupancy Rev Sub Lien
          Rfdg Ser A (AMBAC Insd)........................ 5.000    08/15/29        2,046,360
 5,000    Tarrant Cnty, TX Cultural Ed Fac Fin Corp
          Retirement Fac Buckner Retirement Svcs Inc
          Proj........................................... 5.250    11/15/37        5,100,100
 1,750    Tarrant Cnty, TX Hlth Fac Dev Corp Hlth Sys Rev
          Ser B (FGIC Insd) (e).......................... 5.000    09/01/15        1,873,200
 1,000    Texas St Dept Hsg & Cmnty Affairs Single Family
          Rev Ser B (GNMA Collateralized) (AMT).......... 5.250    09/01/32        1,012,940
 1,000    Texas St Dept Hsg & Cmnty Affairs Single Family
          Rev Ser B (GNMA Collateralized) (AMT).......... 5.300    09/01/39        1,009,930
10,000    Texas St Tpk Auth Cent TX Tpk First Tier Ser A
          (AMBAC Insd)................................... 5.500    08/15/39       10,608,500
                                                                              --------------
                                                                                  77,296,238
                                                                              --------------
          UTAH  0.1%
   520    Provo, UT Elec Rev 1984 Rfdg Ser A (AMBAC Insd)
          (e)............................................ 10.375   09/15/15          664,711
                                                                              --------------

 26                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY       VALUE
--------------------------------------------------------------------------------------------
          VIRGINIA  3.0%
$3,150    Virginia St Hsg Auth Dev Auth Rental Hsg Ser D
          (AMT) (b)...................................... 4.500%   07/01/29   $    2,955,676
 3,650    Virginia St Hsg Auth Dev Auth Rental Hsg Ser D
          (AMT) (b)...................................... 4.600    07/01/33        3,449,158
 5,835    Virginia St Hsg Auth Dev Auth Rental Hsg Ser D
          (AMT) (b)...................................... 4.650    01/01/39        5,430,405
10,000    Virginia St Hsg Dev Auth Comwlth Mtg Ser A-1
          (AMT).......................................... 5.100    10/01/35       10,018,300
 9,950    Virginia St Hsg Dev Auth Comwlth Mtg Ser B
          (AMT) (b)...................................... 4.850    01/01/36        9,529,290
                                                                              --------------
                                                                                  31,382,829
                                                                              --------------
          WASHINGTON  7.2%
 4,115    Chelan Cnty, WA Sch Dist No 246 (FSA Insd)..... 5.000    12/01/21        4,310,997
11,340    Energy Northwest WA Elec Rev Columbia
          Generating Rfdg Ser A (FSA Insd)............... 5.500    07/01/17       12,123,481
 4,500    Energy Northwest WA Elec Rev Proj No 3 Rfdg Ser
          A (FSA Insd)................................... 5.500    07/01/17        4,810,905
14,500    Energy Northwest WA Elec Rev Proj No 3 Rfdg Ser
          A (FSA Insd)................................... 5.500    07/01/18       15,493,830
 5,000    Energy Northwest WA Elec Rev Proj No 3 Rfdg Ser
          B (FSA Insd)................................... 6.000    07/01/16        5,497,200
 1,365    Energy Northwest WA Wind Proj (AMBAC Insd)..... 5.000    07/01/23        1,403,561
 1,215    Fife, WA Wtr & Swr Rev (MBIA Insd) (a)......... 5.000    04/01/24        1,259,688
 1,160    Fife, WA Wtr & Swr Rev (MBIA Insd) (a)......... 5.000    04/01/29        1,196,030
 1,895    Fife, WA Wtr & Swr Rev (MBIA Insd)............. 5.125    04/01/24        1,907,299
 2,500    Goat Hill Ppty WA Lease Rev Govt Office Bldg
          Proj (MBIA Insd)............................... 5.000    12/01/33        2,558,225
 5,115    Lynnwood, WA Pub Fac Dist Rev Convention Ctr
          (AMBAC Insd)................................... 5.000    12/01/34        5,249,524
 4,185    Port Seattle, WA Rev Inter Lien Rfdg (XLCA
          Insd).......................................... 5.000    02/01/27        4,333,358
 1,250    Skagit Cnty, WA Pub Hosp Dist No 001 Rev Skagit
          Vy Hosp........................................ 5.750    12/01/28        1,301,175
   145    Snohomish Cnty, WA Pub Util 1 (FSA Insd)....... 5.000    12/01/24          149,147
 2,565    Snohomish Cnty, WA Pub Util 1 (FSA Insd)....... 5.500    12/01/23        2,746,807
 3,000    Spokane, WA Pub Fac Dist Hotel (MBIA Insd)..... 5.250    09/01/33        3,119,610
 2,000    Spokane, WA Pub Fac Dist Hotel (MBIA Insd)..... 5.750    12/01/25        2,186,280
 2,420    Spokane, WA Pub Fac Dist Hotel (MBIA Insd)..... 5.750    12/01/26        2,630,225
 2,000    Washington St Hsg Fin Commn Single Family Prog
          Ser 2-A (GNMA Collateralized) (AMT)............ 4.700    12/01/38        1,874,160
                                                                              --------------
                                                                                  74,151,502
                                                                              --------------
          WEST VIRGINIA  0.2%
 1,530    West Virginia Econ Dev Auth Lease Rev
          Correctional Juvenile & Pub Ser A (MBIA
          Insd).......................................... 5.500    06/01/19        1,655,582
                                                                              --------------

See Notes to Financial Statements                                             27

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY       VALUE
--------------------------------------------------------------------------------------------
          WISCONSIN  0.4%
$4,000    Wisconsin Pub Pwr Inc Sys Pwr Supply Sys Rev
          Ser A (AMBAC Insd)............................. 5.000%   07/01/37   $    4,112,320
                                                                              --------------

          PUERTO RICO  0.3%
 3,000    Puerto Rico Indl Tourist Ed Med & Environmental
          Ctl Fac Hosp Aux (MBIA Insd)................... 6.250    07/01/16        3,006,570
                                                                              --------------

TOTAL LONG-TERM INVESTMENTS  119.9%
  (Cost $1,229,169,169)....................................................    1,238,678,843
                                                                              --------------

TOTAL SHORT-TERM INVESTMENTS  4.7%
  (Cost $48,725,000).......................................................       48,725,000
                                                                              --------------

TOTAL INVESTMENTS  124.6%
  (Cost $1,277,894,169)....................................................    1,287,403,843
LIABILITY FOR FLOATING RATE NOTE OBLIGATIONS RELATED TO SECURITIES
HELD  (23.7%)
  (Cost ($244,725,000))

  (244,725) Notes with interest rates ranging from 3.80% to 4.00% at
            September 30, 2007 and contractual maturities of collateral
            ranging from 2019 to 2047 (See Note 1) (d).....................     (244,725,000)
                                                                              --------------

TOTAL NET INVESTMENTS 100.9%
  (Cost $984,444,169)......................................................    1,042,678,843
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.9%)..............................       (9,339,361)
                                                                              --------------

NET ASSETS  100.0%.........................................................   $1,033,339,482
                                                                              ==============

Percentages are calculated as a percentage of net assets.

*   Zero coupon bond

(a) The Fund owns 100% of the outstanding bond issuance.

(b) Underlying security related to Inverse Floaters entered into by the Fund. See Notes 1H and 6B.

(c) Security purchased on a when-issued or delayed delivery basis.

(d) Floating rate notes. The interest rates shown reflect the rates in effect at September 30, 2007.

(e) Escrowed to Maturity

(f) All or a portion of this security has been physically segregated in connection with open futures contracts.

(g) Inverse Floating Rate. The interest rates shown reflect the rates in effect at September 30, 2007.

 28                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

(h) 144A -- Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ACA--American Capital Access

AGL--Assured Guaranty Ltd.

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

CIFG--CDC IXIS Financial Guaranty

Connie Lee--Connie Lee Insurance Co.

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

MBIA--Municipal Bond Investors Assurance Corp.

Radian--Radian Asset Assurance

XLCA--XL Capital Assurance Inc.

FUTURES CONTRACTS OUTSTANDING AS OF SEPTEMBER 30, 2007:

                                                                           UNREALIZED
                                                                          APPRECIATION/
                                                              CONTRACTS   DEPRECIATION
SHORT CONTRACTS:
U.S. Treasury Bond Futures, December 2007
  (Current Notional Value of $111,344 per contract).........    1,926      $1,698,258
                                                                -----      ----------

See Notes to Financial Statements                                             29

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2007

ASSETS:
Total Investments (Cost $1,277,894,169).....................  $1,287,403,843
Cash........................................................       1,383,963
Receivables:
  Interest..................................................      13,501,084
  Fund Shares Sold..........................................         176,430
Other.......................................................         337,965
                                                              --------------
    Total Assets............................................   1,302,803,285
                                                              --------------
LIABILITIES:
Payables:
  Floating Rate Note Obligations............................     244,725,000
  Investments Purchased.....................................      20,169,895
  Fund Shares Repurchased...................................       2,554,346
  Income Distributions......................................         657,228
  Investment Advisory Fee...................................         434,088
  Distributor and Affiliates................................         357,297
Trustees' Deferred Compensation and Retirement Plans........         417,730
Accrued Expenses............................................         148,219
                                                              --------------
    Total Liabilities.......................................     269,463,803
                                                              --------------
NET ASSETS..................................................  $1,033,339,482
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,023,368,987
Net Unrealized Appreciation.................................      11,207,932
Accumulated Undistributed Net Investment Income.............       2,625,987
Accumulated Net Realized Loss...............................      (3,863,424)
                                                              --------------
NET ASSETS..................................................  $1,033,339,482
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $983,277,247 and 55,483,208 shares of
    beneficial interest issued and outstanding).............  $        17.72
    Maximum sales charge (4.75%* of offering price).........            0.88
                                                              --------------
    Maximum offering price to public........................  $        18.60
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $30,010,524 and 1,695,492 shares of
    beneficial interest issued and outstanding).............  $        17.70
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $18,979,179 and 1,073,322 shares of
    beneficial interest issued and outstanding).............  $        17.68
                                                              ==============
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $1,072,532 and 60,519 shares of beneficial
    interest issued and outstanding)........................  $        17.72
                                                              ==============

*   On sales of $100,000 or more, the sales charge will be reduced.

 30                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended September 30, 2007

INVESTMENT INCOME:
Interest....................................................  $ 60,919,911
                                                              ------------
EXPENSES:
Interest and Residual Trust Expenses........................     7,254,839
Investment Advisory Fee.....................................     5,589,961
Distribution (12b-1) and Service Fees
  Class A...................................................     2,558,961
  Class B...................................................       374,252
  Class C...................................................       195,990
Transfer Agent Fees.........................................       647,259
Accounting and Administrative Expenses......................       218,508
Professional Fees...........................................       152,430
Reports to Shareholders.....................................        96,310
Custody.....................................................        68,435
Registration Fees...........................................        55,966
Trustees' Fees and Related Expenses.........................        51,231
Other.......................................................        62,287
                                                              ------------
    Total Expenses..........................................    17,326,429
    Less Credits Earned on Cash Balances....................        51,630
                                                              ------------
    Net Expenses............................................    17,274,799
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 43,645,112
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  7,009,971
  Futures...................................................    (9,711,280)
  Swaps.....................................................    (2,862,937)
                                                              ------------
Net Realized Loss...........................................    (5,564,246)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    55,739,241
                                                              ------------
  End of the Period:
    Investments.............................................     9,509,674
    Futures.................................................     1,698,258
                                                              ------------
                                                                11,207,932
                                                              ------------
Net Unrealized Depreciation During the Period...............   (44,531,309)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(50,095,555)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (6,450,443)
                                                              ============

See Notes to Financial Statements                                             31

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                            FOR THE              FOR THE
                                                           YEAR ENDED           YEAR ENDED
                                                       SEPTEMBER 30, 2007   SEPTEMBER 30, 2006
                                                       ---------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................    $   43,645,112       $   44,231,145
Net Realized Gain/Loss...............................        (5,564,246)           9,909,928
Net Unrealized Depreciation During the Period........       (44,531,309)          (4,367,911)
                                                         --------------       --------------
Change in Net Assets from Operations.................        (6,450,443)          49,773,162
                                                         --------------       --------------

Distributions from Net Investment Income:
  Class A Shares.....................................       (40,174,291)         (41,491,407)
  Class B Shares.....................................        (1,163,640)          (1,533,329)
  Class C Shares.....................................          (610,672)            (670,641)
  Class I Shares.....................................           (88,748)             (78,466)
                                                         --------------       --------------
                                                            (42,037,351)         (43,773,843)
                                                         --------------       --------------

Distributions from Net Realized Gain:
  Class A Shares.....................................        (3,149,919)         (22,486,062)
  Class B Shares.....................................          (122,192)          (1,089,279)
  Class C Shares.....................................           (59,328)            (456,473)
  Class I Shares.....................................            (7,068)             (37,990)
                                                         --------------       --------------
                                                             (3,338,507)         (24,069,804)
                                                         --------------       --------------
Total Distributions..................................       (45,375,858)         (67,843,647)
                                                         --------------       --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................       (51,826,301)         (18,070,485)
                                                         --------------       --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................        61,750,099           74,704,286
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................        36,270,893           54,158,045
Cost of Shares Repurchased...........................      (155,459,171)        (162,232,377)
                                                         --------------       --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...       (57,438,179)         (33,370,046)
                                                         --------------       --------------
TOTAL DECREASE IN NET ASSETS.........................      (109,264,480)         (51,440,531)
NET ASSETS:
Beginning of the Period..............................     1,142,603,962        1,194,044,493
                                                         --------------       --------------
End of the Period (Including accumulated
  undistributed net investment income of $2,625,987
  and $1,060,848, respectively)......................    $1,033,339,482       $1,142,603,962
                                                         ==============       ==============

 32                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL STATEMENTS continued

Statement of Cash Flows
For the Year Ended September 30, 2007

CHANGE IN NET ASSETS FROM OPERATIONS........................  $  (6,450,443)
                                                              -------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Provided by Operating Activities:
  Purchases of Investments..................................   (744,388,246)
  Proceeds from Sales/Maturities of Investments.............    640,097,253
  Net Sales of Short-Term Investments.......................     17,120,000
  Amortization of Premium...................................      2,422,813
  Accretion of Discount.....................................     (1,505,311)
  Net Realized Gain on Investments..........................     (7,009,971)
  Net Change in Unrealized Depreciation on Investments......     48,114,712
  Decrease in Swap Contracts................................       (926,662)
  Decrease in Variation Margin on Futures...................         83,437
  Decrease in Interest Receivables and Other Assets.........        424,270
  Decrease in Receivable for Investments Sold...............      1,297,148
  Decrease in Accrued Expenses and Other Payables...........        (94,378)
  Decrease in Investments Purchased Payable.................    (29,186,109)
                                                              -------------
    Total Adjustments.......................................    (73,551,044)
                                                              -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................    (80,001,487)
                                                              -------------
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from Shares Sold.................................     62,074,417
  Repurchased Shares........................................   (154,708,406)
  Dividends Paid (net of reinvested dividends of
    $36,270,893)............................................     (9,260,805)
  Proceeds from Floating Rate Note Obligations..............    181,595,000
                                                              -------------
NET CASH PROVIDED BY FINANCING ACTIVITIES...................     79,700,206
                                                              -------------
Net Decrease in Cash........................................       (301,281)
Cash at the Beginning of the Period.........................      1,685,244
                                                              -------------
CASH AT THE END OF THE PERIOD...............................  $   1,383,963
                                                              =============
Supplemental Disclosures of Cash Flow Information
  Cash Paid During the Year for Interest....................  $   7,254,839
                                                              =============

See Notes to Financial Statements                                             33

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                         ------------------------------------------------------
                                        2007       2006        2005        2004        2003
                                       ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................  $18.59    $  18.87    $  19.07    $  19.27    $  19.65
                                       ------    --------    --------    --------    --------
  Net Investment Income..............    0.74(a)     0.72(a)     0.72        0.76        0.77
  Net Realized and Unrealized
    Gain/Loss........................   (0.84)       0.09       (0.01)       0.02       (0.23)
                                       ------    --------    --------    --------    --------
Total from Investment Operations.....   (0.10)       0.81        0.71        0.78        0.54
                                       ------    --------    --------    --------    --------
Less:
  Distributions from Net Investment
    Income...........................    0.71        0.71        0.74        0.75        0.74
  Distributions from Net Realized
    Gain.............................    0.06        0.38        0.17        0.23        0.18
                                       ------    --------    --------    --------    --------
Total Distributions..................    0.77        1.09        0.91        0.98        0.92
                                       ------    --------    --------    --------    --------
NET ASSET VALUE, END OF THE PERIOD...  $17.72    $  18.59    $  18.87    $  19.07    $  19.27
                                       ======    ========    ========    ========    ========

Total Return (b).....................  -0.63%       4.49%       3.77%       4.22%       2.90%
Net Assets at End of the Period (In
  millions)..........................  $983.3    $1,075.9    $1,114.2    $1,137.2    $1,209.9
Ratio of Expenses to Average Net
  Assets.............................   1.54%       1.00%       0.94%       0.89%       0.86%
Ratio of Net Investment Income to
  Average Net Assets.................   4.02%       3.87%       3.81%       3.99%       4.02%
Portfolio Turnover...................     51%         45%         65%         39%         58%

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net
  Assets (Excluding Interest and
  Residual Trust Expenses)...........   0.88%       0.88%       0.88%       0.87%       0.86%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 34                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                         YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                                ----------------------------------------------
                                               2007      2006      2005      2004      2003
                                              ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....  $18.57    $18.85    $19.05    $19.24    $19.63
                                              ------    ------    ------    ------    ------
  Net Investment Income.....................    0.60(a)   0.58(a)   0.59      0.62      0.63
  Net Realized and Unrealized Gain/Loss.....   (0.84)     0.09     (0.02)     0.02     (0.24)
                                              ------    ------    ------    ------    ------
Total from Investment Operations............   (0.24)     0.67      0.57      0.64      0.39
                                              ------    ------    ------    ------    ------
Less:
  Distributions from Net Investment
    Income..................................    0.57      0.57      0.60      0.60      0.60
  Distributions from Net Realized Gain......    0.06      0.38      0.17      0.23      0.18
                                              ------    ------    ------    ------    ------
Total Distributions.........................    0.63      0.95      0.77      0.83      0.78
                                              ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD..........  $17.70    $18.57    $18.85    $19.05    $19.24
                                              ======    ======    ======    ======    ======

Total Return (b)............................  -1.38%     3.71%     3.04%     3.43%     2.08%
Net Assets at End of the Period (In
  millions).................................  $ 30.0    $ 43.0    $ 56.2    $ 66.4    $ 82.6
Ratio of Expenses to Average Net Assets.....   2.29%     1.75%     1.70%     1.65%     1.62%
Ratio of Net Investment Income to Average
  Net Assets................................   3.25%     3.11%     3.05%     3.23%     3.26%
Portfolio Turnover..........................     51%       45%       65%       39%       58%

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net Assets
  (Excluding Interest and Residual Trust
  Expenses).................................   1.63%     1.63%     1.64%     1.63%     1.62%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             35

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                         YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                                ----------------------------------------------
                                               2007      2006      2005      2004      2003
                                              ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....  $18.55    $18.84    $19.04    $19.23    $19.62
                                              ------    ------    ------    ------    ------
  Net Investment Income.....................    0.60(a)   0.58(a)   0.58      0.62      0.63
  Net Realized and Unrealized Gain/Loss.....   (0.84)     0.08     (0.01)     0.02     (0.24)
                                              ------    ------    ------    ------    ------
Total from Investment Operations............   (0.24)     0.66      0.57      0.64      0.39
                                              ------    ------    ------    ------    ------
Less:
  Distributions from Net Investment
    Income..................................    0.57      0.57      0.60      0.60      0.60
  Distributions from Net Realized Gain......    0.06      0.38      0.17      0.23      0.18
                                              ------    ------    ------    ------    ------
Total Distributions.........................    0.63      0.95      0.77      0.83      0.78
                                              ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD..........  $17.68    $18.55    $18.84    $19.04    $19.23
                                              ======    ======    ======    ======    ======

Total Return (b)............................  -1.38%     3.66%     3.04%     3.43%     2.08%
Net Assets at End of the Period (In
  millions).................................  $ 19.0    $ 21.3    $ 21.7    $ 19.9    $ 24.1
Ratio of Expenses to Average Net Assets.....   2.29%     1.75%     1.70%     1.65%     1.62%
Ratio of Net Investment Income to Average
  Net Assets................................   3.26%     3.11%     3.05%     3.23%     3.25%
Portfolio Turnover..........................     51%       45%       65%       39%       58%

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net Assets
  (Excluding Interest and Residual Trust
  Expenses).................................   1.63%     1.63%     1.64%     1.63%     1.62%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 36                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED          AUGUST 12, 2005
                                                      SEPTEMBER 30,        (COMMENCEMENT OF
CLASS I SHARES                                     -------------------      OPERATIONS) TO
                                                    2007         2006     SEPTEMBER 30, 2005
                                                   -----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.........  $18.59       $18.87          $18.93
                                                   ------       ------          ------
  Net Investment Income..........................    0.78(a)      0.75(a)         0.10
  Net Realized and Unrealized Gain/Loss..........   (0.84)        0.10           (0.06)
                                                   ------       ------          ------
Total from Investment Operations.................   (0.06)        0.85            0.04
                                                   ------       ------          ------
Less:
  Distributions from Net Investment Income.......    0.75         0.75            0.10
  Distributions from Net Realized Gain...........    0.06         0.38             -0-
                                                   ------       ------          ------
Total Distributions..............................    0.81         1.13            0.10
                                                   ------       ------          ------
NET ASSET VALUE, END OF THE PERIOD...............  $17.72       $18.59          $18.87
                                                   ======       ======          ======

Total Return (b).................................  -0.38%        4.75%           0.20%*
Net Assets at End of the Period (In millions)....  $  1.1       $  2.4          $  1.9
Ratio of Expenses to Average Net Assets..........   1.29%        0.75%           0.70%
Ratio of Net Investment Income to Average Net
  Assets.........................................   4.23%        4.11%           4.06%
Portfolio Turnover...............................     51%          45%             65%

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net Assets
  (Excluding Interest and Residual Trust
  Expenses)......................................   0.63%        0.63%           0.64%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             37

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Insured Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities. The Fund commenced investment operations on December 14, 1984. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the last reported bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Interest rate swaps are valued using market quotations obtained from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2007, the Fund had $19,650,630 of when-issued and delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 continued

and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2007, the Fund had an accumulated capital loss carryforward for tax purposes of $210,390 which will expire on September 30, 2015.

    At September 30, 2007, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes........................  $1,028,238,575
                                                              ==============
Gross tax unrealized appreciation...........................  $   34,726,881
Gross tax unrealized depreciation...........................     (20,286,613)
                                                              --------------
Net tax unrealized appreciation on investments..............  $   14,440,268
                                                              ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the years ended September 30, 2007 and 2006 was as follows:

                                                                 2007           2006
Distributions paid from:
  Ordinary income...........................................  $   368,719    $ 5,594,196
  Tax exempt income.........................................   41,829,550     43,813,499
  Long-term capital gain....................................    3,333,429     18,477,514
                                                              -----------    -----------
                                                              $45,531,698    $67,885,209
                                                              ===========    ===========

    Permanent differences, primarily due to the Fund's investment in other regulated investment companies, resulted in the following reclassification among the Fund's components of net assets at September 30, 2007:

ACCUMULATED UNDISTRIBUTED   ACCUMULATED NET
  NET INVESTMENT INCOME      REALIZED LOSS    CAPITAL
        $(42,622)........       $42,622        $-0-

    As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $   11,165
Undistributed tax-exempt income.............................   3,457,102

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized on securities for tax purposes but not for book,

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 continued

post-October losses of $10,095,585 which are not recognized for tax purposes until the first day of the following fiscal year, and gains or losses recognized for tax purposes on open futures transactions on September 30, 2007.

F. INSURANCE EXPENSE The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

G. EXPENSE REDUCTIONS During the year ended September 30, 2007, the Fund's custody fee was reduced by $51,630 as a result of credits earned on cash balances.

H. FLOATING RATE NOTE OBLIGATIONS RELATED TO SECURITIES HELD The Fund enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interest in the dealer trusts' assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The Fund enters into shortfall agreements with the dealer trusts, which commit the Fund to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund's investments assets, and the related floating rate notes reflected as Fund liabilities under the caption "Floating Rate Note Obligations" on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption "Interest" and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption "Interest and Residual Trust Expenses" on the Fund's Statement of Operations. The notes issued by the dealer trust have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At September 30, 2007, Fund investments with a value of $322,628,491 are held by the dealer trusts and serve as collateral for the $244,725,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at September 30, 2007 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the fiscal year ended September 30, 2007 were $171,285,000 and 4.24%, respectively.

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 continued

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................    0.525%
Next $500 million...........................................    0.500%
Next $500 million...........................................    0.475%
Over $1.5 billion...........................................    0.450%

    For the year ended September 30, 2007, the Fund recognized expenses of approximately $37,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended September 30, 2007, the Fund recognized expenses of approximately $121,600 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2007, the Fund recognized expenses of approximately $515,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $304,676 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2007. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligations and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended September 30, 2007, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $124,400 and

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 continued

contingent deferred sales charge (CDSC) on redeemed shares of approximately $63,300. Sales charges do not represent expenses of the Fund.

3. CAPITAL TRANSACTIONS

For the years ended September 30, 2007 and 2006, transactions were as follows:

                                              FOR THE                        FOR THE
                                            YEAR ENDED                     YEAR ENDED
                                        SEPTEMBER 30, 2007             SEPTEMBER 30, 2006
                                    ---------------------------    ---------------------------
                                      SHARES          VALUE          SHARES          VALUE
Sales:
  Class A.........................   3,029,192    $  55,440,204     3,647,193    $  67,459,015
  Class B.........................     119,180        2,169,642       145,733        2,695,598
  Class C.........................     202,348        3,648,363       193,827        3,592,442
  Class I.........................      26,658          491,890        52,223          957,231
                                    ----------    -------------    ----------    -------------
Total Sales.......................   3,377,378    $  61,750,099     4,038,976    $  74,704,286
                                    ==========    =============    ==========    =============
Dividend Reinvestment:
  Class A.........................   1,901,728    $  34,806,744     2,782,083    $  51,372,658
  Class B.........................      48,204          882,182        99,188        1,829,554
  Class C.........................      26,612          486,151        45,556          839,386
  Class I.........................       5,217           95,816         6,305          116,447
                                    ----------    -------------    ----------    -------------
Total Dividend Reinvestment.......   1,981,761    $  36,270,893     2,933,132    $  54,158,045
                                    ==========    =============    ==========    =============
Repurchases:
  Class A.........................  (7,320,562)   $(133,746,892)   (7,591,729)   $(140,348,327)
  Class B.........................    (788,918)     (14,359,946)     (909,576)     (16,794,436)
  Class C.........................    (301,386)      (5,496,161)     (248,131)      (4,575,867)
  Class I.........................    (102,322)      (1,856,172)      (27,777)        (513,747)
                                    ----------    -------------    ----------    -------------
Total Repurchases.................  (8,513,188)   $(155,459,171)   (8,777,213)   $(162,232,377)
                                    ==========    =============    ==========    =============

4. REDEMPTION FEE

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended September 30, 2007, the Fund received redemption fees of approximately $200, which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $746,274,821 and $642,549,022, respectively.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 continued

    The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds or Notes for duration and risk management purposes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended September 30, 2007, were as follows:

                                                              CONTRACTS
Outstanding at September 30, 2006...........................       890
Futures Opened..............................................    13,756
Futures Closed..............................................   (12,720)
                                                               -------
Outstanding at September 30, 2007...........................     1,926
                                                               =======

B. INVERSE FLOATING RATE INVESTMENTS The Fund may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities or through the transfer of bonds to a dealer trust in exchange for cash and residual interests in the dealer trust. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund's net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 continued

C. INTEREST RATE SWAPS The Fund may enter into forward interest rate swap transactions intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve the Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. The Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Restricted cash, if any, for segregating purposes is shown on the Statement of Assets and Liabilities.

7. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $823,300 and $61,400 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 continued

9. ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for the fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in the fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement period. As a result, the Fund will incorporate FIN 48 in its semi annual report on March 31, 2008. The impact to the Fund's financial statements, if any, is currently being assessed.

    In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

VAN KAMPEN INSURED TAX FREE INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Van Kampen Insured Tax Free Income Fund

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Insured Tax Free Income Fund (one of the Funds constituting the Van Kampen Tax Free Trust (the "Fund")) as of September 30, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Insured Tax Free Income Fund of the Van Kampen Tax Free Trust at September 30, 2007, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
November 16, 2007

VAN KAMPEN INSURED TAX FREE INCOME FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza - Suite 100
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2007. The Fund designated 99.1% of the income distributions as a tax-exempt income distribution. The Fund designated and paid $3,333,429 as a long-term capital gain distribution. In January, the Fund provides tax information to shareholders for the preceding calender year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN INSURED TAX FREE INCOME FUND

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (62)            Trustee      Trustee     Chairman and Chief             73       Trustee/Director/Managing
Blistex Inc.                               since 2003  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products                    Director of the Heartland
                                                       manufacturer.                           Alliance, a nonprofit
                                                                                               organization serving
                                                                                               human needs based in
                                                                                               Chicago. Board member of
                                                                                               the Illinois
                                                                                               Manufacturers'
                                                                                               Association.

Jerry D. Choate (69)          Trustee      Trustee     Prior to January 1999,         73       Trustee/Director/Managing
33971 Selva Road                           since 1999  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of H&R Block,
                                                       ("Allstate") and Allstate               Amgen Inc., a
                                                       Insurance Company. Prior                biotechnological company,
                                                       to January 1995,                        and Valero Energy
                                                       President and Chief                     Corporation, an
                                                       Executive Officer of                    independent refining
                                                       Allstate. Prior to August               company.
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN INSURED TAX FREE INCOME FUND
TRUSTEES AND OFFICERS continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (67)             Trustee      Trustee     President of CAC, L.L.C.,      73       Trustee/Director/Managing
CAC, L.L.C.                                since 2003  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Quidel
San Diego, CA 92122-6223                               advisory services.                      Corporation, Stericycle,
                                                                                               Inc., Ventana Medical
                                                                                               Systems, Inc. and Trustee
                                                                                               of The Scripps Research
                                                                                               Institute. Prior to April
                                                                                               2007, Director of GATX
                                                                                               Corporation. Prior to
                                                                                               April 2004, Director of
                                                                                               TheraSense, Inc. Prior to
                                                                                               January 2004, Director of
                                                                                               TeleTech Holdings Inc.
                                                                                               and Arris Group, Inc.

Linda Hutton Heagy+ (59)      Trustee      Trustee     Managing Partner of            73       Trustee/Director/Managing
Heidrick & Struggles                       since 1995  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 international executive                 in the Fund Complex.
Suite 7000                                             search firm. Prior to                   Trustee on the University
Chicago, IL 60606                                      1997, Partner of Ray &                  of Chicago Hospitals
                                                       Berndtson, Inc., an                     Board, Vice Chair of the
                                                       executive recruiting                    Board of the YMCA of
                                                       firm. Prior to 1995,                    Metropolitan Chicago and
                                                       Executive Vice President                a member of the Women's
                                                       of ABN AMRO, N.A., a bank               Board of the University
                                                       holding company. Prior to               of Chicago.
                                                       1990, Executive Vice
                                                       President of The Exchange
                                                       National Bank.

VAN KAMPEN INSURED TAX FREE INCOME FUND
TRUSTEES AND OFFICERS continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (55)         Trustee      Trustee     Director and President of      73       Trustee/Director/Managing
1744 R Street, NW                          since 1993  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.                        Director of First Solar,
                                                       foundation created to                   Inc.
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (72)            Trustee      Trustee     Prior to 1998, President       73       Trustee/Director/Managing
14 Huron Trace                             since 2003  and Chief Executive                     General Partner of funds
Galena, IL 61036                                       Officer of Pocklington                  in the Fund Complex.
                                                       Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company.                                Director of the Marrow
                                                                                               Foundation.

Jack E. Nelson (71)           Trustee      Trustee     President of Nelson            73       Trustee/Director/Managing
423 Country Club Drive                     since 1984  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of FINRA,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

VAN KAMPEN INSURED TAX FREE INCOME FUND
TRUSTEES AND OFFICERS continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Hugo F. Sonnenschein (67)     Trustee      Trustee     President Emeritus and         73       Trustee/Director/Managing
1126 E. 59th Street                        since 2003  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Trustee of the University
                                                       Distinguished Service                   of Rochester and a member
                                                       Professor in the                        of its investment
                                                       Department of Economics                 committee. Member of the
                                                       at the University of                    National Academy of
                                                       Chicago. Prior to July                  Sciences, the American
                                                       2000, President of the                  Philosophical Society and
                                                       University of Chicago.                  a fellow of the American
                                                                                               Academy of Arts and
                                                                                               Sciences.

VAN KAMPEN INSURED TAX FREE INCOME FUND
TRUSTEES AND OFFICERS continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Chief Communications           73       Trustee/Director/Managing
(65)                                       since 1999  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004. Director of
                                                       Operating Officer from                  Intelligent Medical
                                                       1993 to 2001. Prior to                  Devices, Inc., a symptom
                                                       1993, Executive Director                based diagnostic tool for
                                                       of the Commission on                    physicians and clinical
                                                       Behavioral and Social                   labs. Director of the
                                                       Sciences and Education at               Institute for Defense
                                                       the National Academy of                 Analyses, a federally
                                                       Sciences/National                       funded research and
                                                       Research Council. From                  development center,
                                                       1980 through 1989,                      Director of the German
                                                       Partner of Coopers &                    Marshall Fund of the
                                                       Lybrand.                                United States, Director
                                                                                               of the Rocky Mountain
                                                                                               Institute of Technology
                                                                                               and the Colorado College.

VAN KAMPEN INSURED TAX FREE INCOME FUND

TRUSTEES AND OFFICERS continued

INTERESTED TRUSTEE:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (68)         Trustee      Trustee     Partner in the law firm        73       Trustee/Director/Managing
333 West Wacker Drive                      since 1984  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the                 Director of the Abraham
                                                       Fund Complex.                           Lincoln Presidential
                                                                                               Library Foundation.

+ As indicated above, Ms. Heagy is an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been unrelated to Van Kampen's or Morgan Stanley's asset management businesses and have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley. Ms. Heagy does own common shares of Heidrick (representing less than 1% of Heidrick's outstanding common shares).

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN INSURED TAX FREE INCOME FUND

TRUSTEES AND OFFICERS continued

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Ronald E. Robison (68)        President and            Officer     President of funds in the Fund Complex since September 2005
522 Fifth Avenue              Principal Executive      since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10036            Officer                              since May 2003. Managing Director of Van Kampen Advisors
                                                                   Inc. since June 2003. Director of Investor Services since
                                                                   September 2002. Director of the Adviser, Van Kampen
                                                                   Investments and Van Kampen Exchange Corp. since January
                                                                   2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                                   & Co. Incorporated. Managing Director and Director of Morgan
                                                                   Stanley Investment Management Inc. Chief Administrative
                                                                   Officer, Managing Director and Director of Morgan Stanley
                                                                   Investment Advisors Inc. and Morgan Stanley Services Company
                                                                   Inc. Managing Director and Director of Morgan Stanley
                                                                   Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                                   Executive Officer and Director of Morgan Stanley Trust.
                                                                   Executive Vice President and Principal Executive Officer of
                                                                   the Institutional and Retail Morgan Stanley Funds. Director
                                                                   of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                                   Officer of Morgan Stanley Investment Management Inc. and
                                                                   Executive Vice President of funds in the Fund Complex from
                                                                   May 2003 to September 2005.

Dennis Shea (54)              Vice President           Officer     Managing Director of Morgan Stanley Investment Advisors
522 Fifth Avenue                                       since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10036                                                 and Van Kampen Advisors Inc. Chief Investment Officer--
                                                                   Global Equity of the same entities since February 2006. Vice
                                                                   President of Morgan Stanley Institutional and Retail Funds
                                                                   since February 2006. Vice President of funds in the Fund
                                                                   Complex since March 2006. Previously, Managing Director and
                                                                   Director of Global Equity Research at Morgan Stanley from
                                                                   April 2000 to February 2006.

J. David Germany (53)         Vice President           Officer     Managing Director of Morgan Stanley Investment Advisors
20 Bank Street,                                        since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                       and Van Kampen Advisors Inc. Chief Investment Officer--
London, GBR E14 4AD                                                Global Fixed Income of the same entities since December
                                                                   2005. Managing Director and Director of Morgan Stanley
                                                                   Investment Management Ltd. Director of Morgan Stanley
                                                                   Investment Management (ACD) Limited since December 2003.
                                                                   Vice President of Morgan Stanley Institutional and Retail
                                                                   Funds since February 2006. Vice President of funds in the
                                                                   Fund Complex since March 2006.

VAN KAMPEN INSURED TAX FREE INCOME FUND
TRUSTEES AND OFFICERS continued
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

Amy R. Doberman (45)          Vice President           Officer     Managing Director and General Counsel--U.S. Investment
522 Fifth Avenue                                       since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10036                                                 Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                   the Adviser. Vice President of the Morgan Stanley
                                                                   Institutional and Retail Funds since July 2004 and Vice
                                                                   President of funds in the Fund Complex since August 2004.
                                                                   Previously, Managing Director and General Counsel of
                                                                   Americas, UBS Global Asset Management from July 2000 to July
                                                                   2004 and General Counsel of Aeltus Investment Management,
                                                                   Inc. from January 1997 to July 2000.

Stefanie V. Chang (41)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management
522 Fifth Avenue              and Secretary            since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10036                                                 Complex.

John L. Sullivan (52)         Chief Compliance         Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza - Suite 100  Officer                  since 1996  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                         Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                   Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                   Investments, Vice President, Chief Financial Officer and
                                                                   Treasurer of funds in the Fund Complex and head of Fund
                                                                   Accounting for Morgan Stanley Investment Management Inc.
                                                                   Prior to December 2002, Executive Director of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (45)        Chief Financial Officer  Officer     Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza - Suite 100  and Treasurer            since 2007  Inc. since June 2007. Chief Financial Officer and Treasurer
Oakbrook Terrace, IL 60181                                         of funds in the Fund Complex since June 2007. Prior to June
                                                                   2007, Senior Vice President of Northern Trust Company,
                                                                   Treasurer and Principal Financial Officer for Northern Trust
                                                                   U.S. mutual fund complex.

  Van Kampen Insured Tax Free Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Insured Tax Free Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Insured Tax Free Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

  The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

                                                         Van Kampen Funds Inc.
                                                  1 Parkview Plaza - Suite 100
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2007 Van Kampen Funds Inc.
                                       All rights reserved. Member FINRA/SIPC.

                                                             32, 332, 532, 632
                                                                 TFINANN 11/07
    (VAN KAMPEN INVESTMENTS LOGO)                           IU07-04741P-Y09/07

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Strategic Municipal Income Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2007.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF FUND SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 9/30/07

This chart compares your fund's performance to that of the Lehman Brothers Municipal Bond Index from 9/30/97 through 9/30/07. Class A shares adjusted for sales charges.
(LINE GRAPH)

                                                               VAN KAMPEN STRATEGIC MUNICIPAL     LEHMAN BROTHERS MUNICIPAL BOND
                                                                        INCOME FUND                           INDEX
                                                               ------------------------------     ------------------------------
9/97                                                                        9528                              10000
                                                                            9748                              10271
                                                                            9890                              10390
                                                                           10029                              10548
9/98                                                                       10333                              10871
                                                                           10331                              10937
                                                                           10387                              11034
                                                                           10238                              10839
9/99                                                                       10074                              10796
                                                                            9907                              10712
                                                                           10017                              11025
                                                                           10038                              11192
9/00                                                                       10201                              11462
                                                                           10245                              11964
                                                                           10469                              12229
                                                                           10546                              12309
9/01                                                                       10759                              12654
                                                                           10695                              12577
                                                                           10775                              12695
                                                                           11066                              13160
9/02                                                                       11327                              13785
                                                                           11351                              13785
                                                                           11401                              13950
                                                                           11734                              14310
9/03                                                                       11803                              14321
                                                                           11992                              14517
                                                                           12229                              14768
                                                                           12051                              14419
9/04                                                                       12496                              14980
                                                                           12820                              15168
                                                                           12993                              15162
                                                                           13447                              15606
9/05                                                                       13464                              15587
                                                                           13685                              15701
                                                                           13921                              15739
                                                                           14088                              15744
9/06                                                                       14597                              16281
                                                                           14886                              16461
                                                                           15013                              16594
                                                                           14958                              16484
9/07                                                                       14635                              16784

                                 A SHARES                B SHARES                C SHARES
                                 6/28/85                 4/30/93                 8/13/93
-----------------------------------------------------------------------------------------------
                                         W/MAX                   W/MAX                   W/MAX
                                         4.75%                   4.00%                   1.00%
AVERAGE ANNUAL             W/O SALES     SALES     W/O SALES     SALES     W/O SALES     SALES
TOTAL RETURNS               CHARGES     CHARGES     CHARGES     CHARGES     CHARGES     CHARGES

Since Inception              6.38%        6.15%      4.74%        4.74%      4.43%        4.43%

10-year                      4.39         3.88       3.76         3.76       3.67         3.67

5-year                       5.26         4.24       4.47         4.23       4.61         4.61

1-year                       0.26        -4.52      -0.49        -4.30      -0.49        -1.44
-----------------------------------------------------------------------------------------------

30 day SEC Yield                  4.80%                   4.29%                   4.24%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares seven years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares ten years after purchase. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Fund Report

FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2007

MARKET CONDITIONS

Strong fundamental and technical factors supported the municipal bond market throughout much of the reporting period, helping it to perform well through the second quarter of 2007. In July, however, contagion from the troubled subprime mortgage sector led to an increasingly illiquid and volatile market, and a flight to quality that led Treasury bonds to outperform all other sectors of the fixed income market, including both investment grade and below investment grade municipal bonds.

Up until that time, demand for municipal bonds had been quite strong as institutional investors and non-traditional buyers such as hedge funds and arbitrage investors continued to flock to the market. Given the low prevailing interest rates, demand for higher-yielding municipal bonds was particularly robust, which served to keep credit spreads tight. As market liquidity began to dry up, however, institutional demand fell off and refunding activity, which had been high, virtually halted. Although the supply of municipal bonds was declining as well, the decrease in demand put significant pressure on prices at the same time that the Treasury market was rallying. As a result, credit spreads widened, with the most significant widening occurring in the lower-rated segments of the market, where spreads on municipal bonds rated BBB and below (including non-rated bonds) widened by 40 to 50 basis points.

In mid-September, following the 50 basis point reduction in the target federal funds rate by the Federal Open Market Committee (the "Fed"), the market began to stabilize, liquidity improved, and municipal credit spreads began to tighten again. Despite these improvements, however, municipal bonds underperformed Treasuries for the overall reporting period.

Overall, municipal bond yields ended the period higher, but most of the yield increases occurred in the intermediate-to-long maturity portion of the yield curve, while yields on the front end of the curve decreased slightly. As a result, the municipal yield curve steepened over the course of the period, with the differential between two-year and 30-year maturities widening to about 100 basis points.

PERFORMANCE ANALYSIS

All share classes of Van Kampen Strategic Municipal Income Fund underperformed the Lehman Brothers Municipal Bond Index for the 12 months ended September 30, 2007, assuming no deduction of applicable sales charges.

TOTAL RETURNS FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2007

--------------------------------------------------------------
                                      LEHMAN BROTHERS
      CLASS A   CLASS B   CLASS C   MUNICIPAL BOND INDEX

       0.26%    -0.49%    -0.49%           3.09%
--------------------------------------------------------------

The performance for the three share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Various factors contributed to the Fund's relative underperformance for the reporting period, but the primary driver was the Fund's allocation to lower-and non-rated securities. The Fund maintained its approximate 50 percent allocation to these securities throughout the period, whereas the benchmark Lehman Brothers Municipal Bond Index is composed of investment grade issues. Although the performance of all municipal bonds suffered during the flight-to-quality Treasury market rally, the lower-rated segment of the market experienced the greatest spread widening. As a result, while the Fund's emphasis on lower-rated, higher-yielding bonds was additive to performance through June, it detracted from returns in the latter months of the period and hindered overall performance for one-year period.

The Fund's holdings in master settlement tobacco bonds also detracted from performance. Although the Fund was underweighted in these bonds relative to the Lehman Brothers Municipal Bond Index during the period, the tobacco sector experienced the most significant spread widening late in the period, after particularly strong performance early in the reporting year. The hospital sector was also hard hit in August, and the Fund's holdings there tempered returns.

Over the course of the period, we continued to reduce the Fund's allocation to inverse floating-rate securities* in an effort to help reduce the portfolio's volatility and to manage shareholder cash flows. Inverse floating-rate securities are highly sensitive to interest rate changes. Given rising rates in the second and third quarter of 2007, the reduction in the Fund's holdings in these securities during that time hindered overall performance as they were sold into a weaker market.

On a positive note, Fund performance was boosted by holdings in pre-refunded bonds, which performed well throughout the reporting period. Because these

*An inverse floating-rate security, or "inverse floater", is a variable rate security whose coupon rate changes in the opposite direction from the change in the reference rate used to calculate the coupon rate.

are short-maturity securities, they did not experience the sell off that longer-maturity bonds did when yields on the long end of the curve rose.

Overall, the Fund's sector exposure remained relatively unchanged, with hospital, life care, and special tax district bonds representing the largest sector weightings as of the end of the fiscal year.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

RATINGS ALLOCATION AS OF 9/30/07
AAA/Aaa                                                          13.1%
AA/Aa                                                             1.7
A/A                                                               7.7
BBB/Baa                                                           9.7
BB/Ba                                                             3.5
B/B                                                               0.6
Non-Rated                                                        63.7

TOP FIVE SECTORS AS OF 9/30/07
Hospital                                                         20.3%
Life Care                                                        17.5
Special Tax Districts                                            17.0
Public Buildings                                                  3.6
Airports                                                          3.3

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 9/30/07
Florida                                                          15.2%
Illinois                                                         10.4
California                                                        8.5
Minnesota                                                         7.2
Texas                                                             6.9
New York                                                          5.8
Pennsylvania                                                      5.6
Virginia                                                          4.8
Tennessee                                                         4.4
Michigan                                                          4.3
Ohio                                                              3.3
District of Columbia                                              3.1
Missouri                                                          3.1
Colorado                                                          2.6
Arizona                                                           2.5
Maryland                                                          2.5
New Jersey                                                        2.5
Massachusetts                                                     2.0
Georgia                                                           1.9
Iowa                                                              1.7
Oklahoma                                                          1.4
Indiana                                                           1.4
South Carolina                                                    1.4
Louisiana                                                         1.1
Wisconsin                                                         1.1
Alabama                                                           1.0
Oregon                                                            0.9
Washington                                                        0.8
Nevada                                                            0.8
New Mexico                                                        0.6
South Dakota                                                      0.6
Idaho                                                             0.5
Connecticut                                                       0.5
Kansas                                                            0.5
New Hampshire                                                     0.4

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 9/30/07
                                       (continued from previous page)
Hawaii                                                            0.4
Wyoming                                                           0.4
Puerto Rico                                                       0.3
Alaska                                                            0.3
Rhode Island                                                      0.3
North Carolina                                                    0.3
U.S. Virgin Islands                                               0.3
Utah                                                              0.2
Montana                                                           0.2
Delaware                                                          0.2
Mississippi                                                       0.2
Vermont                                                           0.1
North Dakota                                                      0.1
                                                                -----
Total Long-Term Investments                                     114.6%
Short-Term Investments                                            0.2
Liability for Floating Rate Note Obligation Related to
  Securities Held                                               -15.8
Assets in Excess of Other Liabilities                             1.0
                                                                -----
Net Assets                                                      100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings allocations are as a percentage of long-term investments. Sectors are as a percentage of total investments. Summary of investments by state classification is as a percentage of total net assets. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Ratings allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/07 - 9/30/07.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   4/1/07           9/30/07       4/1/07-9/30/07
Class A
  Actual......................................    $1,000.00        $  974.85          $ 8.07
  Hypothetical................................     1,000.00         1,016.90            8.24
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00           971.14           11.76
  Hypothetical................................     1,000.00         1,013.14           12.01
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00           971.33           11.76
  Hypothetical................................     1,000.00         1,013.14           12.01
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.63%, 2.38% and 2.38% for Class A, B and C Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

The following table shows what expenses a shareholder would have paid, excluding interest and residual trust expenses.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   4/1/07           9/30/07       4/1/07-9/30/07
Class A
  Actual......................................    $1,000.00        $  974.85          $4.06
  Hypothetical................................     1,000.00         1,020.96           4.15
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00           971.14           7.76
  Hypothetical................................     1,000.00         1,017.20           7.94
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00           971.33           7.76
  Hypothetical................................     1,000.00         1,017.20           7.94
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.82%, 1.57% and 1.57% for Class A, B and C Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2007 and May 30, 2007, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, a considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON      MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            MUNICIPAL BONDS  114.6%
            ALABAMA  1.0%
$   2,000   Alabama Drinking Wtr Fin Auth Revolving Fd
            Ln Ser C (AMBAC Insd).....................         5.375%  08/15/23  $    2,090,560
    1,500   Alexander City, AL Spl Care Fac Fin Auth
            Med Fac Rev Russell Hosp Corp Ser A.......         5.750   12/01/36       1,527,150
    1,000   Butler, AL Indl Dev Brd Solid GA Pacific
            Corp Proj Rfdg (AMT)......................         5.750   09/01/28         953,220
    1,500   Colbert Cnty Northwest Auth Hlthcare
            Fac.......................................         5.750   06/01/27       1,536,135
    1,000   Huntsville Redstone Vlg, AL Spl Care Fac
            Fin Auth Redstone Vlg Proj................         5.500   01/01/28         947,330
      250   Huntsville Redstone Vlg, AL Spl Care Fac
            Fin Auth Ser A (Prerefunded @ 12/01/12)...         8.250   12/01/32         305,267
    3,785   Huntsville Redstone Vlg, AL Spl Care Fac
            Fin Auth Vlg Proj.........................         5.500   01/01/43       3,508,430
    2,500   Huntsville/Carlton Cove, AL Carlton Cove
            Inc Proj Ser A (a)........................   7.000/4.375   11/15/17       1,276,550
        3   Mobile, AL Indl Dev Brd Solid Waste Disp
            Rev Mobile Energy Svc Co Proj Rfdg........         6.950   01/01/20             291
    1,395   Valley, AL Spl Care Fac Fin Auth Rev
            Lanier Mem Hosp Ser A.....................         5.600   11/01/16       1,416,009
    1,750   Valley, AL Spl Care Fac Fin Auth Rev
            Lanier Mem Hosp Ser A.....................         5.650   11/01/22       1,766,660
                                                                                 --------------
                                                                                     15,327,602
                                                                                 --------------
            ALASKA  0.3%
    1,100   Alaska Indl Dev & Expt Auth Williams Lynxs
            AK Cargoport (AMT) (Acquired 05/17/01,
            Cost $1,100,000) (b)......................         7.800   05/01/14       1,150,149
    3,780   Juneau, AK City & Borough Rev Saint Ann's
            Care Ctr Proj.............................         6.875   12/01/25       3,863,803
                                                                                 --------------
                                                                                      5,013,952
                                                                                 --------------
            ARIZONA  2.5%
    1,000   Arizona Hlth Fac Auth Rev Terraces Proj
            Ser A.....................................         7.500   11/15/23       1,090,900
    1,250   Arizona Hlth Fac Auth Rev Terraces Proj
            Ser A.....................................         7.750   11/15/33       1,369,400
    5,650   Cochise Cnty, AZ Indl Dev Sierra Vista
            Cmnty Hosp Rfdg Ser A.....................         6.750   12/01/26       5,766,955
      500   Flagstaff, AZ Indl Dev Auth Rev Living
            Cmnty Northn Cmnty Proj (Prerefunded @
            03/01/13).................................         6.300   09/01/38         521,855
    2,700   Flagstaff, AZ Indl Dev Auth Rev Rfdg Sr
            Living Cmnty Northn AZ....................         5.700   07/01/42       2,563,191
      975   Flagstaff, AZ Indl Dev Auth Rev Sr Living
            Cmnty Northn AZ Proj (Prerefunded @
            03/01/13).................................         7.500   03/01/35       1,167,543

 14                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON      MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            ARIZONA (CONTINUED)
$   4,000   Maricopa Cnty, AZ Hlth Fac Rev Catholic
            Hlthcare West Ser A.......................         5.500%  07/01/26  $    4,164,360
    1,500   Peoria, AZ Indl Dev Auth Rev Sierra Winds
            Life Rfdg Ser A...........................         6.375   08/15/29       1,536,840
    2,525   Pima Cnty, AZ Indl Dev Auth Ed Rev Fac
            Choice Ed & Dev Corp Proj.................         6.250   06/01/26       2,579,792
    1,590   Pima Cnty, AZ Indl Dev Auth Ed Rev Fac
            P.L.C Charter Schs Proj...................         6.500   04/01/26       1,649,323
    2,805   Pima Cnty, AZ Indl Dev Auth Ed Rev Fac
            P.L.C Charter Schs Proj...................         6.750   04/01/36       2,921,772
    4,225   Pima Cnty, AZ Indl Dev Auth Ed Rev Fac
            Premier & Air Co..........................         7.000   09/01/35       4,236,112
    1,865   Pima Cnty, AZ Indl Dev Auth Ed Rev
            Milestones Charter Sch Proj...............         6.750   11/01/33       1,875,519
      800   Pima Cnty, AZ Indl Dev Auth Fac Skyline
            Tech High Sch Proj........................         7.500   02/01/34         802,576
    1,000   Pima Cnty, AZ Indl Dev Auth Rev La Posada
            at Pk Ctr Ser A...........................         7.000   05/15/27       1,020,960
    2,000   Pima Cnty, AZ Indl Dev Auth Wtr & Waste
            Rev Global Wtr Res LLC Proj (AMT)
            (Acquired 12/15/06, Cost $2,000,000)
            (b).......................................         5.600   12/01/22       1,922,760
      785   Red Hawk Canyon Cmnty Fac Dist No 2 AZ
            Dist Assmt Rev Ser A......................         6.500   12/01/12         832,720
    2,010   Tucson, AZ Multi-Family Rev Hsg Catalina
            Asstd Living Ser A (AMT)..................         6.500   07/01/31       1,690,330
                                                                                 --------------
                                                                                     37,712,908
                                                                                 --------------
            CALIFORNIA  8.5%
    1,000   ABAG Fin Auth Nonprofit Corp CA Amern
            Baptist Homes Rfdg Ser A..................         5.850   10/01/27       1,010,660
    1,000   Beaumont, CA Fin Auth Loc Agy Ser A.......         5.600   09/01/25       1,014,630
    2,000   Beaumont, CA Fin Auth Loc Agy Ser A.......         5.650   09/01/30       2,017,580
    2,000   Beaumont, CA Fin Auth Loc Agy Ser A.......         5.700   09/01/35       2,016,640
    1,000   Beaumont, CA Fin Auth Loc Agy Ser D.......         5.800   09/01/35       1,014,900
    1,000   Blythe, CA Redev Agy Proj.................         5.750   05/01/34       1,010,650
   15,000   California Hlth Fac Fin Auth Rev Rfdg
            Cedars Sinai Med Ctr (e)..................         5.000   11/15/34      15,033,825
    1,000   California Statewide Cmnty Dev Auth Elder
            Care Alliance Ser A (Prerefunded @
            11/15/12).................................         8.250   11/15/32       1,216,160
      915   California Statewide Cmnty Dev Auth Multi-
            Family Rev Hsg Heritage Pointe Sr Apt Ser
            QQ (AMT) (Acquired 02/19/02, Cost
            $912,713) (b).............................         7.500   10/01/26         950,163
    1,000   California Statewide Cmnty Dev Auth San
            Francisco Art Institute (Acquired
            07/05/02, Cost $1,000,000) (b)............         7.375   04/01/32       1,062,460

See Notes to Financial Statements                                             15

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON      MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            CALIFORNIA (CONTINUED)
$   2,500   California Statewide Cmntys CA Baptist
            Univ Ser A................................         5.500%  11/01/38  $    2,472,300
    1,720   California Statewide Cmntys Dev Auth Rev
            Lancer Ed Student Hsg Proj................         5.625   06/01/33       1,695,714
    1,000   Chino, CA Cmnty Fac Dist No 03 Impt Area
            1.........................................         5.700   09/01/29         997,590
    5,000   Contra Costa, CA Home Mtg Fin Auth Home
            Mtg Rev (MBIA Insd) (g)...................           *     09/01/17       2,652,850
    1,500   Corona-Norco, CA Univ Sch Dist Pub Fin
            Auth Spl Tax Rev Ser A....................         5.800   09/01/35       1,518,240
    2,300   Foothill/Eastern Tran Corridor Agy CA Toll
            Rd Rev (MBIA Insd)........................           *     01/15/18       1,369,627
   30,000   Golden St Tob Securitization Corp CA Tob
            Settlement Rev Enhanced Asset Bkd Ser A
            (e).......................................         5.000   06/01/45      30,064,200
    1,750   Huntington Beach, CA Cmnty No 2003 1
            Huntington Ctr............................         5.800   09/01/23       1,806,735
    2,000   Indio, CA Redev Agy Tax Alloc Sub Merged
            Proj Area Ser B...........................         6.375   08/15/33       2,113,620
      495   Indio, CA Redev Agy Tax Alloc Sub Merged
            Proj Area Ser B...........................         6.500   08/15/34         528,106
    1,000   Jurupa, CA Cmnty Svc Dist Spl Cmnty Fac
            Dist No 4 Ser A...........................         5.700   09/01/34       1,009,680
    1,725   Lake Elsinore, CA Pub Fin Auth Loc Agy Rev
            Ser F.....................................         7.100   09/01/20       1,761,898
    2,500   Lake Elsinore, CA Spl Tax Cmnty Fac Dist 2
            Area AA...................................         5.450   09/01/36       2,441,225
    1,000   Lee Lake Wtr Dist CA Cmnty Fac Dist No 1
            Spl Tax Sycamore Creek....................         6.000   09/01/33       1,027,520
    1,370   Millbrae, CA Residential Fac Rev Magnolia
            of Millbrae Proj Ser A (AMT)..............         7.375   09/01/27       1,412,525
    1,000   Murrieta, CA Cmnty Fac Dist No 2 the Oaks
            Impt Area A...............................         5.900   09/01/27       1,023,590
    1,000   Murrieta, CA Cmnty Fac Dist No 2 the Oaks
            Impt Area A...............................         6.000   09/01/34       1,024,090
    1,000   Murrieta, CA Cmnty Fac Dist No 2 the Oaks
            Impt Area B...............................         6.000   09/01/27       1,029,290
    3,000   Northstar Cmnty Svc Dist CA Spl Tax Cmnty
            Fac Dist No 1.............................         5.450   09/01/28       2,972,160
    1,000   Palmdale, CA Spl Tax Cmnty Fac 03-1
            Anaverde Ser A............................         5.350   09/01/30         974,820
    1,100   Palmdale, CA Spl Tax Cmnty Fac 03-1
            Anaverde Ser A............................         5.400   09/01/35       1,068,309
    1,000   Perris, CA Cmnty Fac Dist Spl Tax No 01-2
            Ser A.....................................         6.375   09/01/32       1,057,730

 16                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON      MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            CALIFORNIA (CONTINUED)
$   2,000   Rancho Cordova Cmnty Fac Dist CA Spl Tax
            No 2003 1 Sunridge Anatolia...............         5.500%  09/01/37  $    1,966,760
    2,000   Riverside, CA Univ Sch Dist Tax Cmnty Fac
            Dist 15 Impt Area 1.......................         5.550   09/01/30       2,000,920
    2,535   Sacramento Cnty, CA Spl Tax Cmnty Fac Dist
            No 05-2 Ser A.............................         6.000   09/01/37       2,583,241
    6,000   San Jose, CA Multi-Family Hsg Rev Helzer
            Courts Apt Proj Ser A (AMT)...............         6.400   12/01/41       6,000,420
    2,000   San Marcos, CA Pub Fac Auth Spl Tax Rev
            Ser A.....................................         5.650   09/01/36       2,003,900
    5,700   Silicon Vly Tob Securitization Auth CA Tob
            Settlement Rev Cap Apprec Turbo Santa
            Clara A...................................           *     06/01/36         869,706
    4,645   Silicon Vly Tob Securitization Auth CA Tob
            Settlement Rev Cap Apprec Turbo Santa
            Clara A...................................           *     06/01/41         499,152
    9,000   Silicon Vly Tob Securitization Auth CA Tob
            Settlement Rev Cap Apprec Turbo Santa
            Clara A...................................           *     06/01/47         649,980
   22,500   Silicon Vly Tob Securitization Auth CA Tob
            Settlement Rev Cap Apprec Turbo Santa
            Clara C...................................           *     06/01/56         720,900
    7,500   Silicon Vly Tob Securitization Auth CA Tob
            Settlement Rev Cap Apprec Turbo Santa
            Clara D...................................           *     06/01/56         183,900
    3,000   Temecula, CA Pub Fin Auth Spl Roripaugh
            Cmnty Fac Dist 03-2.......................         5.500   09/01/36       2,644,380
   35,000   Tobacco Securitization Auth Southn CA Tob
            Settlement Cabs First Sub.................           *     06/01/46       2,700,600
   27,200   Tobacco Securitization Auth Southn CA Tob
            Settlement Cabs Second Sub................           *     06/01/46       2,021,776
   47,000   Tobacco Securitization Auth Southn CA Tob
            Settlement Cabs Third Sub.................           *     06/01/46       3,053,590
    1,000   Upland, CA Cmnty Fac Dist 2003 San Antonio
            Impt Ser 1 A..............................         5.900   09/01/24       1,029,350
    1,500   Upland, CA Cmnty Fac Dist 2003 San Antonio
            Impt Ser 1 A..............................         6.000   09/01/34       1,531,710
    1,965   Vallejo, CA Ctf Partn Touro Univ..........         7.250   06/01/16       2,067,435
      915   Vallejo, CA Pub Fin Auth Loc Hiddenbrooke
            Impt Dist Ser A...........................         5.800   09/01/31         928,999
    1,000   Woodland, CA Spl Tax Cmnty Fac Dist 1
            Spring Lake...............................         6.250   09/01/34       1,063,520
    1,800   Yuba City, CA Redev Agy Tax Proj Ser A....         6.000   09/01/31       1,846,476
    3,000   Yuba City, CA Redev Agy Tax Proj Ser A....         6.000   09/01/39       3,075,720
                                                                                 --------------
                                                                                    127,811,922
                                                                                 --------------

See Notes to Financial Statements                                             17

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON      MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            COLORADO  2.6%
$   1,060   Beacon Pt Metro Dist CO Ser A.............         6.125%  12/01/25  $    1,036,055
    1,005   Beacon Pt Metro Dist CO Ser A.............         6.250   12/01/35         980,840
    1,000   Bromley Pk Metro Dist CO No 2 Ser B
            (Prerefunded @ 12/01/12)..................         8.050   12/01/32       1,211,620
    1,000   Castle Oaks Metro Dist CO Ltd Tax.........         6.000   12/01/25         974,550
    1,500   Castle Oaks Metro Dist CO Ltd Tax.........         6.125   12/01/35       1,458,690
    1,700   Colorado Ed & Cultural Fac Auth Rev
            Charter Sch Brighton Sch Proj.............         6.000   11/01/36       1,713,498
      795   Colorado Ed & Cultural Fac Auth Rev
            Charter Sch Frontier Academy (Prerefunded
            @ 06/01/11)...............................         7.250   06/01/20         875,549
    3,000   Colorado Hlth Fac Auth Rev Amern Baptist
            Home Ser A................................         5.900   08/01/37       2,966,490
    1,410   Confluence Metro Dist Colo Tax............         5.400   12/01/27       1,360,199
    1,000   Confluence Metro Dist Colo Tax............         5.450   12/01/34         946,450
    2,000   Copperleaf Metro Dist No 2 CO (Acquired
            09/15/06, Cost $2,000,000) (b)............         5.950   12/01/36       1,895,400
    2,500   Elk Vly, CO Pub Impt Fee Ser A............         7.300   09/01/22       2,618,550
    1,150   High Plains Metro Dist CO Ser A...........         6.125   12/01/25       1,066,752
    2,250   High Plains Metro Dist CO Ser A...........         6.250   12/01/35       2,036,992
      565   Lafayette, CO Indl Dev Rev Rocky Mtn Instr
            Proj Ser A (c)............................         6.750   10/01/14         472,035
    1,880   Lafayette, CO Indl Dev Rev Rocky Mtn Instr
            Proj Ser A (AMT)..........................         7.000   10/01/18       1,538,930
    4,560   Lake Creek Affordable Hsg Corp Hsg Proj
            Rfdg Ser A................................         6.250   12/01/23       4,739,527
    2,000   Montezuma Cnty, CO Hosp Dist Hlth Fac
            Enterprise Hosp Rfdg (f)..................         5.900   10/01/37       2,002,980
      500   Neu Towne, CO Metro Dist..................         7.250   12/01/34         514,965
    3,500   Northwest CO Metro Dist No 3 Ltd Tax......         6.125   12/01/25       3,458,105
    1,000   Serenity Ridge, CO Metro Dist No 2........         7.500   12/01/34       1,058,540
    1,616   Skyland Metro Dist CO Gunnison Cnty
            Rfdg......................................         6.750   12/01/22       1,649,403
    1,000   Southlands Metro Dist No 1 CO (Prerefunded
            @ 12/01/14)...............................         7.000   12/01/24       1,203,770
    1,000   Vista Ridge Met Dist CO Rfdg Ltd Tax Sub
            Ser B.....................................         6.625   12/01/40         971,820
                                                                                 --------------
                                                                                     38,751,710
                                                                                 --------------

 18                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON      MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            CONNECTICUT  0.5%
$   1,500   Connecticut St Dev Auth Indl Afco Cargo
            Bdlg LLC Proj (AMT).......................         8.000%  04/01/30  $    1,597,725
    2,000   Mohegan Tribe Indians CT Pub Impt Priority
            Dist (Acquired 09/27/01, Cost $1,955,120)
            (b).......................................         6.250   01/01/31       2,094,220
    3,500   Mohegan Tribe Indians CT Pub Impt Priority
            Dist (Acquired 11/03/04, Cost $3,418,565)
            (b) (h)...................................         5.250   01/01/33       3,346,525
                                                                                 --------------
                                                                                      7,038,470
                                                                                 --------------
            DELAWARE  0.2%
      850   Sussex Cnty, DE Rev Adj First Mtg Cadbury
            Lewes Ser A...............................         5.900   01/01/26         853,213
    1,000   Sussex Cnty, DE Rev Adj First Mtg Cadbury
            Lewes Ser A...............................         6.000   01/01/35       1,008,300
    1,040   Wilmington, DE Multi-Family Rent Rev Hsg
            Electra Arms Sr Assoc Proj (AMT)..........         6.250   06/01/28       1,048,861
                                                                                 --------------
                                                                                      2,910,374
                                                                                 --------------
            DISTRICT OF COLUMBIA  3.1%
   12,120   District Columbia Ballpark Rev Ser B-1
            (e).......................................         5.000   02/01/24      12,521,728
   13,035   District Columbia Ballpark Rev Ser B-1
            (e).......................................         5.000   02/01/25      13,467,057
   13,950   District Columbia Ballpark Rev Ser B-1
            (e).......................................         5.000   02/01/26      14,412,385
    1,000   District of Columbia Rev Methodist Home
            Issue.....................................         6.000   01/01/29       1,006,050
       85   District of Columbia Rfdg Ser A-1 (MBIA
            Insd) (g).................................         6.500   06/01/10          91,396
   28,940   District of Columbia Tob Settlement Fin
            Corp Ser A................................           *     06/15/46       2,145,322
   17,500   District of Columbia Tob Settlement Fin
            Corp Ser B................................           *     06/15/46       1,297,275
   67,660   District of Columbia Tob Settlement Fin
            Corp Ser C................................           *     06/15/55       2,320,738
                                                                                 --------------
                                                                                     47,261,951
                                                                                 --------------
            FLORIDA  15.2%
    3,000   Alachua Cnty, FL Indl Dev Rev North FL
            Retirement Vlg............................         5.875   11/15/42       3,021,390
      985   Anthem Pk Cmnty Dev Dist FL Cap Impt Rev..         5.800   05/01/36         929,338
    2,000   Bainebridge Cmnty Dev Dist FL Spl Assmt...         5.500   05/01/38       1,802,660
    2,500   Bartram Pk Cmnty Dev Dist FL Assmt........         5.400   05/01/37       2,222,525
    1,375   Bay Laurel Ctr Cmnty Dev Dist FL Spl Assmt
            Candler...................................         5.450   05/01/37       1,231,629
    1,500   Beacon Lakes, FL Cmnty Dev FL Spl Assmt
            Ser A.....................................         6.000   05/01/38       1,453,995
    1,500   Beacon Lakes, FL Cmnty Dev FL Spl Assmt
            Sub Ser B.................................         6.200   05/01/38       1,474,860

See Notes to Financial Statements                                             19

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON      MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            FLORIDA (CONTINUED)
$   1,000   Bellalago Ed Fac Benefits Ser A...........         6.000%  05/01/33  $    1,005,600
      970   Bellalago Ed Fac Benefits Ser B...........         5.800   05/01/34         934,973
    4,260   Bloomingdale, FL Cmnty Dev Dist Spl Assmt
            Rev.......................................         5.875   05/01/36       4,173,096
      970   Bluewaters Cmnty Dev Dist of FL...........         6.000   05/01/35       1,046,436
    1,780   Boca Raton, FL Hsg Auth Mtg Hsg Rev First
            Lien Banyan Pl Sr Apts Rfdg (Acquired
            03/23/06, Cost $1,811,556) (b)............         5.800   10/01/26       1,735,998
    2,350   Boca Raton, FL Hsg Auth Mtg Hsg Rev First
            Lien Banyan Pl Sr Apts Rfdg (Acquired
            03/23/06, Cost $2,317,265) (b)............         5.900   10/01/36       2,298,911
    2,500   Bonnet Creek Resort Cmnty Dev.............         7.500   05/01/34       2,671,050
   20,000   Brevard Cnty, FL Hlth Fac Auth Hlthcare
            Fac Rev Hlth First Inc Proj (e)...........         5.000   04/01/34      19,963,100
      775   Caribe Palm Cmnty Dev Dist FL Spl Assmt
            Ser A.....................................         5.850   05/01/35         736,862
    3,000   City Ctr Cmnty Dev Dist FL Spl Assmt Rev
            Ser A.....................................         6.000   05/01/38       2,850,360
      990   City Ctr Cmnty Dev Dist FL Spl Assmt Rev
            Ser A.....................................         6.125   05/01/36         998,019
      910   Escambia Cnty, FL Rev ICF/MR Pensacola
            Care Dev Ctr..............................        10.250   07/01/11         918,217
    2,135   Escambia Cnty, FL Rev ICF/MR Pensacola
            Care Dev Ctr Ser A........................        10.250   07/01/11       2,154,279
    5,000   Fiddlers Creek Cmnty Dev Dist.............         6.000   05/01/38       4,975,350
    2,495   Florida Hsg Fin Corp Multi-Family Hsg
            Whistlers Cove Apt Proj (AMT).............         6.500   01/01/39       2,518,104
    3,600   Florida Hsg Fin Corp Rev Hsg Beacon Hill
            Apt Ser C (AMT)...........................         6.610   07/01/38       3,675,240
    6,985   Florida Hsg Fin Corp Rev Hsg Cypress Trace
            Apt Ser G (AMT)...........................         6.600   07/01/38       7,076,015
    4,725   Florida Hsg Fin Corp Rev Hsg Westchase Apt
            Ser B (AMT)...............................         6.610   07/01/38       4,775,794
    2,450   Gramercy Farms Cmnty Dev Dist FL Spl Assmt
            Ser A1....................................         5.250   05/01/39       2,121,455
    2,100   Gramercy Farms Cmnty Dev Dist FL Spl Assmt
            Ser B.....................................         5.100   05/01/14       1,990,023
    4,000   Grand Bay at Doral Cmnty Dev Dist FL Ser
            B.........................................         6.000   05/01/17       3,946,800
   19,740   Halifax Hosp Med Ctr FL Hosp Rev Rfdg &
            Impt Ser A (e)............................         5.375   06/01/46      19,832,186
    2,445   Hammock Bay Cmnty Dev Dist FL Spl Assmt
            Rev Ser A.................................         6.125   05/01/35       2,469,205
    1,460   Harbour Isles Cmnty Dev Dist of FL........         6.125   05/01/35       1,431,340
    1,450   Hawks Pt Cmnty Dev Dist FL Spl Assmt
            Hawk's Point Cmnty Dev A..................         5.300   05/01/39       1,265,517

 20                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON      MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            FLORIDA (CONTINUED)
$     280   Heritage Harbor Cmnty Dev Dist FL Rev
            Rec.......................................         7.750%  05/01/23  $      275,430
      750   Heritage Harbor Cmnty Dev Dist FL Rev Spl
            Assmt Ser A...............................         6.700   05/01/19         755,535
    1,975   Highlands, FL Cmnty Dev Dist Spl Assmt....         5.550   05/01/36       1,810,107
    3,500   Hillsborough Cnty, FL Hsg Fin Hsg Clipper
            Cove Apt Proj Ser A (AMT).................         7.375   07/01/40       3,682,875
      975   Islands at Doral III Cmnty 2004 Ser A.....         5.900   05/01/35         952,234
    1,000   Islands at Doral NE Cmnty Dev Dist FL Spl
            Assmt.....................................         6.250   05/01/34       1,107,780
    2,200   Jacksonville, FL Econ Dev Commn Hlthcare
            Fac Rev Rfdg FL Proton Therapy Inst Ser A
            (Acquired 08/09/07, Cost $2,224,420)
            (b).......................................         6.250   09/01/27       2,282,192
   12,825   Jea, FL Wtr & Swr Sys Rev Sub Second
            Crossover (e).............................         4.750   10/01/40      12,492,641
    1,510   Kendall Breeze West Cmnty Dev Dist FL Spl
            Assmt (c).................................         5.875   05/01/34       1,497,860
    1,950   Keys Cove Cmnty Dev Dist FL Assmt Rev.....         5.875   05/01/35       1,982,740
    2,900   Keys Cove Cmnty Dev Dist II FL............         5.500   05/01/36       2,674,931
    1,000   Lakeside Landings Cmnty Dev Dist FL Spl
            Assmt Ser A...............................         5.500   05/01/38         901,330
    2,000   Lakeside Landings Cmnty Dev Dist FL Spl
            Assmt Ser B...............................         5.250   05/01/13       1,927,220
    4,000   Landmark at Doral Cmnty Dev Dist FL Spl
            Assmt Ser A...............................         5.500   05/01/38       3,605,320
    2,000   Lee Cnty, FL Indl Dev Auth Hlthcare Fac
            Rev Cypress Cove Hlthpk Ser A.............         6.750   10/01/32       2,121,580
    1,500   Lee Cnty, FL Indl Dev Auth Indl Dev Rev
            Lee Charter Fndtn Ser A...................         5.250   06/15/27       1,421,400
    1,500   Lee Cnty, FL Indl Dev Auth Indl Dev Rev
            Lee Charter Fndtn Ser A...................         5.375   06/15/37       1,387,140
    3,360   Leon Cnty, FL Ed Fac Auth Rev Southgate
            Residence Hall Rfdg Ser A.................         6.750   09/01/28       3,439,800
    1,240   Lexington Cmnty Dev Dist FL...............         6.125   05/01/34       1,269,351
    2,435   Meadow Woods Cmnty Dev Dist FL Ser A......         6.050   05/01/35       2,438,506
    2,500   Miami Beach, FL Hlth Fac Hosp Mt Sinai Med
            Ctr Rfdg (Acquired 04/26/04, Cost
            $2,411,600) (b)...........................         6.750   11/15/29       2,725,875
    1,000   Miami Beach, FL Hlth Fac Hosp Rev Mt Sinai
            Med Ctr FL Proj...........................         5.375   11/15/28         978,310
    3,000   Midtown Miami, FL Cmnty Dev Dist Ser A....         6.000   05/01/24       2,961,060
    1,000   Miromar Lakes Cmnty Dev Dist Rfdg Ser B...         7.250   05/01/12       1,077,010
      860   Northern Palm Beach Cnty Impt Dist FL Impt
            Wtr Ctl & Impt Unit Dev No 16 Rfdg........         7.500   08/01/24         896,507
    1,730   Oak Creek Cmnty Dev Dist FL Spl Assmt.....         5.800   05/01/35       1,677,840

See Notes to Financial Statements                                             21

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON      MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            FLORIDA (CONTINUED)
$   1,000   Orange Cnty, FL Hlth Fac Auth Rev Hosp
            Adventist Hlth Sys (Prerefunded @
            11/15/10).................................         6.375%  11/15/20  $    1,090,510
    2,000   Orange Cnty, FL Hlth Fac Auth Rev
            Westminster Cmnty Care....................         6.600   04/01/24       2,052,480
      975   Overoaks, FL Cmnty Dev Dist CA Ser A......         6.125   05/01/35         980,801
    5,000   Palm Coast Pk Cmnty Dev Dist FL Spl Assmt
            Rev.......................................         5.700   05/01/37       4,646,700
      970   Parklands Lee Cmnty Dev Dist FL Spl Assmt
            Ser A.....................................         5.800   05/01/35         940,755
      965   Pine Island Cmnty Dev Dist FL Spl Assmt...         5.750   05/01/35         977,584
    3,000   Pinellas Cnty, FL Hlth Fac Auth Oaks of
            Clearwtr Proj.............................         6.250   06/01/34       3,132,930
    1,000   Reunion East Cmnty Dev Dist...............         5.800   05/01/36         962,850
    1,975   Reunion West Cmnty Dev Dist...............         6.250   05/01/36       2,013,493
      940   Saddlebrook, FL Cmnty Ser A...............         6.900   05/01/33       1,022,823
      500   Saint John's Cnty, FL Indl Dev Auth
            Hlthcare Glenmoor St John's Proj Ser A
            (Prerefunded @ 01/01/10)..................         8.000   01/01/17         549,300
    4,500   Saint John's Cnty, FL Indl Dev Auth
            Hlthcare Glenmoor St John's Proj Ser A
            (Prerefunded @ 01/01/10)..................         8.000   01/01/30       5,001,660
    1,600   Saint John's Cnty, FL Indl Dev Auth
            Hlthcare Glenmoor Proj Ser A..............         5.375   01/01/40       1,494,528
    2,000   Sarasota Natl Cmnty Dev Dist FL Spl
            Assmt.....................................         5.300   05/01/39       1,745,540
    2,000   Seminole Tribe FL Spl Oblig Rev Ser A
            (h).......................................         5.500   10/01/24       2,044,000
    1,925   Silver Palms Cmnty Dev Dist (c)...........         5.900   05/01/34       1,915,914
    1,500   Six Mile Creek Cmnty Dev Dist FL Cap Impt
            Rev.......................................         5.875   05/01/38       1,399,500
    1,300   South Dade Venture Cmnty Dev..............         6.125   05/01/34       1,318,798
    1,460   South Vlg Cmnty Dev Dist FL Cap Impt Rev
            Ser A.....................................         5.700   05/01/35       1,368,575
    1,000   Split Pine Cmnty Dev Dist FL Spl Assmt Ser
            A.........................................         5.250   05/01/39         859,790
      100   Stoneybrook West Cmnty Dev Dist FL Spl
            Assmt Rev Ser B...........................         6.450   05/01/10         101,374
    2,000   Sweetwater Creek Cmnty Dev Dist FL Cap
            Impt Rev Ser A............................         5.500   05/01/38       1,765,620
    4,000   Tisons Landing Cmnty Dev Dist FL Spl Assmt
            Ser A.....................................         5.625   05/01/37       3,677,040
    1,465   Town Ctr at Palm Coast Cmnty Dev Dist FL
            Cap Impt Rev..............................         6.000   05/01/36       1,440,329
    2,475   Treeline Presv Cmnty Dev Dist FL Spl Assmt
            Ser A.....................................         6.800   05/01/39       2,500,295

 22                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON      MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            FLORIDA (CONTINUED)
$   3,850   Turnbull Creek Cmnty Dev Dist FL Spl
            Assmt.....................................         5.250%  05/01/37  $    3,276,427
    1,460   Turnbull Creek Cmnty Dev Dist FL Spl
            Assmt.....................................         5.800   05/01/35       1,351,522
    1,577   University Square Cmnty Dev Dist FL Cap
            Impt Rev (Acquired 10/07/99, Cost
            $1,577,000) (b)...........................         6.750   05/01/20       1,636,816
    2,000   West Vlgs Impt Dist FL Rev Spl Assmt Unit
            of Dev No 3...............................         5.500   05/01/37       1,804,900
    3,000   West Vlgs Impt Dist FL Rev West Vlg Imp
            Dist......................................         5.500   05/01/38       2,703,990
    2,000   Winter Garden Vlg at Fowler Groves Cmnty
            Dev Dist FL Spl...........................         5.650   05/01/37       1,923,540
      960   World Comm Cmnty Dev Dist Ser A1..........         6.250   05/01/22         993,600
    1,670   World Comm Cmnty Dev Dist Ser A2..........         6.125   05/01/35       1,658,895
                                                                                 --------------
                                                                                    228,395,780
                                                                                 --------------
            GEORGIA  1.9%
    1,840   Atlanta, GA Tax Alloc Atlantic Sta Proj
            (Prerefunded @ 12/01/11)..................         7.750   12/01/14       2,059,034
    3,705   Atlanta, GA Tax Alloc Princeton Lakes Proj
            (Acquired 04/11/07, Cost $2,512,509)
            (b).......................................         5.500   01/01/31       3,507,227
    2,285   Atlanta, GA Urban Residential Fin Auth
            Multi-Family Rev John Eagan Proj Ser A
            (AMT).....................................         6.750   07/01/30       2,332,619
    1,000   Effingham Cnty, GA Dev Auth Solfort James
            Proj (AMT)................................         5.625   07/01/18         972,030
    3,000   Fulton Cnty, GA Dev Auth Rev Tuff Caub LLC
            Proj Ser A................................         5.250   11/01/28       2,874,420
    1,800   Fulton Cnty, GA Residential Care
            Canterbury Court Proj Ser A...............         6.000   02/15/22       1,809,072
      650   Fulton Cnty, GA Residential Care
            Canterbury Crt Proj Ser A.................         6.125   02/15/34         656,942
    3,500   Fulton Cnty, GA Residential Care Sr Lien
            RHA Asstd Living Ser A....................         7.000   07/01/29       3,632,720
    1,500   Medical Ctr Hosp Auth GA Rev Rfdg Spring
            Harbor Green Isl Proj.....................         5.250   07/01/27       1,400,235
    1,000   Private Colleges & Univ Auth GA Mercer Hsg
            Corp Proj Ser A...........................         6.000   06/01/21       1,053,010
    2,930   Renaissance on Peachtree Unit Invt Tr Ctf
            GA Custody Ctfs...........................         6.000   10/01/25       2,495,745
    2,500   Rockdale Cnty, GA Dev Auth Proj Rev Visy
            Paper Proj Ser A (AMT)....................         6.125   01/01/34       2,507,250
    1,245   Savannah, GA Econ Dev Auth Rev First Mtg
            Marshes of Skidaway Ser A.................         6.250   01/01/12       1,238,663

See Notes to Financial Statements                                             23

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON      MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            GEORGIA (CONTINUED)
$   2,245   Savannah, GA Econ Dev Auth Rev First Mtg
            Marshes of Skidaway Ser A.................         6.850%  01/01/19  $    2,309,454
                                                                                 --------------
                                                                                     28,848,421
                                                                                 --------------
            HAWAII  0.4%
    2,500   Hawaii St Dept Budget & Fin Spl Purp Rev
            Kahala Nui Proj Ser A.....................         8.000   11/15/33       2,829,175
    2,825   Kuakini, HI Hlth Sys Spl Ser A............         6.375   07/01/32       2,966,081
                                                                                 --------------
                                                                                      5,795,256
                                                                                 --------------
            IDAHO  0.5%
    2,290   Gooding Cnty, ID Indl Dev Corp Solid Waste
            Disp Rev Intrepid Technology & Res Proj
            (AMT) (Acquired 11/03/06, Cost $2,290,000)
            (b).......................................         7.500   11/01/24       2,214,201
    2,505   Idaho Hlth Fac Auth Rev Rfdg Vly Vista
            Care Corp.................................         6.125   11/15/37       2,541,598
    3,000   Idaho Hlth Fac Auth Rev Vly Vista Care
            Rfdg Ser A................................         7.875   11/15/29       3,298,230
                                                                                 --------------
                                                                                      8,054,029
                                                                                 --------------
            ILLINOIS  10.4%
    2,300   Annawan, IL Tax Increment Rev Patriot
            Renewable Fuels LLC Proj..................         5.625   01/01/18       2,237,992
    2,500   Bolingbrook, IL Cap Apprec Ser B (MBIA
            Insd).....................................           *     01/01/29         802,325
    4,000   Bolingbrook, IL Sales Tax Rev Bolingbrook
            (i).......................................   0.000/6.250   01/01/24       4,053,520
    1,976   Bolingbrook, IL Spl Svc Area No 01-1
            (Prerefunded @ 07/01/11)..................         7.375   07/01/31       2,233,927
    1,486   Bolingbrook, IL Spl Svc Area No 1 Spl Tax
            Augusta Vlg Proj (Prerefunded @ 03/01/32)
            (Acquired 11/13/02, Cost $1,486,000)
            (b).......................................         6.750   03/01/32       1,669,684
    1,665   Bolingbrook, IL Spl Svc Area No 1 Spl Tax
            Augusta Vlg Proj Ser 2004 (Prerefunded @
            03/01/12).................................         6.250   03/01/32       1,838,426
    2,000   Bolingbrook, IL Spl Svc Area No 1 Spl Tax
            Forest City Tax Proj (i)..................   0.000/5.900   03/01/27       2,077,620
    1,874   Bolingbrook, IL Spl Svc Area No 3 Lakewood
            Ridge Proj (Prerefunded @ 03/01/11).......         7.050   03/01/31       2,079,353
      735   Cary, IL Spl Tax Svc Area No 1 Cambridge
            Ser A (Prerefunded @ 03/01/10)............         7.625   03/01/30         810,668
    1,305   Chicago, IL 2006 Proj Rfdg Ser A (MBIA
            Insd).....................................         5.500   01/01/38       1,372,769
    1,750   Chicago, IL Increment Alloc Rev Diversey
            Narragansett Proj Nt......................         7.460   02/15/26       1,829,363
   15,500   Chicago, IL O'Hare Intl Arpt Rev Rfdg Gen
            Airport Third Lein Ser A-2 (e)............         5.750   01/01/19      16,659,012

 24                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON      MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            ILLINOIS (CONTINUED)
$      50   Chicago, IL Proj Rfdg Ser A (MBIA Insd)
            (Prerefunded @ 01/01/11)..................         5.500%  01/01/38  $       53,426
    4,000   Chicago, IL Spl Assmt Lakeshore East
            Proj......................................         6.625   12/01/22       4,228,240
      680   Chicago, IL Tax Increment Alloc Read
            Dunning Ser B (ACA Insd)..................         7.250   01/01/14         695,014
    1,925   Chicago, IL Tax Increment Alloc Sub Cent
            Rev Loop Ser A (ACA Insd).................         6.500   12/01/08       1,974,087
    3,465   Cortland, IL Spl Tax Rev Sheaffer Sys Proj
            (Acquired 05/02/06, Cost $3,465,000)
            (b).......................................         5.500   03/01/17       3,437,488
    2,000   Deerfield, IL Ed Fac Chicagoland Jewish
            High Sch Proj.............................         6.000   05/01/41       2,025,960
      989   Gilberts, IL Spl Svc Area No 9 Spl Tax Big
            Timber Proj (c) (g).......................         7.375   03/01/11       1,055,609
    1,245   Gilberts, IL Spl Svc Area No 9 Spl Tax Big
            Timber Proj (Prerefunded @ 03/01/11)
            (j).......................................         7.750   03/01/27       1,426,633
    1,500   Godfrey, IL Rev Utd Methodist Vlg Ser A...         5.875   11/15/29       1,207,740
    1,270   Hampshire, IL Spl Svc Area No 16 Spl Tax
            Crown Dev Proj Prairie Ridge A............         6.000   03/01/46       1,257,681
    2,085   Hampshire, IL Spl Svc Area No 17 Spl Tax
            Crown Dev Proj Oakstead Ser A.............         6.000   03/01/45       2,049,784
    2,730   Hampshire, IL Spl Svc Area No 19 Spl Tax
            Crown Dev Prairie Ridge East A............         6.000   03/01/46       2,683,563
    2,700   Hoopeston, IL Hosp Cap Impt Rev Hoopeston
            Cmnty Mem Hosp Impt & Rfdg................         6.550   11/15/29       2,700,891
    1,575   Huntley, IL Increment Alloc Rev Huntley
            Redev Proj Ser A..........................         8.500   12/01/15       1,584,450
    2,621   Huntley, IL Spl Svc Area No 10 Spl Tax Ser
            A (Prerefunded @ 03/01/09)................         6.500   03/01/29       2,775,587
      137   Huntley, IL Spl Svc Area No 10 Spl Tax Ser
            A (c) (g).................................         6.250   03/01/09         142,005
      750   Illinois Fin Auth Rev Central Baptist
            Vlg.......................................         5.375   11/15/27         710,670
    2,000   Illinois Fin Auth Rev Central Baptist
            Vlg.......................................         5.375   11/15/39       1,825,320
    9,000   Illinois Fin Auth Rev Clare at Wtr Tower
            Proj Ser A................................         6.125   05/15/38       9,080,190
    4,500   Illinois Fin Auth Rev Clare Oaks Proj Ser
            A.........................................         6.000   11/15/39       4,520,025
    1,405   Illinois Fin Auth Rev Cmnty Fac Clinic
            Altgeld Proj..............................         8.000   11/15/16       1,421,157
    1,000   Illinois Fin Auth Rev Friendship Vlg
            Schaumburg Ser A..........................         5.375   02/15/25         949,060
    2,000   Illinois Fin Auth Rev Friendship Vlg
            Schaumburg Ser A..........................         5.625   02/15/37       1,898,180
    3,000   Illinois Fin Auth Rev Landing at Plymouth
            Pl Proj Ser A.............................         6.000   05/15/37       3,015,780
    3,300   Illinois Fin Auth Rev Luther Oaks Proj Ser
            A.........................................         6.000   08/15/26       3,370,290

See Notes to Financial Statements                                             25

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON      MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            ILLINOIS (CONTINUED)
$   2,000   Illinois Fin Auth Rev Luther Oaks Proj Ser
            A.........................................         6.000%  08/15/39  $    2,008,720
    1,000   Illinois Fin Auth Rev Montgomery Place
            Proj......................................         5.500   05/15/26         963,270
    2,000   Illinois Fin Auth Rev Montgomery Place
            Proj Ser A................................         5.750   05/15/38       1,960,340
    3,000   Illinois Fin Auth Rev Northwestern Mem
            Hosp Ser A................................         5.500   08/15/43       3,157,710
    4,850   Illinois Fin Auth Rev Rfdg Christian Homes
            Inc Ser A.................................         5.750   05/15/26       4,724,773
      500   Illinois Fin Auth Rev Rfdg Fairview Oblig
            Grp Ser A.................................         6.000   08/15/20         504,285
      500   Illinois Fin Auth Rev Rfdg Fairview Oblig
            Grp Ser A.................................         6.125   08/15/27         503,525
    1,500   Illinois Fin Auth Rev Three Crowns Pk
            Plaza Ser A...............................         5.875   02/15/38       1,496,715
    1,000   Illinois Hlth Fac Auth Rev Ctr Baptist
            Home Proj (Prerefunded @ 11/15/09)........         7.125   11/15/29       1,075,530
    2,500   Illinois Hlth Fac Auth Rev Decatur Mem
            Hosp......................................         5.750   10/01/24       2,594,425
      650   Illinois Hlth Fac Auth Rev Loyola Univ
            Hlth Sys Ser A (Prerefunded @ 07/01/11)...         6.000   07/01/21         702,559
    1,200   Illinois Hlth Fac Auth Rev Lutheran Sr
            Ministries Oblig Ser A (Prerefunded @
            08/15/11).................................         7.375   08/15/31       1,371,900
      250   Illinois Hlth Fac Auth Rev Rfdg Ser A.....         6.200   08/15/23         251,145
    1,125   Illinois Hlth Fac Auth Rev Rfdg Ser A.....         6.400   08/15/33       1,130,141
      400   Illinois Hlth Fac Auth Rev Silver Cross...         5.500   08/15/19         409,812
       80   Lake, Cook, Kane & McHenry Cntys, IL Cmnty
            Unit Sch Dist No 22 (FGIC Insd)...........         5.750   12/01/19          84,902
    2,186   Manhatan, IL No 04-1 Brookstone Springs
            Proj......................................         6.100   03/01/35       2,242,246
      989   Minooka, IL Spl Assmt Impt Lakewood Trails
            Unit 2 Proj...............................         6.375   03/01/34       1,033,456
    1,187   Montgomery, IL Spl Assmt Impt Lakewood
            Creek Proj (Prerefunded @ 03/01/11).......         7.750   03/01/30       1,350,272
    3,000   Pingree Grove, IL Spl Svc Area No 2 Spl
            Tax Cambridge Lakes Proj Ser 05-2.........         6.000   03/01/35       2,997,840
    2,248   Pingree Grove, IL Spl Svc Area No 7 Spl
            Tax Cambridge Lakes Proj Ser 06-01........         6.000   03/01/36       2,216,213
    1,600   Pingree Grove Vlg, IL Rev Cambridge Lakes
            Learning Ctr..............................         6.000   06/01/36       1,535,488
    1,992   Plano, IL Spl Svc Area No 1 Lakewood
            Springs Proj Ser A........................         6.200   03/01/34       2,058,473
    1,815   Plano, IL Spl Svc Area No 6 Spl Tax
            Lakewood Springs Club Proj................         5.800   03/01/37       1,739,678

 26                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON      MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            ILLINOIS (CONTINUED)
$   1,370   Quad Cities Reg Econ Dev Auth IL Multi-
            Family Hsg Heritage Woods Moline Slf Proj
            (AMT).....................................         6.000%  12/01/41  $    1,320,817
    2,095   Regional Tran Auth IL Ser B (AMBAC
            Insd).....................................         8.000   06/01/17       2,748,053
      925   Sterling, IL Rev Hoosier Care Proj Ser
            A.........................................         7.125   06/01/34         939,745
    4,000   Upper IL Riv Vly Dev Auth Multi-Family Hsg
            Rev Living Springs Mchenry Slf Proj
            (AMT).....................................         6.100   12/01/41       4,015,840
    1,921   Volo Vlg, IL Spl Svc Area No 3 Symphony
            Meadows Proj Ser 1........................         6.000   03/01/36       1,893,837
    3,135   Wheeling, IL Tax Increment Rev N
            Milwaukee/Lake Cook TIF Proj..............         6.000   01/01/25       3,093,242
    1,405   Yorkville, IL Utd City Business Dist Rev
            Storm Wtr Impt Proj.......................         6.000   01/01/26       1,339,738
      385   Yorkville, IL Utd City Business Dist Rev
            Storm Wtr Impt Proj.......................         6.000   01/01/27         366,612
    5,615   Yorkville, IL Utd City Spl Svc Area Spl
            Tax No 2004-107 Raintree Vlg II Proj......         6.250   03/01/35       5,712,589
    1,550   Yorkville, IL Utd City Spl Svc Area Spl
            Tax No 2006-113 Cannonball/Beecher........         5.750   03/01/28       1,470,594
    1,956   Yorkville, IL Utd City Spl Svc Area Spl
            Tax No 4 104 MPI Grade Res Proj...........         6.375   03/01/34       1,999,306
                                                                                 --------------
                                                                                    156,767,280
                                                                                 --------------
            INDIANA  1.4%
      825   Crawfordsville, IN Redev Cmnty Redev Dist
            Tax Increment Rev (Acquired 10/15/97, Cost
            $825,000) (b) (c).........................         7.000   02/01/12         842,639
    1,855   Indiana Hlth Fac Fin Auth Rev Hoosier Care
            Proj Ser A................................         7.125   06/01/34       1,884,402
    6,500   Indiana Hlth Fac Hosp Rev Cmnty Fndtn
            Northwest IN Ser A........................         6.000   03/01/34       6,749,795
    2,000   Petersburg, IN Pollutn Ctl Rev IN Pwr & Lt
            (AMT).....................................         6.375   11/01/29       2,111,400
    1,810   Portage, IN Spl Impt Dist Rev Marina
            Shores Proj...............................         6.375   03/01/35       1,802,905
      265   Saint Joseph Cnty, IN Econ Dev Rev Holy
            Cross Vlg Notre Dame Proj Ser A...........         5.700   05/15/28         263,391
      230   Saint Joseph Cnty, IN Econ Dev Rev Holy
            Cross Vlg Notre Dame Proj Ser A...........         6.000   05/15/26         234,791
      470   Saint Joseph Cnty, IN Econ Dev Rev Holy
            Cross Vlg Notre Dame Proj Ser A...........         6.000   05/15/38         471,842
    1,500   Vigo Cnty, IN Hosp Auth Rev Union Hosp Inc
            (Acquired 06/27/07, Cost $1,495,230)
            (b).......................................         5.800   09/01/47       1,465,740

See Notes to Financial Statements                                             27

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON      MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            INDIANA (CONTINUED)
$   2,000   Vigo Cnty, IN Hosp Auth Rev Union Hosp Inc
            (Acquired 06/27/07, Cost $1,993,840)
            (b).......................................         5.750%  09/01/42  $    1,941,340
    4,000   Vigo Cnty, IN Hosp Auth Rev Union Hosp Inc
            (Acquired 06/27/07, Cost $4,000,000)
            (b).......................................         5.700   09/01/37       3,926,560
                                                                                 --------------
                                                                                     21,694,805
                                                                                 --------------
            IOWA  1.7%
    1,000   Bremer Cnty, IA Retirement Fac Rev Bartels
            Lutheran Ser A............................         5.375   11/15/27         958,990
    3,635   Des Moines Iowa Multi-family Hsg Rev Rfdg
            Luther Pk Apts Inc Ser A (Acquired
            04/05/07, Cost $3,635,000) (b) (c)........         5.300   12/01/36       3,397,344
    2,000   Estherville, IA Hosp Rev Avera Holy Family
            Proj......................................         6.250   07/01/26       2,097,280
      375   Evansdale, IA Hlthcare Westn Home Proj
            (c).......................................         6.000   11/01/26         380,205
    3,400   Evansdale, IA Hlthcare Westn Home Proj Ser
            A (c).....................................         6.000   11/01/26       3,424,514
    3,250   Iowa Fin Auth Hlth Fac Rev Rfdg Dev Care
            Initiatives Proj A........................         5.500   07/01/25       3,305,022
      500   Iowa Fin Auth Retirement Cmnty Friendship
            Haven Proj Ser A..........................         5.750   11/15/19         501,550
      500   Iowa Fin Auth Retirement Cmnty Friendship
            Haven Proj Ser A..........................         6.000   11/15/24         503,625
      800   Iowa Fin Auth Retirement Cmnty Friendship
            Haven Proj Ser A..........................         6.125   11/15/32         808,192
      350   Iowa Fin Auth Sr Hsg Rev Rfdg Bethany Life
            Cmnty Proj A..............................         5.450   11/01/26         340,273
    1,000   Iowa Fin Auth Sr Hsg Rev Rfdg Bethany Life
            Cmnty Proj A..............................         5.550   11/01/41         941,820
    2,250   Iowa Fin Auth Sr Living Fac Rev Deerfield
            Ret Cmnty Inc Ser A.......................         5.250   11/15/37       2,098,328
    1,500   Iowa Fin Auth Sr Living Fac Rev Deerfield
            Ret Cmnty Inc Ser A.......................         5.500   11/15/27       1,437,405
    2,300   Jefferson Cnty, IA Hosp Rev Jefferson Cnty
            Hosp Proj Ser C...........................         5.950   08/01/37       2,290,225
    1,000   Polk Cnty, IA Hlthcare Fac Rev Luther Pk
            Hlth Ctr Inc Proj.........................         6.150   10/01/36       1,011,560
    2,000   Pottawattamie Cnty IA Rev Rfdg Christian
            Homes Inc Ser E...........................         5.750   05/15/31       1,923,700
                                                                                 --------------
                                                                                     25,420,033
                                                                                 --------------
            KANSAS  0.5%
    1,700   Lenexa, KS Hlthcare Fac Rev Rfdg & Impt...         5.375   05/15/27       1,709,401
    1,000   Olathe, KS Sr Living Fac Rev Catholic Care
            Campus Inc Ser A..........................         6.000   11/15/26       1,012,170
    1,000   Olathe, KS Sr Living Fac Rev Catholic Care
            Campus Inc Ser A..........................         6.000   11/15/38       1,007,600

 28                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON      MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            KANSAS (CONTINUED)
$   1,500   Overland Pk, KS Dev Corp Rev First Tier
            Overland Pk Ser A.........................         7.375%  01/01/32  $    1,586,280
    1,570   Overland Pk, KS Trans Dev Dist Spl Assmt
            Grass Creek Proj..........................         5.125   09/01/28       1,527,704
                                                                                 --------------
                                                                                      6,843,155
                                                                                 --------------
            LOUISIANA  1.1%
    2,978   Lakeshore Vlg Master Cmnty Dev Dist LA Spl
            Assmt.....................................         5.250   07/01/17       2,929,816
    1,945   Louisiana Hsg Fin Agy Rev Azalea Estates
            Rfdg Ser A (GNMA Collateralized) (AMT)....         5.375   10/20/39       1,976,664
    4,100   Louisiana Loc Govt Environment Fac Cmnty
            Dev Auth Rev Hlthcare Saint James Place
            Rfdg Ser A................................         7.000   11/01/25       4,206,969
    1,800   Louisiana Loc Govt Environment Fac Cmnty
            Dev Auth Rev Hlthcare Saint James Place
            Rfdg Ser A................................         7.000   11/01/29       1,851,534
    1,500   Louisiana Pub Fac Auth Rev Progressive
            Hlthcare..................................         6.375   10/01/20       1,509,420
    1,000   Louisiana Pub Fac Auth Rev Progressive
            Hlthcare..................................         6.375   10/01/28       1,004,380
    2,805   Louisiana St Univ & Agric & Mechanical
            College Univ Rev Master Agreement
            (Acquired 11/30/98, Cost $2,805,147)
            (b).......................................         5.750   10/30/18       2,805,371
                                                                                 --------------
                                                                                     16,284,154
                                                                                 --------------
            MARYLAND  2.5%
    1,000   Baltimore Cnty, MD Mtg Rev Shelter Elder
            Care Ser A (Prerefunded @ 11/01/09).......         7.250   11/01/29       1,086,650
    1,500   Brunswick, MD Spl Oblg Brunswick Crossing
            Spl Taxing................................         5.500   07/01/36       1,444,350
    4,000   Frederick Cnty, MD Spl Oblig Urbana Cmnty
            Dev Auth Ser A............................         5.950   07/01/30       4,017,080
      985   Frederick Cnty, MD Spl Oblig Urbana Cmnty
            Dev Auth Ser B............................         6.250   07/01/30         994,407
    1,500   Howard Cnty Md Retirement Rfdg Vantage
            House Fac Ser A...........................         5.250   04/01/27       1,442,460
    1,160   Maryland St Econ Dev Corp MD Golf Course
            Sys (Prerefunded @ 06/01/11)..............         8.250   06/01/28       1,333,895
    1,500   Maryland St Econ Dev Corp Sr Lien Proj
            Chesapeake Bay Ser B......................         5.250   12/01/31       1,429,845
    1,540   Maryland St Hlth & Higher Ed Calvert Hlth
            Sys.......................................         5.500   07/01/36       1,584,460
   16,755   Maryland St Hlth & Higher Ed Fac Auth Rev
            Medstar Hlth (e)..........................         5.250   05/15/46      16,722,216
    1,000   Maryland St Hlth & Higher Ed Medstar Hlth
            Rfdg......................................         5.500   08/15/33       1,022,030

See Notes to Financial Statements                                             29

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON      MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            MARYLAND (CONTINUED)
$   1,500   Maryland St Hlth & Higher Edl Fac Auth Rev
            Washington Christian Academy..............         5.500%  07/01/38  $    1,461,870
    3,000   Montgomery Cnty, MD Econ Dev Editorial
            Proj In Ed Ser A (Acquired 09/28/98, Cost
            $3,000,000) (b)...........................         6.400   09/01/28       2,531,970
    1,000   Westminster, MD Econ Dev Carroll Lutheran
            Vlg Ser A.................................         6.000   05/01/24       1,028,390
    1,500   Westminster, MD Econ Dev Carroll Lutheran
            Vlg Ser A.................................         6.250   05/01/34       1,548,030
                                                                                 --------------
                                                                                     37,647,653
                                                                                 --------------
            MASSACHUSETTS  2.0%
    1,000   Massachusetts St Dev Fin Agy Briarwood Ser
            B (Prerefunded @ 12/01/10)................         8.000   12/01/22       1,137,000
      250   Massachusetts St Dev Fin Agy Rev Evergreen
            Ctr Inc...................................         5.000   01/01/24         240,687
      500   Massachusetts St Dev Fin Agy Rev Evergreen
            Ctr Inc...................................         5.500   01/01/35         494,040
    1,835   Massachusetts St Dev Fin Agy Rev Hillcrest
            Ed Ctr Inc................................         6.375   07/01/29       1,849,368
    2,845   Massachusetts St Dev Fin Agy Rev Hlthcare
            Fac Alliance Ser A........................         7.100   07/01/32       2,931,972
    1,000   Massachusetts St Dev Fin Agy Rev MCHSP
            Human Svc Providers Ser A (Prerefunded @
            07/01/10).................................         8.000   07/01/20       1,117,230
    3,585   Massachusetts St Dev Fin Agy Rev New
            England Ctr For Children..................         6.000   11/01/19       3,650,964
    4,960   Massachusetts St Dev Fin Agy Rev Rfdg
            First Mtg Reeds Accd Invt.................         5.750   10/01/31       4,827,270
    3,100   Massachusetts St Hlth & Ed Fac Auth Rev
            Civic Invt Ser B (Prerefunded @
            12/15/12).................................         9.150   12/15/23       3,892,050
      842   Massachusetts St Hlth & Ed Fac Auth Rev
            Nichols College Issue Ser C...............         6.000   10/01/17         880,648
    1,000   Massachusetts St Hlth & Ed Fac Auth Rev
            Northn Berkshire Hlth Ser B...............         6.250   07/01/24       1,040,040
      465   Massachusetts St Indl Fin Agy Rev First
            Mtg GF/Pilgrim Inc Proj...................         6.500   10/01/15         422,411
    2,000   Massachusetts St Indl Fin Agy Rev First
            Mtg GF/Pilgrim Inc Proj...................         6.750   10/01/28       1,725,020
    1,905   Massachusetts St Indl Fin Agy Rev First
            Mtg Reeds Landing Proj (Prerefunded @
            10/01/08) (i).............................   7.450/7.550   10/01/28       2,027,282

 30                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON      MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            MASSACHUSETTS (CONTINUED)
$   2,130   Massachusetts St Indl Fin Agy Rev Gtr Lynn
            Mental Hlth (Prerefunded @ 06/01/08)
            (Acquired 06/24/98, Cost $2,130,000)
            (b).......................................         6.375%  06/01/18  $    2,207,234
    2,200   Massachusetts St Indl Fin Agy Rev Swr Fac
            Res Ctl Composting (AMT) (Acquired
            08/10/89, Cost $2,200,000) (b)............         9.250   06/01/10       2,214,718
                                                                                 --------------
                                                                                     30,657,934
                                                                                 --------------
            MICHIGAN  4.3%
    2,500   Chelsea, MI Econ Dev Corp Rev Utd
            Methodist Retirement Rfdg.................         5.400   11/15/27       2,503,450
      795   Detroit, MI Loc Dev Fin Auth Tax Increment
            Sub Ser C (Acquired 09/08/97, Cost
            $795,000) (b).............................         6.850   05/01/21         811,703
      775   East Lansing MI Econ Dev Corp Ltd Oblig
            Rev First Mtg Burcham Hills Ser B1........         5.250   07/01/37         689,347
    1,000   Gaylord, MI Hosp Fin Auth Ltd Oblig Rev
            Otsego Mem Hosp Rfdg......................         6.500   01/01/31       1,036,090
    4,000   Kent Hosp Fin Auth MI Rev Metro Hosp Proj
            Ser A.....................................         6.250   07/01/40       4,297,960
    1,595   Meridian, MI Econ Dev Corp Ltd Oblig Rev
            Rfdg First Mtg Burcham Hills Ser A1.......         5.250   07/01/26       1,484,147
    2,735   Michigan St Hosp Fin Auth Rev Hosp Pontiac
            Osteopathic Rfdg Ser A....................         6.000   02/01/14       2,737,407
    1,500   Michigan St Hosp Fin Auth Rev Hosp Pontiac
            Osteopathic Rfdg Ser A....................         6.000   02/01/24       1,500,690
    2,000   Michigan St Hosp Fin Auth Rev Presbyterian
            Vlg Rfdg..................................         5.500   11/15/35       1,945,480
   13,375   Michigan St Hosp Fin Auth Rev Rfdg Henry
            Ford Hlth Sys A (e).......................         5.250   11/15/46      13,605,319
    8,500   Michigan Tob Settlement Fin Auth Tob
            Settlement Asset Sr Ser A.................         6.000   06/01/48       8,497,875
   20,650   Wayne Cnty, MI Arpt Auth Rev Detroit Metro
            Wayne Cnty Arpt (e).......................         5.250   12/01/24      21,450,968
    5,120   Wenonah Pk Ppty Inc Bay City Hotel Rev
            Bd........................................         7.500   04/01/33       4,104,397
                                                                                 --------------
                                                                                     64,664,833
                                                                                 --------------
            MINNESOTA  7.2%
      700   Aitkin, MN Hlthcare Fac Rev Riverwood
            Hlthcare Ctr Proj.........................         5.500   02/01/24         693,987
    2,540   Aitkin, MN Hlthcare Fac Rfdg Riverwood
            Hlthcare Ctr..............................         5.600   02/01/32       2,493,467
    2,000   Aitkin, MN Hlth Fac Rev Riverwood Hlthcare
            Ctr Proj (Prerefunded @ 02/01/11).........         7.750   02/01/31       2,252,120
    1,000   Cambridge, MN Hsg & Hlthcare Fac Rev
            Grandview West Proj Ser B.................         6.000   10/01/33       1,001,440

See Notes to Financial Statements                                             31

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON      MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            MINNESOTA (CONTINUED)
$   2,000   Carlton, MN Hlth & Hsg Fac Inter Faith
            Social Svc Inc Proj (Prerefunded @
            04/01/10).................................         7.500%  04/01/19  $    2,197,160
    2,000   Carlton, MN Hlth & Hsg Fac Inter Faith
            Social Svc Inc Proj (Prerefunded @
            04/01/10).................................         7.750   04/01/29       2,217,340
    2,700   Carlton, MN Hlthcare & Hsg Fac Rev Rfdg
            Inter Faith Care Ctr Proj.................         5.700   04/01/36       2,615,058
    1,500   Columbia Heights, MN Multi-Family &
            Hlthcare Fac Rev Rfdg Crest View Corp Proj
            A.........................................         5.700   07/01/42       1,437,615
    2,000   Crookston, MN Hlthcare Fac Rev Rfdg
            Riverview Hlth Proj.......................         5.300   05/01/32       1,848,820
    2,250   Cuyuna Range Hosp Dist MN Hlth Fac Gross
            Rev.......................................         5.500   06/01/35       2,117,565
    2,100   Dakota Cnty, MN Cmnty Dev Agy Multi-Family
            Hsg Rev Commons on Marice Proj Rfdg Ser
            A.........................................         5.000   05/01/42       1,799,217
      675   Duluth, MN Econ Dev Auth Hlthcare Fac Rev
            Saint Luke's Hosp.........................         6.000   06/15/12         698,395
    1,500   Duluth, MN Econ Dev Auth Hlthcare Fac Rev
            Saint Luke's Hosp.........................         7.250   06/15/32       1,606,575
    2,000   Glencoe, MN Hlthcare Fac Rev (Prerefunded
            @ 04/01/11)...............................         7.500   04/01/31       2,247,560
    6,695   Minneapolis & St Paul MN Metro Arpts Commn
            Arpt Rev Sub Ser B (AMT) (e)..............         5.000   01/01/21       6,863,363
    7,385   Minneapolis & St Paul MN Metro Arpts Commn
            Arpt Rev Sub Ser B (AMT) (e)..............         5.000   01/01/23       7,570,714
    3,000   Minneapolis, MN Hsg & Hlthcare Fac Rev
            Rfdg Providence Proj Ser A................         5.750   10/01/37       2,939,100
    1,400   Minneapolis, MN Student Hsg Rev Riverton
            Cmnty Hsg Proj Ser A......................         5.600   08/01/26       1,364,762
    3,100   Minneapolis, MN Student Hsg Rev Riverton
            Cmnty Hsg Proj Ser A......................         5.700   08/01/40       2,988,028
    1,000   Minneapolis, MN Tax Increment Rev Ivy
            Tower Proj................................         5.700   02/01/29         984,030
      900   Minnesota Agric & Econ Dev Brd Rev
            Hlthcare Benedictine Proj Ser A...........         5.500   08/01/23         895,221
      875   Minnesota Agric & Econ Dev Brd Rev
            Hlthcare Benedictine Proj Ser A...........         5.750   02/01/30         868,403
    3,770   Moorhead, MN Sr Hsg Rev Sheyenne Crossing
            Proj......................................         5.650   04/01/41       3,632,998
    2,150   New Ulm, MN Econ Dev Auth Rfdg Hadc
            Ridgeway Proj Ser A (GTY AGMT)............         6.000   06/01/41       2,155,633
      875   New Ulm, MN Econ Dev Auth Rfdg Hadc
            Ridgeway Proj Ser A (GTY AGMT)............         5.750   06/01/28         874,921

 32                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON      MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            MINNESOTA (CONTINUED)
$   3,000   North Oaks, MN Sr Hsg Rev Presbyterian
            Homes North Oaks..........................         6.500%  10/01/47  $    3,079,860
      850   Northwest, MN Multi-Cnty Hsg & Redev Auth
            Govt Hsg Rev Pooled Hsg Pgm Rfdg..........         5.250   07/01/26         803,862
    2,340   Northwest, MN Multi-Cnty Hsg & Redev Auth
            Govt Hsg Rev Pooled Hsg Pgm Rfdg..........         5.450   07/01/41       2,194,452
    2,500   Northwest, MN Multi-Cnty Hsg & Dev Auth
            Govtl Hsg Rev Rfdg Pooled Hsg Pgm A.......         6.250   07/01/40       2,503,500
    1,500   Oakdale, MN Rev Sr Hsg Oak Meadows Proj
            Rfdg......................................         6.250   04/01/34       1,523,175
    2,450   Oronoco, MN Multi-Family Hsg Rev Wedum
            Shorewood Campus Proj Rfdg................         5.400   06/01/41       2,243,171
    1,350   Park Rapids, MN Hsg Hlth Fac Cdl Homes LLC
            Proj (k)..................................         6.030   08/01/36       1,250,721
    1,100   Pine City, MN Lease Rev Lakes Intl
            Language Academy Ser A....................         6.250   05/01/35       1,097,767
    2,000   Prior Lake, MN Sr Hsg Rev Shepards Path
            Ser B.....................................         5.700   08/01/36       1,936,620
    2,000   Prior Lake, MN Sr Hsg Rev Shepards Path
            Ser B.....................................         5.750   08/01/41       1,956,080
    1,425   Ramsey, MN Lease Rev Pact Charter Sch Proj
            Ser A.....................................         6.750   12/01/33       1,511,626
    1,500   Saint Cloud, MN Hsg & Redev Auth Sterling
            Heights Apt Proj (AMT)....................         7.550   04/01/39       1,542,135
    2,355   Saint Louis Pk, MN Rev Roitenberg Family
            Asstd Proj Rfdg...........................         5.700   08/15/41       2,286,116
    1,000   Saint Paul, MN Hsg & Redev Auth Higher
            Ground Academy Rfdg Ser A.................         6.625   12/01/23       1,046,840
    4,000   Saint Paul, MN Hsg & Redev Auth Hlthcare
            Fac Rev Hlth Partners Oblig Grp Proj......         5.250   05/15/36       3,961,720
      400   Saint Paul, MN Hsg & Redev Auth Hmong
            Academy Proj Ser A........................         5.750   09/01/26         400,948
    5,000   Saint Paul, MN Hsg & Redev Auth Hosp Rev
            Hlth East Proj............................         6.000   11/15/35       5,196,600
    2,185   Saint Paul, MN Hsg & Redev Auth Lease Rev
            Hope Cmnty Academy Proj A.................         6.250   12/01/33       2,207,331
    1,000   Saint Paul, MN Hsg & Redev Cmnty of Peace
            Academy Proj Ser A (Prerefunded @
            12/01/10).................................         7.875   12/01/30       1,141,870
    2,250   Saint Paul, MN Port Auth Hotel Fac Rev
            Radisson Kellogg Proj Ser 2 (Prerefunded @
            08/01/08).................................         7.375   08/01/29       2,386,418
    1,250   Saint Paul, MN Port Auth Lease Rev
            Hltheast Midway Campus 03 Ser A...........         5.875   05/01/30       1,266,325
      700   Saint Paul, MN Port Auth Lease Rev
            Hltheast Midway Campus 03 Ser B...........         6.000   05/01/30         705,894

See Notes to Financial Statements                                             33

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON      MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            MINNESOTA (CONTINUED)
$   2,000   Saint Paul, MN Hsg & Redev Auth Lse Rev
            Hmong Academy Proj Ser A..................         6.000%  09/01/36  $    2,015,680
    1,000   Saint Paul, MN Hsg & Redev Auth Rfdg
            Marian Ctr Proj A.........................         5.300   11/01/30         935,550
    2,225   Saint Paul, MN Hsg & Redev Auth Rfdg
            Marian Ctr Proj A.........................         5.375   05/01/43       2,067,403
    1,000   Shakopee, MN Hlthcare Saint Francis Regl
            Med Ctr...................................         5.250   09/01/34         993,540
    1,000   Vadnais Heights, MN Lease Rev Agric & Food
            Sciences Ser A............................         6.375   12/01/24         998,340
    1,000   Vadnais Heights, MN Lease Rev Agric & Food
            Sciences Ser A............................         6.600   12/01/34         993,010
    1,450   Winona, MN Hlthcare Winona Hlth Ser A.....         6.000   07/01/34       1,513,162
                                                                                 --------------
                                                                                    108,123,208
                                                                                 --------------
            MISSISSIPPI  0.2%
      615   Mississippi Bus Fin Corp (AMT)............         7.250   07/01/34         658,179
    1,800   Mississippi Home Corp Rev Grove Apts Proj
            Ser 1 (AMT)...............................         6.250   04/01/37       1,784,412
                                                                                 --------------
                                                                                      2,442,591
                                                                                 --------------
            MISSOURI  3.1%
    1,000   Branson Hills Infrastructure Fac Cmnty
            Impt Dist MO Spl Ser A....................         5.500   04/01/22         978,980
    1,000   Branson Hills Infrastructure Fac Cmnty
            Impt Dist MO Spl Ser A....................         5.500   04/01/27         960,150
    3,000   Branson, MO Regl Arpt Transn Dev Dist Arpt
            Rev Ser B (AMT)...........................         6.000   07/01/37       2,936,940
    1,500   Carthage, MO Hosp Rev.....................         5.875   04/01/30       1,506,465
    8,500   Carthage, MO Hosp Rev.....................         6.000   04/01/38       8,533,660
    1,250   Cole Cnty, MO Indl Dev Auth Sr Living Fac
            Rev Lutheran Sr Svcs Heisinger Proj.......         5.500   02/01/35       1,264,900
      960   Fenton, MO Tax Increment Rev & Impt
            Gravois Bluffs Proj Rfdg (Prerefunded @
            10/01/11).................................         7.000   10/01/21       1,090,099
      910   Fenton, MO Tax Increment Rev & Impt
            Gravois Bluffs Proj Rfdg (Prerefunded @
            10/01/12).................................         6.125   10/01/21       1,014,659
    1,300   Ferguson, MO Tax Increment Rev Crossings
            at Halls Ferry Proj.......................         5.000   04/01/17       1,264,068
    3,000   Joplin, MO Indl Dev Auth Hlth Fac Rev
            Freeman Hlth Sys Proj.....................         5.500   02/15/29       3,069,300
    2,000   Kansas City, MO Indl Dev Auth First Mtg
            Bishop Spencer Ser A......................         6.250   01/01/24       2,055,460
    1,500   Kansas City, MO Indl Dev Auth First Mtg
            Bishop Spencer Ser A......................         6.500   01/01/35       1,550,115

 34                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON      MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            MISSOURI (CONTINUED)
$     964   Kansas City, MO Indl Dev Auth Multi-Family
            Hsg Rev Brentwood Manor Apt Proj Ser B
            (AMT).....................................         7.250%  10/15/38  $    1,009,935
    3,000   Kansas City, MO Indl Dev Plaza Lib Proj...         5.900   03/01/24       2,967,540
    1,753   Kansas City, MO Multi-Family Hsg Rev
            Northwoods Apts Proj Ser A (AMT)..........         6.450   05/01/40       1,820,876
    2,220   Nevada, MO Hosp Rev Nevada Regl Med Ctr
            (Prerefunded @ 10/01/11)..................         6.750   10/01/22       2,497,655
    2,750   Saint Joseph, MO Indl Dev Auth Hlthcare
            Rev Living Cmnty Saint Joseph Proj........         7.000   08/15/32       2,728,247
      500   Saint Joseph, MO Indl Dev Auth Tax
            Increment Rev Shoppes at North Vlg Proj
            Ser A.....................................         5.100   11/01/19         494,600
    1,000   Saint Joseph, MO Indl Dev Auth Tax
            Increment Rev Shoppes at North Vlg Proj
            Ser A.....................................         5.500   11/01/27         994,530
    1,270   Saint Louis Cnty, MO Indl Dev Auth Sr
            Living Fac Rev St Andrews Res For Srs Ser
            A.........................................         6.375   12/01/30       1,285,964
    1,630   Saint Louis Cnty, MO Indl Dev Auth Sr
            Living Fac Rev St Andrews Res For Srs Ser
            A.........................................         6.375   12/01/41       1,644,377
    4,720   Saline Cnty, MO Indl Dev Auth Hlth Fac Rev
            (Acquired 01/12/99, Cost $4,629,292)
            (b).......................................         6.500   12/01/28       4,819,498
                                                                                 --------------
                                                                                     46,488,018
                                                                                 --------------
            MONTANA  0.2%
    1,000   Montana Fac Fin Auth Rev Sr Living Saint
            Johns Lutheran Ser A......................         6.000   05/15/25       1,026,310
    2,000   Montana Fac Fin Auth Rev Sr Living Saint
            Johns Lutheran Ser A......................         6.125   05/15/36       2,046,200
                                                                                 --------------
                                                                                      3,072,510
                                                                                 --------------
            NEVADA  0.8%
    2,400   Director St NV Dept Business & Industry
            Las Vegas Monorail Proj Second Tier.......         7.375   01/01/40       2,371,656
    3,000   Henderson, NV Hlthcare Fac Rev Catholic
            Hlthcare West Ser A.......................         5.625   07/01/24       3,151,770
      980   Las Vegas, NV Loc Impt Bds Spl Impt Dist
            No 607....................................         6.000   06/01/19       1,009,674
    5,425   Reno, NV Redev Agy Tax Alloc Sub Lien Ser
            C.........................................         5.400   06/01/27       5,267,838
                                                                                 --------------
                                                                                     11,800,938
                                                                                 --------------
            NEW HAMPSHIRE  0.4%
    1,500   New Hampshire Hlth & Ed Fac Auth Rev
            Hlthcare Sys Covenant Hlth................         5.500   07/01/34       1,545,480
    1,690   New Hampshire Hlth & Ed Fac Auth Rev
            Huntington at Nashua Ser A................         6.875   05/01/33       1,807,151

See Notes to Financial Statements                                             35

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON      MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            NEW HAMPSHIRE (CONTINUED)
$   1,500   New Hampshire Hlth & Ed Fac Speare Mem
            Hosp......................................         5.875%  07/01/34  $    1,524,570
    1,000   New Hampshire St Business Fin Auth Rev
            Alice Peck Day Hlth Sys Ser A (Prerefunded
            @ 10/01/09)...............................         6.875   10/01/19       1,076,650
                                                                                 --------------
                                                                                      5,953,851
                                                                                 --------------
            NEW JERSEY  2.5%
    1,000   Middlesex Cnty, NJ Pollutn Ctl Amerada
            Rfdg......................................         6.050   09/15/34       1,040,230
    2,000   New Jersey Econ Dev Auth Cedar Crest Vlg
            Inc Fac Ser A (Prerefunded @ 11/15/08)....         7.000   11/15/16       2,073,080
    2,500   New Jersey Econ Dev Auth Econ Dev Rev Utd
            Methodist Homes Ser A1....................         6.000   07/01/18       2,648,050
    2,000   New Jersey Econ Dev Auth First Mtg
            Franciscan Oaks Proj......................         5.700   10/01/17       2,025,420
    1,230   New Jersey Econ Dev Auth First Mtg Lions
            Gate Proj A...............................         5.875   01/01/37       1,236,716
      750   New Jersey Econ Dev Auth First Mtg
            Seashore Gardens Proj.....................         5.300   11/01/26         707,835
      900   New Jersey Econ Dev Auth First Mtg
            Seashore Gardens Proj.....................         5.375   11/01/36         848,907
    1,000   New Jersey Econ Dev Auth Retirement Cmnty
            Rev Ser A (Prerefunded @ 11/15/08)........         8.125   11/15/18       1,046,690
    1,000   New Jersey Econ Dev Auth Retirement Cmnty
            Rev Ser A (Prerefunded @ 11/15/10)........         8.000   11/15/15       1,139,160
    1,440   New Jersey Econ Dev Auth Retirement Cmnty
            Rev Ser A (Prerefunded @ 11/15/10)........         8.125   11/15/23       1,645,502
      710   New Jersey Econ Dev Auth Rev First Mtg
            Lions Gate Proj A.........................         5.750   01/01/25         720,011
    1,285   New Jersey Econ Dev Auth Rev Kullman Assoc
            Proj Ser A (AMT)..........................         6.125   06/01/18       1,173,950
    2,000   New Jersey Econ Dev Auth Rev Sr Living Fac
            Esplanade Bear (AMT)......................         7.000   06/01/39       1,440,000
    1,500   New Jersey Econ Dev Auth Rev Unrefunded
            Bal Sr Mtg Arbor Ser A....................         6.000   05/15/28       1,512,015
    3,500   New Jersey Econ Dev Auth Utd Methodist
            Homes NJ Oblig............................         5.750   07/01/29       3,527,125
      900   New Jersey Hlthcare Fac Fin Auth Rev
            Avalon at Hillsborough Ser A (AMT)........         6.375   07/01/25         904,500
      575   New Jersey Hlthcare Fac Fin Auth Rev
            Avalon at Hillsborough Ser A (AMT)........         6.625   07/01/35         578,807
    8,840   New Jersey Hlthcare Fac Fin Auth Rev Cap
            Apprec Saint Barnabas Hlth Ser B..........           *     07/01/35       1,703,822
    7,780   New Jersey Hlthcare Fac Fin Auth Rev Cap
            Apprec Saint Barnabas Hlth Ser B..........           *     07/01/36       1,413,159

 36                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON      MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            NEW JERSEY (CONTINUED)
$   7,155   New Jersey Hlthcare Fac Fin Auth Rev Cap
            Apprec Saint Barnabas Hlth Ser B..........           *     07/01/37  $    1,221,287
    3,225   New Jersey Hlthcare Fac Fin Auth Rev Cap
            Hlth Sys Oblig Grp Ser A..................         5.375%  07/01/33       3,249,316
      595   New Jersey Hlthcare Fac Fin Auth Rev
            Raritan Bay Med Ctr Issue Rfdg............         7.250   07/01/14         607,382
    4,740   New Jersey Hlthcare Fac Fin Auth Rev Saint
            Barnabas Hlthcare Sys Ser B...............           *     07/01/34         971,937
    3,000   New Jersey Hlthcare Fac Fin Inst Inc
            Cherry Hill Proj..........................         8.000   07/01/27       3,033,780
      970   New Jersey St Ed Fac Auth Rev Felician
            College of Lodi Ser D (Acquired 11/07/97,
            Cost $970,000) (b)........................         7.375   11/01/22         992,213
                                                                                 --------------
                                                                                     37,460,894
                                                                                 --------------
            NEW MEXICO  0.6%
    4,010   Albuquerque, NM Retirement Fac Rev La Vida
            Llena Proj Rfdg Ser B.....................         6.600   12/15/28       4,145,458
    1,505   Cabezon Pub Impt Dist NM Spl Leverage
            Rev.......................................         6.000   09/01/24       1,539,013
      991   New Mexico Hsg Auth Region lll Sr
            Brentwood Gardens Apt Ser A (AMT).........         6.850   12/01/31       1,053,354
    2,000   New Mexico St Hosp Equip Ln Council Hosp
            Rev Rehoboth Proj Rfdg Ser A..............         5.250   08/15/26       1,865,960
      750   Ventana West Pub Impt Dist NM.............         6.875   08/01/33         792,975
                                                                                 --------------
                                                                                      9,396,760
                                                                                 --------------
            NEW YORK  5.8%
    1,000   Amherst, NY Indl Dev Agy Civic Beechwood
            Hlthcare Ctr Inc..........................         5.200   01/01/40         894,830
      950   Bethlehem, NY Indl Dev Agy Sr Hsg Rev Van
            Allen Proj Ser A (Prerefunded @
            06/01/09).................................         6.875   06/01/39       1,022,095
    1,000   Brookhaven, NY Indl Dev Agy Mem Hosp Med
            Ctr Inc Ser A (Prerefunded @ 11/15/10)....         8.125   11/15/20       1,132,200
    1,400   Brookhaven, NY Indl Dev Agy Sr Residential
            Hsg Rev Woodcrest Estates Fac Ser A
            (AMT).....................................         6.375   12/01/37       1,427,356
    3,330   Dutchess Cnty, NY Indl Dev Agy Saint
            Francis Hosp Rfdg Ser A...................         7.500   03/01/29       3,626,403
    2,000   Erie Cnty, NY Indl Dev Agy Rev Orchard Pk
            CCRC Inc Proj Ser A.......................         6.000   11/15/36       1,964,720
    1,080   Genesee Cnty, NY Indl Dev Agy Civic Fac
            Rev United Mem Med Ctr Proj...............         5.000   12/01/32         986,904
    1,840   Monroe Cnty, NY Indl Dev Agy Woodland Vlg
            Proj (Prerefunded @ 11/15/10).............         8.000   11/15/15       2,048,178
   15,000   New York City Indl Dev Agy Rev Liberty 7
            World Trade Ctr Ser A.....................         6.250   03/01/15      15,687,300

See Notes to Financial Statements                                             37

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON      MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            NEW YORK (CONTINUED)
$  15,400   New York City Indl Dev Agy Rev Liberty 7
            World Trade Ctr Ser A.....................         6.500%  03/01/35  $   16,103,472
   17,780   New York, NY City Indl Dev Agy Rev Liberty
            7 World Trade Ctr A (e)...................         6.250   03/01/15      18,594,769
    2,500   New York St Energy Resh & Dev Auth Gas Fac
            Rev (d) (m)...............................         8.822   04/01/20       2,657,875
    1,935   Saratoga Cnty, NY Indl Dev Agy Sr Hsg Rev
            Highpointe at Malta Proj Ser A
            (Prerefunded @ 06/01/09)..................         6.875   06/01/39       2,090,748
    1,000   Suffolk Cnty, NY Indl Dev Agy First Mtg
            Jefferson Ferry Ser A (Prerefunded @
            11/01/09).................................         7.250   11/01/28       1,094,950
    2,875   Suffolk Cnty, NY Indl Dev Agy Civic Fac
            Rev Eastn Long Is Hosp Assoc Ser A
            (Prerefunded @ 01/01/12)..................         7.750   01/01/22       3,279,484
    1,000   Suffolk Cnty, NY Indl Dev Agy Gurwin
            Jewish Phase II...........................         6.700   05/01/39       1,071,330
    4,000   Suffolk Cnty, NY Indl Dev Agy Medford
            Hamlet Asstd Living Proj (AMT)............         6.375   01/01/39       4,009,960
    1,445   Suffolk Cnty, NY Indl Dev Agy Peconic
            Landing Ser A.............................         8.000   10/01/20       1,571,177
    1,280   Suffolk Cnty, NY Indl Dev Agy Spellman
            High Voltage Fac Ser A (AMT)..............         6.375   12/01/17       1,282,931
    1,000   Syracuse, NY Indl Dev Agy Rev First Mtg
            Jewish Home Ser A.........................         7.375   03/01/31       1,054,010
    2,700   Ulster Cnty, NY Indl Dev Agy Civic Fac Rev
            Benedictine Hosp Proj Ser A (Prerefunded @
            06/01/09).................................         6.450   06/01/24       2,843,748
    2,315   Utica, NY Indl Dev Agy Civic Utica College
            Civic Fac.................................         6.750   12/01/21       2,486,611
    1,000   Westchester Cnty, NY Indl Dev Hebrew Hosp
            Sr Hsg Inc Ser A..........................         7.375   07/01/30       1,058,570
                                                                                 --------------
                                                                                     87,989,621
                                                                                 --------------
            NORTH CAROLINA  0.3%
    2,000   North Carolina Med Care Commn First Mtg
            Utd Methodist Homes (Prerefunded @
            10/01/09).................................         7.000   10/01/17       2,140,160
    2,600   North Carolina Med Care Commn Retirement
            Fac Rev First Mtg Ser A-05................         5.500   10/01/35       2,506,556
                                                                                 --------------
                                                                                      4,646,716
                                                                                 --------------
            NORTH DAKOTA  0.1%
    1,820   Traill Cnty, ND Hlthcare Rev Hillsboro Med
            Ctr.......................................         5.500   05/01/42       1,700,353
                                                                                 --------------

 38                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON      MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            OHIO  3.3%
$  10,200   Adams Cnty Hosp Fac Impt Rev Adams Cnty
            Hosp Proj.................................         6.500%  09/01/36  $    9,189,384
    5,000   Athens Cnty, OH Hosp Fac Rev Impt
            O'Bleness Mem Rfdg Ser A..................         7.125   11/15/33       5,363,850
    3,000   Cleveland-Cuyahoga Cnty, OH Spl Assmt/Tax
            Increment.................................         7.000   12/01/18       3,241,980
    2,000   Cuyahoga Cnty, OH Hlthcare & Indpt Living
            Fac Rev Eliza Jennings Sr Care Ser A......         6.000   05/15/37       2,002,720
    1,000   Cuyahoga Cnty, OH Hlthcare Fac Franciscan
            Cnty OH Inc Proj Ser C....................         6.250   05/15/32       1,010,840
    1,760   Dayton, OH Spl Fac Rev Air Fght Cargo Day
            LLC Proj (AMT)............................         6.300   04/01/22       1,761,690
    7,510   Erie Cnty, OH Hosp Fac Rev Firelands Regl
            Med Ctr Ser A.............................         5.625   08/15/32       7,765,415
    5,955   Franklin Cnty, OH Hlthcare Fac Rev Impt
            Lutheran Sr City Proj Rfdg (c)............         6.125   12/15/28       5,695,898
    2,600   Franklin Cnty, OH Hlthcare Fac Rev Impt OH
            Presbyterian Svc Ser A....................         5.125   07/01/35       2,513,862
    1,500   Lucas Cnty, OH Hlthcare & Impt Sunset
            Retirement Rfdg...........................         6.500   08/15/20       1,562,535
      750   Lucas Cnty, OH Port Auth Rev Saint Mary
            Woods Proj Ser A..........................         6.000   05/15/24         747,592
    2,250   Lucas Cnty, OH Port Auth Rev Saint Mary
            Woods Proj Ser A..........................         6.000   05/15/34       2,202,975
    2,770   Madison Cnty, OH Hosp Impt Rev Madison
            Cnty Hosp Proj Rfdg (Prerefunded @
            08/01/08).................................         6.400   08/01/28       2,842,352
    4,340   Norwood, OH Tax Increment Rev Fin
            Cornerstone at Norwood....................         6.200   12/01/31       4,254,893
                                                                                 --------------
                                                                                     50,155,986
                                                                                 --------------
            OKLAHOMA  1.4%
    1,000   Citizen Potawatomi Nation, OK Ser A.......         6.500   09/01/16       1,047,400
      330   Langston, OK Econ Dev Langston Cmnty Dev
            Corp Proj Ser A (g).......................         7.000   08/01/10         347,074
      750   Langston, OK Econ Dev Langston Cmnty Dev
            Corp Proj Ser A (Prerefunded @
            08/01/10).................................         7.400   08/01/17         838,208
    1,000   Langston, OK Econ Dev Langston Cmnty Dev
            Corp Proj Ser A (Prerefunded @
            08/01/10).................................         7.625   08/01/20       1,123,620
    2,000   Oklahoma Cnty, OK Fin Auth Rev Epworth
            Villa Proj Rfdg...........................         6.000   04/01/18       2,023,540
      750   Oklahoma Cnty, OK Fin Auth Rev Epworth
            Villa Proj Rfdg Ser A.....................         5.700   04/01/25         749,175
    1,250   Oklahoma Cnty, OK Fin Auth Rev Epworth
            Villa Proj Rfdg Ser A.....................         5.875   04/01/30       1,251,237
    1,000   Oklahoma Cnty, OK Fin Auth Rev Epworth
            Villa Proj Rfdg Ser A.....................         7.000   04/01/25       1,019,470

See Notes to Financial Statements                                             39

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON      MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            OKLAHOMA (CONTINUED)
$   5,500   Oklahoma Cnty, OK Fin Auth Rev Retirement
            Fac Concordia Ser A.......................         6.000%  11/15/38  $    5,468,815
    1,500   Oklahoma Cnty, OK Fin Auth Rev Retirement
            Fac Concordia Ser A.......................         6.125   11/15/25       1,510,830
    4,000   Oklahoma Dev Fin Auth Rev Hillcrest
            Hlthcare Sys Rfdg Ser A (Prerefunded @
            08/15/09).................................         5.625   08/15/19       4,188,840
    1,065   Oklahoma Dev Fin Auth Rev Hillcrest
            Hlthcare Sys Rfdg Ser A (Prerefunded @
            08/15/09).................................         5.750   08/15/12       1,117,675
    1,000   Oklahoma Dev Fin Auth Rev Hillcrest
            Hlthcare Sys Rfdg Ser A (Prerefunded @
            08/15/09).................................         5.750   08/15/15       1,049,460
                                                                                 --------------
                                                                                     21,735,344
                                                                                 --------------
            OREGON  0.9%
    2,000   Clackamas Cnty, OR Hosp Fac Willamette
            View Inc Proj Ser A (Prerefunded @
            11/01/09).................................         7.500   11/01/29       2,182,400
    2,145   Clatsop Care Ctr Hlth Dist OR Rev Sr
            Hsg.......................................         6.875   08/01/28       2,181,958
    2,500   Multnomah Cnty, OR Hosp Fac Auth Rev
            Terwilliger Plaza Proj Rfdg (Acquired
            05/21/04, Cost $2,442,200) (b)............         6.500   12/01/29       2,536,550
    4,898   Oregon St Hlth Hsg Ed & Cultural Fac Auth
            St Anthony Vlg Hsg Ser A (AMT)............         7.250   06/01/28       5,039,283
      910   Oregon St Hlth Hsg Ed Auth OR Baptist
            Retirement Homes Ser A....................         8.000   11/15/26         911,865
                                                                                 --------------
                                                                                     12,852,056
                                                                                 --------------
            PENNSYLVANIA  5.6%
   15,500   Allegheny Cnty, PA Hosp Dev Auth Rev Hlth
            Sys West PA Ser A (e).....................         5.375   11/15/40      14,997,188
    1,925   Allegheny Cnty, PA Hosp Dev Hlth Sys Ser B
            (Prerefunded @ 11/15/10)..................         9.250   11/15/15       2,224,376
    2,000   Allegheny Cnty, PA Hosp Dev Hlth Sys Ser B
            (Prerefunded @ 11/15/10)..................         9.250   11/15/22       2,365,380
    2,000   Allegheny Cnty, PA Hosp Dev Hlth Sys Ser B
            (Prerefunded @ 11/15/10)..................         9.250   11/15/30       2,365,380
    1,500   Allegheny Cnty, PA Redev Auth Pittsburgh
            Mills Proj................................         5.600   07/01/23       1,524,240
    1,500   Berks Cnty, PA Indl Dev Auth First Mtg Rev
            Rfdg One Douglassville Proj Ser A (AMT)...         6.125   11/01/34       1,482,315
    1,500   Bucks Cnty, PA Indl Dev Auth Retirement
            Cmnty Rev Ann's Choice Inc Fac Ser A......         6.125   01/01/25       1,532,220
    1,250   Bucks Cnty, PA Indl Dev Auth Retirement
            Cmnty Rev Ann's Choice Inc Fac Ser A......         6.250   01/01/35       1,271,175
    1,000   Bucks Cnty, PA Indl Dev Auth Rev First Mtg
            Hlthcare Fac Chandler.....................         6.200   05/01/19         982,450

 40                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON      MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            PENNSYLVANIA (CONTINUED)
$   1,800   Bucks Cnty, PA Indl Dev Auth Rev First Mtg
            Hlthcare Fac Chandler.....................         6.300%  05/01/29  $    1,741,392
    1,500   Chester Cnty, PA Hlth & Ed Fac Chester
            Cnty Hosp Ser A...........................         6.750   07/01/31       1,579,380
    3,000   Dauphin Cnty, PA Gen Auth Rev Office & Pkg
            Riverfront Office.........................         6.000   01/01/25       2,788,740
    1,000   Fulton Cnty, PA Indl Dev Auth Hosp Rev
            Fulton Cnty Med Ctr Proj..................         5.875   07/01/31       1,002,950
    1,900   Fulton Cnty, PA Indl Dev Auth Hosp Rev
            Fulton Cnty Med Ctr Proj..................         5.900   07/01/40       1,899,791
    1,000   Harrisburg, PA Auth Univ Rev Harrisburg
            Univ of Science Ser A.....................         5.400   09/01/16       1,013,020
    3,050   Harrisburg, PA Auth Univ Rev Harrisburg
            Univ of Science Ser B.....................         6.000   09/01/36       3,098,830
    2,200   Indiana Cnty, PA Indl Dev Auth PSEG Pwr
            LLC Proj Rfdg (AMT).......................         5.850   06/01/27       2,268,310
    1,000   Lancaster Cnty, PA Hosp Auth Rev Hlth Ctr
            Saint Anne's Home.........................         6.625   04/01/28       1,019,210
    1,200   Lehigh Cnty, PA Gen Purp Auth First Mtg
            Bible Fellowship Church...................         7.625   11/01/21       1,301,952
    3,000   Lehigh Cnty, PA Gen Purp Auth Rev Good
            Shepherd Grp Ser A........................         5.500   11/01/24       3,114,780
    3,585   Lehigh Cnty, PA Gen Purp Auth Rev
            Kidspeace Oblig Grp (c)...................         6.200   11/01/14       3,515,451
    5,500   Lehigh Cnty, PA Gen Purp Auth Rev
            Kidspeace Oblig Grp Rfdg..................         6.000   11/01/23       5,499,615
    1,000   Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev
            Lifepath Inc Proj.........................         6.100   06/01/18         986,420
    4,180   Montgomery Cnty, PA Higher Ed & Hlth Auth
            Rev Rfdg & Impt AHR Montgomery............         6.875   04/01/36       4,377,379
    1,085   Montgomery Cnty, PA Indl Dev Auth Rev Mtg
            Whitemarsh Cont Care Proj.................         6.000   02/01/21       1,113,362
    4,500   Montgomery Cnty, PA Indl Dev Auth Rev Mtg
            Whitemarsh Cont Care Proj.................         6.250   02/01/35       4,613,850
    1,340   Northeastern, PA Hosp & Ed Auth Hlthcare
            Rev.......................................         7.125   10/01/29       1,365,125
    1,665   Northeastern, PA Hosp & Ed Auth Hlthcare
            Rev Oakwood Ter Proj (Acquired 12/27/05,
            Cost $1,665,000) (b) (c) (h)..............         6.500   10/01/32       1,666,199
    1,500   Pennsylvania Econ Dev Fin Auth Reliant
            Energy Ser A (AMT) (d)....................         6.750   12/01/36       1,631,160
    3,000   Pennsylvania Econ Dev Fin Auth Reliant
            Energy Seward Ser A (AMT) (d).............         6.750   12/01/36       3,262,320
      980   Pennsylvania St Higher Ed Student Assn Inc
            Proj Ser A................................         6.750   09/01/32       1,043,465

See Notes to Financial Statements                                             41

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON      MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            PENNSYLVANIA (CONTINUED)
$   2,150   Philadelphia, PA Auth Indl Dev Rev Coml
            Dev Rfdg (AMT)............................         7.750%  12/01/17  $    2,153,612
    1,695   Philadelphia, PA Hosp & Higher Ed Fac Auth
            Rev Centralized Comp Human Svc Ser A......         6.125   01/01/13       1,670,185
    1,500   Westmoreland Cnty, PA Indl Dev Hlthcare
            Fac Redstone Ser B (Prerefunded @
            11/15/10).................................         8.000   11/15/23       1,690,650
                                                                                 --------------
                                                                                     84,161,872
                                                                                 --------------
            RHODE ISLAND  0.3%
    1,825   Rhode Island St Econ Dev Corp Rev Oblig
            Providence RI.............................         7.250   07/01/20       1,903,055
    3,000   Tobacco Settlement Fin Corp RI Asset Bkd
            Ser A.....................................         6.000   06/01/23       3,083,580
                                                                                 --------------
                                                                                      4,986,635
                                                                                 --------------
            SOUTH CAROLINA  1.4%
    2,500   Lancaster Cnty, SC Assmt Rev Edenmoor Impt
            Dist Ser A (Acquired 05/19/06, Cost
            $2,500,000) (b)...........................         5.750   12/01/37       2,435,175
    1,700   Lancaster Cnty, SC Assmt Rev Sun City
            Carolina Lakes Impt.......................         5.450   12/01/37       1,589,211
    1,000   Myrtle Beach, SC Tax Increment Myrtle
            Beach Air Force Base Ser A................         5.250   11/01/26         929,000
    1,250   Myrtle Beach, SC Tax Increment Myrtle
            Beach Air Force Base Ser A................         5.300   11/01/35       1,137,500
    3,000   South Carolina Jobs Econ Dev Auth Econ Dev
            Rev Westminster Impt & Rfdg...............         5.375   11/15/30       2,781,000
    1,570   South Carolina Jobs Econ Dev Auth Hosp Fac
            Rev Rfdg Palmetto Hlth Alliance Ser A.....         6.250   08/01/31       1,658,878
    2,000   South Carolina Jobs Econ Dev Auth Rev
            Woodlands at Furman Proj Ser A (f)........         6.000   11/15/37       2,000,000
    1,000   South Carolina Jobs Econ Dev Episcopal
            Home Still Proj Ser A.....................         6.000   05/15/17       1,014,540
    2,250   South Carolina Jobs Econ Dev First Mtg
            Wesley Com Rfdg...........................         5.300   10/01/36       2,013,525
    2,000   South Carolina Jobs Econ Dev First Mtg
            Westley Com Proj (Prerefunded @
            10/01/10).................................         7.750   10/01/24       2,272,120
    3,000   Tobacco Settlement Rev Mgmt Auth SC Tob
            Settlement Rev Ser B......................         6.375   05/15/28       3,086,670
                                                                                 --------------
                                                                                     20,917,619
                                                                                 --------------
            SOUTH DAKOTA  0.6%
    1,010   Keystone, SD Econ Dev Rev Wtr Quality Mgmt
            Corp A (AMT)..............................         6.000   12/15/18         998,143
    1,750   Sioux Falls, SD Hlth Fac Rev Rfdg Dow
            Rummel Vlg Proj...........................         5.000   11/15/33       1,573,512

 42                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON      MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            SOUTH DAKOTA (CONTINUED)
$   4,065   Sioux Falls, SD Multi-Family Rev Rfdg Hsg
            Inn on Westport Proj A1 (Acquired
            08/04/06, Cost $4,065,000) (b)............         6.000%  03/01/40  $    4,036,057
    1,030   Sioux Falls, SD Multi-Family Rev Rfdg Hsg
            Inn on Westport Sub B (Acquired 08/04/06,
            Cost $1,030,000) (b) (c)..................         7.500   03/01/40         998,915
    1,050   South Dakota St Hlth & Ed Fac Auth Rev
            Sioux Vly Hosp & Hlth Sys A...............         5.250   11/01/34       1,076,481
                                                                                 --------------
                                                                                      8,683,108
                                                                                 --------------
            TENNESSEE  4.4%
    1,675   Blount Cnty, TN Hlth & Ed Fac Brd Rev Rfdg
            Asbury Inc. Ser A.........................         5.125   04/01/23       1,602,439
    3,000   Elizabethton, TN Hlth & Ed Fac Brd Rev
            Rfdg Impt Hosp Ser B (MBIA Insd) (j)......         7.750   07/01/29       3,521,430
    9,900   Johnson City, TN Hlth & Ed Fac Brd Hosp
            Rev First Mtg Mtn St Hlth Ser A (e).......         5.500   07/01/36      10,032,957
    1,000   Johnson City, TN Hlth & Ed Fac Brd Hosp
            Rev First Mtg MTN St Hlth Rfdg Ser A......         7.500   07/01/33       1,139,550
    1,000   Johnson City, TN Hlth & Ed Fac Brd
            Retirement Fac Rev Appalachian Christian
            Vlg Proj Ser A............................         6.250   02/15/32       1,021,500
    1,750   Shelby Cnty, TN Hlth & Ed Germantown Vlg
            Ser A.....................................         7.000   12/01/23       1,743,893
    2,500   Shelby Cnty, TN Hlth & Ed Germantown Vlg
            Ser A.....................................         7.250   12/01/34       2,521,100
    1,000   Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Rev
            Trezevant Manor Proj Ser A................         5.625   09/01/26       1,002,380
    4,500   Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Rev
            Trezevant Manor Proj Ser A................         5.750   09/01/37       4,505,985
      800   Shelby Cnty, TN Hlth Ed Hsg Vlg at
            Germantown................................         6.250   12/01/34         695,752
    4,920   Sullivan Cnty, TN Hlth Ed & Hsg Fac Brd
            Rev (c)...................................         8.410   11/01/19       5,075,472
    5,700   Sullivan Cnty, TN Hlth Ed & Hsg Fac Brd
            Hosp Rev Wellmont Hlth Sys Proj Ser C
            (e).......................................         5.250   09/01/36       5,620,523
   24,000   Tennessee Energy Acqusn Corp Gas Rev Ser A
            (e).......................................         5.250   09/01/22      24,868,080
    2,625   Trenton, TN Hlth & Ed Fac Brd Rev Inc Proj
            Ser A (Acquired 06/08/89, Cost $2,625,000)
            (b) (c)...................................        10.000   11/01/19       2,708,291
    1,160   Trenton, TN Hlth & Ed Fac Brd Rev Inc Proj
            Ser B (Acquired 06/08/89, Cost $1,160,000)
            (b) (c) (d)...............................        10.000   11/01/20         123,621
                                                                                 --------------
                                                                                     66,182,973
                                                                                 --------------

See Notes to Financial Statements                                             43

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON      MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            TEXAS  6.9%
$     155   Abia Dev Corp TX Arpt Fac Rev Austin Belly
            Port Dev LLC Proj Ser A (AMT).............         6.250%  10/01/08  $      155,665
    3,000   Abia Dev Corp TX Arpt Fac Rev Austin Belly
            Port Dev LLC Proj Ser A (AMT).............         6.500   10/01/23       3,023,580
    2,000   Angelina & Neches Riv Auth TX Indl Dev
            Corp Environmental Aspen Pwr LLC Proj Ser
            A (AMT)...................................         6.500   11/01/29       1,970,140
    1,000   Atlanta, TX Hosp Auth Fac Rev.............         6.700   08/01/19       1,034,320
    2,035   Atlanta, TX Hosp Auth Fac Rev.............         6.750   08/01/29       2,097,698
      990   Austin-Bergstorm Landhost Enterprises Inc
            TX Arpt Hotel Sr Ser A (a)................   6.750/4.450   04/01/27         770,319
      965   Bexar Cnty, TX Hsg Fin Corp Multi-Family
            Hsg Rev Woodland Ridge Apt Proj Ser A
            (AMT).....................................         7.000   01/01/39       1,019,966
    2,000   Brazos Cnty, TX Hlth Fac Dev Oblig Grp....         5.375   01/01/32       2,034,880
      735   Comal Cnty, TX Hlth Fac Dev Hlthcare Sys
            McKenna Mem Proj Ser A....................         6.250   02/01/32         764,451
    1,825   Dallas Cnty, TX Flood Ctl Dist No 1 Cap
            Apprec Rfdg (Acquired 08/28/89, Cost
            $660,829) (b) (c).........................           *     08/01/11       1,467,574
    3,445   Dallas Cnty, TX Flood Ctl Dist No 1
            Rfdg......................................         7.250   04/01/32       3,546,180
    4,205   Dallas Cnty, TX Flood Ctl Dist Rfdg (c)...         6.750   04/01/16       4,353,058
    2,500   Decatur, TX Hosp Auth Hosp Wise Regl Hlth
            Sys Ser A.................................         7.000   09/01/25       2,678,225
    3,500   Decatur, TX Hosp Auth Hosp Wise Regl Hlth
            Sys Ser A.................................         7.125   09/01/34       3,749,445
    1,500   Grand Prairie, TX Hsg Fin Corp Indpt Sr
            Living Ctr Rev (a)........................   7.500/3.750   07/01/17       1,375,755
    3,000   Grand Prairie, TX Hsg Fin Corp Indpt Sr
            Living Ctr Rev (a)........................   7.750/3.875   01/01/34       2,691,300
    1,750   Houston, TX Arpt Sys Rev Sub Lien Ser A
            (FSA Insd) (AMT)..........................         5.125   07/01/32       1,763,440
    3,000   Houston, TX Hlth Fac Dev Corp Buckingham
            Sr Living Cmnty Ser A (Prerefunded @
            02/15/14).................................         7.125   02/15/34       3,586,710
   17,760   Lower CO Riv Auth TX Rev Rfdg Ser A (e)...         5.875   05/15/14      18,558,046
    7,500   Lower CO Riv Auth TX Rev Rfdg Ser A (e)...         5.875   05/15/15       7,837,012
    1,000   Lubbock, TX Hlth Fac Dev Corp Rev Dev Rfdg
            First Mtg Carillon Proj A.................         6.500   07/01/26       1,029,710
   10,000   Lubbock, TX Hlth Fac Dev Corp Rev Dev Rfdg
            First Mtg Carillon Proj A.................         6.625   07/01/36      10,358,300
    1,195   Lubbock, TX Hlth Fac Dev Corp Rev First
            Mtg Carillon Proj A (Prerefunded @
            07/01/09).................................         6.500   07/01/19       1,264,370
    2,225   Meadow Parc Dev Inc TX Multi-Family Rev
            Hsg Meadow Parc Apt Proj..................         6.500   12/01/30       2,242,845

 44                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON      MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            TEXAS (CONTINUED)
$   2,500   Metropolitan Hlth Fac Dev Corp TX Wilson N
            Jones Mem Hosp Proj.......................         7.250%  01/01/31  $    2,564,425
    1,500   Midlothian, TX Dev Auth Tax Increment
            Contract Rev (Acquired 12/02/04, Cost
            $1,500,000) (b)...........................         6.200   11/15/29       1,564,275
    2,000   Midlothian, TX Dev Auth Tax Increment
            Contract Rev (Prerefunded @ 05/15/11).....         7.875   11/15/26       2,300,220
    1,000   Richardson, TX Hosp Auth Rev Baylor &
            Richardson Impt Rfdg......................         5.625   12/01/28       1,011,480
    2,500   Tarrant Cnty, TX Cultural Ed Fac Fin Corp
            Retirement Fac Northwest Sr Hsg Edgemere
            Proj Ser A................................         6.000   11/15/36       2,551,175
    1,000   Texas St Dept Hsg & Cmnty Affairs Home Mtg
            Rev (GNMA Collateralized) (AMT)...........         6.900   07/02/24       1,029,080
    1,675   Texas St Pub Fin Auth Sch Excellence Ed
            Proj Ser A (Acquired 12/02/04, Cost
            $1,654,197) (b)...........................         7.000   12/01/34       1,815,415
    1,500   Texas St Student Hsg Corp MSU Proj
            Midwestern St Univ........................         6.500   09/01/34       1,584,015
    2,950   Tomball, TX Hosp Auth Rev Hosp Tomball
            Regl Hosp.................................         6.000   07/01/29       3,008,115
    1,000   Travis Cnty, TX Hlth Fac Dev Corp
            Retirement Fac Rev Querencia Barton Creek
            Proj......................................         5.500   11/15/25         970,910
    2,950   Travis Cnty, TX Hlth Fac Dev Corp
            Retirement Fac Rev Querencia Barton Creek
            Proj......................................         5.650   11/15/35       2,868,433
      925   Wichita Cnty, TX Hlth Fac Rolling Meadows
            Fac Rfdg Ser A............................         6.250   01/01/28         939,837
    2,500   Woodhill Pub Fac Corp TX Hsg Woodhill Apt
            Proj......................................         7.500   12/01/29       2,389,450
                                                                                 --------------
                                                                                    103,969,819
                                                                                 --------------
            UTAH  0.2%
    1,000   Hildale, UT Elec Rev Gas Turbine Elec Fac
            Proj (l)..................................         7.800   09/01/15         307,500
      585   Hildale, UT Elec Rev Gas Turbine Elec Fac
            Proj (l)..................................         7.800   09/01/25         179,887
    1,165   Hildale, UT Elec Rev Gas Turbine Elec Fac
            Proj (l)..................................         8.000   09/01/20         358,238
    2,315   Utah St Hsg Fin Agy Rev RHA Cmnty Svc Proj
            Ser A.....................................         6.875   07/01/27       2,338,914
                                                                                 --------------
                                                                                      3,184,539
                                                                                 --------------

See Notes to Financial Statements                                             45

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON      MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            VERMONT  0.1%
$   1,000   Vermont Ed & Hlth Bldg Fin Agy Rev
            Bennington College Proj...................         6.625%  10/01/29  $    1,026,740
      770   Vermont Ed & Hlth Bldg Fin Agy Rev VT
            Council Dev Mental Hlth Ser A.............         6.000   12/15/09         796,234
                                                                                 --------------
                                                                                      1,822,974
                                                                                 --------------
            VIRGINIA  4.8%
    4,000   Albemarle Cnty, VA Indl Dev Auth Ed Fac
            Rev Covenant Sch Inc Ser A................         7.750   07/15/32       4,389,480
    5,000   Celebrate, VA South Cmnty Dev Celebrate VA
            South Proj................................         6.250   03/01/37       5,093,000
    1,500   Farms New Kent, VA Cmnty Dev Ser B........         5.450   03/01/36       1,414,305
    1,500   Farms New Kent, VA Cmnty Dev Ser C........         5.800   03/01/36       1,452,285
    2,500   Henrico Cnty, VA Econ Dev Auth Residential
            Care Fac Rev Utd Methodist Rfdg Ser A.....         6.500   06/01/22       2,632,050
    1,000   New Port Cmnty Dev Auth VA Spl Assmt......         5.500   09/01/26         985,510
    2,500   New Port Cmnty Dev Auth VA Spl Assmt......         5.600   09/01/36       2,446,275
    4,000   Peninsula Ports Auth VA Residential Care
            Fac Rev Rfdg VA Baptist Homes Ser C.......         5.400   12/01/33       3,887,800
    1,500   Peninsula Town Ctr Cmnty Dev Auth VA Spl
            Oblig.....................................         6.350   09/01/28       1,554,060
    1,250   Peninsula Town Ctr Cmnty Dev Auth VA Spl
            Oblig.....................................         6.450   09/01/37       1,293,900
    4,000   Roanoke Cnty, VA Indl Dev Auth Glebe Inc
            Ser A.....................................         6.300   07/01/35       2,524,160
   17,620   Tobacco Settlement Fin Corp VA Asset Bkd
            (e).......................................         5.625   06/01/37      19,738,629
    1,700   Virginia Small Business Fin Auth Rev Indl
            Dev SIL Clean Wtr Proj (AMT) (l)..........         7.250   11/01/24         535,840
   25,225   Virginia St Hsg Auth Dev Auth Comnwlth Mtg
            Sub Ser D1 (AMT) (e)......................         4.900   01/01/33      24,734,641
                                                                                 --------------
                                                                                     72,681,935
                                                                                 --------------
            WASHINGTON  0.8%
    1,000   King Cnty, WA Pub Hosp Dist No 004
            Snoqualmie Vly Hosp.......................         7.250   12/01/15       1,039,480
    8,830   Tobacco Settlement Auth WA Tob Settlement
            Rev.......................................         6.625   06/01/32       9,153,355
    1,000   Washington St Hsg Fin Commn Nonprofit Rev
            Skyline at First Hill Proj Ser A..........         5.625   01/01/27         989,470
    1,000   Washington St Hsg Fin Commn Nonprofit Rev
            Skyline at First Hill Proj Ser A..........         5.625   01/01/38         977,170
                                                                                 --------------
                                                                                     12,159,475
                                                                                 --------------
            WISCONSIN  1.1%
      800   Baldwin, WI Hosp Rev Mtg Ser A............         6.125   12/01/18         800,360
    1,000   Baldwin, WI Hosp Rev Mtg Ser A............         6.375   12/01/28       1,000,610
    1,740   Milwaukee, WI Rev Sr Air Cargo (AMT)......         6.500   01/01/25       1,819,553

 46                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON      MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            WISCONSIN (CONTINUED)
$   1,000   Waukesha, WI Redev Auth Hsg Rfdg Sr
            Kirkland Crossings Proj...................         5.500%  07/01/31  $      957,750
    1,500   Waukesha, WI Redev Auth Hsg Sr Kirkland
            Crossings Proj Rfdg.......................         5.600   07/01/41       1,423,800
      750   Wisconsin Hlth & Ed Fac Eastcastle Pl Inc
            Proj......................................         6.000   12/01/24         753,217
    2,000   Wisconsin St Hlth & Ed Fac Auth Rev Aurora
            Hlthcare Inc Ser A........................         5.600   02/15/29       2,015,920
    1,000   Wisconsin St Hlth & Ed Fac Auth Rev
            Oakwood Vlg Proj Ser A....................         7.625   08/15/30       1,066,120
    1,500   Wisconsin St Hlth & Ed Fac Beaver Dam
            Cmnty Hosp Inc Ser A......................         6.750   08/15/34       1,605,195
    1,000   Wisconsin St Hlth & Ed Fac Divine Savior
            Hlthcare Ser C (Prerefunded @ 05/01/12)...         7.500   05/01/32       1,146,570
    2,000   Wisconsin St Hlth & Ed Fac Fort Hlthcare
            Inc Proj..................................         6.100   05/01/34       2,100,960
    1,500   Wisconsin St Hlth & Ed Fac Southwest Hlth
            Ctr Ser A.................................         6.125   04/01/24       1,552,365
                                                                                 --------------
                                                                                     16,242,420
                                                                                 --------------
            WYOMING  0.4%
    4,000   Sweetwater Cnty, WY Solid Waste Disp Rev
            FMC Corp Proj Rfdg (AMT)..................         5.600   12/01/35       4,000,960
    1,500   Teton Cnty, WY Hosp Dist Hosp Saint Johns
            Med Ctr...................................         6.750   12/01/27       1,573,815
                                                                                 --------------
                                                                                      5,574,775
                                                                                 --------------
            PUERTO RICO  0.3%
    5,000   Puerto Rico Pub Bldg Auth Rev Govt Fac Ser
            I (Comwth Gtd)............................         5.250   07/01/33       5,141,250
                                                                                 --------------

            U.S. VIRGIN ISLANDS  0.3%
    2,500   Northern Mariana Islands Ser A
            (Prerefunded @ 06/01/10)..................         7.375   06/01/30       2,742,125
    1,000   Virgin Islands Pub Fin Auth Refinery Fac
            Rev Sr Secd-Hovensa Refinery (AMT)........         5.875   07/01/22       1,037,670
                                                                                 --------------
                                                                                      3,779,795
                                                                                 --------------
TOTAL LONG-TERM INVESTMENTS  114.6%
  (Cost $1,720,600,688)........................................................   1,726,210,257
TOTAL SHORT TERM INVESTMENTS  0.2%
  (Cost $3,600,000)............................................................       3,600,000
                                                                                 --------------

TOTAL INVESTMENTS  114.8%
  (Cost $1,724,200,688)........................................................   1,729,810,257

See Notes to Financial Statements                                             47

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

DESCRIPTION                                                                            VALUE
-------------------------------------------------------------------------------------------------
LIABILITY FOR FLOATING RATE NOTE OBLIGATIONS RELATED TO SECURITIES HELD  (15.8%)
  (Cost ($238,410,000))
 $(238,410)   Notes with interest rates ranging from 3.88% to 4.00% at September
              30, 2007 and contractual maturities of collateral ranging from 2014 to 2046 (See note 1) (n)...........................................  $ (238,410,000)
                                                                                   --------------

TOTAL NET INVESTMENTS  99.0%
  (Cost $1,485,790,688)..........................................................   1,491,400,257
OTHER ASSETS IN EXCESS OF LIABILITIES  1.0%......................................      15,661,941
                                                                                   --------------

NET ASSETS  100.0%...............................................................  $1,507,062,198
                                                                                   ==============

Percentages are calculated as a percentage of net assets.

*    Zero coupon bond

(a) Interest is accruing at less than the stated coupon. Coupon is shown as stated coupon/actual coupon.

(b) Securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 5.4% of net assets.

(c)  The Fund owns 100% of the outstanding bond issuance.

(d)  Variable Rate Coupon

(e) Underlying Security related to Inverse Floaters entered into by the Fund. See Note 1.

(f)  Security purchased on a when-issued or delayed delivery basis.

(g)  Escrowed to Maturity

(h) 144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(i) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(j) All or a portion of this security has been physically segregated in connection with open futures contracts.

(k)  Floating Rate Coupon

(l)  Non-income producing security.

(m)  Inverse Floating Rate

(n) Floating rate notes. The interest rates shown reflect the rates in the effect at September 30, 2007.

 48                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

Comwth--Commonwealth of Puerto Rico

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

GTY AGMT--Guarantee Agreement

MBIA--Municipal Bond Investors Assurance Corp.

FUTURES CONTRACTS OUTSTANDING AS OF SEPTEMBER 30, 2007:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
U.S. Treasury Bond Futures, December 2007 (Current Notional
  Value of $111,344 per contract)...........................     810        $1,218,980
                                                                 ===        ==========

See Notes to Financial Statements                                             49

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2007

ASSETS:
Total Investments (Cost $1,724,200,688).....................  $1,729,810,257
Receivables:
  Interest..................................................      26,112,278
  Investments Sold..........................................       6,869,040
  Fund Shares Sold..........................................       3,199,332
Other.......................................................         246,554
                                                              --------------
    Total Assets............................................   1,766,237,461
                                                              --------------
LIABILITIES:
Payables:
  Floating Rate Note Obligation.............................     238,410,000
  Investments Purchased.....................................      10,397,140
  Fund Shares Repurchased...................................       3,482,486
  Custodian Bank............................................       3,322,352
  Income Distribution.......................................       1,923,323
  Distributor and Affiliates................................         609,700
  Investments Advisory Fee..................................         575,320
Trustees' Deferred Compensation and Retirement Plans........         315,272
Accrued Expenses............................................         139,670
                                                              --------------
    Total Liabilities.......................................     259,175,263
                                                              --------------
NET ASSETS..................................................  $1,507,062,198
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $0.01 per share with an unlimited
  number of shares authorized)..............................  $1,625,847,448
Net Unrealized Appreciation.................................       6,828,549
Accumulated Undistributed Net Investment income.............         726,302
Accumulated Net Realized Loss...............................    (126,340,101)
                                                              --------------
NET ASSETS..................................................  $1,507,062,198
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,245,409,694 and 96,226,866 shares of
    beneficial interest issued and outstanding).............  $        12.94
    Maximum sales charge (4.75%* of offering price).........            0.65
                                                              --------------
    Maximum offering price to public........................  $        13.59
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $91,387,908 and 7,065,847 shares of
    beneficial interest issued and outstanding).............  $        12.93
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $170,264,596 and 13,053,656 shares of
    beneficial interest issued and outstanding).............  $        13.04
                                                              ==============

*   On sales of $100,000 or more, the sales charge will be reduced.

 50                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended September 30, 2007

INVESTMENT INCOME:
Interest....................................................  $ 112,049,376
                                                              -------------
EXPENSES:
Interest and Residual Trust Expenses........................     14,933,878
Investment Advisory Fee.....................................      7,625,721
Distribution (12b-1) and Service Fees
  Class A...................................................      3,341,097
  Class B...................................................      1,074,965
  Class C...................................................      1,899,672
Transfer Agent Fees.........................................        699,252
Accounting and Administrative Expenses......................        301,969
Custody.....................................................        175,308
Professional Fees...........................................        167,875
Reports to Shareholders.....................................        128,801
Registration Fees...........................................         68,624
Trustees' Fees and Related Expenses.........................         58,981
Other.......................................................         83,069
                                                              -------------
    Total Expenses..........................................     30,559,212
    Less Credits Earned on Cash Balances....................         30,244
                                                              -------------
    Net Expenses............................................     30,528,968
                                                              -------------
NET INVESTMENT INCOME.......................................  $  81,520,408
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  (5,376,965)
  Futures...................................................     (4,873,008)
                                                              -------------
Net Realized Loss...........................................    (10,249,973)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     73,653,473
                                                              -------------
  End of the Period:
    Investments.............................................      5,609,569
    Futures.................................................      1,218,980
                                                              -------------
                                                                  6,828,549
                                                              -------------
Net Unrealized Depreciation During the Period...............    (66,824,924)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $ (77,074,897)
                                                              =============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $   4,445,511
                                                              =============

See Notes to Financial Statements                                             51

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

Statement of Cash Flows
For the Year Ended September 30, 2007

CHANGE IN NET ASSETS FROM OPERATIONS........................      4,445,511
ADJUSTMENTS TO RECONCILE THE CHANGE IN NET ASSETS FROM
  OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
  Purchases of Investments..................................   (567,629,361)
  Proceeds from Sales/Maturities of Investments.............    915,746,695
  Net Sales of Short-Term Investments.......................        600,000
  Amortization of Premium...................................      2,856,390
  Accretion of Discount.....................................     (2,508,850)
  Net Realized Loss on Investments..........................      5,376,965
  Net Change in Unrealized Depreciation on Investments......     72,192,709
  Decrease in Interest Receivables and Other Assets.........      1,729,081
  Decrease in Receivable for Investments Sold...............      1,119,255
  Decrease in Accrued Expenses and Other Payables...........       (210,531)
  Decrease in Investments Purchased Payable.................    (10,275,514)
                                                              -------------
    Total Adjustments.......................................    418,996,839
                                                              -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................    423,442,350
                                                              -------------
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from Shares Sold.................................    209,278,729
  Repurchased Shares........................................   (333,805,831)
  Dividends Paid (net of reinvested dividends of
    $56,452,751)............................................    (26,342,040)
  Proceeds from Floating Rate Note Obligations..............   (278,830,000)
                                                              -------------
NET CASH PROVIDED BY FINANCING ACTIVITIES...................   (429,699,142)
                                                              -------------
NET DECREASE IN CASH FOR THE PERIOD.........................     (6,256,792)
Cash at beginning of period.................................      2,934,440
                                                              -------------
Cash at end of period.......................................  $  (3,322,352)
                                                              =============
SUPPLEMENTAL DISCLOSURE
    Cash Paid During the Year for Interest..................  $  14,933,878
                                                              =============

 52                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                          FOR THE               FOR THE
                                                         YEAR ENDED            YEAR ENDED
                                                     SEPTEMBER 30, 2007    SEPTEMBER 30, 2006
                                                     ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................    $   81,520,408        $   83,566,311
Net Realized Gain/Loss.............................       (10,249,973)            3,527,529
Net Unrealized Appreciation/Depreciation During the
  Period...........................................       (66,824,924)           41,198,112
                                                       --------------        --------------
Change in Net Assets from Operations...............         4,445,511           128,291,952
                                                       --------------        --------------

Distributions from Net Investment Income:
  Class A Shares...................................       (69,372,970)          (69,389,893)
  Class B Shares...................................        (4,750,158)           (6,164,057)
  Class C Shares...................................        (8,315,260)           (9,173,440)
                                                       --------------        --------------
Total Distributions................................       (82,438,388)          (84,727,390)
                                                       --------------        --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................       (77,992,877)           43,564,562
                                                       --------------        --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................       204,818,983           204,752,493
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................        56,452,751            56,971,212
Cost of Shares Repurchased.........................      (332,787,775)         (260,956,548)
                                                       --------------        --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................       (71,516,041)              767,157
                                                       --------------        --------------
TOTAL INCREASE/DECREASE IN NET ASSETS..............      (149,508,918)           44,331,719
NET ASSETS:
Beginning of the Period............................     1,656,571,116         1,612,239,397
                                                       --------------        --------------
End of the Period (Including accumulated
  undistributed net investment income of $726,302
  and $1,677,725, respectively)....................    $1,507,062,198        $1,656,571,116
                                                       ==============        ==============

See Notes to Financial Statements                                             53

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                           ----------------------------------------------------
                                           2007        2006        2005       2004      2003
                                         ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...............................  $  13.59       13.23    $  13.00    $13.03    $13.21
                                         --------    --------    --------    ------    ------
  Net Investment Income................      0.69(a)     0.71(a)     0.72(a)   0.74(a)   0.79
  Net Realized and Unrealized
    Gain/Loss..........................    (0.64)        0.37        0.27       -0-     (0.25)
                                         --------    --------    --------    ------    ------
Total from Investment Operations.......      0.05        1.08        0.99      0.74      0.54
Less: Distributions from Net Investment
  Income...............................      0.70        0.72        0.76      0.77      0.72
                                         --------    --------    --------    ------    ------
NET ASSET VALUE, END OF THE PERIOD.....  $  12.94    $  13.59    $  13.23    $13.00    $13.03
                                         ========    ========    ========    ======    ======

Total Return (b).......................     0.26%       8.41%       7.75%     5.87%     4.21%
Net Assets at End of the Period (In
  millions)............................  $1,245.4    $1,338.7    $1,267.3    $766.1    $560.9
Ratio of Expenses to Average Net
  Assets...............................     1.73%       1.39%       1.04%     0.99%     0.92%
Ratio of Net Investment Income to
  Average Net Assets...................     5.11%       5.34%       5.41%     5.74%     6.07%
Portfolio Turnover.....................       28%         48%         34%       10%       14%
SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net Assets
  (Excluding Interest and Residual
  Trust Expenses)......................     0.82%       0.84%       0.86%     0.91%     0.89%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 54                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                                  ---------------------------------------------
                                                 2007      2006      2005      2004     2003
                                                ---------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD......  $13.58    $13.22    $12.99    $13.02   $13.20
                                                ------    ------    ------    ------   ------
  Net Investment Income (a)...................    0.59      0.61      0.62      0.65     0.69
  Net Realized and Unrealized Gain/Loss.......   (0.65)     0.37      0.27     (0.01)   (0.25)
                                                ------    ------    ------    ------   ------
Total from Investment Operations..............   (0.06)     0.98      0.89      0.64     0.44
Less: Distributions from Net Investment
  Income......................................    0.59      0.62      0.66      0.67     0.62
                                                ------    ------    ------    ------   ------
NET ASSET VALUE, END OF THE PERIOD............  $12.93    $13.58    $13.22    $12.99   $13.02
                                                ======    ======    ======    ======   ======

Total Return (b)..............................  -0.49%     7.54%     7.04%     5.07%    3.42%
Net Assets at End of the Period (In
  millions)...................................  $ 91.4    $120.0    $144.9    $123.8   $115.6
Ratio of Expenses to Average Net Assets.......   2.48%     2.14%     1.79%     1.75%    1.67%
Ratio of Net Investment Income to Average Net
  Assets......................................   4.35%     4.58%     4.67%     5.00%    5.32%
Portfolio Turnover............................     28%       48%       34%       10%      14%
SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net Assets
  (Excluding Interest and Residual Trust
  Expenses)...................................   1.57%     1.59%     1.61%     1.67%    1.64%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             55

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                         YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                                ----------------------------------------------
                                               2007      2006      2005      2004      2003
                                              ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....  $13.69    $13.32    $13.09    $13.11    $13.20
                                              ------    ------    ------    ------    ------
  Net Investment Income (a).................    0.59      0.61      0.62      0.64      0.79
  Net Realized and Unrealized Gain/Loss.....   (0.65)     0.38      0.27      0.01     (0.26)
                                              ------    ------    ------    ------    ------
Total from Investment Operations............   (0.06)     0.99      0.89      0.65      0.53
Less: Distributions from Net
  Investment Income.........................    0.59      0.62      0.66      0.67      0.62
                                              ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD..........  $13.04    $13.69    $13.32    $13.09    $13.11
                                              ======    ======    ======    ======    ======

Total Return (b)............................  -0.49%     7.55%     6.98%     5.10%(d)  4.10%(c)
Net Assets at End of the Period (In
  millions).................................  $170.3    $198.0    $200.0    $ 84.0    $ 34.3
Ratio of Expenses to Average Net Assets.....   2.48%     2.14%     1.80%     1.73%     1.67%
Ratio of Net Investment Income to Average
  Net Assets................................   4.35%     4.59%     4.62%     4.94%(d)  6.00%(c)
Portfolio Turnover..........................     28%       48%       34%       10%       14%
SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net Assets
  (Excluding Interest and Residual Trust
  Expenses).................................   1.57%     1.59%     1.62%     1.65%     1.64%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total return and Ratio of Net Investment Income to Average Net Assets of .68% and .69%, respectively.

(d) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1%. (See footnote 7)

 56                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Strategic Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide investors a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium- and lower-grade municipal securities. The Fund commenced investment operations on June 28, 1985. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class. As of September 30, 2007, there have been no sales of Class I Shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2007, the Fund had $4,000,000 of when-issued or delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 continued

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2007, the Fund had an accumulated capital loss carryforward for tax purposes of $121,633,269 which will expire according to the following schedule:

AMOUNT                                                              EXPIRATION
$ 9,610,374.................................................    September 30, 2008
 10,147,307.................................................    September 30, 2009
 16,221,240.................................................    September 30, 2010
 22,472,916.................................................    September 30, 2011
  3,607,121.................................................    September 30, 2012
 28,957,443.................................................    September 30, 2013
 24,197,373.................................................    September 30, 2014
  6,419,495.................................................    September 30, 2015

    At September 30, 2007, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $1,482,904,769
                                                                ==============
Gross tax unrealized appreciation...........................    $   46,828,005
Gross tax unrealized depreciation...........................       (38,332,517)
                                                                --------------
Net tax unrealized appreciation on investments..............    $    8,495,488
                                                                ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the years ended September 30, 2007 and 2006 were as follows:

                                                                 2007           2006
Distributions paid from:
  Ordinary income...........................................  $   195,125    $    57,989
  Tax-exempt income.........................................   82,599,666     84,689,847
                                                              -----------    -----------
                                                              $82,794,791    $84,747,836
                                                              ===========    ===========

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 continued

    Permanent differences, primarily due to a reclass of book to tax accretion differences, resulted in the following reclassifications among the Fund's components of net assets at September 30, 2007:

ACCUMULATED UNDISTRIBUTED   ACCUMULATED NET
   NET INVESTMENT LOSS       REALIZED LOSS    CAPITAL
        $(33,443)               $33,443        $-0-

    As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $   20,904
Undistributed tax-exempt income.............................     3,680,322

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the capitalization of reorganization and restructuring costs, gains or losses recognized for tax purposes on open futures transactions at September 30, 3007 and post October losses of $5,819,316 which are not recognized for tax purposes until the first day of the following fiscal year.

F. EXPENSE REDUCTIONS During the year ended September 30, 2007, the Fund's custody fee was reduced by $30,244 as a result of credits earned on cash balances.

G. FLOATING RATE NOTE OBLIGATIONS RELATED TO SECURITIES HELD The Fund enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interest in the dealer trusts' assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The Fund enters into shortfall agreements with the dealer trusts, which commit the Fund to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund's investments assets, and the related floating rate notes reflected as Fund liabilities under the caption "Floating Rate Note Obligations" on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption "Interest" and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption "Interest and Residual Trust Expenses" on the Fund's Statement of Operations. The notes issued by the dealer trust have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At September 30, 2007, Fund investments with a value of $365,640,559 are held by the dealer

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 continued

trusts and serve as collateral for the $238,410,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at September 30, 2007 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the fiscal year ended September 30, 2007 were $368,907,692 and 4.05%, respectively.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset management ("the Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .50%
Over $500 million...........................................       .45%

    For the year ended September 30, 2007, the Fund recognized expenses of approximately $39,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services, and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended September 30, 2007, the Fund recognized expenses of approximately $156,100 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2007, the Fund recognized expenses of approximately $602,300 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $205,700 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2007. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 continued

upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended September 30, 2007, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $310,900 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $162,300. Sales charges do not represent expenses of the Fund.

3. CAPITAL TRANSACTIONS

For the year ended September 30, 2007 and 2006, transactions were as follows:

                                            FOR THE                         FOR THE
                                           YEAR ENDED                      YEAR ENDED
                                       SEPTEMBER 30, 2007              SEPTEMBER 30, 2006
                                  ----------------------------    ----------------------------
                                    SHARES           VALUE          SHARES           VALUE
Sales:
  Class A.......................   13,359,816    $ 179,556,041     13,055,319    $ 173,891,015
  Class B.......................      254,573        3,420,137        334,366        4,446,493
  Class C.......................    1,619,525       21,842,805      1,973,723       26,414,985
                                  -----------    -------------    -----------    -------------
Total Sales.....................   15,233,914    $ 204,818,983     15,363,408    $ 204,752,493
                                  ===========    =============    ===========    =============
Dividend Reinvestment:
  Class A.......................    3,620,350    $  48,736,241      3,595,933    $  47,892,378
  Class B.......................      244,599        3,293,023        308,235        4,099,833
  Class C.......................      325,970        4,423,487        371,317        4,979,001
                                  -----------    -------------    -----------    -------------
Total Dividend Reinvestment.....    4,190,919    $  56,452,751      4,275,485    $  56,971,212
                                  ===========    =============    ===========    =============
Repurchases:
  Class A.......................  (19,239,544)   $(257,128,757)   (13,939,360)   $(185,299,918)
  Class B.......................   (2,264,108)     (30,483,079)    (2,767,368)     (36,807,094)
  Class C.......................   (3,350,119)     (45,175,939)    (2,899,964)     (38,849,536)
                                  -----------    -------------    -----------    -------------
Total Repurchases...............  (24,853,771    $(332,787,775)   (19,606,692)   $(260,956,548)
                                  ===========    =============    ===========    =============

4. REDEMPTION FEE

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on pro rata basis to each class of shares. For the year ended September 30, 2007, the Fund received redemption fees of approximately $9,900, which are reported as part of "Cost of Shares Repurchased" on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $567,629,361 and 915,746,695, respectively.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 continued

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to manage the portfolio's effective yield, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Securities and typically closes the contract prior to the delivery date. These contracts are generally used to manage the Fund's effective maturity and duration. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in future contracts for year ended September 30, 2007, are as follows:

                                                                CONTRACTS
Outstanding at September 30, 2006...........................       2,670
Futures Opened..............................................      17,617
Futures Closed..............................................     (19,477)
                                                                 -------
Outstanding at September 30, 2007...........................         810
                                                                 =======

B. INVERSE FLOATING RATE INVESTMENTS The Fund may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities or through the transfer of bonds to a dealer trust in exchange for cash and residual interests in the dealer trust. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund's net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 continued

7. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $1,904,100 and $37,800 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for the fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in the fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement period. As a result, the Fund will incorporate FIN 48 in its semi annual report on March 31, 2008. The impact to the Fund's financial statements, if any, is currently being assessed.

    In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Van Kampen Strategic Municipal Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Strategic Municipal Income Fund (one of the Funds constituting the Van Kampen Tax Free Trust (the "Fund")) as of September 30, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Strategic Municipal Income Fund of the Van Kampen Tax Free Trust at September 30, 2007, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
                                                               Chicago, Illinois
                                                               November 16, 2007

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza, Suite 100
P. O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 FOR FEDERAL INCOME TAX PURPOSES, THE FOLLOWING INFORMATION IS FURNISHED WITH RESPECT TO DISTRIBUTIONS PAID BY THE FUND DURING ITS TAXABLE YEAR ENDED SEPTEMBER 30, 2007. THE FUND DESIGNATED 99.8% OF THE INCOME DISTRIBUTIONS AS A TAX-EXEMPT INCOME DISTRIBUTION.
 IN JANUARY, THE FUND PROVIDES TAX INFORMATION TO SHAREHOLDERS FOR THE PRECEDING CALENDAR YEAR.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (62)            Trustee      Trustee     Chairman and Chief             73       Trustee/Director/Managing
Blistex Inc.                               since 2003  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products                    Director of the Heartland
                                                       manufacturer.                           Alliance, a nonprofit
                                                                                               organization serving
                                                                                               human needs based in
                                                                                               Chicago. Board member of
                                                                                               the Illinois
                                                                                               Manufacturers'
                                                                                               Association.

Jerry D. Choate (69)          Trustee      Trustee     Prior to January 1999,         73       Trustee/Director/Managing
33971 Selva Road                           since 1999  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of H&R Block,
                                                       ("Allstate") and Allstate               Amgen Inc., a
                                                       Insurance Company. Prior                biotechnological company,
                                                       to January 1995,                        and Valero Energy
                                                       President and Chief                     Corporation, an
                                                       Executive Officer of                    independent refining
                                                       Allstate. Prior to August               company.
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND
TRUSTEES AND OFfiCERS continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (67)             Trustee      Trustee     President of CAC, L.L.C.,      73       Trustee/Director/Managing
CAC, L.L.C.                                since 2003  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Quidel
San Diego, CA 92122-6223                               advisory services.                      Corporation, Stericycle,
                                                                                               Inc., Ventana Medical
                                                                                               Systems, Inc. and Trustee
                                                                                               of The Scripps Research
                                                                                               Institute. Prior to April
                                                                                               2007, Director of GATX
                                                                                               Corporation. Prior to
                                                                                               April 2004, Director of
                                                                                               TheraSense, Inc. Prior to
                                                                                               January 2004, Director of
                                                                                               TeleTech Holdings Inc.
                                                                                               and Arris Group, Inc.

Linda Hutton Heagy+ (59)      Trustee      Trustee     Managing Partner of            73       Trustee/Director/Managing
Heidrick & Struggles                       since 1995  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 international executive                 in the Fund Complex.
Suite 7000                                             search firm. Prior to                   Trustee on the University
Chicago, IL 60606                                      1997, Partner of Ray &                  of Chicago Hospitals
                                                       Berndtson, Inc., an                     Board, Vice Chair of the
                                                       executive recruiting                    Board of the YMCA of
                                                       firm. Prior to 1995,                    Metropolitan Chicago and
                                                       Executive Vice President                a member of the Women's
                                                       of ABN AMRO, N.A., a bank               Board of the University
                                                       holding company. Prior to               of Chicago.
                                                       1990, Executive Vice
                                                       President of The Exchange
                                                       National Bank.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND
TRUSTEES AND OFfiCERS continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (55)         Trustee      Trustee     Director and President of      73       Trustee/Director/Managing
1744 R Street, NW                          since 1993  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.                        Director of First Solar,
                                                       foundation created to                   Inc.
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (72)            Trustee      Trustee     Prior to 1998, President       73       Trustee/Director/Managing
14 Huron Trace                             since 2003  and Chief Executive                     General Partner of funds
Galena, IL 61036                                       Officer of Pocklington                  in the Fund Complex.
                                                       Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company.                                Director of the Marrow
                                                                                               Foundation.

Jack E. Nelson (71)           Trustee      Trustee     President of Nelson            73       Trustee/Director/Managing
423 Country Club Drive                     since 1985  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of FINRA,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND
TRUSTEES AND OFfiCERS continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Hugo F. Sonnenschein (67)     Trustee      Trustee     President Emeritus and         73       Trustee/Director/Managing
1126 E. 59th Street                        since 2003  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Trustee of the University
                                                       Distinguished Service                   of Rochester and a member
                                                       Professor in the                        of its investment
                                                       Department of Economics                 committee. Member of the
                                                       at the University of                    National Academy of
                                                       Chicago. Prior to July                  Sciences, the American
                                                       2000, President of the                  Philosophical Society and
                                                       University of Chicago.                  a fellow of the American
                                                                                               Academy of Arts and
                                                                                               Sciences.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND
TRUSTEES AND OFfiCERS continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Chief Communications           73       Trustee/Director/Managing
(65)                                       since 1999  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004. Director of
                                                       Operating Officer from                  Intelligent Medical
                                                       1993 to 2001. Prior to                  Devices, Inc., a symptom
                                                       1993, Executive Director                based diagnostic tool for
                                                       of the Commission on                    physicians and clinical
                                                       Behavioral and Social                   labs. Director of the
                                                       Sciences and Education at               Institute for Defense
                                                       the National Academy of                 Analyses, a federally
                                                       Sciences/National                       funded research and
                                                       Research Council. From                  development center,
                                                       1980 through 1989,                      Director of the German
                                                       Partner of Coopers &                    Marshall Fund of the
                                                       Lybrand.                                United States, Director
                                                                                               of the Rocky Mountain
                                                                                               Institute of Technology
                                                                                               and the Colorado College.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

TRUSTEES AND OFFICERS continued

INTERESTED TRUSTEE:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (68)         Trustee      Trustee     Partner in the law firm        73       Trustee/Director/Managing
333 West Wacker Drive                      since 1985  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the                 Director of the Abraham
                                                       Fund Complex.                           Lincoln Presidential
                                                                                               Library Foundation.

+ As indicated above, Ms. Heagy is an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been unrelated to Van Kampen's or Morgan Stanley's asset management businesses and have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley. Ms. Heagy does own common shares of Heidrick (representing less than 1% of Heidrick's outstanding common shares).

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

TRUSTEES AND OFFICERS continued

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Ronald E. Robison (68)        President and            Officer     President of funds in the Fund Complex since September 2005
522 Fifth Avenue              Principal Executive      since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10036            Officer                              since May 2003. Managing Director of Van Kampen Advisors
                                                                   Inc. since June 2003. Director of Investor Services since
                                                                   September 2002. Director of the Adviser, Van Kampen
                                                                   Investments and Van Kampen Exchange Corp. since January
                                                                   2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                                   & Co. Incorporated. Managing Director and Director of Morgan
                                                                   Stanley Investment Management Inc. Chief Administrative
                                                                   Officer, Managing Director and Director of Morgan Stanley
                                                                   Investment Advisors Inc. and Morgan Stanley Services Company
                                                                   Inc. Managing Director and Director of Morgan Stanley
                                                                   Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                                   Executive Officer and Director of Morgan Stanley Trust.
                                                                   Executive Vice President and Principal Executive Officer of
                                                                   the Institutional and Retail Morgan Stanley Funds. Director
                                                                   of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                                   Officer of Morgan Stanley Investment Management Inc. and
                                                                   Executive Vice President of funds in the Fund Complex from
                                                                   May 2003 to September 2005.

Dennis Shea (54)              Vice President           Officer     Managing Director of Morgan Stanley Investment Advisors
522 Fifth Avenue                                       since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10036                                                 and Van Kampen Advisors Inc. Chief Investment Officer--
                                                                   Global Equity of the same entities since February 2006. Vice
                                                                   President of Morgan Stanley Institutional and Retail Funds
                                                                   since February 2006. Vice President of funds in the Fund
                                                                   Complex since March 2006. Previously, Managing Director and
                                                                   Director of Global Equity Research at Morgan Stanley from
                                                                   April 2000 to February 2006.

J. David Germany (53)         Vice President           Officer     Managing Director of Morgan Stanley Investment Advisors
20 Bank Street,                                        since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                       and Van Kampen Advisors Inc. Chief Investment Officer--
London, GBR E14 4AD                                                Global Fixed Income of the same entities since December
                                                                   2005. Managing Director and Director of Morgan Stanley
                                                                   Investment Management Ltd. Director of Morgan Stanley
                                                                   Investment Management (ACD) Limited since December 2003.
                                                                   Vice President of Morgan Stanley Institutional and Retail
                                                                   Funds since February 2006. Vice President of funds in the
                                                                   Fund Complex since March 2006.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND
TRUSTEES AND OFfiCERS continued
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

Amy R. Doberman (45)          Vice President           Officer     Managing Director and General Counsel--U.S. Investment
522 Fifth Avenue                                       since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10036                                                 Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                   the Adviser. Vice President of the Morgan Stanley
                                                                   Institutional and Retail Funds since July 2004 and Vice
                                                                   President of funds in the Fund Complex since August 2004.
                                                                   Previously, Managing Director and General Counsel of
                                                                   Americas, UBS Global Asset Management from July 2000 to July
                                                                   2004 and General Counsel of Aeltus Investment Management,
                                                                   Inc. from January 1997 to July 2000.

Stefanie V. Chang (41)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management
522 Fifth Avenue              and Secretary            since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10036                                                 Complex.

John L. Sullivan (52)         Chief Compliance         Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza - Suite 100  Officer                  since 1996  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                         Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                   Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                   Investments, Vice President, Chief Financial Officer and
                                                                   Treasurer of funds in the Fund Complex and head of Fund
                                                                   Accounting for Morgan Stanley Investment Management Inc.
                                                                   Prior to December 2002, Executive Director of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (45)        Chief Financial Officer  Officer     Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza - Suite 100  and Treasurer            since 2007  Inc. since June 2007. Chief Financial Officer and Treasurer
Oakbrook Terrace, IL 60181                                         of funds in the Fund Complex since June 2007. Prior to June
                                                                   2007, Senior Vice President of Northern Trust Company,
                                                                   Treasurer and Principal Financial Officer for Northern Trust
                                                                   U.S. mutual fund complex.

  Van Kampen Strategic Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Strategic Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Strategic Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

  The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

                                                         Van Kampen Funds Inc.
                                                  1 Parkview Plaza - Suite 100
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2007 Van Kampen Funds Inc.
                                       All rights reserved. Member FINRA/SIPC.

                                                                  39, 339, 539
                                                                 STMIANN 11/07
    (VAN KAMPEN INVESTMENTS LOGO)                           IU07-04688P-Y09/07

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen California Insured Tax Free Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2007.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE OR CLASS I SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUSES CONTAIN INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE FUND SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 9/30/07

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Lehman Brothers Municipal Bond Index and the Lehman Brothers California Insured Municipal Bond Index from 9/30/97 through 9/30/07. Class A shares, adjusted for sale charges. (LINE GRAPH)

                                                                           LEHMAN BROTHERS CALIFORNIA
                                                 VAN KAMPEN CALIFORNIA       INSURED MUNICIPAL BOND     LEHMAN BROTHERS MUNICIPAL
                                                 INSURED TAX FREE FUND               INDEX                     BOND INDEX
                                                 ---------------------     --------------------------   -------------------------
9/97                                                      9523                       10000                        10000
                                                          9808                       10292                        10271
                                                          9911                       10419                        10390
                                                         10064                       10577                        10548
9/98                                                     10434                       10979                        10871
                                                         10429                       11022                        10937
                                                         10508                       11146                        11034
                                                         10233                       10877                        10839
9/99                                                     10075                       10781                        10796
                                                          9898                       10624                        10712
                                                         10345                       11078                        11025
                                                         10473                       11258                        11192
9/00                                                     10800                       11625                        11462
                                                         11344                       12123                        11964
                                                         11484                       12357                        12229
                                                         11438                       12356                        12309
9/01                                                     11890                       12818                        12654
                                                         11752                       12761                        12577
                                                         11767                       12789                        12695
                                                         12182                       13237                        13160
9/02                                                     12961                       13971                        13785
                                                         12850                       13897                        13785
                                                         12938                       14066                        13950
                                                         13189                       14429                        14310
9/03                                                     13177                       14366                        14321
                                                         13401                       14619                        14517
                                                         13584                       14872                        14768
                                                         13207                       14495                        14419
9/04                                                     13760                       15079                        14980
                                                         13971                       15302                        15168
                                                         13908                       15291                        15162
                                                         14376                       15768                        15606
9/05                                                     14305                       15754                        15587
                                                         14433                       15892                        15701
                                                         14445                       15946                        15739
                                                         14381                       15914                        15744
9/06                                                     14897                       16507                        16281
                                                         15035                       16712                        16461
                                                         15130                       16848                        16594
                                                         14946                       16698                        16484
9/07                                                     14919                       17045                        16784

                                                                                              I SHARES
                              A SHARES               B SHARES               C SHARES            SINCE
                           since 12/13/85          since 4/30/93          since 8/13/93        8/12/05
-------------------------------------------------------------------------------------------------------
AVERAGE                               W/MAX                  W/MAX                  W/MAX
ANNUAL                                4.75%                  4.00%                  1.00%
TOTAL                    W/O SALES    SALES     W/O SALES    SALES     W/O SALES    SALES     W/O SALES
RETURNS                   CHARGES     CHARGE     CHARGES     CHARGE     CHARGES     CHARGE     CHARGES

Since
Inception                  6.52%       6.28%      4.53%       4.53%      4.21%       4.21%      2.28%

10-year                    4.59        4.08       4.13        4.13       3.84        3.84        n/a

5-year                     2.85        1.86       2.74        2.48       2.13        2.13        n/a

1-year                     0.15       -4.62       0.10       -3.74      -0.57       -1.53       0.35
-------------------------------------------------------------------------------------------------------

30-Day SEC Yield                3.67%                  3.87%                  3.11%             4.11%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in years one and two and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares ten years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The Lehman Brothers California Insured Municipal Bond Index is comprised of insured CA municipal bond issues. The indexes do not include any expenses, fees or sales charges, which would lower performance. The indexes are unmanaged and should not be considered investments.

Fund Report

FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2007

MARKET CONDITIONS

Strong fundamental and technical factors supported the municipal bond market throughout much of the reporting period, helping it to perform well through the second quarter of 2007. In July, however, contagion from the troubled subprime mortgage sector led to an increasingly illiquid and volatile market, and a flight to quality that led Treasury bonds to outperform all other sectors of the fixed income market, including both investment grade and below investment grade municipal bonds.

Up until that time, demand for municipal bonds had been quite strong as institutional investors and non-traditional buyers such as hedge funds and arbitrage investors continued to flock to the market, which helped to keep credit spreads tight. As market liquidity began to dry up, however, institutional demand fell off and refunding activity, which had been robust, virtually halted. Although the supply of municipal bonds was declining as well, the decrease in demand put significant pressure on prices at the same time that the Treasury market was rallying. As a result, credit spreads widened, with the most significant widening occurring in the lower-rated segments of the market, where spreads on municipal bonds rated BBB and below (including non-rated bonds) widened by 40 to 50 basis points.

In mid-September, following the 50 basis point reduction in the target federal funds rate by the Federal Open Market Committee (the "Fed"), the market began to stabilize, liquidity improved, and municipal credit spreads began to tighten again. Despite these improvements, however, municipal bonds underperformed Treasuries for the overall reporting period.

Overall, municipal bond yields ended the period higher, but most of the yield increases occurred in the intermediate to long maturity portion of the yield curve while yields on the front end of the curve declined slightly. As a result, the municipal yield curve steepened over the course of the period, with the differential between two-year and 30-year maturities widening to about 100 basis points.

The supply of municipal bonds appeared to be heading toward a record for a calendar year, with total new issuance year-to-date reaching $323 billion as of September 30, 2007. Insured bonds represented roughly half of all new issue supply. The State of California continued to be the largest issuer of municipal bonds in the country, with $52 billion in new issues coming to market so far this year. Roughly 60 percent of that new issue supply was insured bonds. Although the housing market is still a concern in California, where the foreclosure rate is quite high, the state's overall economy continues to be diverse and growth remains steady.

PERFORMANCE ANALYSIS

All share classes of Van Kampen California Insured Tax Free Fund underperformed the Lehman Brothers California Insured Municipal Bond Index and the Lehman Brothers Municipal Bond Index for the 12 months ended September 30, 2007, assuming no deduction of applicable sales charges.

TOTAL RETURNS FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2007

----------------------------------------------------------------------------------------
                                               LEHMAN BROTHERS
                                              CALIFORNIA INSURED   LEHMAN BROTHERS
                                                MUNICIPAL BOND     MUNICIPAL BOND
      CLASS A   CLASS B   CLASS C   CLASS I         INDEX               INDEX

       0.15%     0.10%    -0.57%     0.35%          3.26%               3.09%
----------------------------------------------------------------------------------------

The performance for the four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Various factors contributed to the Fund's relative underperformance for the reporting period, one of which was the allocation to tobacco bonds. We added to holdings here in March because these bonds offered very attractive yields, and the overall position performed well through June. In July and August, however, the tobacco sector was one of the hardest hit sectors of the municipal market. Although the fundamental credit quality of tobacco bonds remained solid, the combination of an abundant supply, the liquidity squeeze in the market, and the flight to quality (tobacco bonds are lower-rated) caused spreads in the sector to widen dramatically. As a result, the performance of the Fund's holdings declined.

Recent Fund enhancements allow for up to 20 percent of assets to be invested in uninsured--but still investment grade--securities. Over the course of the period, we increased the Fund's allocation to these securities to roughly 11 percent by adding inverse floating-rating securities* in the health care and housing sectors. Although these positions enhanced the Fund's income and diversification, and performed well until the summer months, spread widening in the sector later in the period dampened their performance. On a more positive note, holdings in tax-supported debt, including state and local general obligation bonds (GOs) and dedicated tax bonds, performed strongly during the period, contributing positively to returns.

We maintained the Fund's shorter duration (a measure of interest-rate sensitivity) throughout the period, which was additive to performance when interest rates were rising. However, to maintain that duration we used a

*An inverse floating-rate security, or "inverse floater", is a variable rate security whose coupon rate changes in the opposite direction from the change in the reference rate used to calculate the coupon rate.
 4

U.S. Treasury futures hedge, which detracted from returns during the flight-to-quality Treasury market rally.

We continued to focus on the long end of the yield curve, favoring bonds in the 25-year portion of the curve. We also favored premium-coupon bonds with call features of 10 years or less. Conversely, we generally avoided zero coupon bonds in the latter half of the period, maintaining a relative underweight to the sector as tighter spreads have made it unattractive.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP FIVE SECTORS AS OF 9/30/07              RATINGS ALLOCATIONS AS OF 9/30/07
Tax Allocation                27.8%         AAA/Aaa                        91.5%
Public Education              15.6          AA/Aa                            5.4
Public Buildings              10.2          A/A                              0.8
General Purpose                7.9          BBB/Baa                          2.3
Higher Education               5.7

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. Ratings allocations are a percentage of total investments. Top 5 sectors percentages are as a percentage of long-term investments. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Ratings allocations based upon ratings as issued by Standard & Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/07 - 9/30/07.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   4/1/07           9/30/07       4/1/07-9/30/07
Class A
  Actual......................................    $1,000.00        $  986.06          $ 6.67
  Hypothetical................................     1,000.00         1,018.35            6.78
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00           985.75            6.87
  Hypothetical................................     1,000.00         1,018.15            6.98
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00           982.15           10.63
  Hypothetical................................     1,000.00         1,014.34           10.81
  (5% annual return before expenses)
Class I
  Actual......................................     1,000.00           986.78            5.43
  Hypothetical................................     1,000.00         1,019.60            5.52
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.34%, 1.38%, 2.14%, and 1.09% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

The following table shows what expenses a shareholder would have paid, excluding interest and residual trust expenses.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   4/1/07           9/30/07       4/1/07-9/30/07
Class A
  Actual......................................    $1,000.00        $  986.06          $4.58
  Hypothetical................................     1,000.00         1,020.46           4.66
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00           985.75           4.58
  Hypothetical................................     1,000.00         1,020.46           4.66
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00           982.15           8.60
  Hypothetical................................     1,000.00         1,016.39           8.74
  (5% annual return before expenses)
Class I
  Actual......................................     1,000.00           986.78           3.34
  Hypothetical................................     1,000.00         1,021.71           3.40
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.92%, 0.92%, 1.73%, and 0.67% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2007 and May 30, 2007, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007

PAR
AMOUNT
(000)       DESCRIPTION                                     COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------------------
            MUNICIPAL BONDS  106.6%
            CALIFORNIA  106.1%
$   1,925   Alhambra, CA City Elem Sch Dist Cap Apprec Ser
            A (FSA Insd) (a)..............................    *      09/01/20   $  1,096,788
    2,000   Anaheim, CA Pub Fin Auth Tax Alloc Rev (MBIA
            Insd) (b).....................................  8.870%   12/28/18      2,099,780
    2,365   Apple Valley, CA Pub Fin Town Hall Annex Proj
            Ser A (AMBAC Insd)............................  5.000    09/01/27      2,465,465
    2,000   Banning, CA Fin Auth Rev Elec Sys Proj (XLCA
            Insd).........................................  5.000    06/01/38      2,054,700
    1,430   Bay Area Govt Assn CA Lease Rev Cap Proj Ser A
            (AMBAC Insd) (a)..............................  5.250    07/01/17      1,537,007
    2,735   Bay Area Govt Assn CA Lease West Sacramento
            Ser A (XLCA Insd) (a).........................  5.000    09/01/29      2,814,671
    1,000   Bonita, CA Uni Sch Dist Election 2004 Ser A
            (MBIA Insd)...................................  5.000    08/01/28      1,037,750
    1,070   Bonita, CA Uni Sch Dist Election 2004 Ser A
            (MBIA Insd)...................................  5.250    08/01/24      1,152,155
    1,850   Brea & Olinda, CA Uni Sch Dist Rfdg Ser A (FSA
            Insd) (a).....................................  5.500    08/01/18      1,983,866
    2,165   California Ed Fac Auth Rev Univ Pacific (MBIA
            Insd).........................................  5.875    11/01/20      2,306,829
   10,000   California Hlth Fac Fin Sutter Hlth Ser A
            (d)...........................................  5.000    11/15/42     10,024,850
    2,000   California Infrastructure & Econ Dev Bk Rev
            Bay Area Toll Brdg First Lien Ser A (FGIC
            Insd) (Prerefunded @ 01/01/28)................  5.000    07/01/29      2,166,680
    2,000   California Mobilehome Pk Fin Auth Rev Union
            City Tropics Rfdg Ser A.......................  4.500    12/15/36      1,712,020
    1,050   California Spl Dist Assn Fin Corp Ctf Partn
            Pgm Ser DD (FSA Insd) (a).....................  5.625    01/01/27      1,071,703
      945   California St (FGIC Insd).....................  6.250    09/01/12      1,031,968
    5,000   California St Dept Wtr Res Pwr Supply Rev Ser
            A (MBIA Insd) (d).............................  5.375    05/01/21      5,444,725
    7,750   California St Rfdg (FGIC Insd)................  5.000    02/01/23      7,857,570
    1,000   California St Univ Rev & Colleges Systemwide
            Ser A (AMBAC Insd)............................  5.375    11/01/18      1,074,410
    5,000   California St Var Purp (d)....................  5.000    06/01/37      5,089,925
    1,900   California Statewide Cmntys Dev Auth Wtr Rev
            Ser A (FSA Insd)..............................  5.000    10/01/26      1,982,232
    2,000   Castaic Lake Wtr Agy CA Ctf Partn Wtr Sys Impt
            Proj Rfdg Ser A (MBIA Insd)...................  7.000    08/01/12      2,297,140
    3,000   Castaic Lake Wtr Agy CA Rev Ctf Partn Ser A
            (MBIA Insd)...................................  5.250    08/01/23      3,149,070
      100   Cerritos, CA Cmnty College Election 2004 Ser A
            (MBIA Insd)...................................  5.000    08/01/26        103,955
      125   Cerritos, CA Cmnty College Election 2004 Ser A
            (MBIA Insd)...................................  5.000    08/01/28        129,719

 14                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                     COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------------------
            CALIFORNIA (CONTINUED)
$   2,725   Clearlake, CA Pub Fin Auth Rev Redev Agy
            Highlands Pk Proj Ser A (MBIA Insd)...........  4.250%   10/01/31   $  2,503,621
    1,160   Coachella, CA Fin Auth Tax Proj 1 & 2 Rfdg Ser
            A (XLCA Insd) (a).............................  5.250    12/01/30      1,213,128
    3,400   Contra Costa, CA Cmnty College Election 2002
            (MBIA Insd)...................................  5.000    08/01/29      3,524,270
    1,400   Corona, CA Redev Agy Tax Alloc Temescal Canyon
            Proj Area Ser A (AGL Insd)....................  4.375    11/01/26      1,355,886
    1,850   Del Mar, CA Uni Sch Dist Spl Cmnty Fac Dist No
            95 1 (AMBAC Insd).............................  5.000    09/01/36      1,903,169
    2,400   Dinuba, CA Redev Agy Tax Alloc Merged City
            Redev Proj No 2 Rfdg (AMBAC Insd).............  5.000    09/01/34      2,464,992
    2,870   Dinuba, CA Redev Agy Tax Alloc Merged City
            Redev Proj No 2 Rfdg (AMBAC Insd).............  5.000    09/01/36      2,949,987
    2,195   Elk Grove, CA Uni Sch Dist Spl Tax Cmnty Fac
            Dist No 1 (MBIA Insd).........................  5.000    12/01/35      2,250,358
    1,280   Fillmore, CA Uni Sch Dist Election 2004 Ser A
            (FSA Insd)....................................  5.000    08/01/27      1,335,142
    1,480   Fontana, CA Redev Agy Tax Alloc Dwntwn Redev
            Proj Rfdg (MBIA Insd).........................  5.000    09/01/21      1,522,076
      650   Fresno, CA Jt Pwrs Fin Auth Ser A (FSA
            Insd).........................................  5.000    06/01/17        681,713
      590   Fresno, CA Uni Sch Dist Rfdg Ser C (MBIA Insd)
            (a)...........................................  5.900    08/01/17        684,022
      630   Fresno, CA Uni Sch Dist Rfdg Ser C (MBIA Insd)
            (a)...........................................  5.900    08/01/18        733,522
      675   Fresno, CA Uni Sch Dist Rfdg Ser C (MBIA Insd)
            (a)...........................................  5.900    08/01/19        788,656
      720   Fresno, CA Uni Sch Dist Rfdg Ser C (MBIA Insd)
            (a)...........................................  5.900    08/01/20        844,798
    2,000   Glendale, CA Redev Agy Tax Ctr Glendale Redev
            Proj (MBIA Insd)..............................  5.250    12/01/20      2,151,920
    2,425   Glendora, CA Pub Fin Auth Tax Alloc Proj No 1
            Ser A (MBIA Insd).............................  5.000    09/01/24      2,504,540
    2,000   Golden St Tob Securitization Asset Bkd Ser
            A1............................................  5.750    06/01/47      1,908,520
    5,000   Golden St Tob Securitization Corp CA Tob
            Settlement Rev Asset Bkd Sr Ser A1 (d)........  5.125    06/01/47      4,310,275
    7,000   Golden St Tob Securitization Corp CA Tob
            Settlement Rev Asset Bkd Sr Ser A1 (d)........  5.750    06/01/47      6,679,820
    2,230   Hanford, CA High Sch Dist Election 1998 Ser C
            (MBIA Insd) (a)...............................  5.700    08/01/28      2,455,520
    2,275   Hawaiian Gardens, CA Redev Agy Proj No 1 Tax
            Alloc Ser A (AMBAC Insd)......................  5.000    12/01/25      2,372,620
    3,000   Hesperia, CA Pub Fin Auth Rev Redev & Hsg Proj
            Ser A (XLCA Insd).............................  5.000    09/01/31      3,098,280
    2,500   Huntington Beach, CA High Election 2004 (FSA
            Insd).........................................  5.000    08/01/26      2,602,325

See Notes to Financial Statements                                             15

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                     COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------------------
            CALIFORNIA (CONTINUED)
$   2,000   Imperial Irr Dist CA Ctf Partn Elec Sys Proj
            (FSA Insd)....................................  5.250%   11/01/23   $  2,101,340
    1,950   Imperial Irr Dist CA Ctf Partn Wtr Sys Proj
            (AMBAC Insd) (a)..............................  5.000    07/01/19      2,028,253
    2,000   Inglewood, CA Redev Agy Tax Alloc Merged Redev
            Proj Rfdg Ser A (AMBAC Insd)..................  5.250    05/01/23      2,212,480
    1,715   Irvine, CA Pub Fac & Infrastructure Ser B
            (AMBAC Insd) (a)..............................  5.000    09/02/23      1,774,322
    2,000   La Canada, CA Uni Sch Dist Election 2004 Ser A
            (MBIA Insd)...................................  5.500    08/01/28      2,153,720
    2,000   La Quinta, CA Fin Auth Loc Ser A (AMBAC
            Insd).........................................  5.000    09/01/29      2,070,300
    2,000   La Quinta, CA Fin Auth Loc Ser A (AMBAC
            Insd).........................................  5.250    09/01/24      2,139,500
    2,000   La Quinta, CA Redev Agy Tax Alloc Redev Proj
            Area No 1 (AMBAC Insd)........................  5.000    09/01/22      2,092,520
    2,500   Lehman Muni Tr Rcpt Various St Ser 07 K14
            (MBIA Insd) (b) (f)...........................  6.164    05/15/47      1,842,650
    1,000   Livermore-Amador Vly Wtr Mgmt Agy CA Swr Rev
            Ser A (AMBAC Insd)............................  5.250    08/01/16      1,059,760
    1,545   Long Beach, CA Bd Fin Auth Pub Lease Safety
            Fac Proj (AMBAC Insd) (a).....................  5.250    11/01/20      1,646,661
    2,000   Long Beach, CA Cmnty College Dist 2002
            Election Ser B (FGIC Insd)....................  5.000    05/01/25      2,087,800
    1,975   Los Angeles, CA Ctf Partn Real Ppty Pgm Ser T
            (MBIA Insd) (a)...............................  5.000    02/01/19      2,065,317
    2,000   Los Angeles, CA Dept Wtr & Pwr Sys Ser C (MBIA
            Insd).........................................  5.000    07/01/26      2,081,580
    1,210   Los Angeles, CA Mtg Rev FHA Sec 8 Asstd Proj
            Rfdg Ser A (MBIA Insd)........................  6.100    07/01/25      1,211,307
    1,375   Los Angeles, CA Spl Assmt Landscaping & Dist
            No 96 Ser 1 (AMBAC Insd) (a)..................  5.000    03/01/21      1,439,020
    1,000   Los Angeles Cnty, CA Ctf Partn Disney Pkg Proj
            Rfdg (AMBAC Insd).............................  4.750    03/01/23      1,007,970
    1,000   Los Angeles Cnty, CA Met Tran Auth Sales Tax
            Rev Prop A First Tier Sr Rfdg Ser C (AMBAC
            Insd).........................................  5.000    07/01/23      1,028,270
    1,265   Los Angeles Cnty, CA Sch Regionalized Business
            Svcs Ctf Partn Cap Apprec Pooled Fin Ser A
            (AMBAC Insd)..................................    *      08/01/24        575,651
    1,000   Lynwood, CA Uni Sch Dist 2002 Election Ser A
            (FSA Insd)....................................  5.000    08/01/27      1,040,740
    1,500   Modesto, CA Irr Rect Ctf Partn Cap Impt Ser A
            (FSA Insd)....................................  5.250    07/01/18      1,583,775
    1,105   Monrovia, CA Fin Auth Lease Rev Hillside
            Wilderness Preserve (AMBAC Insd)..............  5.000    12/01/20      1,170,162

 16                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                     COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------------------
            CALIFORNIA (CONTINUED)
$   2,000   Montclair, CA Redev Agy Tax Redev Proj No V
            Rfdg (MBIA Insd)..............................  5.000%   10/01/20   $  2,096,020
    1,570   Mountain View, CA Shoreline Tax Alloc Ser A
            (MBIA Insd) (a)...............................  5.250    08/01/16      1,655,675
    1,105   National City, CA Cmnty Dev Commn Redev Proj
            Rfdg Ser B (AMBAC Insd).......................  5.250    08/01/32      1,155,764
    1,000   Novato, CA Uni Sch Dist (FSA Insd)............  5.000    08/01/28      1,037,750
    3,915   Oak Grove, CA Sch Dist 1995 Election (FGIC
            Insd).........................................  5.250    08/01/25      4,087,456
    1,300   Oceanside, CA Ctf Partn Rfdg Ser A (AMBAC
            Insd).........................................  5.200    04/01/23      1,355,614
    1,145   Pacifica, CA Wastewtr Rev Rfdg (AMBAC Insd)...  5.000    10/01/25      1,186,392
    1,200   Palm Desert, CA Fin Auth Tax Alloc Rev Proj
            Area No 4 Rfdg Ser A (MBIA Insd)..............  5.000    10/01/29      1,243,584
    1,340   Palm Springs, CA Fin Lease Rev Convention Ctr
            Proj Rfdg Ser A (MBIA Insd)...................  5.250    11/01/19      1,426,792
    3,545   Panama-Buena Vista Uni Sch Dist CA Ctf Partn
            Sch Constr Proj (MBIA Insd)...................  5.000    09/01/30      3,659,503
    2,020   Pomona, CA Pub Fin Auth Rev Merged Redev Proj
            Ser AD (MBIA Insd) (a)........................  5.000    02/01/15      2,110,132
    1,110   Pomona, CA Pub Fin Auth Rev Merged Redev Proj
            Ser AD (MBIA Insd) (a)........................  5.000    02/01/16      1,159,528
    1,000   Pomona, CA Pub Fin Auth Rev Sub Merged Redev
            Proj..........................................  5.125    02/01/33        970,930
    1,430   Pomona, CA Pub Fin Auth Rev Swr Proj Ser BA
            (AMBAC Insd)..................................  4.500    12/01/46      1,360,531
    1,360   Port Hueneme, CA Ctf Partn Cap Impt Pgm Rfdg
            (MBIA Insd)...................................  6.000    04/01/19      1,586,059
    1,055   Poway, CA Redev Agy Tax Alloc Paguay Redev
            Proj (AMBAC Insd) (a).........................  5.3750   6/15/20       1,127,869
    3,000   Rancho Cucamonga, CA Redev Agy Rancho Redev
            Proj (MBIA Insd)..............................  5.375    09/01/25      3,147,270
    2,000   Rancho Mirage, CA Jt Pwrs Fin Auth Rev
            Eisenhower Med Ctr Ser A......................  5.000    07/01/47      1,976,340
      860   Redding, CA Elec Sys Rev Ctf Partn (MBIA Insd)
            (b) (e).......................................  8.599    07/01/22      1,165,635
    1,400   Redding, CA Redev Agy Tax Alloc Canby Hilltop
            Cypress Redev Ser A (MBIA Insd)...............  5.000    09/01/23      1,462,566
    3,775   Riverside, CA Lease Rev Ctf Partn Galleria at
            Tyler Pub Impt (FGIC Insd)....................  5.000    09/01/36      3,874,660
    3,775   Riverside Cnty, CA Ctf Partn Historic
            Courthouse Proj Ser B (FGIC Insd) (a).........  5.000    11/01/27      3,902,972
    6,375   Rohnert Pk, CA Cmnty Dev Comm Tax Alloc Rev
            Hsg Redev Proj Ser H (FGIC Insd) (d)..........  4.375    08/01/37      5,998,708
    2,160   Roseville, CA Jt Uni High Sch Election 2004
            Ser A (FGIC Insd) (a).........................  5.000    08/01/26      2,248,409

See Notes to Financial Statements                                             17

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                     COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------------------
            CALIFORNIA (CONTINUED)
$      70   Sacramento, CA City Fin Auth Rev Cap Impt
            (AMBAC Insd)..................................  5.000%   12/01/33   $     71,883
    2,000   Sacramento Cnty, CA San Dist Fin Auth Rev
            Sacramento Regl Cnty San (FGIC Insd)..........  5.000    12/01/29      2,089,300
    2,535   San Diego, CA Pub Fac Fin Auth Rev Pooled Fin
            Southcrest Ser B (Radian Insd)................  5.250    10/01/27      2,600,479
    2,000   San Francisco, CA City & Cnty Second Ser Issue
            26B (FGIC Insd)...............................  5.000    05/01/22      2,070,760
    2,250   San Jose, CA Redev Agy Tax Alloc Merged Area
            Redev Proj Rfdg Ser C (MBIA Insd).............  4.250    08/01/30      2,094,390
    1,000   San Leandro, CA Jt Proj Area Fin (MBIA
            Insd).........................................  5.100    12/01/26      1,046,810
    1,340   Sanger, CA Uni Sch Dist Ctf Cap Impt Prog (FSA
            Insd) (a).....................................  5.000    03/01/25      1,398,786
    2,000   Santa Fe Springs, CA Cmnty Dev Comm Tax Alloc
            Rfdg Ser A (MBIA Insd) (a)....................  5.375    09/01/20      2,106,260
    2,065   Santa Fe Springs, CA Cmnty Dev Comm Tax Alloc
            Rfdg Ser A (MBIA Insd)........................  5.375    09/01/21      2,167,982
    2,450   Santa Monica, CA Cmnty College Rfdg Ser A
            (AMBAC Insd) (a)..............................  5.250    02/01/23      2,578,551
    1,460   Shafter, CA Cmnty Dev Agy Tax Alloc Rev Cmnty
            Dev Proj Area No 1 Rfdg Ser A (FSA Insd)......  5.000    11/01/36      1,502,384
    1,000   Shasta, CA Jt Pwr Fin Auth Cnty Admin Bldg
            Proj Ser A (MBIA Insd)........................  5.250    04/01/22      1,051,410
    1,340   Soledad, CA Redev Agy Tax Alloc Soledad Redev
            Proj Ser A (XLCA Insd)........................  5.000    12/01/32      1,382,746
    1,000   South Gate, CA Pub Fin Auth South Gate Redev
            Proj No 1 (XLCA Insd).........................  5.750    09/01/22      1,095,840
    2,150   Temecula, CA Redev Agy Tax Alloc Rev Temecula
            Redev Proj No 1 (MBIA Insd)...................  5.125    08/01/27      2,211,705
    1,670   Tobacco Securitization Auth Southn CA Tob
            Settlement ((Acquired 01/05/07 & 08/23/07,
            Cost $1,793,546)) (b) (c).....................  7.244    06/01/46        983,279
    2,500   Turlock, CA Pub Fin Auth Tax Alloc Rev (FSA
            Insd).........................................  5.000    09/01/36      2,571,525
    1,340   Vallejo City, CA Uni Sch Dist Rfdg Ser A (MBIA
            Insd) (h).....................................  5.900    02/01/20      1,569,569
    3,170   Washington, CA Uni Sch Dist New High Sch Proj
            (AMBAC Insd)..................................  5.125    08/01/37      3,288,907
    3,655   Woodland, CA Fin Auth Wastewater Rev Second Sr
            Lien (MBIA Insd) (a)..........................  5.000    03/01/30      3,781,975
                                                                                ------------
                                                                                 239,597,936
                                                                                ------------

 18                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                     COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------------------
            VIRGIN ISLANDS  0.5%
$   1,200   Virgin Islands Wtr & Pwr Auth Ser A...........  5.000%   07/01/26   $  1,201,740
                                                                                ------------

TOTAL LONG-TERM INVESTMENTS 106.6%
  (Cost $236,694,428)........................................................    240,799,676

TOTAL SHORT-TERM INVESTMENTS 4.6%
  (Cost $10,400,000).........................................................     10,400,000
                                                                                ------------

TOTAL INVESTMENTS  111.2%
  (Cost $247,094,428)........................................................    251,199,676

LIABILITY FOR FLOATING RATE NOTE OBLIGATIONS RELATED TO SECURITIES
  HELD  (12.2%)
  (Cost ($27,530,000))
  (27,530)  Note with interest rates ranging from 3.88% to 3.92% at September
            30, 2007 and a contractual maturities of collateral ranging from
            2021 to 2047 (See Note 1) (g)....................................    (27,530,000)
                                                                                ------------

TOTAL NET INVESTMENTS  99.0%
  (Cost $219,564,428)........................................................    223,669,676
OTHER ASSETS IN EXCESS OF LIABILITIES  1.0%..................................      2,281,228
                                                                                ------------

NET ASSETS  100.0%...........................................................   $225,950,904
                                                                                ============

Percentages are calculated as a percentage of net assets.

*   Zero coupon bond

(a) The Fund owns 100% of the outstanding bond issuance.

(b) Inverse Floating Rate

(c) This security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 0.4% of net assets.

(d) Underlying security related to Inverse Floaters entered into by the Fund. See Note 1.

(e) Escrowed to Maturity

(f) 144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(g) Floating rate notes. The interest rates shown reflect the rates in effect at September 30, 2007.

See Notes to Financial Statements                                             19

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

(h) All or a portion of this security has been physically segregated in connection with open futures contracts.

AGL--Assured Guaranty Ltd.

AMBAC--AMBAC Indemnity Corp.

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

MBIA--Municipal Bond Investors Assurance Corp.

Radian--Radian Asset Assurance

XLCA--XL Capital Assurance Inc.

FUTURES CONTRACTS OUTSTANDING AS OF SEPTEMBER 30, 2007:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
U.S. Treasury Bond Futures, December 2007
  (Current Notional Value of $111,344 per contract).........     73           $64,513
                                                                 ==           =======

 20                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2007

ASSETS:
Total Investments (Cost $247,094,428).......................  $251,199,676
Cash........................................................       442,301
Receivables:
  Interest..................................................     2,570,294
  Investments Sold..........................................     1,638,888
  Fund Shares Sold..........................................       109,947
Other.......................................................       178,077
                                                              ------------
    Total Assets............................................   256,139,183
                                                              ------------
LIABILITIES:
Floating Rate Note Obligations..............................    27,530,000
Payables:
  Investments Purchased.....................................     1,637,720
  Fund Shares Repurchased...................................       334,763
  Income Distributions......................................       211,727
  Investment Advisory Fee...................................        87,199
  Distributor and Affiliates................................        34,402
Trustees' Deferred Compensation and Retirement Plans........       253,119
Accrued Expenses............................................        99,349
                                                              ------------
    Total Liabilities.......................................    30,188,279
                                                              ------------
NET ASSETS..................................................  $225,950,904
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $0.01 per share with an unlimited
  number of shares authorized)..............................  $221,447,584
Net Unrealized Appreciation.................................     4,169,761
Accumulated Undistributed Net Investment Income.............       647,297
Accumulated Net Realized Loss...............................      (313,738)
                                                              ------------
NET ASSETS..................................................  $225,950,904
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $194,231,993 and 10,894,753 shares of
    beneficial interest issued and outstanding).............  $      17.83
    Maximum sales charge (4.75%* of offering price).........          0.89
                                                              ------------
    Maximum offering price to public........................  $      18.72
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $17,199,211 and 949,200 shares of
    beneficial interest issued and outstanding).............  $      18.12
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $10,658,115 and 597,543 shares of
    beneficial interest issued and outstanding).............  $      17.84
                                                              ============
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $3,861,585 and 216,677 shares of
    beneficial interest issued
    and outstanding)........................................  $      17.82
                                                              ============

*   On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements                                             21

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended September 30, 2007

INVESTMENT INCOME:
Interest....................................................  $11,617,647
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,080,608
Distribution (12b-1) and Service Fees
  Class A...................................................      480,346
  Class B...................................................       54,229
  Class C...................................................      101,372
Interest and Residual Trust Expenses........................      535,067
Transfer Agent Fees.........................................      116,768
Accounting and Administrative Expenses......................       83,185
Custody.....................................................       80,253
Professional Fees...........................................       74,573
Reports to Shareholders.....................................       51,795
Trustees' Fees and Related Expenses.........................       36,380
Registration Fees...........................................        3,048
Other.......................................................       32,561
                                                              -----------
    Total Expenses..........................................    2,730,185
    Less Credits Earned on Cash Balances....................        7,076
                                                              -----------
    Net Expenses............................................    2,723,109
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 8,894,538
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $   652,086
  Futures...................................................     (907,231)
                                                              -----------
Net Realized Loss...........................................     (255,145)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   12,516,570
                                                              -----------
  End of the Period:
    Investments.............................................    4,105,248
    Futures.................................................       64,513
                                                              -----------
                                                                4,169,761
                                                              -----------
Net Unrealized Depreciation During the Period...............   (8,346,809)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(8,601,954)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $   292,584
                                                              ===========

 22                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                          FOR THE               FOR THE
                                                         YEAR ENDED            YEAR ENDED
                                                     SEPTEMBER 30, 2007    SEPTEMBER 30, 2006
                                                     ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................     $  8,894,538          $  8,831,670
Net Realized Gain/Loss.............................         (255,145)              926,419
Net Unrealized Depreciation During the Period......       (8,346,809)             (685,615)
                                                        ------------          ------------
Change in Net Assets from Operations...............          292,584             9,072,474
                                                        ------------          ------------

Distributions from Net Investment Income:
  Class A Shares...................................       (7,471,118)           (7,346,494)
  Class B Shares...................................         (824,873)           (1,198,106)
  Class C Shares...................................         (328,345)             (355,129)
  Class I Shares...................................         (161,601)             (110,088)
                                                        ------------          ------------
                                                          (8,785,937)           (9,009,817)
                                                        ------------          ------------

Distributions from Net Realized Gain:
  Class A Shares...................................         (785,151)           (2,396,767)
  Class B Shares...................................          (94,337)             (396,499)
  Class C Shares...................................          (40,739)             (152,451)
  Class I Shares...................................          (15,774)              (31,914)
                                                        ------------          ------------
                                                            (936,001)           (2,977,631)
                                                        ------------          ------------
Total Distributions................................       (9,721,938)          (11,987,448)
                                                        ------------          ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................       (9,429,354)           (2,914,974)
                                                        ------------          ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................       45,950,720            38,204,676
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................        6,991,136             8,620,544
Cost of Shares Repurchased.........................      (46,667,483)          (51,173,595)
                                                        ------------          ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................        6,274,373            (4,348,375)
                                                        ------------          ------------
TOTAL DECREASE IN NET ASSETS.......................       (3,154,981)           (7,263,349)
NET ASSETS:
Beginning of the Period............................      229,105,885           236,369,234
                                                        ------------          ------------
End of the Period (Including accumulated
  undistributed net investment income of $647,297
  and $544,551, respectively)......................     $225,950,904          $229,105,885
                                                        ============          ============

See Notes to Financial Statements                                             23

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                                 ----------------------------------------------
                                                2007      2006      2005      2004      2003
                                               ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $18.57    $18.80    $18.93    $18.84    $19.45
                                               ------    ------    ------    ------    ------
  Net Investment Income......................    0.72(a)   0.71(a)   0.72      0.75      0.74
  Net Realized and Unrealized Gain/Loss......   (0.68)     0.03      0.01      0.06     (0.44)
                                               ------    ------    ------    ------    ------
Total from Investment Operations.............    0.04      0.74      0.73      0.81      0.30
                                               ------    ------    ------    ------    ------
Less:
  Distributions from Net Investment Income...    0.71      0.73      0.74      0.72      0.75
  Distributions from Net Realized Gain.......    0.07      0.24      0.12       -0-      0.16
                                               ------    ------    ------    ------    ------
Total Distributions..........................    0.78      0.97      0.86      0.72      0.91
                                               ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD...........  $17.83    $18.57    $18.80    $18.93    $18.84
                                               ======    ======    ======    ======    ======

Total Return (b).............................   0.15%     4.14%     3.96%     4.42%     1.67%
Net Assets at End of the Period (In
  millions)..................................  $194.2    $190.0    $188.0    $183.0    $195.4
Ratio of Expenses to Average Net Assets......   1.16%     0.91%     0.92%     0.89%     0.87%
Ratio of Net Investment Income to Average Net
  Assets.....................................   3.91%     3.86%     3.83%     4.00%     3.93%
Portfolio Turnover...........................     37%       31%       25%       16%       25%

SUPPLEMENTAL RATIO:
Ratios of Expenses to Average Net Assets
  (Excluding Interest and Residual Trust
  Expenses)..................................   0.93%     0.91%     0.92%     0.89%     0.87%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 24                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                                 ----------------------------------------------
                                                2007      2006      2005      2004      2003
                                               ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $18.86    $19.07    $19.03    $18.82    $19.44
                                               ------    ------    ------    ------    ------
  Net Investment Income......................    0.73(a)   0.77(a)   0.79      0.72      0.60
  Net Realized and Unrealized Gain/Loss......   (0.69)     0.02     (0.03)     0.07     (0.45)
                                               ------    ------    ------    ------    ------
Total from Investment Operations.............    0.04      0.79      0.76      0.79      0.15
                                               ------    ------    ------    ------    ------
Less:
  Distributions from Net Investment Income...    0.71      0.76      0.60      0.58      0.61
  Distributions from Net Realized Gain.......    0.07      0.24      0.12       -0-      0.16
                                               ------    ------    ------    ------    ------
Total Distributions..........................    0.78      1.00      0.72      0.58      0.77
                                               ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD...........  $18.12    $18.86    $19.07    $19.03    $18.82
                                               ======    ======    ======    ======    ======

Total Return (b).............................   0.10%(c)  4.40%(c)  4.10%(c)  4.29%(c)  0.87%
Net Assets at End of the Period (In
  millions)..................................  $ 17.2    $ 25.3    $ 33.7    $ 41.1    $ 49.8
Ratio of Expenses to Average Net Assets......   1.17%(c)  0.69%(c)  0.81%(c)  1.09%(c)  1.62%
Ratio of Net Investment Income to Average Net
  Assets.....................................   3.90%(c)  4.08%(c)  3.96%(c)  3.80%(c)  3.18%
Portfolio Turnover...........................     37%       31%       25%       16%       25%

SUPPLEMENTAL RATIO:
Ratios of Expenses to Average Net Assets
  (Excluding Interest and Residual Trust
  Expenses)..................................   0.93%(c)  0.69%(c)  0.81%(c)  1.09%(c)  1.62%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

See Notes to Financial Statements                                             25

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                                 ----------------------------------------------
                                                2007      2006      2005      2004      2003
                                               ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $18.58    $18.81    $18.93    $18.82    $19.43
                                               ------    ------    ------    ------    ------
  Net Investment Income......................    0.58(a)   0.57(a)   0.59      0.61      0.61
  Net Realized and Unrealized Gain/Loss......   (0.68)     0.03      0.01      0.08     (0.45)
                                               ------    ------    ------    ------    ------
Total from Investment Operations.............   (0.10)     0.60      0.60      0.69      0.16
                                               ------    ------    ------    ------    ------
Less:
  Distributions from Net Investment Income...    0.57      0.59      0.60      0.58      0.61
  Distributions from Net Realized Gain.......    0.07      0.24      0.12       -0-      0.16
                                               ------    ------    ------    ------    ------
Total Distributions..........................    0.64      0.83      0.72      0.58      0.77
                                               ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD...........  $17.84    $18.58    $18.81    $18.93    $18.82
                                               ======    ======    ======    ======    ======

Total Return (b).............................  -0.57%(d)  3.36%     3.26%(d)  3.75%(d)  0.92%(c)
Net Assets at End of the Period (In
  millions)..................................  $ 10.7    $  9.9    $ 12.0    $ 12.6    $ 18.1
Ratio of Expenses to Average Net Assets......   1.88%(d)  1.66%     1.61%(d)  1.59%(d)  1.62%
Ratio of Net Investment Income to Average Net
  Assets.....................................   3.19%(d)  3.11%     3.15%(d)  3.30%(d)  3.20%(c)
Portfolio Turnover...........................     37%       31%       25%       16%       25%

SUPPLEMENTAL RATIO:
Ratios of Expenses to Average Net Assets
  (Excluding Interest and Residual Trust
  Expenses)..................................   1.65%(d)  1.66%     1.61%(d)  1.59%(d)  1.62%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1% charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .03%.

(d) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

 26                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED        AUGUST 12, 2005
                                                        SEPTEMBER 30,       (COMMENCEMENT OF
CLASS I SHARES                                         ----------------      OPERATIONS) TO
                                                        2007      2006     SEPTEMBER 30, 2005
                                                       --------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.............  $18.57    $18.80          $18.87
                                                       ------    ------          ------
  Net Investment Income..............................    0.76(a)   0.74(a)         0.09
  Net Realized and Unrealized Gain/Loss..............   (0.69)     0.05           (0.06)
                                                       ------    ------          ------
Total from Investment Operations.....................    0.07      0.79            0.03
                                                       ------    ------          ------
Less:
  Distributions from Net Investment Income...........    0.75      0.78            0.10
  Distributions from Net Realized Gain...............    0.07      0.24             -0-
                                                       ------    ------          ------
Total Distributions..................................    0.82      1.02            0.10
                                                       ------    ------          ------
NET ASSET VALUE, END OF THE PERIOD...................  $17.82    $18.57          $18.80
                                                       ======    ======          ======

Total Return (b).....................................   0.35%     4.40%           0.17%*
Net Assets at End of the Period (In millions)........  $  3.9    $  3.9          $  2.6
Ratio of Expenses to Average Net Assets..............   0.91%     0.66%           0.73%
Ratio of Net Investment Income to Average Net
  Assets.............................................   4.16%     4.11%            4.03
Portfolio Turnover...................................     37%       31%             25%*

SUPPLEMENTAL RATIO:
Ratios of Expenses to Average Net Assets (Excluding
  Interest and Residual Trust Expenses)..............   0.68%     0.66%           0.73%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             27

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Insured Tax Free Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund commenced investment operations on December 13, 1985. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the last reported bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Interest rate swaps are valued using market quotations obtained from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2007, the Fund had no when-issued and delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 continued

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At September 30, 2007, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes........................  $218,889,713
                                                              ============
Gross tax unrealized appreciation...........................  $  8,554,474
Gross tax unrealized depreciation...........................    (3,774,511)
                                                              ------------
Net tax unrealized appreciation on investments..............  $  4,779,963
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the years ended September 30, 2007 and 2006 was as follows:

                                                                 2007          2006
Distributions paid from:
  Ordinary income...........................................  $   70,484    $    95,063
  Tax exempt income.........................................   8,771,483      9,038,938
  Long-term capital gain....................................     866,832      2,883,508
                                                              ----------    -----------
                                                              $9,708,799    $12,017,509
                                                              ==========    ===========

    Permanent differences, primarily due to the Fund's investment in other regulated investment companies, resulted in the following reclassification among the Fund's components of net assets at September 30, 2007:

    ACCUMULATED UNDISTRIBUTED NET              ACCUMULATED NET
          INVESTMENT INCOME                     REALIZED LOSS               CAPITAL
               $(5,855)                            $ 5,855                  $  -0-

    As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $  1,112
Undistributed tax-exempt income.............................   853,475
Undistributed long-term capital gain........................         0

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 continued

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized on securities for tax purposes but not for book, post-October losses of $699,552 which are not recognized for tax purposes until the first day of the following fiscal year, and gains or losses recognized for tax purposes on open futures transactions on September 30, 2007.

F. FLOATING RATE NOTE OBLIGATIONS RELATED TO SECURITIES HELD The Fund enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interest in the dealer trusts' assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The Fund enters into shortfall agreements with the dealer trusts, which commit the Fund to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund's investments assets, and the related floating rate notes reflected as Fund liabilities under the caption "Floating Rate Note Obligations" on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption "Interest" and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption "Interest and Residual Trust Expenses" in the Fund's Statement of Operations. The notes issued by the dealer trust have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At September 30, 2007, Fund investments with a value of $37,548,303 are held by the dealer trusts and serve as collateral for the $27,530,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at September 30, 2007 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the fiscal year ended September 30, 2007 were $13,958,462 and 3.83%, respectively.

G. INSURANCE EXPENSE The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

H. EXPENSE REDUCTIONS During the year ended September 30, 2007, the Fund's custody fee was reduced by $7,076 as a result of credits earned on cash balances.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 continued

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $100 million..........................................    0.500%
Next $150 million...........................................    0.450%
Next $250 million...........................................    0.425%
Over $500 million...........................................    0.400%

    For the year ended September 30, 2007, the Fund recognized expenses of approximately $40,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended September 30, 2007, the Fund recognized expenses of approximately $62,500 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2007, the Fund recognized expenses of approximately $96,600 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $155,707 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2007. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended September 30, 2007, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $82,000 and

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 continued

contingent deferred sales charge (CDSC) on redeemed shares of approximately $13,100. Sales charges do not represent expenses of the Fund.

3. CAPITAL TRANSACTIONS

For the years ended September 30, 2007 and 2006, transactions were as follows:

                                               FOR THE                       FOR THE
                                              YEAR ENDED                    YEAR ENDED
                                          SEPTEMBER 30, 2007            SEPTEMBER 30, 2006
                                      --------------------------    --------------------------
                                        SHARES         VALUE          SHARES         VALUE
Sales:
  Class A...........................   2,286,579    $ 41,753,037     1,812,267    $ 33,433,166
  Class B...........................      46,367         859,170        49,974         934,624
  Class C...........................     146,193       2,686,456       108,337       2,004,651
  Class I...........................      35,591         652,057       100,465       1,832,235
                                      ----------    ------------    ----------    ------------
Total Sales.........................   2,514,730    $ 45,950,720     2,071,043    $ 38,204,676
                                      ==========    ============    ==========    ============
Dividend Reinvestment:
  Class A...........................     323,583    $  5,922,642       380,862    $  7,032,383
  Class B...........................      34,865         649,311        60,585       1,135,274
  Class C...........................      13,208         241,808        16,821         310,888
  Class I...........................       9,695         177,375         7,689         141,999
                                      ----------    ------------    ----------    ------------
Total Dividend Reinvestment.........     381,351    $  6,991,136       465,957    $  8,620,544
                                      ==========    ============    ==========    ============
Repurchases:
  Class A...........................  (1,945,511)   $(35,463,292)   (1,962,076)   $(36,181,704)
  Class B...........................    (471,233)     (8,732,613)     (536,985)    (10,050,277)
  Class C...........................     (97,048)     (1,775,435)     (229,765)     (4,227,565)
  Class I...........................     (38,170)       (696,143)      (38,520)       (714,049)
                                      ----------    ------------    ----------    ------------
Total Repurchases...................  (2,551,962)   $(46,667,483)   (2,767,346)   $(51,173,595)
                                      ==========    ============    ==========    ============

4. REDEMPTION FEE

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended September 30, 2007, the Fund received redemption fees of approximately $1,800, which are reported as part of "Cost of Shares Repurchased" on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $107,631,862 and $90,734,969, respectively.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 continued

    The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Notes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended September 30, 2007, were as follows:

                                                                CONTRACTS
Outstanding at September 30, 2006...........................        -0-
Futures Opened..............................................       1340
Futures Closed..............................................      (1267)
                                                                  -----
Outstanding at September 30, 2007...........................         73
                                                                  =====

B. INVERSE FLOATING RATE INVESTMENTS The Fund may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities or through the transfer of bonds to a dealer trust in exchange for cash and residual interests in the dealer trust. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund's net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 continued

C. INTEREST RATE SWAPS The Fund may enter into forward interest rate swap transactions intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve the Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. The Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Restricted cash for segregating purposes, if any, is shown on the Statement of Assets and Liabilities.

7. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $0 and $7,300 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 continued

9. ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for the fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in the fund NAV calculations as late as the funds last NAV calculation in the first required financial statement period. As a result, the Fund will incorporate FIN 48 in its semi annual report on March 31, 2008. The impact to the Fund's financial statements, if any, is currently being assessed.

    In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Van Kampen California Insured Tax Free Fund

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen California Insured Tax Free Fund (one of the Funds constituting the Van Kampen Tax Free Trust (the "Fund")) as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen California Insured Tax Free Fund of the Van Kampen Tax Free Trust at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois                                          /s/ Ernst & Young LLP
November 16, 2007

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza - Suite 100
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2007. The Fund designated 99.9% of the income distributions as a tax-exempt income distribution. The Fund designated and paid $866,832 as a long-term capital gain distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (62)            Trustee      Trustee     Chairman and Chief             73       Trustee/Director/Managing
Blistex Inc.                               since 2003  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products                    Director of the Heartland
                                                       manufacturer.                           Alliance, a nonprofit
                                                                                               organization serving
                                                                                               human needs based in
                                                                                               Chicago. Board member of
                                                                                               the Illinois
                                                                                               Manufacturers'
                                                                                               Association.

Jerry D. Choate (69)          Trustee      Trustee     Prior to January 1999,         73       Trustee/Director/Managing
33971 Selva Road                           since 1999  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of H&R Block,
                                                       ("Allstate") and Allstate               Amgen Inc., a
                                                       Insurance Company. Prior                biotechnological company,
                                                       to January 1995,                        and Valero Energy
                                                       President and Chief                     Corporation, an
                                                       Executive Officer of                    independent refining
                                                       Allstate. Prior to August               company.
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND
TRUSTEES AND OFFICERS continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (67)             Trustee      Trustee     President of CAC, L.L.C.,      73       Trustee/Director/Managing
CAC, L.L.C.                                since 2003  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Quidel
San Diego, CA 92122-6223                               advisory services.                      Corporation, Stericycle,
                                                                                               Inc., Ventana Medical
                                                                                               Systems, Inc. and Trustee
                                                                                               of The Scripps Research
                                                                                               Institute. Prior to April
                                                                                               2007, Director of GATX
                                                                                               Corporation. Prior to
                                                                                               April 2004, Director of
                                                                                               TheraSense, Inc. Prior to
                                                                                               January 2004, Director of
                                                                                               TeleTech Holdings Inc.
                                                                                               and Arris Group, Inc.

Linda Hutton Heagy+ (59)      Trustee      Trustee     Managing Partner of            73       Trustee/Director/Managing
Heidrick & Struggles                       since 1995  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 international executive                 in the Fund Complex.
Suite 7000                                             search firm. Prior to                   Trustee on the University
Chicago, IL 60606                                      1997, Partner of Ray &                  of Chicago Hospitals
                                                       Berndtson, Inc., an                     Board, Vice Chair of the
                                                       executive recruiting                    Board of the YMCA of
                                                       firm. Prior to 1995,                    Metropolitan Chicago and
                                                       Executive Vice President                a member of the Women's
                                                       of ABN AMRO, N.A., a bank               Board of the University
                                                       holding company. Prior to               of Chicago.
                                                       1990, Executive Vice
                                                       President of The Exchange
                                                       National Bank.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND
TRUSTEES AND OFFICERS continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (55)         Trustee      Trustee     Director and President of      73       Trustee/Director/Managing
1744 R Street, NW                          since 1993  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.                        Director of First Solar,
                                                       foundation created to                   Inc.
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (72)            Trustee      Trustee     Prior to 1998, President       73       Trustee/Director/Managing
14 Huron Trace                             since 2003  and Chief Executive                     General Partner of funds
Galena, IL 61036                                       Officer of Pocklington                  in the Fund Complex.
                                                       Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company.                                Director of the Marrow
                                                                                               Foundation.

Jack E. Nelson (71)           Trustee      Trustee     President of Nelson            73       Trustee/Director/Managing
423 Country Club Drive                     since 1985  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of FINRA,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND
TRUSTEES AND OFFICERS continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Hugo F. Sonnenschein (67)     Trustee      Trustee     President Emeritus and         73       Trustee/Director/Managing
1126 E. 59th Street                        since 2003  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Trustee of the University
                                                       Distinguished Service                   of Rochester and a member
                                                       Professor in the                        of its investment
                                                       Department of Economics                 committee. Member of the
                                                       at the University of                    National Academy of
                                                       Chicago. Prior to July                  Sciences, the American
                                                       2000, President of the                  Philosophical Society and
                                                       University of Chicago.                  a fellow of the American
                                                                                               Academy of Arts and
                                                                                               Sciences.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND
TRUSTEES AND OFFICERS continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Chief Communications           73       Trustee/Director/Managing
(65)                                       since 1999  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004. Director of
                                                       Operating Officer from                  Intelligent Medical
                                                       1993 to 2001. Prior to                  Devices, Inc., a symptom
                                                       1993, Executive Director                based diagnostic tool for
                                                       of the Commission on                    physicians and clinical
                                                       Behavioral and Social                   labs. Director of the
                                                       Sciences and Education at               Institute for Defense
                                                       the National Academy of                 Analyses, a federally
                                                       Sciences/National                       funded research and
                                                       Research Council. From                  development center,
                                                       1980 through 1989,                      Director of the German
                                                       Partner of Coopers &                    Marshall Fund of the
                                                       Lybrand.                                United States, Director
                                                                                               of the Rocky Mountain
                                                                                               Institute of Technology
                                                                                               and the Colorado College.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

TRUSTEES AND OFFICERS continued

INTERESTED TRUSTEE:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (68)         Trustee      Trustee     Partner in the law firm        73       Trustee/Director/Managing
333 West Wacker Drive                      since 1985  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the                 Director of the Abraham
                                                       Fund Complex.                           Lincoln Presidential
                                                                                               Library Foundation.

+ As indicated above, Ms. Heagy is an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been unrelated to Van Kampen's or Morgan Stanley's asset management businesses and have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley. Ms. Heagy does own common shares of Heidrick (representing less than 1% of Heidrick's outstanding common shares).

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

TRUSTEES AND OFFICERS continued

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Ronald E. Robison (68)        President and            Officer     President of funds in the Fund Complex since September 2005
522 Fifth Avenue              Principal Executive      since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10036            Officer                              since May 2003. Managing Director of Van Kampen Advisors
                                                                   Inc. since June 2003. Director of Investor Services since
                                                                   September 2002. Director of the Adviser, Van Kampen
                                                                   Investments and Van Kampen Exchange Corp. since January
                                                                   2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                                   & Co. Incorporated. Managing Director and Director of Morgan
                                                                   Stanley Investment Management Inc. Chief Administrative
                                                                   Officer, Managing Director and Director of Morgan Stanley
                                                                   Investment Advisors Inc. and Morgan Stanley Services Company
                                                                   Inc. Managing Director and Director of Morgan Stanley
                                                                   Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                                   Executive Officer and Director of Morgan Stanley Trust.
                                                                   Executive Vice President and Principal Executive Officer of
                                                                   the Institutional and Retail Morgan Stanley Funds. Director
                                                                   of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                                   Officer of Morgan Stanley Investment Management Inc. and
                                                                   Executive Vice President of funds in the Fund Complex from
                                                                   May 2003 to September 2005.

Dennis Shea (54)              Vice President           Officer     Managing Director of Morgan Stanley Investment Advisors
522 Fifth Avenue                                       since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10036                                                 and Van Kampen Advisors Inc. Chief Investment Officer--
                                                                   Global Equity of the same entities since February 2006. Vice
                                                                   President of Morgan Stanley Institutional and Retail Funds
                                                                   since February 2006. Vice President of funds in the Fund
                                                                   Complex since March 2006. Previously, Managing Director and
                                                                   Director of Global Equity Research at Morgan Stanley from
                                                                   April 2000 to February 2006.

J. David Germany (53)         Vice President           Officer     Managing Director of Morgan Stanley Investment Advisors
20 Bank Street,                                        since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                       and Van Kampen Advisors Inc. Chief Investment Officer--
London, GBR E14 4AD                                                Global Fixed Income of the same entities since December
                                                                   2005. Managing Director and Director of Morgan Stanley
                                                                   Investment Management Ltd. Director of Morgan Stanley
                                                                   Investment Management (ACD) Limited since December 2003.
                                                                   Vice President of Morgan Stanley Institutional and Retail
                                                                   Funds since February 2006. Vice President of funds in the
                                                                   Fund Complex since March 2006.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND
TRUSTEES AND OFFICERS continued
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

Amy R. Doberman (45)          Vice President           Officer     Managing Director and General Counsel--U.S. Investment
522 Fifth Avenue                                       since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10036                                                 Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                   the Adviser. Vice President of the Morgan Stanley
                                                                   Institutional and Retail Funds since July 2004 and Vice
                                                                   President of funds in the Fund Complex since August 2004.
                                                                   Previously, Managing Director and General Counsel of
                                                                   Americas, UBS Global Asset Management from July 2000 to July
                                                                   2004 and General Counsel of Aeltus Investment Management,
                                                                   Inc. from January 1997 to July 2000.

Stefanie V. Chang (41)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management
522 Fifth Avenue              and Secretary            since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10036                                                 Complex.

John L. Sullivan (52)         Chief Compliance         Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza - Suite 100  Officer                  since 1996  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                         Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                   Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                   Investments, Vice President, Chief Financial Officer and
                                                                   Treasurer of funds in the Fund Complex and head of Fund
                                                                   Accounting for Morgan Stanley Investment Management Inc.
                                                                   Prior to December 2002, Executive Director of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (45)        Chief Financial Officer  Officer     Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza - Suite 100  and Treasurer            since 2007  Inc. since June 2007. Chief Financial Officer and Treasurer
Oakbrook Terrace, IL 60181                                         of funds in the Fund Complex since June 2007. Prior to June
                                                                   2007, Senior Vice President of Northern Trust Company,
                                                                   Treasurer and Principal Financial Officer for Northern Trust
                                                                   U.S. mutual fund complex.

  Van Kampen California Insured Tax Free Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen California Insured Tax Free Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen California Insured Tax Free Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

  The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

                                                         Van Kampen Funds Inc.
                                                  1 Parkview Plaza - Suite 100
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2007 Van Kampen Funds Inc.
                                       All rights reserved. Member FINRA/SIPC.

                                                             41, 341, 541, 641
                                                                  CAIANN 11/07
    (VAN KAMPEN INVESTMENTS LOGO)                           IU07-04507P-Y09/07

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Municipal Income Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2007.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B AND C SHARE OR CLASS I SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUSES CONTAIN INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE FUND SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 9/30/07

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Lehman Brothers Municipal Bond Index from 9/30/97 through 9/30/07. Class A shares, adjusted for sales charges.
(LINE GRAPH)

                                                                VAN KAMPEN MUNICIPAL INCOME       LEHMAN BROTHERS MUNICIPAL BOND
                                                                            FUND                              INDEX
                                                                ---------------------------       ------------------------------
9/97                                                                        9522                              10000
                                                                            9788                              10271
                                                                            9895                              10390
                                                                           10029                              10548
9/98                                                                       10338                              10871
                                                                           10294                              10937
                                                                           10314                              11034
                                                                           10074                              10839
9/99                                                                        9899                              10796
                                                                            9735                              10712
                                                                            9919                              11025
                                                                            9993                              11192
9/00                                                                       10165                              11462
                                                                           10520                              11964
                                                                           10729                              12229
                                                                           10752                              12309
9/01                                                                       11073                              12654
                                                                           10915                              12577
                                                                           10988                              12695
                                                                           11391                              13160
9/02                                                                       11998                              13785
                                                                           11938                              13785
                                                                           12065                              13950
                                                                           12365                              14310
9/03                                                                       12394                              14321
                                                                           12579                              14517
                                                                           12747                              14768
                                                                           12439                              14419
9/04                                                                       12915                              14980
                                                                           13058                              15168
                                                                           12997                              15162
                                                                           13419                              15606
9/05                                                                       13403                              15587
                                                                           13516                              15701
                                                                           13602                              15739
                                                                           13642                              15744
9/06                                                                       14136                              16281
                                                                           14290                              16461
                                                                           14380                              16594
                                                                           14235                              16484
9/07                                                                       14229                              16784

                              A SHARES              B SHARES              C SHARES          I SHARES
                            since 8/1/90         since 8/24/92         since 8/13/93      since 8/12/05
-------------------------------------------------------------------------------------------------------
AVERAGE                              W/MAX                 W/MAX                 W/MAX
ANNUAL                               4.75%                 4.00%                 1.00%
TOTAL                    W/O SALES   SALES     W/O SALES   SALES     W/O SALES   SALES      W/O SALES
RETURNS                   CHARGES    CHARGE     CHARGES    CHARGE     CHARGES    CHARGE      CHARGES

Since Inception            5.66%      5.36%      4.45%      4.45%      3.87%      3.87%       3.37%

10-year                    4.10       3.59       3.48       3.48       3.31       3.31          --

5-year                     3.47       2.47       2.69       2.43       2.68       2.68          --

1-year                     0.66      -4.12      -0.09      -3.94      -0.10      -1.06        0.98
-------------------------------------------------------------------------------------------------------

30-Day SEC Yield               3.71%                 3.15%                 3.16%              4.14%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares ten years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Fund Report

FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2007

MARKET CONDITIONS

Strong fundamental and technical factors supported the municipal bond market throughout much of the reporting period, helping it to perform well through the second quarter of 2007. In July, however, contagion from the troubled subprime mortgage sector led to an increasingly illiquid and volatile market, and a flight to quality that led Treasury bonds to outperform all other sectors of the fixed income market, including both investment grade and below investment grade municipal bonds.

Up until that time, demand for municipal bonds had been quite strong as institutional investors and non-traditional buyers such as hedge funds and arbitrage investors continued to flock to the market. As market liquidity began to dry up, however, institutional demand fell off and refunding activity, which had been robust, virtually halted. Although the supply of municipal bonds was declining as well, the decrease in demand put significant pressure on prices at the same time that the Treasury market was rallying. As a result, credit spreads widened, with the most significant widening occurring in the lower-rated segments of the market, where spreads on municipal bonds rated BBB and below (including non-rated bonds) widened by 40 to 50 basis points.

In mid-September, following the 50 basis point reduction in the target federal funds rate by the Federal Open Market Committee (the "Fed"), the market began to stabilize, liquidity improved, and municipal credit spreads began to tighten again. Despite these improvements, however, municipal bonds underperformed Treasuries for the overall reporting period.

Overall, municipal bond yields ended the period higher, but most of the yield increases occurred in the intermediate to long maturity portion of the yield curve, while yields on the front end of the curve decreased slightly. As a result, the municipal yield curve steepened over the course of the period, with the differential between two-year and 30-year maturities widening to about 100 basis points.

PERFORMANCE ANALYSIS

All share classes of Van Kampen Municipal Income Fund underperformed the Lehman Brothers Municipal Bond Index for the 12 months ended September 30, 2007, assuming no deduction of applicable sales charges.

TOTAL RETURNS FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2007

-------------------------------------------------------------------
                                              LEHMAN BROTHERS
                                              MUNICIPAL BOND
      CLASS A   CLASS B   CLASS C   CLASS I        INDEX

       0.66%    -0.09%    -0.10%     0.98%         3.09%
-------------------------------------------------------------------

The performance for the four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Various factors contributed to the Fund's relative underperformance for the reporting period, one of which was its overweight versus the benchmark Lehman Brothers Municipal Bond Index in BBB and non-rated bonds. While this position was additive to performance for much of the period as lower-rated bonds outperformed higher-quality issues, in the last few months performance of the lower-rated segment of the market suffered due to significant spread widening. As a result, the Fund's larger weighting in lower-rated, higher-yielding bonds detracted from overall performance.

In the fourth quarter of 2006 and the first quarter of this year, we added positions in inverse floating-rate securities* in the housing and tobacco sectors. Inverse floating-rate securities are, by nature, highly sensitive to interest rate changes and therefore, the performance of the Fund's holdings in these securities waned as interest rates rose, dampening overall returns. Additionally, housing bond prices declined, particularly in first six months of this year, due to the ongoing high supply of these issues and spread widening in the sector. The tobacco bond sector was the hardest hit sector of the municipal market in July and August. Although the fundamental credit quality of tobacco bonds remained solid, the combination of an abundant supply, the liquidity squeeze in the market, and the flight to quality (tobacco bonds are lower-rated) caused spreads in the sector to widen dramatically. As a result, the Fund's holdings in both tobacco bonds and housing bonds hindered performance.

In order to help manage the portfolio's interest-rate risk, we used a U.S. Treasury futures hedge. This hedge performed well as interest rates rose. However, the flight to quality in August fueled a Treasury market rally that hurt the performance of the Fund's hedge and consequently detracted from overall returns.

Conversely, a greater relative weighting in pre-refunded bonds versus the Lehman Brothers Municipal Bond Index was additive to performance for the period. These short-maturity securities performed well as they did not experience the sell off that longer-maturity bonds did when yields on the long end of the curve rose. As such, the Fund's positioning here proved beneficial.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

*An inverse floating-rate security, or "inverse floater", is a variable rate security whose coupon rate changes in the opposite direction from the change in the reference rate used to calculate the coupon rate.

RATINGS ALLOCATION AS OF 9/30/07
AAA/Aaa                                                          47.8%
AA/Aa                                                            11.1
A/A                                                               5.2
BBB/Baa                                                          11.3
BB/Ba                                                             1.2
B/B                                                               0.5
Non-Rated                                                        22.9

TOP FIVE SECTORS AS OF 9/30/07
Hospital                                                         15.4%
General Purpose                                                  12.9
Life Care                                                         8.9
Single-Family                                                     8.0
Wholesale Electric                                                5.9

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 9/30/07
California                                                       19.0%
New York                                                         10.9
Texas                                                             9.1
Illinois                                                          8.6
New Jersey                                                        6.0
Colorado                                                          5.2
Florida                                                           4.4
Missouri                                                          3.8
Massachusetts                                                     3.5
North Carolina                                                    3.1
Kansas                                                            3.0
Michigan                                                          3.0
Wisconsin                                                         2.7
Indiana                                                           2.6
Arizona                                                           2.5
Connecticut                                                       2.2
Washington                                                        2.2
Ohio                                                              2.0
Maryland                                                          1.9
Utah                                                              1.9
Virginia                                                          1.7
Minnesota                                                         1.4
Pennsylvania                                                      1.4
Alabama                                                           1.3
District of Columbia                                              1.3
Iowa                                                              1.3
Nevada                                                            1.3
Oregon                                                            1.0
Tennessee                                                         1.0
Idaho                                                             0.7
South Carolina                                                    0.7
Rhode Island                                                      0.6
North Dakota                                                      0.5
New Hampshire                                                     0.4
Oklahoma                                                          0.4

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 9/30/07
(continued from previous page)
South Dakota                                                      0.4%
Alaska                                                            0.3
Georgia                                                           0.3
Vermont                                                           0.3
Montana                                                           0.2
Delaware                                                          0.1
West Virginia                                                     0.0*
                                                                -----
Total Investments                                               114.2
Liability for Floating Rate Note Obligations Related to
  Securities Held                                               (14.6)
                                                                -----
Total Net Investments                                            99.6
Other Assets In Excess of Liabilities                             0.4
                                                                -----
Net Assets                                                      100.0%

*   Amount is less than 0.1%.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings allocations and sectors are as a percentage of total investments. Summary of investments by state classification is as a percentage of net assets. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Ratings allocation based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/07 - 9/30/07.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   4/1/07           9/30/07       4/1/07-9/30/07
Class A
  Actual......................................    $1,000.00        $  989.50          $6.93
  Hypothetical................................     1,000.00         1,018.10           7.03
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00           986.41          10.76
  Hypothetical................................     1,000.00         1,014.24          10.91
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00           985.70          10.60
  Hypothetical................................     1,000.00         1,014.39          10.76
  (5% annual return before expenses)
Class I
  Actual......................................     1,000.00           991.45           5.79
  Hypothetical................................     1,000.00         1,019.25           5.87
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.39%, 2.16%, 2.13% and 1.16% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.
 10

The following table shows what expenses a shareholder would have paid, excluding interest and residual trust expenses.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   4/1/07           9/30/07       4/1/07-9/30/07
Class A
  Actual......................................    $1,000.00        $  989.50          $4.39
  Hypothetical................................     1,000.00         1,020.66           4.46
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00           986.41           8.12
  Hypothetical................................     1,000.00         1,016.90           8.24
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00           985.70           8.16
  Hypothetical................................     1,000.00         1,016.85           8.29
  (5% annual return before expenses)
Class I
  Actual......................................     1,000.00           991.45           3.10
  Hypothetical................................     1,000.00         1,021.96           3.14
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.88%, 1.63%, 1.64% and 0.62% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2007 and May 30, 2007, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  114.2%
          ALABAMA  1.3%
$2,000    Birmingham Baptist Med Ctr AL Spl Care Fac Fin
          Auth Rev Baptist Hlth Sys Inc Ser A.............  5.000%   11/15/30   $  1,921,720
 1,000    Jefferson Cnty, AL Ltd Oblig Sch Wt Ser A.......  5.000    01/01/24      1,030,520
     3    Mobile, AL Indl Dev Brd Solid Waste Disp Rev
          Mobile Energy Svc Co Proj Rfdg..................  6.950    01/01/20            291
 2,250    Montgomery Cnty, AL Pub Bldg Wt Fac Proj (MBIA
          Insd)...........................................  5.000    03/01/31      2,325,690
 3,425    University AL Birmingham Hosp Rev Ser A (AMBAC
          Insd) (a).......................................  5.000    09/01/36      3,492,733
                                                                                ------------
                                                                                   8,770,954
                                                                                ------------
          ALASKA  0.3%
 2,000    Northern Tob Sec Corp Rev Bkd Ser A.............  5.000    06/01/46      1,668,100
                                                                                ------------

          ARIZONA  2.5%
 1,000    Cottonwood, AZ Wtr Rev Sys Sr Lien (XLCA
          Insd)...........................................  5.000    07/01/30      1,038,360
 1,000    Flagstaff, AZ Indl Dev Auth Rev Sr Living Cmnty
          Northn AZ Rfdg..................................  5.700    07/01/42        949,330
 7,000    Glendale, AZ Indl Dev Auth Rfdg.................  5.000    12/01/35      6,649,860
 5,000    Phoenix, AZ Civic Impt Corp Sr Lien Ser B (FGIC
          Insd) (AMT).....................................  5.250    07/01/32      5,100,700
 2,750    University of AZ Med Ctr Corp...................  5.000    07/01/35      2,632,492
                                                                                ------------
                                                                                  16,370,742
                                                                                ------------
          CALIFORNIA  19.0%
 4,870    Anaheim, CA Pub Fin Auth Lease Rev Cap Apprec
          Sub Pub Impt Proj Ser C (FSA Insd)..............   *       09/01/20      2,739,862
 1,875    California Cnty, CA Tob Agy Tob Sec Sonoma Cnty
          Corp Rfdg.......................................  5.250    06/01/45      1,654,406
 2,000    California Cnty, CA Tob Sec Agy Tob LA Cnty Sec
          (f)............................................. 0/5.250   06/01/21      1,625,180
 1,200    California Hlth Fac Fin Auth Rev Kaiser
          Permanente Ser A................................  5.250    04/01/39      1,220,160
 6,690    California Hsg Fin Agy Rev Home Mtg Ser I (AMT)
          (a).............................................  4.800    08/01/36      6,403,194
10,000    California Infrastructure & Econ Dev Bk Bay Area
          Toll Brdg First Lien A (FSA Insd) (Prerefunded @
          7/01/13) (a)....................................  5.250    07/01/20     10,902,250
   305    California Infrastructure & Econ Dev Bk Rev Bay
          Area Toll Brdgs First Lien A (FSA Insd)
          (Prerefunded @ 7/01/13).........................  5.250    07/01/20        332,517
13,155    California St Dept Wtr Res Pwr Supply Rev Ser A
          (MBIA Insd) (a).................................  5.250    05/01/20     14,255,458
 3,500    California St Pub Wks Brd Lease Rev Dept
          Corrections Ser C...............................  5.250    06/01/28      3,625,615
15,000    California St (XLCA Insd) (a) (b)...............  5.250    10/01/20     15,972,900
 1,350    California Statewide Cmnty Dev Auth Rev
          Daughters of Charity Hlth Ser A.................  5.000    07/01/39      1,275,143

See Notes to Financial Statements                                             15

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$3,000    California Statewide Cmnty Dev Auth Rev Hlth Fac
          Adventist Hlth Ser A............................  5.000%   03/01/35   $  3,004,500
 1,600    California Statewide Cmnty Dev Auth Rev Kaiser
          Permanente Ser B................................  5.000    03/01/41      1,585,808
 2,200    California Statewide Cmnty Dev Auth Rev Kaiser
          Permanente Ser B................................  5.250    03/01/45      2,227,544
 3,000    California Statewide Cmnty Dev Auth Rev Kaiser
          Permanente Ser C................................  5.250    08/01/31      3,071,160
 1,250    California Statewide Cmnty Dev Auth Rev CA
          Baptist Univ Ser A..............................  5.500    11/01/38      1,236,150
 2,250    California Statewide Cmnty Dev Auth Rev Windrush
          Sch.............................................  5.500    07/01/37      2,212,583
 3,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
          Apprec Rfdg (MBIA Insd).........................   *       01/15/17      1,897,560
21,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
          Apprec Rfdg.....................................   *       01/15/24      8,317,680
15,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
          Apprec Rfdg.....................................   *       01/15/30      4,106,250
 8,000    Golden St Tob Securitization Ser A-1............  5.750    06/01/47      7,634,080
 2,000    Hesperia, CA Pub Fin Auth Rev Redev & Hsg Proj
          Ser A (XLCA Insd)...............................  5.000    09/01/37      2,055,880
11,200    Los Angeles, CA Uni Sch Dist Ser A-1 Rfdg (MBIA
          Insd) (a).......................................  4.500    01/01/28     11,103,736
 6,695    San Francisco, CA City & Cnty Second Rfdg Ser
          Issue 29 B (FGIC Insd)..........................  5.125    05/01/20      7,022,653
 5,000    Tobacco Sec Auth Southn CA Tob Settlement Sr Ser
          A1..............................................  5.000    06/01/37      4,357,000
 1,600    Turlock, CA Hlth Fac Rev Emanuel Med Ctr Inc....  5.375    10/15/34      1,606,928
 5,000    West Contra Costa CA Uni Election of 2002 Ser B
          (FSA Insd)......................................  5.000    08/01/26      5,193,300
                                                                                ------------
                                                                                 126,639,497
                                                                                ------------
          COLORADO  5.2%
 2,840    Adams Cnty, CO Single Family Mtg Rev Ser A (b)
          (c).............................................  8.875    08/01/10      3,237,458
 5,000    Arapahoe Cnty, CO Wtr & Waste Proj Ser A (MBIA
          Insd)...........................................  5.125    12/01/32      5,202,900
 5,000    Colorado Ed & Cultural Fac Auth Rev Impt Charter
          Sch Peak to Peak Rfdg (XLCA Insd)...............  5.250    08/15/34      5,209,000
 3,000    Colorado Hlth Fac Auth Rev Amern Baptist Home
          Ser A...........................................  5.900    08/01/37      2,966,490
 3,000    Colorado Hlth Fac Auth Rev Covenant Retirement
          Cmntys Inc......................................  5.000    12/01/35      2,845,770
 1,000    Colorado Hlth Fac Auth Rev Evangelical Lutheran
          Ser A...........................................  5.250    06/01/34      1,002,990
 5,000    Colorado Springs, CO Util Rev Sys Sub Lien Impt
          Rfdg Ser A......................................  5.000    11/15/21      5,210,650

 16                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          COLORADO (CONTINUED)
$5,000    Colorado Springs, CO Util Rev Sys Sub Lien Impt
          Rfdg Ser A......................................  5.000%   11/15/29   $  5,092,050
   500    Montezuma Cnty, CO Hosp Dist Hlth Fac Enterprise
          Hosp Rfdg (d)...................................  5.900    10/01/37        500,745
 1,830    North Range Met Dist No 2 CO Ltd Tax............  5.500    12/15/27      1,757,605
 1,500    Park Creek Met Dist CO Rev Sr Ltd Tax Ppty
          Rfdg............................................  5.500    12/01/37      1,535,085
                                                                                ------------
                                                                                  34,560,743
                                                                                ------------
          CONNECTICUT  2.2%
 5,570    Bridgeport, CT Rfdg Ser A (FGIC Insd) (a) (b)...  5.375    08/15/15      6,000,923
 5,900    Bridgeport, CT Rfdg Ser A (FGIC Insd) (a).......  5.375    08/15/16      6,356,454
 1,000    Connecticut St Dev Auth Hlth Fac Rev Alzheimers
          Res Ctr Conn Inc Proj...........................  5.500    08/15/27        968,240
 1,500    Connecticut St Hlth & Ed Fac Auth Rev Hosp for
          Spl Care Ser C (Radian Insd)....................  5.250    07/01/37      1,503,285
                                                                                ------------
                                                                                  14,828,902
                                                                                ------------
          DELAWARE  0.1%
   630    New Castle Cnty, DE Rev Newark Charter Sch Inc
          Proj............................................  5.000    09/01/22        615,409
                                                                                ------------

          DISTRICT OF COLUMBIA  1.3%
 5,150    District Columbia Tax Incrmnt Gallery Place Proj
          (FSA Insd)......................................  5.250    07/01/27      5,394,264
 3,000    Metropolitan Washington DC Arpt Auth Sys Ser A
          (FGIC Insd) (AMT)...............................  5.250    10/01/32      3,062,130
                                                                                ------------
                                                                                   8,456,394
                                                                                ------------
          FLORIDA  4.4%
 1,000    Alachua Cnty, FL Indl Dev Rev North FL
          Retirement Vlg..................................  5.250    11/15/17        978,430
 1,000    Alachua Cnty, FL Indl Dev Rev North FL
          Retirement Vlg..................................  5.875    11/15/36      1,012,480
 5,000    Broward Cnty, FL Arpt Sys Rev Ser J-I (AMBAC
          Insd) (AMT).....................................  5.250    10/01/26      5,119,200
 1,100    Capital Tr Agy FL Rev Ft Lauderdale Proj
          (AMT)...........................................  5.750    01/01/32      1,112,034
   570    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
          Insd)...........................................  5.950    07/01/20        592,389
 2,465    Fiddlers Creek Cmnty Dev Dist No 1 FL Spl Assmt
          Rev.............................................  6.000    05/01/38      2,452,847
 5,000    Grand Bay at Doral Cmnty Dev Dist FL Ser B......  6.000    05/01/17      4,933,500
 1,000    Halifax Hosp Med Ctr FL Hosp Rev Impt Rfdg Ser
          A...............................................  5.250    06/01/26      1,020,520
 1,750    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Tower..........................  5.500    07/01/38      1,682,170
   595    Orange Cnty, FL Tourist Dev Tax Rev (AMBAC Insd)
          (c).............................................  6.000    10/01/16        597,761
 4,765    Orlando, FL Util Commn Wtr Rfdg.................  5.250    10/01/19      5,063,337

See Notes to Financial Statements                                             17

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$1,675    Sarasota Cnty, FL Hlth Fac Auth Retirement Fac
          Rev Vlg On The Isle Proj Rfdg...................  5.500%   01/01/27   $  1,655,252
 3,000    Seminole Tribe, FL Spl Oblig Ser A (e)..........  5.250    10/01/27      3,001,140
                                                                                ------------
                                                                                  29,221,060
                                                                                ------------
          GEORGIA  0.3%
 2,000    Atlanta, GA Tax Allocation Eastside Proj Ser
          B...............................................  5.600    01/01/30      1,925,260
                                                                                ------------

          IDAHO  0.7%
   680    Idaho Hlth Fac Auth Rev Valley Vista Care Corp
          Rfdg............................................  6.125    11/15/27        695,647
 3,750    Idaho Hsg & Fin Assn Single Family Mtg Rev Ser
          E-1 Class I (AMT)...............................  4.900    07/01/38      3,619,800
                                                                                ------------
                                                                                   4,315,447
                                                                                ------------
          ILLINOIS  8.6%
   750    Bartlett, IL Tax Increment Rev Sr Lien Quarry
          Redev Proj Rfdg.................................  5.600    01/01/23        759,563
 1,500    Bolingbrook, IL Sales Tax Rev Bolingbrook (f)... 0/6.250   01/01/24      1,520,070
   500    Chicago, IL Increment Alloc Rev Diversey
          Narragansett Proj (Acquired 08/01/06, Cost
          $533,660) (g)...................................  7.460    02/15/26        522,675
 3,000    Chicago, IL Lakefront Millennium Pkg Fac (MBIA
          Insd)...........................................  5.650    01/01/19      3,296,550
 1,000    Chicago, IL Met Wtr Reclamation Capital Impt
          Bonds (c).......................................  7.000    01/01/11      1,068,800
 8,050    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
          Lien C-2 Rfdg (XLCA Insd) (AMT).................  5.250    01/01/34      8,199,649
 2,010    Chicago, IL Proj Rfdg Ser C (FGIC Insd)
          (Prerefunded @ 7/01/10) (b).....................  5.750    01/01/16      2,144,710
 1,200    Chicago, IL Proj Rfdg Ser C (FGIC Insd) (b).....  5.750    01/01/16      1,276,668
    15    Chicago, IL Single Family Mtg Rev Ser A (GNMA
          Collateralized) (AMT)...........................  7.000    09/01/27         15,390
   885    Chicago, IL Tax Increment Alloc Santn Drain &
          Ship Canal Ser A................................  7.750    01/01/14        904,851
 5,000    Cook Cnty, IL Ser A (FGIC Insd) (Prerefunded @
          5/15/11)........................................  5.500    11/15/31      5,330,050
 1,000    Gilberts, IL Spl Svc Area No 19 Spl Tax Ser 1...  5.375    03/01/16        972,010
 3,000    Hampshire, IL Spl Svc Area No 17 Spl Tax Crown
          Dev Proj Oakstead Ser A.........................  6.000    03/01/45      2,949,330
 1,185    Huntley, IL Increment Alloc Rev Huntley Redev
          Proj Ser A......................................  8.500    12/01/15      1,192,110
 1,500    Illinois Fin Auth Rev Christian Homes Inc Rfdg
          Ser A...........................................  5.750    05/15/31      1,442,775
 1,000    Illinois Fin Auth Rev Kewanee Hosp Proj.........  5.100    08/15/31        906,460
 4,700    Illinois Hsg Dev Auth Rev Homeowner Mtg Sub Ser
          C-2 (AMT).......................................  5.150    08/01/37      4,707,567
 5,000    Illinois St Ser 1 (FSA Insd)....................  5.250    12/01/21      5,326,550

 18                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$9,250    Metropolitan Pier & Expo Auth IL Dedicated St
          Tax Rev Cap Apprec McCormick Rfdg (MBIA Insd)
          (f)............................................. 0/5.400%  06/15/19   $  7,926,602
 1,500    Metropolitan Pier & Expo Auth IL Dedicated St
          Tax McCormick Pl Expn Proj A Rfdg...............  5.500    06/15/27      1,500,795
 2,004    Pingree Grove Village, IL Spl Svc Area No 1 Spl
          Tax Cambridge Lakes Proj Ser 05.................  5.250    03/01/15      2,026,625
 1,500    Plano, IL Spl Svc Area No 6 Spl Tax Lakewood
          Springs Club Proj...............................  5.800    03/01/37      1,437,750
   549    Volo Vlg, IL Spl Svc Area No 3 Symphony Meadows
          Proj Ser 1......................................  6.000    03/01/36        541,237
   994    Yorkville, IL Utd City Spl Svc Area Spl Tax No
          2004-107 Raintree Vlg IL Proj...................  6.250    03/01/35      1,011,276
                                                                                ------------
                                                                                  56,980,063
                                                                                ------------
          INDIANA  2.6%
 4,350    Indiana Hlth & Ed Fac Fin Cmnty Fndtn Northwest
          IN..............................................  5.500    03/01/37      4,346,651
 5,000    Indiana Hlth Fac Fin Auth Hosp Rev Cmnty Proj
          Ser A (AMBAC Insd)..............................  5.000    05/01/35      5,086,650
 1,860    Indiana Hlth Fac Fin Auth Rev Hoosier Care Proj
          Ser A...........................................  7.125    06/01/34      1,889,481
   550    Indianapolis, IN Loc Pub Impt Ser D.............  6.750    02/01/14        615,224
   140    Saint Joseph Cnty, IN Redev Dist Tax Increment
          Rev Ser B (b)...................................   *       06/30/11        105,770
   140    Saint Joseph Cnty, IN Redev Dist Tax Increment
          Rev Ser B (b)...................................   *       06/30/12         97,966
   135    Saint Joseph Cnty, IN Redev Dist Tax Increment
          Rev Ser B (b)...................................   *       06/30/13         87,491
   130    Saint Joseph Cnty, IN Redev Dist Tax Increment
          Rev Ser B (b)...................................   *       06/30/14         78,029
   130    Saint Joseph Cnty, IN Redev Dist Tax Increment
          Rev Ser B (b)...................................   *       06/30/15         72,277
   135    Saint Joseph Cnty, IN Redev Dist Tax Increment
          Rev Ser B (b)...................................   *       06/30/16         69,516
   225    Saint Joseph Cnty, IN Redev Dist Tax Increment
          Rev Ser B (b)...................................   *       06/30/17        107,311
 3,295    Vigo Cnty, IN Elem Sch Bldg First Mtg Impt &
          Rfdg (FSA Insd) (Prerefunded @ 1/10/13).........  5.250    01/10/22      3,553,460
 1,500    Vigo Cnty, IN Hosp Auth Rev Union Hosp Inc
          (Acquired 06/27/07, Cost $1,483,680) (g)........  5.500    09/01/27      1,460,985
                                                                                ------------
                                                                                  17,570,811
                                                                                ------------
          IOWA  1.3%
 1,125    Coralville, IA Ctf Partn Ser D..................  5.250    06/01/26      1,154,070
 1,100    Iowa Fin Auth Hlthcare Fac Rev Madrid Home
          Proj............................................  5.750    11/15/24      1,101,584
 2,400    Iowa Fin Auth Hosp Fac Rev Trinity Regl Hosp
          Proj (FSA Insd).................................  5.750    07/01/17      2,452,008

See Notes to Financial Statements                                             19

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          IOWA (CONTINUED)
$1,000    Jefferson Cnty, IA Hosp Rev Jefferson Cnty Hosp
          Proj Ser C......................................  5.950%   08/01/37   $    995,750
 1,000    Tobacco Settlement Auth IA Tob Settlement Rev
          Ser C...........................................  5.375    06/01/38        908,200
 2,500    Tobacco Settlement Auth IA Tob Settlement Rev
          Ser C...........................................  5.625    06/01/46      2,336,375
                                                                                ------------
                                                                                   8,947,987
                                                                                ------------
          KANSAS  3.0%
 1,100    Labette Cnty, KS Hosp Rev Rfdg & Impt Ser A.....  5.750    09/01/37      1,101,595
 6,620    Lawrence, KS Hosp Rev Lawrence Mem Hosp.........  5.125    07/01/36      6,679,911
 3,000    Lenexa, KS Hlthcare Fac Rev Rfdg & Impt.........  5.500    05/15/39      2,988,630
 1,600    Manhattan, KS Hlthcare Fac Rev Meadowlark Hills
          Retirement Ser A................................  5.000    05/15/24      1,459,696
   800    Manhattan, KS Hlthcare Fac Rev Meadowlark Hills
          Retirement Ser A................................  5.000    05/15/36        683,416
   400    Manhattan, KS Hlthcare Fac Rev Meadowlark Hills
          Retirement Ser B................................  5.125    05/15/42        346,576
 6,600    Sedgwick Cnty, KS Uni Sch Dist No 259 Wichita
          (MBIA Insd) (b).................................  5.625    09/01/13      6,953,628
                                                                                ------------
                                                                                  20,213,452
                                                                                ------------
          MARYLAND  1.9%
 4,500    Gaithersburg, MD Econ Dev Rev Asbury MD Oblig
          Group Ser A.....................................  5.125    01/01/36      4,349,745
 1,000    Howard Cnty, MD Retirement Cmnty Vantage House
          Fac Ser B Rfdg..................................  5.250    04/01/37        918,100
 5,605    Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev
          (AMT)...........................................  5.050    09/01/32      5,606,850
   600    Maryland St Hlth & Higher Edenwald Ser A........  5.400    01/01/37        591,696
 1,250    Prince Georges Cnty, MD Spl Oblig Natl Harbor
          Proj............................................  5.200    07/01/34      1,188,437
                                                                                ------------
                                                                                  12,654,828
                                                                                ------------
          MASSACHUSETTS  3.5%
 2,400    Massachusetts St Dev Fin Agy Rev Linden Ponds
          Inc Fac Ser A...................................  5.750    11/15/35      2,358,768
 3,500    Massachusetts St Hlth & Ed Fac Auth Rev Ser G
          (MBIA Insd).....................................  5.000    07/01/13      3,503,570
 2,000    Massachusetts St Hlth & Ed Fac Auth Rev Univ MA
          Mem Issue Ser D.................................  5.000    07/01/33      1,936,520
 1,500    Massachusetts St Hsg Fin Agy Hsg Rev Single
          Family Ser 130 (AMT)............................  5.000    12/01/37      1,471,245
 2,650    Massachusetts St Indl Fin Agy Rev First Mtg
          Reeds Landing Proj (Prerefunded @ 10/01/08).....  7.450    10/01/28      2,820,103
10,000    Massachusetts St Rites PA 1290 (FSA Insd) (a)...  5.000    03/01/24     10,838,350
                                                                                ------------
                                                                                  22,928,556
                                                                                ------------

 20                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          MICHIGAN  3.0%
$  775    Detroit, MI Loc Dev Fin Auth Tax Increment Sub
          Ser C (Acquired 09/08/97, Cost $775,000) (g)....  6.850%   05/01/21   $    791,283
 5,000    Detroit, MI Sew Disp Rev Sr Lien Ser A (FGIC
          Insd) (Prerefunded @ 7/01/11)...................  5.125    07/01/31      5,275,400
 5,000    Michigan St Strategic Fd Detroit Edison Co Proj
          Rfdg Ser C (XLCA Insd) (AMT)....................  5.450    12/15/32      5,167,300
 1,840    Michigan St Strategic Fd Solid Genesee Pwr Stad
          Proj Rfdg (AMT).................................  7.500    01/01/21      1,839,705
 2,000    Michigan Tob Settlement Fin Auth Tob Settlement
          Asset Sr Ser A..................................  6.000    06/01/48      1,999,500
 5,000    Western Townships MI Utils Ser A Rfdg (MBIA
          Insd)...........................................  5.250    01/01/16      5,172,700
                                                                                ------------
                                                                                  20,245,888
                                                                                ------------
          MINNESOTA  1.4%
 1,000    Columbia Heights, MN Multi-Family & Hlthcare Fac
          Rev Crest View Corp Proj Ser A Rfdg.............  5.700    07/01/42        958,410
 1,000    Dakota Cnty, MN Cmnty Dev Agy Multi-Family Hsg
          Rev Commons Marice Proj Rfdg Ser A..............  5.000    05/01/42        856,770
   550    Inver Grove Heights, MN Presbyterian Homes Care
          Rfdg............................................  5.500    10/01/33        520,927
 2,000    Minneapolis, MN Hsg & Hlthcare Fac Rev
          Providence Proj Ser A Rfdg......................  5.625    10/01/27      1,960,020
   150    North Oaks, MN Sr Hsg Rev Presbyterian Homes
          North Oaks......................................  6.000    10/01/27        152,082
   425    North Oaks, MN Sr Hsg Rev Presbyterian Homes
          North Oaks......................................  6.000    10/01/33        428,494
   125    North Oaks, MN Sr Hsg Rev Presbyterian Homes
          North Oaks......................................  6.125    10/01/39        126,021
 2,000    Saint Paul, MN Hsg & Redev Auth Hlthcare Fac Rev
          Hlth Partners Oblig Grp Proj....................  5.250    05/15/36      1,980,860
 2,000    Saint Paul, MN Hsg & Redev Auth Hosp Rev Hlth
          East Proj.......................................  6.000    11/15/35      2,078,640
                                                                                ------------
                                                                                   9,062,224
                                                                                ------------
          MISSOURI  3.8%
 1,000    Carthage, MO Hosp Rev...........................  5.750    04/01/22        999,020
 1,000    Carthage, MO Hosp Rev...........................  5.875    04/01/30      1,004,310
 3,000    Kansas City, MO Indl Dev Auth Plaza Lib Proj....  6.000    03/01/16      3,072,780
   500    Kansas City, MO Tax Increment Fin Comm Tax
          Increment Rev Kansas City MO Maincor Proj Ser
          A...............................................  5.250    03/01/18        495,040
 2,275    Missouri Jt Muni Elec Util Comnty Pwr Proj Rev
          Plum Point Proj (MBIA Insd).....................  5.000    01/01/26      2,369,321
 1,200    Missouri St Hlth & Ed Fac Auth Rev Sr Living Fac
          Lutheran Rfdg Ser B.............................  5.125    02/01/27      1,197,000
 3,325    Raytown Mo Annual Raytown Live Redev Plan Proj
          1...............................................  5.125    12/01/31      3,325,998
 1,300    Saint Louis Cnty, MO Indl Dev Auth Hlth Fac Rev
          Ranken Jordan Proj Rfdg.........................  5.000    11/15/35      1,161,446

See Notes to Financial Statements                                             21

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          MISSOURI (CONTINUED)
$1,000    Saint Louis Cnty, MO Indl Dev Auth Sr Living Fac
          Rev Friendship Vlg West Cnty Ser A..............  5.375%   09/01/21   $  1,024,690
 3,000    Saint Louis Cnty, MO Indl Dev Auth Sr Living Fac
          Rev Friendship Vlg West Cnty Ser A..............  5.500    09/01/28      3,044,550
   500    Saint Louis Cnty, MO Indl Dev Auth Sr Living Fac
          Rev St Andrews Res for Srs Ser A................  6.375    12/01/30        506,285
 1,250    Saint Louis Cnty, MO Indl Dev Auth Sr Living Fac
          Rev St Andrews Res for Srs Ser A................  6.375    12/01/41      1,261,025
   300    Saint Louis, MO Tax Increment Rev Scullin Redev
          Area Ser A...................................... 10.000    08/01/10        328,317
 2,745    Springfield, MO Pub Bldg Corp Leasehold Rev
          (AMBAC Insd) (AMT) (a)..........................  4.550    07/01/29      2,562,670
 3,355    Springfield, MO Pub Bldg Corp Leasehold Rev
          (AMBAC Insd) (AMT) (a)..........................  4.600    07/01/36      3,132,153
                                                                                ------------
                                                                                  25,484,605
                                                                                ------------
          MONTANA  0.2%
 1,000    Forsyth, MT Pollutn Ctl Rev Northwestn Corp
          Colstrip Rfdg (AMBAC Insd)......................  4.650    08/01/23      1,002,890
                                                                                ------------

          NEVADA  1.3%
 5,300    Clark Cnty, NV Indl Dev Rev Southwest Gas Corp
          Proj Ser A (FGIC Insd) (a)......................  4.750    09/01/36      5,059,407
   655    Mesquite, NV Spl Impt Dist No 07-01 Loc Impt
          Anthem at Mesquite..............................  5.850    08/01/18        665,965
   560    Mesquite, NV Spl Impt Dist No 07-01 Loc Impt
          Anthem at Mesquite..............................  6.000    08/01/27        563,461
 2,490    Reno, NV Hosp Rev Renown Regl Med Ctr Proj Ser A
          (a).............................................  5.250    06/01/37      2,511,525
                                                                                ------------
                                                                                   8,800,358
                                                                                ------------
          NEW HAMPSHIRE  0.4%
   700    New Hampshire Higher Ed & Hlth Fac Auth Rev
          (b).............................................  8.800    06/01/09        738,171
   330    New Hampshire Higher Ed & Hlth Fac Auth Rev
          Daniel Webster College Issue Rfdg (b)...........  6.100    07/01/09        331,713
   585    New Hampshire St Business Fin Auth Elec Fac Rev
          Plymouth Cogeneration (AMT) (Acquired 06/29/93,
          Cost $572,582) (g)..............................  7.750    06/01/14        593,090
 1,000    New Hampshire St Business Fin Auth Rev Alice
          Peck Day Hlth Sys Ser A (Prerefunded @
          10/01/09).......................................  6.875    10/01/19      1,076,650
                                                                                ------------
                                                                                   2,739,624
                                                                                ------------
          NEW JERSEY  6.0%
   375    Burlington Cnty, NJ Bridge Comm Econ Dev Rev The
          Evergreens Proj (d).............................  5.625    01/01/38        374,152
 3,250    Landis, NJ Sew Auth Rev (FGIC Insd) (h).........  7.940    09/19/19      3,845,530
 3,905    Middlesex Cnty, NJ Util Auth Swr Rev Rfdg Ser A
          (MBIA Insd).....................................  6.250    08/15/10      4,064,871

 22                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          NEW JERSEY (CONTINUED)
$2,000    New Jersey Econ Dev Auth Cig Tax................  5.750%   06/15/34   $  2,101,360
   750    New Jersey Econ Dev Auth Retirement Cmnty Rev
          Seabrook Vlg Inc Fac Rfdg.......................  5.250    11/15/26        715,980
   190    New Jersey St Tpk Auth Tpk Rev Ser C (MBIA Insd)
          (c).............................................  6.500    01/01/16        219,055
   565    New Jersey St Tpk Auth Tpk Rev Ser C (MBIA
          Insd)...........................................  6.500    01/01/16        648,219
 2,725    New Jersey St Tpk Auth Tpk Rev Ser C (MBIA Insd)
          (c).............................................  6.500    01/01/16      3,141,707
 5,710    New Jersey St Trans Corp Ctf Fed Trans Admin Gnt
          Ser A (AMBAC Insd)..............................  5.750    09/15/10      5,934,631
10,000    New Jersey St Trans Corp Ctf Fed Trans Admin Gnt
          Ser B (AMBAC Insd) (Prerefunded @ 9/15/10)......  6.000    09/15/15     10,693,500
 2,000    Tobacco Settlement Fin Corp NJ Ser 1A...........  4.750    06/01/34      1,665,780
 8,000    Tobacco Settlement Fin Corp NJ (a)..............  5.000    06/01/41      6,780,878
                                                                                ------------
                                                                                  40,185,663
                                                                                ------------
          NEW YORK  10.9%
 5,000    Metropolitan Trans Auth NY Rev Ser B (FGIC
          Insd)...........................................  5.250    11/15/18      5,377,400
 5,000    New York City Hsg Dev Multi Family Rev Ser K
          (AMT)...........................................  5.000    11/01/37      4,919,500
 2,500    New York City Indl Dev Agy Polytechnic Univ Proj
          (ACA Insd)......................................  5.250    11/01/37      2,468,200
 3,000    New York City Indl Dev Agy Rev Liberty 7 World
          Trade Ctr Ser A.................................  6.250    03/01/15      3,137,460
 2,300    New York City Indl Dev Agy Spl Fac Rev Amern Air
          JFK Intl Arpt (AMT).............................  7.625    08/01/25      2,611,029
 1,000    New York City Indl Dev Agy Spl Fac Rev Amern
          Airl JFK Intl Arpt (AMT)........................  7.750    08/01/31      1,143,810
 2,845    New York City Ser B (MBIA Insd).................  5.875    08/01/15      3,042,301
14,515    New York City Ser B (MBIA Insd) (Prerefunded @
          8/01/10)........................................  5.875    08/01/15     15,572,563
10,000    New York City Ser C (MBIA Insd) (a).............  5.000    06/15/27     10,424,800
10,000    New York City Transitional Fin Auth Future Tax
          Secd Ser C (AMBAC Insd) (a).....................  5.250    08/01/19     10,664,850
   750    New York Liberty Dev Corp Rev Natl Sports Museum
          Proj Ser A (Acquired 08/07/06, Cost $750,000)
          (g) (i).........................................  6.125    02/15/19        764,992
    20    New York St Dorm Auth Rev St Supported Debt 2007
          Mental Ser A....................................  5.750    02/15/11         20,433
    15    New York St Dorm Auth Rev St Supported Debt 2007
          Mental Ser A....................................  5.750    02/15/12         15,325
 2,500    New York St Energy Resh & Dev Auth Gas Fac Rev
          (h).............................................  7.129    04/01/20      2,657,875
 3,000    New York St Energy Resh & Dev Auth Gas Fac Rev
          Brooklyn Union Gas Ser B (AMT) (h)..............  8.854    07/01/26      3,172,500

See Notes to Financial Statements                                             23

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$1,300    Seneca Nation Indians Cap Impt Auth NY Spl Oblig
          Ser A (e).......................................  5.000%   12/01/23   $  1,243,736
 5,000    Triborough Brdg & Tunl Auth NY Gen Rfdg Ser B...  5.000    11/15/22      5,198,550
                                                                                ------------
                                                                                  72,435,324
                                                                                ------------
          NORTH CAROLINA  3.1%
 2,000    Charlotte Mecklenberg Hosp Auth NC Hlthcare Fac
          Rev Ser A (Prerefunded @ 1/15/15)...............  5.000    01/15/45      2,158,740
 1,100    North Carolina Med Care Commn Hlthcare Fac Rev
          First Mtg Salemtowne Proj Rfdg..................  5.100    10/01/30      1,034,759
 2,000    North Carolina Med Care Commn Retirement Fac Rev
          First Mtg Forest at Duke Rfdg...................  5.125    09/01/27      1,980,220
 8,500    North Carolina Muni Pwr Agy Ser A (MBIA Insd)...  5.250    01/01/19      9,038,220
 6,160    North Carolina Med Care Commn Hlth Sys Rev
          Mission Hlth Combined Group (a).................  5.000    10/01/36      6,225,265
                                                                                ------------
                                                                                  20,437,204
                                                                                ------------
          NORTH DAKOTA  0.5%
 1,000    Grand Forks, ND Sr Hsg Rev 4000 Vly Square Proj
          Rfdg............................................  5.200    12/01/26        932,120
 1,125    Ward Cnty, ND Hlthcare Fac Rev Trinity Obligated
          Group Rfdg......................................  5.125    07/01/25      1,128,848
 1,000    Ward Cnty, ND Hlthcare Fac Rev Trinity Obligated
          Group Rfdg......................................  5.125    07/01/29        988,290
                                                                                ------------
                                                                                   3,049,258
                                                                                ------------
          OHIO  2.0%
 3,340    Adams Cnty Hosp Fac Impt Rev Adams Cnty Hosp
          Proj............................................  6.250    09/01/20      3,138,431
   500    Cuyahoga Cnty, OH Hlthcare Indpt Living Fac Rev
          Eliza Jennings Sr Care Ser A....................  5.750    05/15/27        493,020
 6,000    Hamilton Cnty, OH Hlthcare Rev Life Rev Life
          Enriching Cmnty Proj Rfdg Ser A.................  5.000    01/01/37      5,669,580
 3,000    Ohio St Higher Ed Fac Commn Rev Hosp-Univ Hosp
          Hlth Sys Inc Ser A..............................  5.250    01/15/46      3,019,500
 1,000    Tuscarawas Cnty, OH Hosp Fac Rev Twin City Hosp
          Proj............................................  6.100    11/01/22        998,950
                                                                                ------------
                                                                                  13,319,481
                                                                                ------------
          OKLAHOMA  0.4%
 2,250    Oklahoma City, OK Pub Ppty Auth Hotel Tax Rev
          (FGIC Insd).....................................  5.250    10/01/29      2,370,915
   240    Oklahoma Hsg Fin Agy Single Family Rev Mtg Class
          B (GNMA Collateralized) (AMT)...................  7.997    08/01/18        257,650
                                                                                ------------
                                                                                   2,628,565
                                                                                ------------
          OREGON  1.0%
 5,000    Oregon Hlth Sciences Univ Insd Ser A (MBIA
          Insd)...........................................  5.250    07/01/22      5,286,150
 1,000    Port Morrow, OR Pollutn Ctl Portland Rfdg.......  5.200    05/01/33      1,017,520
                                                                                ------------
                                                                                   6,303,670
                                                                                ------------

 24                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          PENNSYLVANIA  1.4%
$2,000    Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Sys
          West PA Ser A...................................  5.000%   11/15/28   $  1,877,020
 1,885    Montgomery Cnty, PA Indl Dev Auth Rev Mtg
          Whitemarsh Continuing Care Proj.................  6.250    02/01/35      1,932,690
 5,250    Philadelphia, PA Auth Indl Dev Lease Rev Ser B
          (FSA Insd)......................................  5.500    10/01/16      5,654,513
                                                                                ------------
                                                                                   9,464,223
                                                                                ------------
          RHODE ISLAND  0.6%
 1,075    Rhode Island Hsg & Mtg Fin Corp Homeownership
          Oppty-57-B (AMT)................................  5.350    10/01/37      1,092,458
   710    Rhode Island St Econ Dev Corp Rev (b)...........  7.250    07/01/10        732,613
 2,000    Rhode Island St Hlth & Ed Bldg Higher Ed Johnson
          & Wales Rfdg (XLCA Insd)........................  5.375    04/01/19      2,122,860
                                                                                ------------
                                                                                   3,947,931
                                                                                ------------
          SOUTH CAROLINA  0.7%
   700    Piedmont Muni Pwr Agy SC Elec Rev Rfdg..........  5.000    01/01/25        699,965
   500    South Carolina Jobs Econ Dev Auth Hlth Fac Rev
          First Mtg Wesley Commons Rfdg...................  5.125    10/01/26        454,740
   500    South Carolina Jobs Econ Dev Auth Hlthcare Fac
          Rev First Mtg Lutheran Homes Rfdg...............  5.125    05/01/13        496,025
   500    South Carolina Jobs Econ Dev Auth Hlthcare Fac
          Rev First Mtg Lutheran Homes Rfdg...............  5.000    05/01/12        496,740
 1,000    South Carolina Jobs Econ Dev Auth Rev Woodlands
          at Furman Proj Ser A (d)........................  6.000    11/15/27      1,009,340
   200    South Carolina Jobs Econ Dev Auth Hlthcare Fac
          Rev First Mtg Lutheran Homes Rfdg...............  5.000    05/01/15        194,698
 1,000    South Carolina Jobs Econ Dev Auth Hlthcare Fac
          Rev First Mtg Lutheran Homes Rfdg...............  5.625    05/01/42        951,800
                                                                                ------------
                                                                                   4,303,308
                                                                                ------------
          SOUTH DAKOTA  0.4%
 2,010    South Dakota Hsg Dev Auth Homeownership Mtg Ser
          E (AMT) (Acquired 11/30/06, Cost $2,100,000) (g)
          (h).............................................  5.648    05/01/36      1,421,271
 1,250    South Dakota St Hlth & Ed Fac Auth Rev Sioux Vly
          Hosp & Hlth Sys A...............................  5.250    11/01/34      1,281,525
                                                                                ------------
                                                                                   2,702,796
                                                                                ------------
          TENNESSEE  1.0%
 1,000    Chattanooga, TN Hlth Ed & Hsg Fac Brd Rev CDFI
          Phase I LLC Proj Rfdg Ser A.....................  5.000    10/01/25        957,070
 4,000    Elizabethton, TN Hlth & Ed Fac Brd Rev Rfdg Ser
          B (MBIA Insd) (b)...............................  7.750    07/01/29      4,695,240
 1,000    Sullivan Cnty, TN Hlth Ed & Hsg Fac Brd Hosp Rev
          Wellmont Hlth Sys Proj Ser C....................  5.250    09/01/36        986,050
                                                                                ------------
                                                                                   6,638,360
                                                                                ------------

See Notes to Financial Statements                                             25

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          TEXAS  9.1%
$2,000    Alliance Arpt Auth Inc TX Spl Fac Rev FedEx Corp
          Proj Rfdg (AMT).................................  4.850%   04/01/21   $  1,963,280
   450    Angelina & Neches Riv Auth TX Indl Dev Corp
          Environmental Aspen Pwr LLC Proj Ser A (AMT)....  6.500    11/01/29        443,282
   500    Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev Saint
          Luke's Lutheran Hosp (c)........................  7.000    05/01/21        636,345
 3,170    Brazos Riv Auth TX Pollutn Ctl Rev Adj TXU Elec
          Co Proj Rfdg Ser C (AMT)........................  5.750    05/01/36      3,159,317
 5,000    Dallas-Fort Worth, TX Intl Arpt Rev Jt Impt &
          Rfdg Ser A (FGIC Insd) (AMT)....................  5.500    11/01/31      5,175,650
 5,000    Harris Cnty-Houston, TX Sports Auth Spl Rev Jr
          Lien Rfdg Ser B (MBIA Insd).....................  5.250    11/15/40      5,130,900
10,000    Houston, TX Hotel Occupancy Tax Convention &
          Entmt Ser B (AMBAC Insd)........................  5.750    09/01/14     10,753,600
 7,500    Lower CO Riv Auth TX Rev Rfdg Ser A (FSA Insd)
          (Acquired 10/20/99, Cost $7,623,805) (g) (h)....  7.607    05/15/14      8,174,025
 6,250    Lower CO Riv Auth TX Rev Rfdg Ser A (FSA Insd)
          (Acquired 10/20/99, Cost $6,312,134) (g) (h)....  7.607    05/15/15      6,811,687
 3,250    Lower CO Riv Auth TX Rev Rfdg Ser A (FSA Insd)
          (Acquired 10/20/99, Cost $3,254,875) (g) (h)....  7.607    05/15/16      3,543,182
   625    Lufkin, TX Hlth Fac Dev Corp Hlth Sys Rev
          Memorial Hlth Sys East TX (d)...................  5.500    02/15/37        626,300
 2,000    Metropolitan Hlth Fac Dev Corp TX Wilson N Jones
          Mem Hosp Proj...................................  7.200    01/01/21      2,055,840
 2,200    Tarrant Cnty, TX Cultural Ed Fac Fin Corp
          Retirement Fac C C Young Mem Hom Proj...........  5.750    02/15/25      2,181,960
 1,500    Tarrant Cnty, TX Cultural Ed Fac Fin Corp
          Retirement Fac C C Young Mem Hom Proj...........  5.750    02/15/29      1,477,230
   500    Tarrant Cnty, TX Cultural Ed Fac Fin Corp Fac
          Retirement Buckner Retirement Svc Inc Proj......  5.000    11/15/17        526,290
 1,500    Tarrant Cnty, TX Cultural Ed Fac Fin Corp
          Retirement Fac Buckingham Sr Living Cmnty Inc...  5.750    11/15/37      1,461,150
 5,000    Tarrant Cnty, TX Cultural Ed Fac Fin Corp
          Retirement Fac Buckner Retirement Svcs Inc
          Proj............................................  5.250    11/15/37      5,100,100
   975    Texas St Dept Hsg & Cmnty Affairs Home Mtg Rev
          Coll Rfdg Ser C-2 (GNMA Collateralized) (AMT)
          (h).............................................  9.160    07/02/24      1,031,696
                                                                                ------------
                                                                                  60,251,834
                                                                                ------------
          UTAH  1.9%
 1,340    Hildale, UT Elec Rev Gas Turbine Elec Fac Proj
          (j).............................................  7.800    09/01/15        412,050
 1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac Proj
          (j).............................................  7.800    09/01/25        307,500
 1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac Proj
          (j).............................................  8.000    09/01/20        307,500
11,000    Salt Lake City, UT Hosp Rev IHC Hosp Inc Rfdg...  6.150    02/15/12     11,825,330
                                                                                ------------
                                                                                  12,852,380
                                                                                ------------

 26                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          VERMONT  0.3%
$1,000    Vermont Econ Dev Auth Mtg Wake Robin Corp Proj
          Ser A...........................................  5.375%   05/01/36   $    957,070
 1,000    Vermont Ed & Hlth Bldg Fin Agy Rev Bennington
          College Proj....................................  6.625    10/01/29      1,026,740
                                                                                ------------
                                                                                   1,983,810
                                                                                ------------
          VIRGINIA  1.7%
 1,300    Lexington, VA Indl Dev Auth Res Care Fac Rev Mtg
          Kendal at Lexington Ser A.......................  5.500    01/01/37      1,239,979
 1,000    Peninsula Town Ctr Cmnty Dev Auth VA Spl
          Oblig...........................................  6.450    09/01/37      1,035,120
 4,000    Virginia St Hsg Auth Dev Auth Ser B (AMT) (a)...  4.850    01/01/36      3,830,700
 5,840    Virginia St Hsg Auth Dev Auth Rental Hsg Ser D
          (AMT) (a).......................................  4.650    01/01/39      5,435,405
                                                                                ------------
                                                                                  11,541,204
                                                                                ------------
          WASHINGTON  2.2%
 8,000    King Cnty, WA Sch Dist No 411 (FGIC Insd) (b)...  5.250    12/01/20      8,542,560
 1,440    Skagit Cnty, WA Pub Hosp Dist No 001 Rev Skagit
          VY Hosp.........................................  5.750    12/01/32      1,490,904
 5,000    Washington St Hsg Fin Commn Single Family Prog
          Ser 2A (GNMA Collateralized) (AMT)..............  4.700    12/01/38      4,685,400
                                                                                ------------
                                                                                  14,718,864
                                                                                ------------
          WEST VIRGINIA  0.0%
   250    Ohio Cnty, W VA Cnty Commn Tax Increment Rev
          Fort Henry Centre Fin Dist Ser A................  5.850    06/01/34        249,808
                                                                                ------------

          WISCONSIN  2.7%
 4,000    Wisconsin Hsg & Econ Dev Auth Home Ownership Rev
          Ser A (a).......................................  4.800    03/01/38      3,807,720
 6,000    Wisconsin Hsg & Econ Dev Auth Home Ownership Rev
          Ser C (AMT) (a).................................  5.125    09/01/28      6,037,890
 8,000    Wisconsin Hsg & Econ Dev Auth Home Ownership Rev
          Ser C (AMT) (a).................................  5.200    03/01/38      8,050,520
                                                                                ------------
                                                                                  17,896,130
                                                                                ------------
TOTAL INVESTMENTS  114.2%
  (Cost $748,288,630)........................................................    758,913,607
LIABILITY FOR FLOATING RATE NOTE OBLIGATIONS RELATED TO SECURITIES HELD  (14.6%)
  (Cost $97,050,000)
(97,050)  Notes with interest rates ranging from 3.88% to 4.00% at September
          30, 2007 and contractual maturities of collateral ranging from 2015
          to 2041 (See Note 1) (k)...........................................    (97,050,000)
                                                                                ------------

See Notes to Financial Statements                                             27

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                                              VALUE
--------------------------------------------------------------------------------------------
TOTAL NET INVESTMENTS  $99.6%
  (Cost $651,238,630)........................................................   $661,863,607
OTHER ASSETS IN EXCESS OF LIABILITIES  0.4%..................................      2,793,673
                                                                                ------------

NET ASSETS 100.0%............................................................   $664,657,280
                                                                                ============

Percentages are calculated as a percentage of net assets.

*   Zero coupon bond

(a) Underlying security related to Inverse Floaters entered into by the Fund. See Notes 1 and 6.B.

(b) The Fund owns 100% of the outstanding bond issuance.

(c) Escrowed to Maturity

(d) Security purchased on a when-issued or delayed delivery basis.

(e) 144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(f) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(g) This security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 3.6% of net assets.

(h) Inverse Floating Rate

(i) All or portion of this security has been physically segregated in connection with open futures contracts.

(j) Non-income producing security.

(k) Floating rate notes. The interest rates shown reflect rates in effect at September 30, 2007.

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

MBIA--Municipal Bond Investors Assurance Corp.

Radian--Radian Asset Assurance

XLCA--XL Capital Assurance Inc.

 28                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

FUTURES CONTRACTS OUTSTANDING AS OF SEPTEMBER 30, 2007:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
U.S. Treasury Bond Futures, December 2007 (Current Notional
  Value of $111,344 per contract)...........................     238         $209,821
                                                                ----         --------

See Notes to Financial Statements                                             29

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2007

ASSETS:
Total Investments (Cost $748,288,630).......................  $758,913,607
Receivables:
  Interest..................................................     8,943,290
  Fund Shares Sold..........................................       942,594
  Investments Sold..........................................        50,000
Other.......................................................       248,373
                                                              ------------
    Total Assets............................................   769,097,864
                                                              ------------
LIABILITIES:
Floating Rate Note Obligations..............................    97,050,000
Payables:
  Investments Purchased.....................................     2,508,712
  Fund Shares Repurchased...................................     1,730,999
  Custodian Bank............................................     1,536,080
  Income Distributions......................................       618,421
  Investment Advisory Fee...................................       266,461
  Distributor and Affiliates................................       223,569
Trustees' Deferred Compensation and Retirement Plans........       324,249
Accrued Expenses............................................       182,093
                                                              ------------
    Total Liabilities.......................................   104,440,584
                                                              ------------
NET ASSETS..................................................  $664,657,280
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $687,071,234
Net Unrealized Appreciation.................................    10,834,798
Accumulated Undistributed Net Investment income.............     3,475,267
Accumulated Net Realized Loss...............................   (36,724,019)
                                                              ------------
NET ASSETS..................................................  $664,657,280
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $625,933,640 and 43,815,102 shares of
    beneficial interest issued and outstanding).............  $      14.29
    Maximum sales charge (4.75%* of offering price).........          0.71
                                                              ------------
    Maximum offering price to public........................  $      15.00
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $20,941,784 and 1,468,051 shares of
    beneficial interest issued and outstanding).............  $      14.27
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $17,389,785 and 1,221,001 shares of
    beneficial interest issued and outstanding).............  $      14.24
                                                              ============
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $392,071 and 27,444 shares of beneficial
    interest issued and outstanding)........................  $      14.29
                                                              ============

*   On sales of $100,000 or more, the sales charge will be reduced.

 30                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended September 30, 2007

INVESTMENT INCOME:
Interest....................................................  $ 36,811,207
                                                              ------------
EXPENSES:
Interest and Residual Trust Expenses........................     2,766,200
Investment Advisory Fee.....................................     3,266,018
Distribution (12b-1) and Service Fees
  Class A...................................................     1,561,700
  Class B...................................................       258,123
  Class C...................................................       160,732
Transfer Agent Fees.........................................       374,072
Accounting and Administrative Expenses......................       149,789
Professional Fees...........................................       106,216
Reports to Shareholders.....................................       103,292
Registration Fees...........................................        56,446
Trustees' Fees and Related Expenses.........................        42,365
Custody.....................................................        37,992
Other.......................................................        36,494
                                                              ------------
    Total Expenses..........................................     8,919,439
    Less Credits Earned on Cash Balances....................        23,064
                                                              ------------
    Net Expenses............................................     8,896,375
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 27,914,832
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ (1,881,199)
  Futures...................................................    (2,659,055)
                                                              ------------
Net Realized Loss...........................................    (4,540,254)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    30,434,316
                                                              ------------
  End of the Period:
    Investments.............................................    10,624,977
    Futures.................................................       209,821
                                                              ------------
                                                                10,834,798
                                                              ------------
Net Unrealized Depreciation During the Period...............   (19,599,518)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(24,139,772)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  3,775,060
                                                              ============

See Notes to Financial Statements                                             31

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                          FOR THE               FOR THE
                                                         YEAR ENDED            YEAR ENDED
                                                     SEPTEMBER 30, 2007    SEPTEMBER 30, 2006
                                                     ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................    $  27,914,832          $ 27,665,939
Net Realized Loss..................................       (4,540,254)           (5,627,230)
Net Unrealized Appreciation/Depreciation During the
  Period...........................................      (19,599,518)           11,427,554
                                                       -------------          ------------
Change in Net Assets from Operations...............        3,775,060            33,466,263
                                                       -------------          ------------

Distributions from Net Investment Income:
  Class A Shares...................................      (27,862,124)          (26,130,470)
  Class B Shares...................................         (951,197)           (1,254,229)
  Class C Shares...................................         (595,050)             (498,465)
  Class I Shares...................................          (53,788)              (60,090)
                                                       -------------          ------------
Total Distributions................................      (29,462,159)          (27,943,254)
                                                       -------------          ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................      (25,687,099)            5,523,009
                                                       -------------          ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................      128,071,880            86,101,699
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................       21,913,353            19,662,764
Cost of Shares Repurchased.........................     (118,477,242)          (91,989,700)
                                                       -------------          ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................       31,507,991            13,774,763
                                                       -------------          ------------
TOTAL INCREASE IN NET ASSETS.......................        5,820,892            19,297,772
NET ASSETS:
Beginning of the Period............................      658,836,388           639,538,616
                                                       -------------          ------------
End of the Period (Including accumulated
  undistributed net investment income of $3,475,267
  and $5,044,228, respectively)....................    $ 664,657,280          $658,836,388
                                                       =============          ============

 32                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

Statement of Cash Flows
For the Year Ended September 30, 2007

CHANGE IN NET ASSETS FROM OPERATIONS........................  $   3,775,060
                                                              -------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Provided by Operating Activities:
  Purchases of Investments..................................   (293,350,366)
  Proceeds from Sales/Maturities of Investments.............    203,214,925
  Net Sales of Short-Term Investments.......................      5,000,000
  Amortization of Premium...................................      1,838,933
  Accretion of Discount.....................................     (2,212,051)
  Net Realized Loss on Investments..........................      1,881,199
  Net Change in Unrealized Depreciation on Investments......     19,858,151
  Decrease in Interest Receivables and Other Assets.........       (658,293)
  Decrease in Receivable for Investments Sold...............      1,873,667
  Decrease in Variation Margin on Futures...................          3,281
  Increase in Investments Purchased Payable.................      1,011,903
  Increase in Accrued Expenses and Other Payables...........         37,753
                                                              -------------
    Total Adjustments.......................................    (61,500,898)
                                                              -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................    (57,725,838)
                                                              -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from Shares Sold.................................    127,957,977
  Repurchased Shares........................................   (117,913,039)
  Dividends Paid (net of reinvested dividends of
    $21,913,353)............................................     (7,607,742)
  Proceeds from Floating Rate Note Obligations..............     52,960,000
                                                              -------------
    NET CASH PROVIDED BY FINANCING ACTIVITIES...............     55,397,196
                                                              -------------
    NET DECREASE IN CASH FOR THE PERIOD.....................     (2,328,642)
Cash at Beginning of Period.................................        792,562
                                                              -------------
Cash at End of Period.......................................  $  (1,536,080)
                                                              =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash Paid During the Year for Interest......................  $   2,766,200
                                                              =============

See Notes to Financial Statements                                             33

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                         YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                                  ------------------------------------------
                                                 2007     2006     2005     2004     2003
                                                ------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD......  $14.84   $14.71   $14.81   $14.84   $15.03
                                                ------   ------   ------   ------   ------
  Net Investment Income (a)...................     .62      .64      .64      .66      .67
  Net Realized and Unrealized Gain/Loss.......    (.52)     .14     (.09)    (.05)    (.19)
                                                ------   ------   ------   ------   ------
Total from Investment Operations..............     .10      .78      .55      .61      .48
Less Distributions from Net Investment
  Income......................................     .65      .65      .65      .64      .67
                                                ------   ------   ------   ------   ------
NET ASSET VALUE, END OF THE PERIOD............  $14.29   $14.84   $14.71   $14.81   $14.84
                                                ======   ======   ======   ======   ======

Total Return (b)..............................    .66%    5.46%    3.78%    4.20%    3.31%
Net Assets at End of the Period (In
  millions)...................................  $625.9   $613.6   $587.6   $609.4   $658.5
Ratio of Expenses to Average Net Assets.......   1.28%    1.11%    1.04%     .98%     .92%
Ratio of Net Investment Income to Average Net
  Assets......................................   4.21%    4.40%    4.35%    4.46%    4.53%
Portfolio Turnover............................     28%      16%      30%      11%      43%

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net Assets
  (Excluding Interest and Residual Trust
  Expenses)...................................    .87%     .89%     .88%     .89%     .88%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 34                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                         YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                                  ------------------------------------------
                                                 2007     2006     2005     2004     2003
                                                ------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD......  $14.82   $14.69   $14.79   $14.82   $15.02
                                                ------   ------   ------   ------   ------
  Net Investment Income (a)...................     .51      .53      .53      .55      .56
  Net Realized and Unrealized Gain/Loss.......    (.52)     .14     (.09)    (.05)    (.20)
                                                ------   ------   ------   ------   ------
Total from Investment Operations..............    (.01)     .67      .44      .50      .36
Less Distributions from Net Investment
  Income......................................     .54      .54      .54      .53      .56
                                                ------   ------   ------   ------   ------
NET ASSET VALUE, END OF THE PERIOD............  $14.27   $14.82   $14.69   $14.79   $14.82
                                                ======   ======   ======   ======   ======

Total Return (b)..............................   -.09%    4.69%    3.03%    3.41%    2.48%
Net Assets at End of the Period (In
  millions)...................................  $ 20.9   $ 29.6   $ 38.1   $ 48.8   $ 58.4
Ratio of Expenses to Average Net Assets.......   2.03%    1.86%    1.79%    1.73%    1.67%
Ratio of Net Investment Income to Average Net
  Assets......................................   3.45%    3.64%    3.60%    3.71%    3.78%
Portfolio Turnover............................     28%      16%      30%      11%      43%

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net Assets
  (Excluding Interest and Residual Trust
  Expenses)...................................   1.62%    1.64%    1.63%    1.64%    1.63%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             35

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                         YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                                  ------------------------------------------
                                                 2007     2006     2005     2004     2003
                                                ------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD......  $14.79   $14.67   $14.77   $14.80   $15.00
                                                ------   ------   ------   ------   ------
  Net Investment Income (a)...................     .50      .53      .53      .55      .56
  Net Realized and Unrealized Gain/Loss.......    (.51)     .13     (.09)    (.05)    (.20)
                                                ------   ------   ------   ------   ------
Total from Investment Operations..............    (.01)     .66      .44      .50      .36
Less Distributions from Net Investment
  Income......................................     .54      .54      .54      .53      .56
                                                ------   ------   ------   ------   ------
NET ASSET VALUE, END OF THE PERIOD............  $14.24   $14.79   $14.67   $14.77   $14.80
                                                ======   ======   ======   ======   ======

Total Return (b)..............................   -.10%    4.62%    3.03%    3.43%    2.48%
Net Assets at End of the Period (In
  millions)...................................  $ 17.4   $ 14.3   $ 12.5   $ 13.7   $ 17.0
Ratio of Expenses to Average Net Assets.......   2.04%    1.86%    1.79%    1.73%    1.67%
Ratio of Net Investment Income to Average Net
  Assets......................................   3.46%    3.65%    3.60%    3.71%    3.78%
Portfolio Turnover............................     28%      16%      30%      11%      43%

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net Assets
  (Excluding Interest and Residual Trust
  Expenses)...................................   1.62%    1.64%    1.63%    1.64%    1.63%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 36                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED        AUGUST 12, 2005
                                                        SEPTEMBER 30,       (COMMENCEMENT OF
CLASS I SHARES                                         ----------------      OPERATIONS) TO
                                                        2007      2006     SEPTEMBER 30, 2005
                                                       --------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.............  $14.83    $14.71          $14.71
                                                       ------    ------          ------
  Net Investment Income (a)..........................     .65       .68             .09
  Net Realized and Unrealized Gain/Loss..............    (.50)      .13             -0-**
                                                       ------    ------          ------
Total from Investment Operations.....................     .15       .81             .09
Less Distributions from Net Investment Income........     .69       .69             .09
                                                       ------    ------          ------
NET ASSET VALUE, END OF THE PERIOD...................  $14.29    $14.83          $14.71
                                                       ======    ======          ======

Total Return (b).....................................    .98%     5.65%            .60%*
Net Assets at End of the Period (In millions)........  $  0.4    $  1.4          $  1.3
Ratio of Expenses to Average Net Assets..............   1.03%      .86%            .82%
Ratio of Net Investment Income to Average Net
  Assets.............................................   4.42%     4.67%           4.56%
Portfolio Turnover...................................     28%       16%             30%

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net Assets (Excluding
  Interest and Residual Trust Expenses)..............    .62%      .64%            .66%

*   Non-Annualized

**  Amount is less than $.01.

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             37

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on August 1, 1990. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on the matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2007, the Fund had $2,508,712 of when-issued and delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 continued

and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2007, the Fund had an accumulated capital loss carryforward for tax purposes of $32,062,970, which will expire according to the following schedule.

AMOUNT                                                            EXPIRATION
$ 4,180,889.................................................  September 30, 2008
  9,728,055.................................................  September 30, 2009
  7,248,633.................................................  September 30, 2010
 10,905,393.................................................  September 30, 2015

    At September 30, 2007, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $651,399,260
                                                              ============
Gross tax unrealized appreciation...........................    21,603,609
Gross tax unrealized depreciation...........................   (11,139,262)
                                                              ------------
Net tax unrealized appreciation investments.................  $ 10,464,347
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

    The tax character of distributions paid during the years ended September 30, 2007 and 2006 was as follows:

                                                                 2007           2006
Distributions paid from:
  Ordinary income...........................................  $    35,564    $   105,229
  Tax-exempt income.........................................   29,485,531     27,858,452
                                                              -----------    -----------
                                                              $29,521,095    $27,963,681
                                                              ===========    ===========

    Permanent differences, primarily due to the reclassification of accretion adjustments, resulted in the following reclassifications among the Fund's components of net assets at September 30, 2007:

ACCUMULATED UNDISTRIBUTED   ACCUMULATED NET
  NET INVESTMENT INCOME      REALIZED LOSS    CAPITAL
        $(21,634)               $21,634        $-0-

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 continued

    As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $    8,822
Undistributed tax-exempt income.............................   5,695,373

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October losses of $4,498,516 which are not recognized for tax purposes until the first day of the following fiscal year and gains or losses recognized for tax purposes on open futures transactions on September 30, 2007.

F. EXPENSE REDUCTIONS During the year ended September 30, 2007, the Fund's custody fee was reduced by $23,064 as a result of credits earned on cash balances.

G. FLOATING RATE NOTE OBLIGATIONS RELATED TO SECURITIES HELD The Fund enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interest in the dealer trusts' assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The Fund enters into shortfall agreements with the dealer trusts, which commit the Fund to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund's investments assets, and the related floating rate notes reflected as Fund liabilities under the caption "Floating Rate Note Obligations" on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption "Interest" and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption "Interest and Residual Trust Expenses" in the Fund's Statement of Operations. The notes issued by the dealer trust have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At September 30, 2007, Fund investments with a value of $159,849,781 are held by the dealer trusts and serve as collateral for the $97,050,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at September 30, 2007 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the fiscal year ended September 30, 2007 were $69,049,231 and 4.01%, respectively.

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 continued

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .50%
Over $500 million...........................................     .45%

    For the year ended September 30, 2007, the Fund recognized expenses of approximately $18,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment Agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended September 30, 2007, the Fund recognized expenses of approximately $91,500 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2007, the Fund recognized expenses of approximately $302,800 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $218,012 are included in "Other" assets on the Statements of Assets and Liabilities at September 30, 2007. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended September 30, 2007, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $209,700 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $57,800. Sales charges do not represent expenses of the Fund.

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 continued

3. CAPITAL TRANSACTIONS

For the years ended September 30, 2007 and 2006, transactions were as follows:

                                               FOR THE                       FOR THE
                                             YEAR ENDED                     YEAR ENDED
                                         SEPTEMBER 30, 2007             SEPTEMBER 30, 2006
                                     ---------------------------    --------------------------
                                       SHARES          VALUE          SHARES         VALUE
Sales:
  Class A..........................   7,958,556    $ 116,581,855     5,173,374    $ 75,736,363
  Class B..........................     232,994        3,415,117       308,856       4,508,963
  Class C..........................     529,298        7,705,059       366,639       5,340,515
  Class I..........................      25,014          369,849        35,407         515,858
                                     ----------    -------------    ----------    ------------
Total Sales........................   8,745,862    $ 128,071,880     5,884,276    $ 86,101,699
                                     ==========    =============    ==========    ============
Dividend Reinvestment:
  Class A..........................   1,420,178    $  20,771,004     1,258,124    $ 18,406,616
  Class B..........................      45,058          659,229        57,246         835,581
  Class C..........................      29,448          429,344        24,712         360,477
  Class I..........................       3,660           53,776         4,107          60,090
                                     ----------    -------------    ----------    ------------
Total Dividend Reinvestment........   1,498,344    $  21,913,353     1,344,189    $ 19,662,764
                                     ==========    =============    ==========    ============
Repurchases:
  Class A..........................  (6,919,500)   $(100,953,481)   (5,014,627)   $(73,329,393)
  Class B..........................    (805,247)     (11,759,781)     (965,243)    (14,079,445)
  Class C..........................    (302,403)      (4,386,869)     (281,046)     (4,104,067)
  Class I..........................     (94,713)      (1,377,111)      (32,456)       (476,795)
                                     ----------    -------------    ----------    ------------
Total Repurchases..................  (8,121,863)   $(118,477,242)   (6,293,372)   $(91,989,700)
                                     ==========    =============    ==========    ============

4. REDEMPTION FEE

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended September 30, 2007, the Fund received redemption fees of approximately $2,200, which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $293,350,366 and $203,214,925, respectively.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to manage the portfolio's effective yield, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 continued

change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counter parties to meet the terms of their contracts.

    Summarized below are the different types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures on U.S. Treasury Notes and typically closes the contract prior to delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended September 30, 2007, were as follows:

                                                              CONTRACTS
Outstanding at September 30, 2006...........................       35
Futures Opened..............................................    1,339
Futures Closed..............................................   (1,136)
                                                               ------
Outstanding at September 30, 2007...........................      238
                                                               ======

B. INVERSE FLOATING RATE INVESTMENTS The Fund may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities or through the transfer of bonds to a dealer trust in exchange for cash and residual interests in the dealer trust. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that my expose the Fund to greater risk and increased costs. Leverage may cause the Fund's net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

7. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution,

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 continued

shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $2,488,400 and $226,100 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for the fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in the fund NAV calculations as late as the funds last NAV calculation in the first required financial statement period. As a result, the Fund will incorporate FIN 48 in its semi annual report on March 31, 2008. The impact to the Fund's financial statements, if any, is currently being assessed.

    In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

VAN KAMPEN MUNICIPAL INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Van Kampen Municipal Income Fund

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Municipal Income Fund (one of the Funds constituting the Van Kampen Tax Free Trust (the "Fund")) as of September 30, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Municipal Income Fund of the Van Kampen Tax Free Trust at September 30, 2007, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
November 16, 2007

VAN KAMPEN MUNICIPAL INCOME FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza - Suite 100
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2007. The Fund designated 99.9% of the income distributions as a tax-exempt income distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN MUNICIPAL INCOME FUND

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (62)            Trustee      Trustee     Chairman and Chief             73       Trustee/Director/Managing
Blistex Inc.                               since 2003  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products                    Director of the Heartland
                                                       manufacturer.                           Alliance, a nonprofit
                                                                                               organization serving
                                                                                               human needs based in
                                                                                               Chicago. Board member of
                                                                                               the Illinois
                                                                                               Manufacturers'
                                                                                               Association.

Jerry D. Choate (69)          Trustee      Trustee     Prior to January 1999,         73       Trustee/Director/Managing
33971 Selva Road                           since 1999  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of H&R Block,
                                                       ("Allstate") and Allstate               Amgen Inc., a
                                                       Insurance Company. Prior                biotechnological company,
                                                       to January 1995,                        and Valero Energy
                                                       President and Chief                     Corporation, an
                                                       Executive Officer of                    independent refining
                                                       Allstate. Prior to August               company.
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN MUNICIPAL INCOME FUND
TRUSTEES AND OFfiCERS continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (67)             Trustee      Trustee     President of CAC, L.L.C.,      73       Trustee/Director/Managing
CAC, L.L.C.                                since 2003  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Quidel
San Diego, CA 92122-6223                               advisory services.                      Corporation, Stericycle,
                                                                                               Inc., Ventana Medical
                                                                                               Systems, Inc. and Trustee
                                                                                               of The Scripps Research
                                                                                               Institute. Prior to April
                                                                                               2007, Director of GATX
                                                                                               Corporation. Prior to
                                                                                               April 2004, Director of
                                                                                               TheraSense, Inc. Prior to
                                                                                               January 2004, Director of
                                                                                               TeleTech Holdings Inc.
                                                                                               and Arris Group, Inc.

Linda Hutton Heagy+ (59)      Trustee      Trustee     Managing Partner of            73       Trustee/Director/Managing
Heidrick & Struggles                       since 1995  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 international executive                 in the Fund Complex.
Suite 7000                                             search firm. Prior to                   Trustee on the University
Chicago, IL 60606                                      1997, Partner of Ray &                  of Chicago Hospitals
                                                       Berndtson, Inc., an                     Board, Vice Chair of the
                                                       executive recruiting                    Board of the YMCA of
                                                       firm. Prior to 1995,                    Metropolitan Chicago and
                                                       Executive Vice President                a member of the Women's
                                                       of ABN AMRO, N.A., a bank               Board of the University
                                                       holding company. Prior to               of Chicago.
                                                       1990, Executive Vice
                                                       President of The Exchange
                                                       National Bank.

VAN KAMPEN MUNICIPAL INCOME FUND
TRUSTEES AND OFfiCERS continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (55)         Trustee      Trustee     Director and President of      73       Trustee/Director/Managing
1744 R Street, NW                          since 1993  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.                        Director of First Solar,
                                                       foundation created to                   Inc.
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (72)            Trustee      Trustee     Prior to 1998, President       73       Trustee/Director/Managing
14 Huron Trace                             since 2003  and Chief Executive                     General Partner of funds
Galena, IL 61036                                       Officer of Pocklington                  in the Fund Complex.
                                                       Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company.                                Director of the Marrow
                                                                                               Foundation.

Jack E. Nelson (71)           Trustee      Trustee     President of Nelson            73       Trustee/Director/Managing
423 Country Club Drive                     since 1990  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of FINRA,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

VAN KAMPEN MUNICIPAL INCOME FUND
TRUSTEES AND OFfiCERS continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Hugo F. Sonnenschein (67)     Trustee      Trustee     President Emeritus and         73       Trustee/Director/Managing
1126 E. 59th Street                        since 2003  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Trustee of the University
                                                       Distinguished Service                   of Rochester and a member
                                                       Professor in the                        of its investment
                                                       Department of Economics                 committee. Member of the
                                                       at the University of                    National Academy of
                                                       Chicago. Prior to July                  Sciences, the American
                                                       2000, President of the                  Philosophical Society and
                                                       University of Chicago.                  a fellow of the American
                                                                                               Academy of Arts and
                                                                                               Sciences.

VAN KAMPEN MUNICIPAL INCOME FUND
TRUSTEES AND OFfiCERS continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Chief Communications           73       Trustee/Director/Managing
(65)                                       since 1999  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004. Director of
                                                       Operating Officer from                  Intelligent Medical
                                                       1993 to 2001. Prior to                  Devices, Inc., a symptom
                                                       1993, Executive Director                based diagnostic tool for
                                                       of the Commission on                    physicians and clinical
                                                       Behavioral and Social                   labs. Director of the
                                                       Sciences and Education at               Institute for Defense
                                                       the National Academy of                 Analyses, a federally
                                                       Sciences/National                       funded research and
                                                       Research Council. From                  development center,
                                                       1980 through 1989,                      Director of the German
                                                       Partner of Coopers &                    Marshall Fund of the
                                                       Lybrand.                                United States, Director
                                                                                               of the Rocky Mountain
                                                                                               Institute of Technology
                                                                                               and the Colorado College.

VAN KAMPEN MUNICIPAL INCOME FUND

TRUSTEES AND OFFICERS continued

INTERESTED TRUSTEE:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (68)         Trustee      Trustee     Partner in the law firm        73       Trustee/Director/Managing
333 West Wacker Drive                      since 1990  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the                 Director of the Abraham
                                                       Fund Complex.                           Lincoln Presidential
                                                                                               Library Foundation.

+ As indicated above, Ms. Heagy is an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been unrelated to Van Kampen's or Morgan Stanley's asset management businesses and have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley. Ms. Heagy does own common shares of Heidrick (representing less than 1% of Heidrick's outstanding common shares).

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN MUNICIPAL INCOME FUND

TRUSTEES AND OFFICERS continued

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Ronald E. Robison (68)        President and            Officer     President of funds in the Fund Complex since September 2005
522 Fifth Avenue              Principal Executive      since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10036            Officer                              since May 2003. Managing Director of Van Kampen Advisors
                                                                   Inc. since June 2003. Director of Investor Services since
                                                                   September 2002. Director of the Adviser, Van Kampen
                                                                   Investments and Van Kampen Exchange Corp. since January
                                                                   2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                                   & Co. Incorporated. Managing Director and Director of Morgan
                                                                   Stanley Investment Management Inc. Chief Administrative
                                                                   Officer, Managing Director and Director of Morgan Stanley
                                                                   Investment Advisors Inc. and Morgan Stanley Services Company
                                                                   Inc. Managing Director and Director of Morgan Stanley
                                                                   Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                                   Executive Officer and Director of Morgan Stanley Trust.
                                                                   Executive Vice President and Principal Executive Officer of
                                                                   the Institutional and Retail Morgan Stanley Funds. Director
                                                                   of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                                   Officer of Morgan Stanley Investment Management Inc. and
                                                                   Executive Vice President of funds in the Fund Complex from
                                                                   May 2003 to September 2005.

Dennis Shea (54)              Vice President           Officer     Managing Director of Morgan Stanley Investment Advisors
522 Fifth Avenue                                       since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10036                                                 and Van Kampen Advisors Inc. Chief Investment Officer--
                                                                   Global Equity of the same entities since February 2006. Vice
                                                                   President of Morgan Stanley Institutional and Retail Funds
                                                                   since February 2006. Vice President of funds in the Fund
                                                                   Complex since March 2006. Previously, Managing Director and
                                                                   Director of Global Equity Research at Morgan Stanley from
                                                                   April 2000 to February 2006.

J. David Germany (53)         Vice President           Officer     Managing Director of Morgan Stanley Investment Advisors
20 Bank Street,                                        since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                       and Van Kampen Advisors Inc. Chief Investment Officer--
London, GBR E14 4AD                                                Global Fixed Income of the same entities since December
                                                                   2005. Managing Director and Director of Morgan Stanley
                                                                   Investment Management Ltd. Director of Morgan Stanley
                                                                   Investment Management (ACD) Limited since December 2003.
                                                                   Vice President of Morgan Stanley Institutional and Retail
                                                                   Funds since February 2006. Vice President of funds in the
                                                                   Fund Complex since March 2006.

VAN KAMPEN MUNICIPAL INCOME FUND
TRUSTEES AND OFfiCERS continued
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

Amy R. Doberman (45)          Vice President           Officer     Managing Director and General Counsel--U.S. Investment
522 Fifth Avenue                                       since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10036                                                 Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                   the Adviser. Vice President of the Morgan Stanley
                                                                   Institutional and Retail Funds since July 2004 and Vice
                                                                   President of funds in the Fund Complex since August 2004.
                                                                   Previously, Managing Director and General Counsel of
                                                                   Americas, UBS Global Asset Management from July 2000 to July
                                                                   2004 and General Counsel of Aeltus Investment Management,
                                                                   Inc. from January 1997 to July 2000.

Stefanie V. Chang (41)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management
522 Fifth Avenue              and Secretary            since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10036                                                 Complex.

John L. Sullivan (52)         Chief Compliance         Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza - Suite 100  Officer                  since 1996  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                         Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                   Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                   Investments, Vice President, Chief Financial Officer and
                                                                   Treasurer of funds in the Fund Complex and head of Fund
                                                                   Accounting for Morgan Stanley Investment Management Inc.
                                                                   Prior to December 2002, Executive Director of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (45)        Chief Financial Officer  Officer     Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza - Suite 100  and Treasurer            since 2007  Inc. since June 2007. Chief Financial Officer and Treasurer
Oakbrook Terrace, IL 60181                                         of funds in the Fund Complex since June 2007. Prior to June
                                                                   2007, Senior Vice President of Northern Trust Company,
                                                                   Treasurer and Principal Financial Officer for Northern Trust
                                                                   U.S. mutual fund complex.

  Van Kampen Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

  The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

                                                         Van Kampen Funds Inc.
                                                  1 Parkview Plaza - Suite 100
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2007 Van Kampen Funds Inc.
                                       All rights reserved. Member FINRA/SIPC.

                                                             49, 349, 549, 649
                                                                  MIFANN 11/07
    (VAN KAMPEN INVESTMENTS LOGO)                           IU07-04621P-Y09/07

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Intermediate Term Municipal Income Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2007.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE OR CLASS I SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUSES CONTAIN INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE FUND SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 9/30/07

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Lehman Brothers Municipal Bond Index from 9/30/97 through 9/30/07. Class A shares, adjusted for sales charges.
(LINE GRAPH)

                                                                VAN KAMPEN INTERMEDIATE TERM      LEHMAN BROTHERS MUNICIPAL BOND
                                                                   MUNICIPAL INCOME FUND                      INDEX
                                                                ----------------------------      ------------------------------
9/97                                                                        9524                              10000
                                                                            9753                              10271
                                                                            9884                              10390
                                                                           10027                              10548
9/98                                                                       10275                              10871
                                                                           10335                              10937
                                                                           10426                              11034
                                                                           10296                              10839
9/99                                                                       10265                              10796
                                                                           10173                              10712
                                                                           10298                              11025
                                                                           10466                              11192
9/00                                                                       10689                              11462
                                                                           10836                              11964
                                                                           11109                              12229
                                                                           11180                              12309
9/01                                                                       11458                              12654
                                                                           11385                              12577
                                                                           11479                              12695
                                                                           11912                              13160
9/02                                                                       12430                              13785
                                                                           12435                              13785
                                                                           12557                              13950
                                                                           12792                              14310
9/03                                                                       12843                              14321
                                                                           13022                              14517
                                                                           13145                              14768
                                                                           12927                              14419
9/04                                                                       13337                              14980
                                                                           13494                              15168
                                                                           13444                              15162
                                                                           13789                              15606
9/05                                                                       13778                              15587
                                                                           13873                              15701
                                                                           13900                              15739
                                                                           13902                              15744
9/06                                                                       14317                              16281
                                                                           14440                              16461
                                                                           14537                              16594
                                                                           14471                              16484
9/07                                                                       14694                              16784

                                                                                              I SHARES
                              A SHARES               B SHARES               C SHARES            SINCE
                            since 5/28/93          since 5/28/93         since 10/19/93        8/12/05
-------------------------------------------------------------------------------------------------------
                                      W/MAX                  W/MAX                  W/MAX
                                      4.75%                  4.00%                  1.00%
AVERAGE ANNUAL           W/O SALES    SALES     W/O SALES    SALES     W/O SALES    SALES     W/O SALES
TOTAL RETURNS             CHARGES    CHARGES     CHARGES    CHARGES     CHARGES    CHARGES     CHARGES

Since Inception             5.10%      4.74%      4.67%       4.67%      4.14%      4.14%       3.49%

10-year                     4.43       3.92       3.96        3.96       3.67       3.67          --

5-year                      3.40       2.40       3.26        3.00       2.68       2.68          --

1-year                      2.63      -2.22       2.59       -1.37       1.88       0.89        2.98
-------------------------------------------------------------------------------------------------------

SEC 30-day Yield                3.29%                  3.47%                  2.71%             3.70%
-------------------------------------------------------------------------------------------------------

Unsubsidized
SEC 30-day Yield                3.20%                  3.37%                  2.61%             3.60%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in years one and two and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares ten years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. SEC 30-day yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. The unsubsidized SEC 30-day yields reflect some or all of the expenses that the adviser had voluntarily waived. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Fund Report

FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2007

MARKET CONDITIONS

Strong fundamental and technical factors supported the municipal bond market throughout much of the reporting period, helping it to perform well through the second quarter of 2007. In July, however, contagion from the troubled subprime mortgage sector led to an increasingly illiquid and volatile market, and a flight to quality that led Treasury bonds to outperform all other sectors of the fixed income market, including both investment grade and below investment grade municipal bonds.

Up until that time, demand for municipal bonds had been quite strong as institutional investors and non-traditional buyers such as hedge funds and arbitrage investors continued to flock to the market, which helped to keep credit spreads tight. As market liquidity began to dry up, however, institutional demand fell off and refunding activity, which had been robust, virtually halted. Although the supply of municipal bonds was declining as well, the decrease in demand put significant pressure on prices at the same time that the Treasury market was rallying. As a result, credit spreads widened, with the most significant widening occurring in the lower-rated segments of the market, where spreads on municipal bonds rated BBB and below (including non-rated bonds) widened by 40 to 50 basis points.

In mid-September, following the 50 basis point reduction in the target federal funds rate by the Federal Open Market Committee (the "Fed"), the market began to stabilize, liquidity improved, and municipal credit spreads began to tighten again. Despite these improvements, however, municipal bonds underperformed Treasuries for the overall reporting period.

Overall, municipal bond yields ended the period higher, but most of the yield increases occurred in the intermediate to long maturity portion of the yield curve, while yields on the front end of the curve decreased slightly. As a result, the municipal yield curve steepened over the course of the period, with the differential between two-year and 30-year maturities widening to about 100 basis points.

PERFORMANCE ANALYSIS

All share classes of Van Kampen Intermediate Term Municipal Income Fund underperformed the Lehman Brothers Municipal Bond Index for the 12 months ended September 30, 2007, assuming no deduction of applicable sales charges.

TOTAL RETURNS FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2007

-------------------------------------------------------------------
                                              LEHMAN BROTHERS
       CLASS     CLASS     CLASS     CLASS    MUNICIPAL BOND
         A         B         C         I           INDEX

       2.63%     2.59%     1.88%     2.98%         3.09%
-------------------------------------------------------------------

The performance for the four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Various factors contributed to the Fund's relative underperformance for the reporting period, one of which was its overweight versus the benchmark Lehman Brothers Municipal Bond Index in BBB and non-rated bonds. While this position was additive to performance for much of the period as lower rated bonds outperformed higher quality issues, in the last few months performance of the lower rated segment of the market suffered due to significant spread widening. As a result, the Fund's larger weighting in lower rated, higher yielding bonds detracted from overall performance.

The Fund's yield curve positioning, which favored the intermediate portion of the curve, hindered performance during the period. The Fund was overweighted versus the benchmark Lehman Brothers Municipal Bond Index in bonds with maturities of 10 to 15 years and underweighted in bonds with maturities of less than 10 years. This posture tempered relative returns as yields in the intermediate part of the curve experienced greater increases than those on the short end. An underweight to pre-refunded bonds also detracted from relative performance. These short maturity securities performed well because they did not experience the sell off that longer maturity bonds did when yields on the long end of the curve rose. Therefore, while the Fund's holdings here added to returns, their comparatively smaller weighting versus the Lehman Brothers Municipal Bond Index diminished relative performance.

An underweight to tobacco bonds, however, was additive to performance. This sector was the hardest hit sector of the municipal market in July and August. Although the fundamental credit quality of tobacco bonds remained solid, the combination of an abundant supply, the liquidity squeeze in the market, and the flight to quality (tobacco bonds are lower-rated) caused spreads in the sector to widen dramatically. The Fund's lower relative allocation to these bonds helped to reduce the negative effect of spread widening on performance. The Fund's duration (a measure of interest rate sensitivity) posture remained neutral relative to the benchmark index and therefore, did not have a material impact on performance.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

RATINGS ALLOCATIONS AS OF 9/30/07
AAA/Aaa                                                          63.2%
AA/Aa                                                             5.6
A/A                                                               5.4
BBB/Baa                                                           7.6
Non-Rated                                                        18.2

TOP FIVE SECTORS AS OF 9/30/07
Public Education                                                 14.2%
Retail Electric                                                  11.2
General Purpose                                                   8.8
Higher Education                                                  7.8
Hospital                                                          7.0

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 9/30/07
Pennsylvania                                                      9.9%
Missouri                                                          8.2
New Jersey                                                        5.7
Illinois                                                          5.4
California                                                        5.3
Florida                                                           5.2
Ohio                                                              4.6
Colorado                                                          4.1
Indiana                                                           3.9
Alabama                                                           3.7
South Carolina                                                    3.7
Maryland                                                          3.6
Oregon                                                            3.6
Texas                                                             3.2
New York                                                          2.4
Arizona                                                           2.4
Tennessee                                                         2.4
New Mexico                                                        2.3
Michigan                                                          2.3
North Carolina                                                    2.1
Kansas                                                            2.1
West Virginia                                                     1.7
Nebraska                                                          1.5
South Dakota                                                      1.5
Georgia                                                           1.2
Kentucky                                                          1.0
Washington                                                        1.0
Virginia                                                          1.0
Arkansas                                                          0.9
Iowa                                                              0.5
Wisconsin                                                         0.5
Delaware                                                          0.5
North Dakota                                                      0.5
Minnesota                                                         0.4
Connecticut                                                       0.1

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 9/30/07
(continued from previous page)
Montana                                                           0.1
Massachusetts                                                     0.0*
                                                                -----
Total Investments                                                98.5
Other Assets in Excess of Liabilities                             1.5
                                                                -----
Net Assets                                                      100.0%

*   Amount is less than 0.1%.

Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Subject to change daily. Ratings allocations and sector percentages are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Summary of investments by state classification are as a percentage of total net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/07 - 9/30/07.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

                                                 BEGINNING         ENDING         EXPENSES PAID
                                               ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                               -------------------------------------------------
                                                  4/1/07           9/30/07       4/1/07-9/30/07
Class A
  Actual.....................................    $1,000.00        $1,010.77          $ 5.24
  Hypothetical...............................     1,000.00         1,019.85            5.27
  (5% annual return before expenses)
Class B
  Actual.....................................     1,000.00         1,010.63            5.19
  Hypothetical...............................     1,000.00         1,019.90            5.22
  (5% annual return before expenses)
Class C
  Actual.....................................     1,000.00         1,007.13            8.91
  Hypothetical...............................     1,000.00         1,016.19            8.95
  (5% annual return before expenses)
Class I
  Actual.....................................     1,000.00         1,012.99            3.84
  Hypothetical...............................     1,000.00         1,021.26            3.85
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.04%, 1.03%, 1.77% and 0.76%, for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). These ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2007 and May 30, 2007, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON     MATURITY        VALUE
-------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  98.5%
          ALABAMA  3.7%
$1,260    Dothan Houston Cnty, AL Arpt Auth (MBIA
          Insd) (AMT) (a)............................. 5.400%     12/01/15     $  1,325,167
 1,000    Jefferson Cnty, AL Pub Bldg Auth Lease Rev
          Wts (AMBAC Insd)............................ 5.125      04/01/21        1,063,910
 1,500    Montgomery Cnty, AL Pub Bldg Auth Rev Wts
          Fac Proj (MBIA Insd) (a).................... 5.000      03/01/23        1,569,720
                                                                               ------------
                                                                                  3,958,797
                                                                               ------------
          ARIZONA  2.4%
 1,000    Arizona St Univ Rev Sys Rfdg (AMBAC Insd)... 5.000      07/01/20        1,056,510
 1,000    Maricopa Cnty, AZ Uni Sch Dist No 48
          Scottsdale Sch Impt Proj Ser B (FSA Insd)
          (Prerefunded @ 07/01/16).................... 4.750      07/01/23        1,069,770
   390    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
          Oblig Irvington Proj Tucson Rfdg Ser A (FSA
          Insd)....................................... 7.250      07/15/10          400,904
                                                                               ------------
                                                                                  2,527,184
                                                                               ------------
          ARKANSAS  0.9%
   950    University of AR Rev UALR Cap Impt Ser B
          (FSA Insd).................................. 4.500      12/01/19          976,695
                                                                               ------------

          CALIFORNIA  5.3%
 1,090    California Ed Fac Auth Rev Occidental
          College Ser A (MBIA Insd) (a)............... 5.000      10/01/20        1,156,850
 1,000    California St (AMBAC Insd) (a).............. 6.400      09/01/08        1,026,460
 1,500    California St Dept Wtr Res Pwr Ser A (AMBAC
          Insd) (Prerefunded @ 05/01/12).............. 5.375      05/01/18        1,633,425
   565    Perris, CA Pub Fin Auth Rev Tax Alloc (a)... 4.750      10/01/13          564,118
 1,100    Santa Clara, CA Elec Rev Sub Ser A (MBIA
          Insd)....................................... 5.250      07/01/20        1,176,736
                                                                               ------------
                                                                                  5,557,589
                                                                               ------------
          COLORADO  4.1%
   500    Colorado Hlth Fac Auth Rev Christian Living
          Cmnty Proj Ser A............................ 5.250      01/01/15          496,095
 1,560    Colorado Springs, CO Util Rev Sys Sub Lien
          Impt Ser A.................................. 5.000      11/15/19        1,647,032
 1,000    Denver, CO City & Cnty Arpt Rev Rfdg Ser D
          (FSA Insd) (AMT)............................ 5.500      11/15/12        1,064,100
 1,000    Denver, CO Convention Ctr Hotel Auth Rev
          Rfdg (XLCA Insd)............................ 5.250      12/01/14        1,086,140
                                                                               ------------
                                                                                  4,293,367
                                                                               ------------
          CONNECTICUT  0.1%
   115    New Haven, CT Indl Fac Rev Adj Govt Ctr
          Thermal Energies (AMT)...................... 7.250      07/01/09          115,569
                                                                               ------------

See Notes to Financial Statements                                             13

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON     MATURITY        VALUE
-------------------------------------------------------------------------------------------
          DELAWARE  0.5%
$  500    New Castle Cnty, DE Rev Newark Charter Sch
          Inc Proj.................................... 5.000%     09/01/22     $    488,420
                                                                               ------------

          FLORIDA  5.2%
 1,000    Brevard Cnty, FL Sch Brd Ctf Rfdg Ser B
          (FGIC Insd)................................. 5.000      07/01/20        1,045,400
 1,000    Broward Cnty, FL Arpt Sys Rev Rfdg Ser E
          (MBIA Insd) (AMT)........................... 5.375      10/01/13        1,023,510
   500    Halifax, FL Hosp Med Ctr Rev Impt & Rfdg Ser
          A........................................... 5.250      06/01/19          521,365
 1,500    Orange Cnty, FL Sch Brd Ctf Ser A (AMBAC
          Insd)....................................... 5.250      08/01/14        1,607,985
   500    Saint Johns Cnty, FL Indl Dev Auth Hlthcare
          Glenmoor Proj Ser A......................... 5.000      01/01/16          490,685
   750    Seminole Tribe, FL Spl Oblig Rev Ser A
          (b)......................................... 5.750      10/01/22          788,737
                                                                               ------------
                                                                                  5,477,682
                                                                               ------------
          GEORGIA  1.2%
 1,000    Atlanta, GA Tax Alloc Atlantic Sta Proj Rfdg
          (AGL Insd).................................. 5.250      12/01/17        1,097,190
   155    Forsyth Cnty, GA Hosp Auth Rev Antic Ctf GA
          Baptist Hlthcare Sys Proj (c)............... 6.000      10/01/08          156,679
                                                                               ------------
                                                                                  1,253,869
                                                                               ------------
          ILLINOIS  5.4%
   545    Clay Cnty, IL Hosp Rev (Prerefunded @
          12/01/08) (a)............................... 5.500      12/01/10          565,786
   500    Hodgkins, IL Tax Increment Rev Sr Lien
          Rfdg........................................ 5.000      01/01/14          522,060
    57    Huntley, IL Spl Svc Area No 7 Spl Tax (c)... 6.000      03/01/09           58,224
 1,295    Huntley, IL Spl Svc Area No 7 Spl Tax Rfdg
          (AGL Insd) (a).............................. 4.600      03/01/17        1,321,586
   500    Illinois Fin Auth Rev Landing at Plymouth Pl
          Proj Ser A.................................. 5.250      05/15/14          497,480
 1,000    Illinois Fin Auth Student Hsg Rev MJH Ed
          Assistance IV Sr Ser A...................... 5.500      06/01/19          976,790
   500    Lincolnshire, IL Spl Svc Area Sedgebrook
          Proj........................................ 5.000      03/01/11          505,860
   241    Pingree Grove Village, IL Spl Svc Area No 1
          Spl Tax Cambridge Lakes Proj Ser 05......... 5.250      03/01/15          243,721
 1,000    Round Lake Beach, IL Tax.................... 4.650      12/15/13        1,009,680
                                                                               ------------
                                                                                  5,701,187
                                                                               ------------
          INDIANA  3.9%
 1,000    Allen Cnty, IN Juvenile Just Ctr First Mtg
          (AMBAC Insd)................................ 5.500      01/01/18        1,072,060
 1,000    Carmel Cnty, IN Redev Auth Opt Income Tax
          Lease Rent Rev (MBIA Insd).................. 5.000      07/01/22        1,049,460

 14                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON     MATURITY        VALUE
-------------------------------------------------------------------------------------------
          INDIANA (CONTINUED)
$  750    Crown Point, IN Multi-Sch Bldg Corp First
          Mtg Rfdg (FSA Insd)......................... 4.250%     07/15/23     $    726,113
   830    Hobart, IN Bldg Corp First Mtg (FGIC Insd)
          (a)......................................... 5.500      07/15/13          909,713
   400    Saint Joseph Cnty, IN Econ Dev Rev Holy
          Cross Vlg Notre Dame Proj Ser A............. 5.750      05/15/13          409,808
                                                                               ------------
                                                                                  4,167,154
                                                                               ------------
          IOWA  0.5%
   500    Coralville, IA Ctf Partn Ser D.............. 5.250      06/01/22          518,290
                                                                               ------------

          KANSAS  2.1%
   500    Burlington, KS Environmental Impt Rev
          (Mandatory Put 10/01/07).................... 4.750      09/01/15          500,040
   500    Kansas St Dev Fin Auth Hlth Fac Rev Hays Med
          Ctr Inc Ser L............................... 5.250      11/15/16          533,265
 1,000    Shawnee Cnty, KS Sch Dist 501 Topeka
          (Prerefunded @ 02/01/12).................... 5.000      02/01/20        1,057,200
   120    Wyandotte Cnty, KS City KS Univ Brd of
          Public Util Office Bldg Complex Proj (MBIA
          Insd)....................................... 5.000      05/01/11          125,506
                                                                               ------------
                                                                                  2,216,011
                                                                               ------------
          KENTUCKY  1.0%
 1,000    Louisville & Jefferson Cnty, KY Ser C (FSA
          Insd) (AMT)................................. 5.500      07/01/17        1,080,140
                                                                               ------------

          MARYLAND  3.6%
 1,000    Baltimore, MD Convention Ctr Hotel Rev Ser A
          (XLCA Insd)................................. 5.250      09/01/22        1,074,750
 1,000    Maryland St Econ Dev Corp Student Hsg Rev
          Univ MD College Pk Proj Rfdg (CIFG Insd).... 5.000      06/01/13        1,067,260
   625    Maryland St Econ Dev Corp Univ MD College Pk
          Proj (c).................................... 5.750      06/01/13          693,887
   500    Maryland St Hlth & Higher King Farm
          Presbyterian Cmnty Ser B.................... 5.000      01/01/17          489,275
   500    Prince Georges Cnty, MD Spl Oblig Natl
          Harbor Proj................................. 4.700      07/01/15          499,160
                                                                               ------------
                                                                                  3,824,332
                                                                               ------------
          MASSACHUSETTS  0.0%
    25    Massachusetts St Indl Fin Agy Rev Gtr Lynn
          Mental Hlth (Acquired 06/24/98, Cost
          $25,000) (c) (d)............................ 6.200      06/01/08           25,390
                                                                               ------------

See Notes to Financial Statements                                             15

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON     MATURITY        VALUE
-------------------------------------------------------------------------------------------
          MICHIGAN  2.3%
$1,000    Brighton, MI Area Sch Dist Rfdg (a)......... 5.250%     05/01/18     $  1,066,940
 1,000    Brighton, MI Area Sch Dist Rfdg............. 5.250      05/01/20        1,066,940
   250    Michigan St Strategic Fd Ltd Oblig United
          Waste Sys Proj (AMT)........................ 5.200      04/01/10          254,135
                                                                               ------------
                                                                                  2,388,015
                                                                               ------------
          MINNESOTA  0.4%
   430    Inver Grove Heights, MN Presbyterian Homes
          Care Rfdg................................... 5.000      10/01/16          414,886
                                                                               ------------

          MISSOURI  8.2%
   500    Fenton, MO Tax Increment Rev Gravois Bluffs
          Redev Proj Rfdg............................. 5.000      04/01/13          522,360
   610    Ferguson, MO Tax Increment Rev Crossing at
          Halls Ferry Rfdg (a)........................ 5.500      04/01/14          615,801
 1,350    Kansas City, MO Indl Dev Auth Plaza Lib
          Proj........................................ 6.000      03/01/16        1,382,751
 1,000    Macon, MO Ctf Partn (MBIA Insd)............. 5.250      08/01/17        1,029,280
 2,125    O'Fallon, MO Ctf Partn (MBIA Insd) (a)...... 5.375      02/01/18        2,256,368
   500    Raytown, MO Annual Raytown Live Redev Plan
          Proj 1...................................... 5.000      12/01/16          520,880
 2,000    Saint Charles, MO Ctf Partn Ser B........... 5.500      05/01/18        2,113,000
   250    Saint Louis Cnty, MO Indl Dev Auth Sr Living
          Fac Rev Friendship Vlg West Cnty Ser A...... 5.250      09/01/17          257,695
                                                                               ------------
                                                                                  8,698,135
                                                                               ------------
          MONTANA  0.1%
   110    Crow Fin Auth, MT Tribal Purp Rev (Acquired
          12/11/97, Cost $110,000) (d)................ 5.400      10/01/07          110,011
                                                                               ------------

          NEBRASKA  1.5%
 1,500    University of NE Fac Corp Defd Maint (AMBAC
          Insd)....................................... 5.000      07/15/17        1,626,915
                                                                               ------------

          NEW JERSEY  5.7%
 1,400    Essex Cnty, NJ Impt Auth Lease Gtd Cnty
          Correctional Fac Proj (FGIC Insd)
          (Prerefunded @ 10/01/10).................... 5.750      10/01/30        1,489,404
 1,500    New Jersey Econ Dev Auth Rev Cig Tax........ 5.500      06/15/16        1,588,725
 1,000    New Jersey Hlthcare Fac Fin Auth Rev Saint
          Clare's Hosp Inc Rfdg Ser A (Radian Insd)... 5.250      07/01/20        1,028,540
   455    Rahway, NJ Ctf Partn (MBIA Insd)............ 5.500      02/15/16          478,928
   565    Rahway, NJ Ctf Partn (MBIA Insd)............ 5.600      02/15/17          596,787
   930    Tobacco Settlement Fin Corp NJ Ser 1A....... 4.500      06/01/23          880,310
                                                                               ------------
                                                                                  6,062,694
                                                                               ------------

 16                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON     MATURITY        VALUE
-------------------------------------------------------------------------------------------
          NEW MEXICO  2.3%
$1,000    Jicarilla, NM Apache Nation Rev Ser A
          (Acquired 10/23/03, Cost $1,020,380) (d).... 5.500%     09/01/23     $  1,062,630
 1,310    New Mexico Fin Auth Rev Sr Lien Pub Proj
          Revolving Fd Ser B (MBIA Insd).............. 5.000      06/01/17        1,411,826
                                                                               ------------
                                                                                  2,474,456
                                                                               ------------
          NEW YORK  2.4%
   135    Brookhaven, NY Indl Dev Agy Sr Residential
          Hsg Rev Woodcrest Estates Fac Ser A (AMT)... 5.875      12/01/09          136,026
 1,000    Long Island Pwr Auth NY Elec Gen Ser C
          (Prerefunded @ 09/01/13).................... 5.500      09/01/17        1,103,060
   500    New York City Indl Dev Agy Rev Liberty 7
          World Trade Ctr Ser A....................... 6.250      03/01/15          522,910
   780    New York City Indl Dev Agy Spl Fac Rev Term
          One Group Assn Proj (AMT)................... 5.000      01/01/10          800,366
     5    Niagara Falls, NY Pub Impt (MBIA Insd)...... 6.900      03/01/20            5,014
                                                                               ------------
                                                                                  2,567,376
                                                                               ------------
          NORTH CAROLINA  2.1%
   630    North Carolina Eastn Muni Pwr Agy Pwr Sys
          Rev Ser D................................... 6.450      01/01/14          665,715
   500    North Carolina Med Care Commn Hlthcare Fac
          First Mtg Salemtowne Rfdg (a)............... 5.000      10/01/15          502,290
 1,000    North Carolina Muni Pwr Agy Ser A (MBIA
          Insd)....................................... 5.250      01/01/19        1,063,320
                                                                               ------------
                                                                                  2,231,325
                                                                               ------------
          NORTH DAKOTA  0.5%
   500    Grand Forks, ND Sr Hsg Rev 4000 Vly Square
          Proj Rfdg................................... 5.000      12/01/16          482,135
                                                                               ------------

          OHIO  4.6%
   500    Adams Cnty Hosp Fac Impt Rev Adams Cnty Hosp
          Proj........................................ 6.250      09/01/20          469,825
   500    Athens Cnty, OH Hosp Fac Rev & Impt
          O'Bleness Mem Rfdg Ser A.................... 6.250      11/15/13          518,200
 1,370    Cleveland, OH Non Tax Rev Cleveland Stad
          Proj Rfdg (AMBAC Insd)...................... 5.125      12/01/20        1,450,077
   355    Dayton, OH Spl Fac Rev Afco Cargo Day LLC
          Proj (AMT) (a).............................. 6.000      04/01/09          355,476
   750    Ohio Muni Elec Generation Agy Jt Venture 5
          Ctf Ben Int Rfdg (AMBAC Insd)............... 5.000      02/15/21          782,175
 1,160    Sugarcreek, OH Loc Sch Dist Sch Impt & Rfdg
          (MBIA Insd) (Prerefunded @ 12/01/13) (a).... 5.250      12/01/18        1,264,736
                                                                               ------------
                                                                                  4,840,489
                                                                               ------------

See Notes to Financial Statements                                             17

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON     MATURITY        VALUE
-------------------------------------------------------------------------------------------
          OREGON  3.6%
$2,575    Emerald Peoples Util Dist OR Rfdg Ser A (FSA
          Insd) (a)................................... 5.250%     11/01/16     $  2,789,343
 1,000    Port Morrow, OR Pollutn Ctl Portland Gen
          Rfdg Ser A (Mandatory Put 05/01/09)......... 5.200      05/01/33        1,017,520
                                                                               ------------
                                                                                  3,806,863
                                                                               ------------
          PENNSYLVANIA  9.9%
   500    Allegheny Cnty, PA Indl Dev Auth Lease Rev
          Residential Res Inc Proj.................... 5.000      09/01/21          498,890
   250    Allegheny Cnty, PA Redev Auth Rev Pittsburgh
          Mills Proj.................................. 5.100      07/01/14          250,958
 1,120    Canon McMillan Sch Dist PA Rfdg Ser A (MBIA
          Insd)....................................... 5.000      12/15/15        1,199,464
   500    Monroe Cnty, PA Hosp Auth Rev Hosp Pocono
          Med Ctr..................................... 5.000      01/01/17          513,200
   500    Montgomery Cnty, PA Indl Dev Auth Rev Mtg
          Whitemarsh Cont Care Proj................... 6.000      02/01/21          513,070
   900    Philadelphia, PA Gas Wks Rev Ser 3 (FSA
          Insd)....................................... 5.000      08/01/10          933,579
   950    Philadelphia, PA Gas Wks Rev Ser 18 (AGL
          Insd)....................................... 5.250      08/01/18        1,015,664
 2,000    Philadelphia, PA Redev Auth Rev Neighborhood
          Trans Ser A (FGIC Insd)..................... 5.500      04/15/16        2,152,820
 1,090    Wilson, PA Area Sch Dist (FGIC Insd)........ 5.125      03/15/17        1,155,269
 2,070    York Cnty, PA Sch Technology (FGIC Insd)
          (Prerefunded @ 02/15/13).................... 5.375      02/15/16        2,247,668
                                                                               ------------
                                                                                 10,480,582
                                                                               ------------
          SOUTH CAROLINA  3.7%
 1,020    Berkeley Cnty, SC Impt & Rfdg (FSA Insd).... 5.000      09/01/17        1,088,819
 1,000    Kershaw Cnty, SC Pub Sch Fndtn Installment
          Pwr Rev Kershaw Cnty Sch Dist Proj (CIFG
          Insd)....................................... 5.000      12/01/22        1,048,300
 1,065    Lexington, SC Wtr & Swr Rev & Impt Comb Rfdg
          Ser A (MBIA Insd) (a)....................... 5.000      04/01/14        1,108,889
   500    South Carolina Jobs Econ Dev Auth Hlthcare
          Fac Rev First Mtg Lutheran Homes Rfdg....... 5.000      05/01/12          496,740
   135    South Carolina Jobs Econ Dev Auth Hlthcare
          Fac Rev First Mtg Lutheran Homes Rfdg....... 5.125      05/01/13          133,927
                                                                               ------------
                                                                                  3,876,675
                                                                               ------------
          SOUTH DAKOTA  1.5%
 1,515    Minnehaha Cnty, SD Ctf Ltd Tax (FSA Insd)... 5.000      12/01/18        1,603,461
                                                                               ------------

 18                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON     MATURITY        VALUE
-------------------------------------------------------------------------------------------
          TENNESSEE  2.4%
$  415    Chattanooga, TN Hlth Ed Hsg Fac CDFI Phase I
          LLC Proj Rfdg Ser A......................... 5.000%     10/01/15     $    418,677
   700    Franklin, TN Spl Sch Dist Cap Apprec (FSA
          Insd).......................................   *        06/01/15          517,531
 1,000    Gatlinburg, TN Pub Bldg Auth Rfdg (AMBAC
          Insd)....................................... 5.750      12/01/11        1,084,410
   500    Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Rev
          Trezevant Manor Proj Ser A.................. 5.250      09/01/16          499,980
                                                                               ------------
                                                                                  2,520,598
                                                                               ------------
          TEXAS  3.2%
   500    Hidalgo Cnty, TX Hlth Svc Mission Hosp Inc
          Proj........................................ 5.000      08/15/13          513,545
   350    Hidalgo Cnty, TX Hlth Svc Mission Hosp Inc
          Proj........................................ 5.000      08/15/19          352,545
 1,000    Lower Colorado Riv Auth TX LCRA Svc Corp
          Proj Rfdg (FGIC Insd)....................... 5.000      05/15/17        1,040,640
   250    Lufkin, TX Hlth Fac Dev Corp Hlth Sys Rev
          Mem East Texas (e).......................... 5.125      02/15/22          246,860
   500    Mesquite, TX Hlth Fac Dev Retirement
          Christian Care.............................. 5.000      02/15/15          504,980
   195    San Antonio, TX Hsg Fin Corp Multi-Family
          Hsg Rev Beverly Oaks Apt Proj Ser A (a)..... 7.500      02/01/10          198,535
   500    Tarrant Cnty, TX Cultural Ed Fac Fin Corp
          Buckner Retirement Svc Inc Proj............. 5.000      11/15/17          526,290
                                                                               ------------
                                                                                  3,383,395
                                                                               ------------
          VIRGINIA  1.0%
 1,000    Tobacco Settlement Fin Corp VA Asset Bkd.... 5.250      06/01/19        1,044,650
                                                                               ------------

          WASHINGTON  1.0%
 1,000    Klickitat Cnty, WA Pub Util Dist No 001 Elec
          Rev Rfdg Ser B (FGIC Insd).................. 5.250      12/01/22        1,077,230
                                                                               ------------

          WEST VIRGINIA  1.7%
   250    Ohio Cnty, WV Cnty Commn Tax Increment Rev
          Fort Henry Ctr Fin Dist Ser A............... 5.625      06/01/22          251,088
 1,500    West Virginia St Hosp Fin Auth (MBIA
          Insd)....................................... 6.100      01/01/18        1,556,775
                                                                               ------------
                                                                                  1,807,863
                                                                               ------------

See Notes to Financial Statements                                             19

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON     MATURITY        VALUE
-------------------------------------------------------------------------------------------
          WISCONSIN  0.5%
$  500    Wisconsin St Hlth & Ed Fac Beaver Dam Cmnty
          Hosp Inc Ser A.............................. 5.500%     08/15/14     $    500,495
                                                                               ------------

TOTAL INVESTMENTS 98.5%
  (Cost $102,287,436).......................................................    104,179,925
OTHER ASSETS IN EXCESS OF LIABILITIES  1.5%.................................      1,564,285
                                                                               ------------

NET ASSETS  100.0%..........................................................   $105,744,210
                                                                               ============

Percentages are calculated as a percentage of net assets.

*   Zero coupon bond

(a) The Fund owns 100% of the outstanding bond issuance.

(b) 144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) Escrowed to Maturity

(d) Security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 1.1% of net assets.

(e) Security purchased on a when-issued or delayed delivery basis.

AGL--Assured Guaranty Ltd.

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

CIFG--CDC IXIS Financial Guaranty

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

MBIA--Municipal Bond Investors Assurance Corp.

Radian--Radian Asset Assurance

XLCA--XL Capital Assurance Inc.

 20                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2007

ASSETS:
Total Investments (Cost $102,287,436).......................  $104,179,925
Receivables:
  Investments Sold..........................................     2,091,330
  Interest..................................................     1,447,711
  Fund Shares Sold..........................................        50,320
Other.......................................................       168,181
                                                              ------------
    Total Assets............................................   107,937,467
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,025,758
  Custodian Bank............................................       557,885
  Fund Shares Repurchased...................................       156,815
  Income Distributions......................................        69,120
  Investment Advisory Fee...................................        34,903
  Distributor and Affiliates................................        19,130
Trustees' Deferred Compensation and Retirement Plans........       241,041
Accrued Expenses............................................        88,605
                                                              ------------
    Total Liabilities.......................................     2,193,257
                                                              ------------
NET ASSETS..................................................  $105,744,210
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $103,641,250
Net Unrealized Appreciation.................................     1,892,489
Accumulated Undistributed Net Investment Income.............       306,740
Accumulated Net Realized Loss...............................       (96,269)
                                                              ------------
NET ASSETS..................................................  $105,744,210
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $81,397,937 and 7,688,774 shares of
    beneficial interest issued and outstanding).............  $      10.59
    Maximum sales charge (4.75%* of offering price).........          0.53
                                                              ------------
    Maximum offering price to public........................  $      11.12
                                                              ============
Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $11,104,664 and 1,035,053 shares of
    beneficial interest issued and outstanding).............  $      10.73
                                                              ============
Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $13,010,217 and 1,230,514 shares of
    beneficial interest issued and outstanding).............  $      10.57
                                                              ============
Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $231,392 and 21,858 shares of beneficial
    interest issued and outstanding)........................  $      10.59
                                                              ============

*   On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements                                             21

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended September 30, 2007

INVESTMENT INCOME:
Interest....................................................  $ 4,885,544
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      539,874
Distribution (12b-1) and Service Fees
  Class A...................................................      200,897
  Class B...................................................       32,431
  Class C...................................................      135,218
Accounting and Administrative Expenses......................       71,683
Professional Fees...........................................       66,210
Transfer Agent Fees.........................................       61,658
Reports to Shareholders.....................................       51,928
Registration Fees...........................................       42,527
Trustees' Fees and Related Expenses.........................       31,906
Custody.....................................................       12,174
Other.......................................................       23,311
                                                              -----------
    Total Expenses..........................................    1,269,817
    Investment Advisory Fee Reduction.......................      107,975
    Less Credits Earned on Cash Balances....................        2,770
                                                              -----------
    Net Expenses............................................    1,159,072
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 3,726,472
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $    44,489
  Futures...................................................     (146,668)
                                                              -----------
Net Realized Loss...........................................     (102,179)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    2,840,451
  End of the Period.........................................    1,892,489
                                                              -----------
Net Unrealized Depreciation During the Period...............     (947,962)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(1,050,141)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 2,676,331
                                                              ===========

 22                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                            FOR THE              FOR THE
                                                           YEAR ENDED           YEAR ENDED
                                                       SEPTEMBER 30, 2007   SEPTEMBER 30, 2006
                                                       ---------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................     $  3,726,472         $  3,877,834
Net Realized Gain/Loss...............................         (102,179)             228,777
Net Unrealized Appreciation/Depreciation During the
  Period.............................................         (947,962)              45,442
                                                          ------------         ------------
Change in Net Assets from Operations.................        2,676,331            4,152,053
                                                          ------------         ------------

Distributions from Net Investment Income:
  Class A Shares.....................................       (2,770,289)          (2,855,993)
  Class B Shares.....................................         (441,554)            (553,231)
  Class C Shares.....................................         (373,168)            (430,486)
  Class I Shares.....................................          (33,145)             (22,966)
                                                          ------------         ------------
                                                            (3,618,156)          (3,862,676)
                                                          ------------         ------------

Distributions from Net Realized Gain:
  Class A Shares.....................................              -0-             (390,380)
  Class B Shares.....................................              -0-              (76,687)
  Class C Shares.....................................              -0-              (80,238)
  Class I Shares.....................................              -0-               (2,627)
                                                          ------------         ------------
                                                                   -0-             (549,932)
                                                          ------------         ------------
Total Distributions..................................       (3,618,156)          (4,412,608)
                                                          ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................         (941,825)            (260,555)
                                                          ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................       26,136,611           23,378,784
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................        2,714,649            3,272,076
Cost of Shares Repurchased...........................      (31,830,839)         (38,938,362)
                                                          ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...       (2,979,579)         (12,287,502)
                                                          ------------         ------------
TOTAL DECREASE IN NET ASSETS.........................       (3,921,404)         (12,548,057)
NET ASSETS:
Beginning of the Period..............................      109,665,614          122,213,671
                                                          ------------         ------------
End of the Period (Including accumulated
  undistributed net investment income of $306,740 and
  $202,213, respectively)............................     $105,744,210         $109,665,614
                                                          ============         ============

See Notes to Financial Statements                                             23

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                                ------------------------------------------------
                                               2007        2006        2005     2004     2003
                                              ------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD................................  $10.68      $10.69      $10.72   $10.76   $10.86
                                              ------      ------      ------   ------   ------
  Net Investment Income.....................     .38(a)      .37(a)      .36      .37      .38
  Net Realized and Unrealized Gain/Loss.....    (.10)        .04        (.01)     .04     (.03)
                                              ------      ------      ------   ------   ------
Total from Investment Operations............     .28         .41         .35      .41      .35
                                              ------      ------      ------   ------   ------
Less:
  Distributions from Net Investment
    Income..................................     .37         .37         .37      .37      .40
  Distributions from Net Realized Gain......     -0-         .05         .01      .08      .05
                                              ------      ------      ------   ------   ------
Total Distributions.........................     .37         .42         .38      .45      .45
                                              ------      ------      ------   ------   ------
NET ASSET VALUE, END OF THE PERIOD..........  $10.59      $10.68      $10.69   $10.72   $10.76
                                              ======      ======      ======   ======   ======

Total Return * (b)..........................   2.63%       3.91%       3.31%    3.84%    3.33%
Net Assets at End of the Period (In
  millions).................................  $ 81.4      $ 79.4      $ 88.2   $ 76.5   $ 70.1
Ratio of Expenses to Average Net Assets *...    .98%        .99%        .99%     .93%     .84%
Ratio of Net Investment Income to Average
  Net Assets *..............................   3.54%       3.46%       3.32%    3.50%    3.55%
Portfolio Turnover..........................     11%         21%         34%      60%      35%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets.................................   1.08%       1.09%       1.09%    1.03%    1.04%
   Ratio of Net Investment Income to Average
     Net Assets.............................   3.44%       3.36%       3.22%    3.40%    3.35%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 24                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                             ------------------------------------------------------
                                            2007        2006        2005        2004        2003
                                           ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.................................  $10.82      $10.82      $10.75      $10.78      $10.84
                                           ------      ------      ------      ------      ------
  Net Investment Income..................     .38(a)      .39(a)      .40         .30         .32
  Net Realized and Unrealized
    Gain/Loss............................    (.10)        .04        (.03)        .04        (.01)
                                           ------      ------      ------      ------      ------
Total from Investment Operations.........     .28         .43         .37         .34         .31
                                           ------      ------      ------      ------      ------
Less:
  Distributions from Net
    Investment Income....................     .37         .38         .29         .29         .32
  Distributions from Net Realized Gain...     -0-         .05         .01         .08         .05
                                           ------      ------      ------      ------      ------
Total Distributions......................     .37         .43         .30         .37         .37
                                           ------      ------      ------      ------      ------
NET ASSET VALUE, END OF THE PERIOD.......  $10.73      $10.82      $10.82      $10.75      $10.78
                                           ======      ======      ======      ======      ======

Total Return * (b).......................   2.59%(d)    4.13%(d)    3.47%(d)    3.15%(d)    2.96%(c)
Net Assets at End of the Period
  (In millions)..........................  $ 11.1      $ 14.6      $ 16.9      $ 20.3      $ 23.9
Ratio of Expenses to Average
  Net Assets *...........................    .98%(d)     .78%(d)     .82%(d)    1.67%(d)    1.59%
Ratio of Net Investment Income to Average
  Net Assets *...........................   3.55%(d)    3.67%(d)    3.51%(d)    2.76%(d)    3.08%(c)
Portfolio Turnover.......................     11%         21%         34%         60%         35%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets..............................   1.08%(d)     .88%(d)     .92%(d)    1.77%(d)    1.79%
   Ratio of Net Investment Income to
     Average Net Assets..................   3.45%(d)    3.57%(d)    3.41%(d)    2.66%(d)    2.88%(c)

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class B Shares, resulting in an increase to the Ratio of Net Investment Income to Average Net Assets and Total Return of .28%.

(d) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

See Notes to Financial Statements                                             25

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                             ------------------------------------------------------
                                            2007        2006        2005        2004        2003
                                           ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.................................  $10.66      $10.68      $10.70      $10.73      $10.82
                                           ------      ------      ------      ------      ------
  Net Investment Income..................     .30(a)      .29(a)      .29         .30         .30
  Net Realized and Unrealized
    Gain/Loss............................    (.10)        .03        (.01)        .04        (.02)
                                           ------      ------      ------      ------      ------
Total from Investment Operations.........     .20         .32         .28         .34         .28
                                           ------      ------      ------      ------      ------
Less:
  Distributions from Net
    Investment Income....................     .29         .29         .29         .29         .32
  Distributions from Net Realized Gain...     -0-         .05         .01         .08         .05
                                           ------      ------      ------      ------      ------
Total Distributions......................     .29         .34         .30         .37         .37
                                           ------      ------      ------      ------      ------
NET ASSET VALUE, END OF THE PERIOD.......  $10.57      $10.66      $10.68      $10.70      $10.73
                                           ======      ======      ======      ======      ======

Total Return * (b).......................   1.88%(d)    3.04%       2.64%(d)    3.17%(d)    2.69%(c)
Net Assets at End of the Period
  (In millions)..........................  $ 13.0      $ 14.7      $ 16.5      $ 18.1      $ 21.4
Ratio of Expenses to Average Net
  Assets*................................   1.72%(d)    1.74%       1.64%(d)    1.66%(d)    1.59%
Ratio of Net Investment Income to Average
  Net Assets *...........................   2.81%(d)    2.71%       2.69%(d)    2.77%(d)    2.84%(c)
Portfolio Turnover.......................     11%         21%         34%         60%         35%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets..............................   1.82%(d)    1.84%       1.74%(d)    1.76%(d)    1.79%
   Ratio of Net Investment Income to
     Average Net Assets..................   2.71%(d)    2.61%       2.59%(d)    2.67%(d)    2.64%(c)

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Ratio of Net Investment Income to Average Net Assets and Total Return of .06%.

(d) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

 26                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                               AUGUST 12, 2005
                                                             YEAR ENDED         (COMMENCEMENT
                                                           SEPTEMBER 30,      OF OPERATIONS) TO
CLASS I SHARES                                           ------------------     SEPTEMBER 30,
                                                          2007        2006          2005
                                                         --------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...............  $10.67      $10.69        $ 10.70
                                                         ------      ------        -------
  Net Investment Income................................     .40(a)      .39(a)          .05
  Net Realized and Unrealized Gain/Loss................    (.09)        .03           (.01)
                                                         ------      ------        -------
Total from Investment Operations.......................     .31         .42            .04
                                                         ------      ------        -------
Less:
  Distributions from Net Investment Income.............     .39         .39            .05
  Distributions from Net Realized Gain.................     -0-         .05            -0-
                                                         ------      ------        -------
Total Distributions....................................     .39         .44            .05
                                                         ------      ------        -------
NET ASSET VALUE, END OF THE PERIOD.....................  $10.59      $10.67        $ 10.69
                                                         ======      ======        =======

Total Return * (b).....................................   2.98%       4.08%          0.38%**
Net Assets at End of the Period (In millions)..........  $   .2      $   .9        $    .6
Ratio of Expenses to Average Net Assets *..............    .72%        .72%           .77%
Ratio of Net Investment Income to Average Net Assets
  *....................................................   3.79%       3.73%          3.59%
Portfolio Turnover.....................................     11%         21%            34%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets.............    .82%        .82%           .87%
   Ratio of Net Investment Income to Average Net
     Assets............................................   3.69%       3.63%          3.49%

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             27

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Intermediate Term Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on May 28, 1993. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2007, the Fund had $246,860 of when-issued or delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 continued

and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2007, the Fund had an accumulated capital loss carryforward for tax purposes of $54,717, which will expire on September 30, 2015.

    At September 30, 2007, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes........................  $102,269,280
                                                              ============
Gross tax unrealized appreciation...........................  $  2,184,587
Gross tax unrealized depreciation...........................      (273,942)
                                                              ------------
Net tax unrealized appreciation on investments..............  $  1,910,645
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

    The tax character of distributions paid during the years ended September 30, 2007 and 2006 were as follows.

                                                                 2007          2006
Distributions paid from:
  Ordinary income...........................................  $      336    $  467,011
  Tax-exempt income.........................................   3,627,442     3,880,983
  Long-term capital gain....................................         -0-        84,585
                                                              ----------    ----------
                                                              $3,627,778    $4,432,579
                                                              ==========    ==========

    Permanent differences, primarily due to the Fund's investment in other regulated investment companies, resulted in the following reclassifications among the Fund's components of net assets at September 30, 2007:

  ACCUMULATED UNDISTRIBUTED  ACCUMULATED NET
    NET INVESTMENT INCOME     REALIZED LOSS   CAPITAL
          $(3,789)               $3,789        $-0-

    As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $    976
Undistributed tax-exempt income.............................   568,118

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 continued

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized on securities for tax purposes but not for book, and post October losses of $44,704 which are not recognized for tax purposes until the first day of the following fiscal year.

F. EXPENSE REDUCTIONS During the year ended September 30, 2007, the Fund's custody fee was reduced by $2,770 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .50%
Over $500 million...........................................       .45%

    For the year ended September 30, 2007, the Adviser waived $107,975 of its investment advisory fee. This represents .10% of the Fund's average daily net assets for the period. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended September 30, 2007, the Fund recognized expenses of approximately $5,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended September 30, 2007, the Fund recognized expenses of approximately $57,100 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2007, the Fund recognized expenses of approximately $50,600 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $146,631 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2007.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 continued

Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended September 30, 2007, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $16,300 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $16,800. Sales charges do not represent expenses of the Fund.

3. CAPITAL TRANSACTIONS

For the years ended September 30, 2007 and 2006, transactions were as follows:

                                               FOR THE                       FOR THE
                                              YEAR ENDED                    YEAR ENDED
                                          SEPTEMBER 30, 2007            SEPTEMBER 30, 2006
                                      --------------------------    --------------------------
                                        SHARES         VALUE          SHARES         VALUE
Sales:
  Class A...........................   2,069,571    $ 21,969,724     1,797,066    $ 19,041,928
  Class B...........................      87,996         948,261       122,999       1,315,764
  Class C...........................     258,040       2,730,716       243,523       2,575,766
  Class I...........................      45,869         487,910        42,334         445,326
                                      ----------    ------------    ----------    ------------
Total Sales.........................   2,461,476    $ 26,136,611     2,205,922    $ 23,378,784
                                      ==========    ============    ==========    ============
Dividend Reinvestment:
  Class A...........................     207,569    $  2,204,540       242,302    $  2,565,280
  Class B...........................      24,258         261,159        35,247         377,806
  Class C...........................      20,340         215,805        28,688         303,396
  Class I...........................       3,120          33,145         2,418          25,594
                                      ----------    ------------    ----------    ------------
Total Dividend Reinvestment.........     255,287    $  2,714,649       308,655    $  3,272,076
                                      ==========    ============    ==========    ============
Repurchases:
  Class A...........................  (2,027,021)   $(21,501,383)   (2,853,781)   $(30,222,471)
  Class B...........................    (429,923)     (4,619,061)     (367,467)     (3,939,234)
  Class C...........................    (427,744)     (4,534,247)     (436,595)     (4,611,782)
  Class I...........................    (111,522)     (1,176,148)      (15,578)       (164,875)
                                      ----------    ------------    ----------    ------------
Total Repurchases...................  (2,996,210)   $(31,830,839)   (3,673,421)   $(38,938,362)
                                      ==========    ============    ==========    ============

4. REDEMPTION FEE

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended September 30, 2007, the Fund did not receive any redemption fees.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $12,058,121 and $12,767,403, respectively.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 continued

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to manage the portfolio's effective yield, maturity and duration, or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Securities and typically closes the contract prior to delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended September 30, 2007 were as follows:

                                                              CONTRACTS
Outstanding at September 30, 2006...........................      45
Futures Opened..............................................     100
Futures Closed..............................................    (145)
                                                                ----
Outstanding at September 30, 2007...........................       0
                                                                ====

7. DISTRIBUTIONS AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $0 and $2,300 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 continued

8. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in the fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement period. As a result, the Fund will incorporate FIN 48 in its semi annual report on March 31, 2008. The impact to the Fund's financial statements, if any, is currently being assessed.

    In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Van Kampen Intermediate Term Municipal Income Fund

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Intermediate Term Municipal Income Fund (one of the Funds constituting the Van Kampen Tax Free Trust (the "Fund")) as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Intermediate Term Municipal Income Fund of the Van Kampen Tax Free Trust at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
November 16, 2007

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza - Suite 100
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2007. The Fund designated 100% of the income distributions as a tax-exempt income distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (62)            Trustee      Trustee     Chairman and Chief             73       Trustee/Director/Managing
Blistex Inc.                               since 2003  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products                    Director of the Heartland
                                                       manufacturer.                           Alliance, a nonprofit
                                                                                               organization serving
                                                                                               human needs based in
                                                                                               Chicago. Board member of
                                                                                               the Illinois
                                                                                               Manufacturers'
                                                                                               Association.

Jerry D. Choate (69)          Trustee      Trustee     Prior to January 1999,         73       Trustee/Director/Managing
33971 Selva Road                           since 1999  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of H&R Block,
                                                       ("Allstate") and Allstate               Amgen Inc., a
                                                       Insurance Company. Prior                biotechnological company,
                                                       to January 1995,                        and Valero Energy
                                                       President and Chief                     Corporation, an
                                                       Executive Officer of                    independent refining
                                                       Allstate. Prior to August               company.
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND
TRUSTEES AND OFfiCERS continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (67)             Trustee      Trustee     President of CAC, L.L.C.,      73       Trustee/Director/Managing
CAC, L.L.C.                                since 2003  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Quidel
San Diego, CA 92122-6223                               advisory services.                      Corporation, Stericycle,
                                                                                               Inc., Ventana Medical
                                                                                               Systems, Inc. and Trustee
                                                                                               of The Scripps Research
                                                                                               Institute. Prior to April
                                                                                               2007, Director of GATX
                                                                                               Corporation. Prior to
                                                                                               April 2004, Director of
                                                                                               TheraSense, Inc. Prior to
                                                                                               January 2004, Director of
                                                                                               TeleTech Holdings Inc.
                                                                                               and Arris Group, Inc.

Linda Hutton Heagy+ (59)      Trustee      Trustee     Managing Partner of            73       Trustee/Director/Managing
Heidrick & Struggles                       since 1995  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 international executive                 in the Fund Complex.
Suite 7000                                             search firm. Prior to                   Trustee on the University
Chicago, IL 60606                                      1997, Partner of Ray &                  of Chicago Hospitals
                                                       Berndtson, Inc., an                     Board, Vice Chair of the
                                                       executive recruiting                    Board of the YMCA of
                                                       firm. Prior to 1995,                    Metropolitan Chicago and
                                                       Executive Vice President                a member of the Women's
                                                       of ABN AMRO, N.A., a bank               Board of the University
                                                       holding company. Prior to               of Chicago.
                                                       1990, Executive Vice
                                                       President of The Exchange
                                                       National Bank.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND
TRUSTEES AND OFfiCERS continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (55)         Trustee      Trustee     Director and President of      73       Trustee/Director/Managing
1744 R Street, NW                          since 1993  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.                        Director of First Solar,
                                                       foundation created to                   Inc.
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (72)            Trustee      Trustee     Prior to 1998, President       73       Trustee/Director/Managing
14 Huron Trace                             since 2003  and Chief Executive                     General Partner of funds
Galena, IL 61036                                       Officer of Pocklington                  in the Fund Complex.
                                                       Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company.                                Director of the Marrow
                                                                                               Foundation.

Jack E. Nelson (71)           Trustee      Trustee     President of Nelson            73       Trustee/Director/Managing
423 Country Club Drive                     since 1993  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of FINRA,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND
TRUSTEES AND OFfiCERS continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Hugo F. Sonnenschein (67)     Trustee      Trustee     President Emeritus and         73       Trustee/Director/Managing
1126 E. 59th Street                        since 2003  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Trustee of the University
                                                       Distinguished Service                   of Rochester and a member
                                                       Professor in the                        of its investment
                                                       Department of Economics                 committee. Member of the
                                                       at the University of                    National Academy of
                                                       Chicago. Prior to July                  Sciences, the American
                                                       2000, President of the                  Philosophical Society and
                                                       University of Chicago.                  a fellow of the American
                                                                                               Academy of Arts and
                                                                                               Sciences.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND
TRUSTEES AND OFfiCERS continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Chief Communications           73       Trustee/Director/Managing
(65)                                       since 1999  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004. Director of
                                                       Operating Officer from                  Intelligent Medical
                                                       1993 to 2001. Prior to                  Devices, Inc., a symptom
                                                       1993, Executive Director                based diagnostic tool for
                                                       of the Commission on                    physicians and clinical
                                                       Behavioral and Social                   labs. Director of the
                                                       Sciences and Education at               Institute for Defense
                                                       the National Academy of                 Analyses, a federally
                                                       Sciences/National                       funded research and
                                                       Research Council. From                  development center,
                                                       1980 through 1989,                      Director of the German
                                                       Partner of Coopers &                    Marshall Fund of the
                                                       Lybrand.                                United States, Director
                                                                                               of the Rocky Mountain
                                                                                               Institute of Technology
                                                                                               and the Colorado College.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

TRUSTEES AND OFFICERS continued

INTERESTED TRUSTEE:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (68)         Trustee      Trustee     Partner in the law firm        73       Trustee/Director/Managing
333 West Wacker Drive                      since 1993  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the                 Director of the Abraham
                                                       Fund Complex.                           Lincoln Presidential
                                                                                               Library Foundation.

+ As indicated above, Ms. Heagy is an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been unrelated to Van Kampen's or Morgan Stanley's asset management businesses and have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley. Ms. Heagy does own common shares of Heidrick (representing less than 1% of Heidrick's outstanding common shares).

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

TRUSTEES AND OFFICERS continued

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Ronald E. Robison (68)        President and            Officer     President of funds in the Fund Complex since September 2005
522 Fifth Avenue              Principal Executive      since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10036            Officer                              since May 2003. Managing Director of Van Kampen Advisors
                                                                   Inc. since June 2003. Director of Investor Services since
                                                                   September 2002. Director of the Adviser, Van Kampen
                                                                   Investments and Van Kampen Exchange Corp. since January
                                                                   2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                                   & Co. Incorporated. Managing Director and Director of Morgan
                                                                   Stanley Investment Management Inc. Chief Administrative
                                                                   Officer, Managing Director and Director of Morgan Stanley
                                                                   Investment Advisors Inc. and Morgan Stanley Services Company
                                                                   Inc. Managing Director and Director of Morgan Stanley
                                                                   Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                                   Executive Officer and Director of Morgan Stanley Trust.
                                                                   Executive Vice President and Principal Executive Officer of
                                                                   the Institutional and Retail Morgan Stanley Funds. Director
                                                                   of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                                   Officer of Morgan Stanley Investment Management Inc. and
                                                                   Executive Vice President of funds in the Fund Complex from
                                                                   May 2003 to September 2005.

Dennis Shea (54)              Vice President           Officer     Managing Director of Morgan Stanley Investment Advisors
522 Fifth Avenue                                       since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10036                                                 and Van Kampen Advisors Inc. Chief Investment Officer--
                                                                   Global Equity of the same entities since February 2006. Vice
                                                                   President of Morgan Stanley Institutional and Retail Funds
                                                                   since February 2006. Vice President of funds in the Fund
                                                                   Complex since March 2006. Previously, Managing Director and
                                                                   Director of Global Equity Research at Morgan Stanley from
                                                                   April 2000 to February 2006.

J. David Germany (53)         Vice President           Officer     Managing Director of Morgan Stanley Investment Advisors
20 Bank Street,                                        since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                       and Van Kampen Advisors Inc. Chief Investment Officer--
London, GBR E14 4AD                                                Global Fixed Income of the same entities since December
                                                                   2005. Managing Director and Director of Morgan Stanley
                                                                   Investment Management Ltd. Director of Morgan Stanley
                                                                   Investment Management (ACD) Limited since December 2003.
                                                                   Vice President of Morgan Stanley Institutional and Retail
                                                                   Funds since February 2006. Vice President of funds in the
                                                                   Fund Complex since March 2006.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND
TRUSTEES AND OFfiCERS continued
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

Amy R. Doberman (45)          Vice President           Officer     Managing Director and General Counsel--U.S. Investment
522 Fifth Avenue                                       since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10036                                                 Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                   the Adviser. Vice President of the Morgan Stanley
                                                                   Institutional and Retail Funds since July 2004 and Vice
                                                                   President of funds in the Fund Complex since August 2004.
                                                                   Previously, Managing Director and General Counsel of
                                                                   Americas, UBS Global Asset Management from July 2000 to July
                                                                   2004 and General Counsel of Aeltus Investment Management,
                                                                   Inc. from January 1997 to July 2000.

Stefanie V. Chang (41)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management
522 Fifth Avenue              and Secretary            since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10036                                                 Complex.

John L. Sullivan (52)         Chief Compliance         Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza - Suite 100  Officer                  since 1996  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                         Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                   Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                   Investments, Vice President, Chief Financial Officer and
                                                                   Treasurer of funds in the Fund Complex and head of Fund
                                                                   Accounting for Morgan Stanley Investment Management Inc.
                                                                   Prior to December 2002, Executive Director of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (45)        Chief Financial Officer  Officer     Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza - Suite 100  and Treasurer            since 2007  Inc. since June 2007. Chief Financial Officer and Treasurer
Oakbrook Terrace, IL 60181                                         of funds in the Fund Complex since June 2007. Prior to June
                                                                   2007, Senior Vice President of Northern Trust Company,
                                                                   Treasurer and Principal Financial Officer for Northern Trust
                                                                   U.S. mutual fund complex.

  Van Kampen Intermediate Term Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Intermediate Term Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

                                                           (continued on back)

  Van Kampen Intermediate Term Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

  The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

                                                         Van Kampen Funds Inc.
                                                  1 Parkview Plaza - Suite 100
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2007 Van Kampen Funds Inc.
                                       All rights reserved. Member FINRA/SIPC.

                                                            138, 338, 538, 638
                                                                  INFANN 11/07
    (VAN KAMPEN INVESTMENTS LOGO)                           IU07-04620P-Y09/07

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen New York Tax Free Income Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2007.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE FUND SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 9/30/07

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Lehman Brothers Municipal Bond Index and the Lehman Brothers New York Municipal Bond Index from 9/30/97 through 9/30/07. Class A shares, adjusted for sales charges.
(LINE GRAPH)

                                                 VAN KAMPEN NEW YORK TAX    LEHMAN BROTHERS NEW YORK    LEHMAN BROTHERS MUNICIPAL
                                                    FREE INCOME FUND          MUNICIPAL BOND INDEX             BOND INDEX
                                                 -----------------------    ------------------------    -------------------------
9/97                                                       9526                       10000                       10000
                                                           9842                       10281                       10271
                                                           9997                       10418                       10390
                                                          10181                       10588                       10548
9/98                                                      10543                       10913                       10871
                                                          10580                       10988                       10937
                                                          10666                       11087                       11034
                                                          10456                       10890                       10839
9/99                                                      10268                       10850                       10796
                                                          10063                       10765                       10712
                                                          10339                       11092                       11025
                                                          10477                       11264                       11192
9/00                                                      10772                       11527                       11462
                                                          11304                       12057                       11964
                                                          11544                       12324                       12229
                                                          11652                       12426                       12309
9/01                                                      11954                       12703                       12654
                                                          11811                       12641                       12577
                                                          11966                       12796                       12695
                                                          12418                       13231                       13160
9/02                                                      13105                       13859                       13785
                                                          13059                       13863                       13785
                                                          13194                       14033                       13950
                                                          13556                       14383                       14310
9/03                                                      13588                       14412                       14321
                                                          13843                       14598                       14517
                                                          13999                       14837                       14768
                                                          13734                       14492                       14419
9/04                                                      14286                       15049                       14980
                                                          14430                       15222                       15168
                                                          14382                       15213                       15162
                                                          14889                       15639                       15606
9/05                                                      14899                       15612                       15587
                                                          14991                       15726                       15701
                                                          15102                       15773                       15739
                                                          15112                       15774                       15744
9/06                                                      15638                       16295                       16281
                                                          15822                       16470                       16461
                                                          15937                       16602                       16594
                                                          15838                       16513                       16484
9/07                                                      15848                       16815                       16784

                                    A SHARES              B SHARES              C SHARES
                                  since 7/29/94         since 7/29/94         since 7/29/94
----------------------------------------------------------------------------------------------
                                            W/MAX                 W/MAX                 W/MAX
                                            4.75%                 4.00%                 1.00%
AVERAGE ANNUAL                 W/O SALES    SALES    W/O SALES    SALES    W/O SALES    SALES
TOTAL RETURNS                   CHARGES    CHARGES    CHARGES    CHARGES    CHARGES    CHARGES

Since Inception                  5.94%      5.55%      5.47%      5.47%      5.35%      5.35%

10-year                          5.22       4.71       4.59       4.59       4.45       4.45

5-year                           3.87       2.87       3.16       2.90       3.10       3.10

1-year                           1.34      -3.46       0.95      -2.93       0.66      -0.31
----------------------------------------------------------------------------------------------

30-Day SEC Subsidized Yield           3.96%                 4.00%                 3.41%

30-Day SEC Yield                      3.73%                 3.75%                 3.17%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect its conversion into Class A shares eight years after purchase. The since inception returns for Class C shares reflects the conversion of Class C shares into Class A shares ten years after purchase. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. The unsubsidized SEC yields reflect some or all of the expenses that the adviser had voluntarily waived. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The Lehman Brothers NY Municipal Bond Index tracks the performance of NY issued municipal bonds rated at least Baa or BBB by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively and with maturities of 2 years or greater. Indexes do not include any expenses, fees or sales charges, which would lower performance. Indexes are unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Fund Report

FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2007

MARKET CONDITIONS

Strong fundamental and technical factors supported the municipal bond market throughout much of the reporting period, helping it to perform well through the second quarter of 2007. In July, however, contagion from the troubled subprime mortgage sector led to an increasingly illiquid and volatile market, and a flight to quality that led Treasury bonds to outperform all other sectors of the fixed income market, including both investment grade and below investment grade municipal bonds.

Up until that time, demand for municipal bonds had been quite strong as institutional investors and non-traditional buyers such as hedge funds and arbitrage investors continued to flock to the market. Given the low prevailing interest rates, demand for higher-yielding municipal bonds was particularly robust, which served to keep credit spreads tight. As market liquidity began to dry up, however, institutional demand fell off and refunding activity, which had been high, virtually halted. Although the supply of municipal bonds was declining as well, the decrease in demand put significant pressure on prices at the same time that the Treasury market was rallying. As a result, credit spreads widened, with the most significant widening occurring in the lower-rated segments of the market, where spreads on municipal bonds rated BBB and below (including non-rated bonds) widened by 40 to 50 basis points.

In mid-September, following the 50 basis point reduction in the target federal funds rate by the Federal Open Market Committee (the "Fed"), the market began to stabilize, liquidity improved, and municipal credit spreads began to tighten again. Despite these improvements, however, municipal bonds underperformed Treasuries for the overall reporting period.

Overall, municipal bond yields ended the period higher, but most of the yield increases occurred in the intermediate to long maturity portion of the yield curve, while yields on the front end of the curve decreased slightly. As a result, the municipal yield curve steepened over the course of the period, with the differential between two-year and 30-year maturities widening to about 100 basis points.

The supply of municipal bonds appeared to be heading toward a record for a calendar year, with total new issuance year-to-date reaching $323 billion as of September 30, 2007. Although some new issue deals scheduled to come to market in New York when interest rates were rising so quickly were postponed, the state continued to be the second largest issuer of municipal bonds in the country. The low interest rate environment for much of the period, coupled with the large supply of municipal bonds, led to a high amount of refundings in the state, wherein new bonds are issued to repay outstanding bonds prior to their stated maturities. Overall, New York's economy continued to expand and its credit outlook remains positive.

PERFORMANCE ANALYSIS

All share classes of Van Kampen New York Tax Free Income Fund underperformed the Lehman Brothers New York Municipal Bond Index and the Lehman Brothers Municipal Bond Index for the 12 months ended September 30, 2007, assuming no deduction of applicable sales charges.

TOTAL RETURNS FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2007

-------------------------------------------------------------------------------------
                                      LEHMAN BROTHERS
                                          NEW YORK           LEHMAN BROTHERS
      CLASS A   CLASS B   CLASS C   MUNICIPAL BOND INDEX   MUNICIPAL BOND INDEX

       1.34%     0.95%     0.66%            3.19%                  3.09%
-------------------------------------------------------------------------------------

The performance for the three share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Various factors contributed to the Fund's relative underperformance for the reporting period, one of which was an overweight versus both the Lehman Brothers Municipal Bond Index and the Lehman Brothers New York Municipal Bond Index in BBB and non-rated bonds. While this position was additive to performance for much of the period as lower rated bonds outperformed higher quality issues, in the last few months performance of the lower rated segment of the market suffered due to significant spread widening. As a result, the Fund's larger relative weighting there detracted from overall performance.

An overweight in tobacco bonds also dampened performance. The tobacco sector was the hardest hit sector of the municipal market in July and August, after particularly strong performance in the preceding months. The fundamental credit quality of tobacco bonds remained solid, but the combination of an abundant supply, the liquidity squeeze in the market, and the flight to quality (tobacco bonds are lower rated) caused spreads in the sector to widen dramatically. Therefore, while the Fund's position in the sector was beneficial for much of the period, it held back returns in the latter months. In addition, the Fund's tobacco bonds holdings are newer, more recently issued securities and therefore, did not benefit from the pre-refundings of older bonds that took place during the period. The Fund also had a higher allocation to health care bonds, which hindered returns late in the period when the sector's performance waned.

We maintained a focus on the long end of the yield curve, favoring bonds with maturities of 25 years or more. This yield-curve positioning was additive to performance for much of the period when interest rates on the long end of the curve were falling. In the latter months, however, longer-term yields rose and the Fund's emphasis here hindered performance.

An overweight to housing bonds was also additive to overall performance. The Fund's holdings in the sector were in higher-coupon issues, which outperformed lower-coupon issues during the fiscal year. Strong security selection in transportation and utilities also boosted returns, but an underweight to these sectors detracted somewhat as they performed well. The Fund's duration (a measure of interest-rate risk) positioning remained neutral and had no material impact on overall performance.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

RATINGS ALLOCATIONS AS OF 9/30/07
AAA/Aaa                                                          31.1%
AA/Aa                                                            29.8
A/A                                                               8.0
BBB/Baa                                                          15.9
BB/Ba                                                             5.1
B/B                                                               1.5
Non-Rated                                                         8.6

TOP FIVE SECTORS AS OF 9/30/07
Hospital                                                         17.8%
General Purpose                                                  12.6
Higher Education                                                  9.6
Student Housing                                                   7.2
Master Tobacco Settlement                                         6.9

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. Ratings allocations are as a percentage of total investments. Top Five sectors percentages are as a percentage of long-term investments. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Ratings allocations based upon ratings as issued by Standard & Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/07 - 9/30/07.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   4/1/07           9/30/07       4/1/07-9/30/07
Class A
  Actual......................................    $1,000.00        $  994.43          $3.70
  Hypothetical................................     1,000.00         1,021.36           3.75
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00           994.28           3.70
  Hypothetical................................     1,000.00         1,021.36           3.75
  (5% annual return before expenses)

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   4/1/07           9/30/07       4/1/07-9/30/07
Class C
  Actual......................................     1,000.00           990.60           7.44
  Hypothetical................................     1,000.00         1,017.60           7.54
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.74%, 0.74% and 1.49%, for Class A, B and C Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

The following table shows what expenses a shareholder would have paid, excluding interest and residual trust expenses.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   4/1/07           9/30/07       4/1/07-9/30/07
Class A
  Actual......................................    $1,000.00        $  994.43          $3.60
  Hypothetical................................     1,000.00         1,021.46           3.65
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00           994.28           3.75
  Hypothetical................................     1,000.00         1,021.31           3.80
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00           990.60           7.34
  Hypothetical................................     1,000.00         1,017.70           7.44
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.72%, 0.75% and 1.47%, for Class A, B and C Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2007 and May 30, 2007, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  100.7%
          NEW YORK  99.8%
$2,000    Albany, NY Indl Dev Agy Civic Fac Rev Albany Law
          Sch Univ Ser A.................................. 5.000%   07/01/31   $  1,957,660
 1,290    Albany, NY Indl Dev Agy Indl Dev Rev Albany
          College of Pharmacy Ser A....................... 5.625    12/01/34      1,315,413
   500    Amherst, NY Indl Dev Agy Civic Beechwood
          Hlthcare Ctr Inc................................ 5.200    01/01/40        447,415
   330    Bethlehem, NY Indl Dev Agy Sr Hsg Rev Van Allen
          Proj Ser A (Prerefunded @ 06/01/09)............. 6.875    06/01/39        355,044
   400    Dutchess Cnty, NY Indl Dev Agy Elant Fishkill
          Inc Ser A....................................... 5.250    01/01/37        378,284
 1,000    East Rochester, NY Hsg Auth Rev Sr Living
          Woodland Vlg Proj Rfdg.......................... 5.500    08/01/33        973,040
 1,250    Erie Cnty, NY Indl Dev Agy Sch Fac Rev City of
          Buffalo Proj (FSA Insd)......................... 5.750    05/01/21      1,356,975
 1,250    Erie Cnty, NY Indl Dev Agy Sch Fac Rev City of
          Buffalo Proj (FSA Insd)......................... 5.750    05/01/22      1,350,125
 1,000    Erie Cnty, NY Tob Asset Sec Corp Ser A.......... 5.000    06/01/45        924,500
 1,530    Hempstead Town, NY Indl Dev Adelphi Univ Civic
          Fac............................................. 5.000    10/01/35      1,533,595
 1,250    Hempstead Town, NY Indl Dev Adelphi Univ Civic
          Fac............................................. 5.750    06/01/22      1,313,512
 1,290    Islip, NY Res Recovery Agy Res 1985 Fac Ser E
          (FSA Insd) (AMT)................................ 5.750    07/01/22      1,398,012
 1,000    Livingston Cnty, NY Indl Dev Agy Civic Fac Rev
          Nicholas H Noyes Mem Hosp....................... 6.000    07/01/30      1,006,310
 1,500    Long Island Pwr Auth NY Elec Sys Rev Gen Ser
          B............................................... 5.000    12/01/35      1,528,980
 1,500    Metropolitan Trans Auth NY Rev Ser A............ 5.000    11/15/23      1,579,110
 1,000    Metropolitan Trans Auth NY Rev Rfdg Ser A (AMBAC
          Insd)........................................... 5.500    11/15/19      1,082,640
 1,000    Metropolitan Trans Auth NY Svc Contract Rfdg Ser
          A............................................... 5.125    01/01/29      1,032,960
 1,000    Monroe Cnty, NY Indl Dev Agy Nazareth College
          Rochester Proj (MBIA Insd)...................... 5.250    10/01/21      1,064,530
 1,320    Montgomery Cnty, NY Indl Dev Agy Lease Rev HFM
          Boces Ser A (XLCA Insd)......................... 5.000    07/01/34      1,353,673
 1,500    New York City Hlth & Hosp Corp Rev Hlth Sys Ser
          A (FSA Insd).................................... 5.500    02/15/18      1,611,030
 1,000    New York City Hlth & Hosp Corp Rev Hlth Sys Ser
          A (FSA Insd).................................... 5.500    02/15/19      1,074,020
 2,000    New York City Hsg Dev Corp Multi-Family Hsg Rev
          Ser B1 (AMT).................................... 5.150    11/01/37      2,008,160
 1,000    New York City Hsg Dev Corp Multi-Family Hsg Rev
          Ser J1.......................................... 4.850    05/01/36      1,004,280
 2,500    New York City Hsg Dev Corp Multi-Family Hsg Rev
          Ser L (AMT)..................................... 5.050    11/01/39      2,474,400

See Notes to Financial Statements                                             13

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$1,000    New York City Hsg Dev Corp Ser A (AMT).......... 5.500%   11/01/34   $  1,015,940
   445    New York City Indl Dev Agy Civic Fac Rev Cmnty
          Res
          Developmentally Disabled........................ 7.500    08/01/26        449,980
   500    New York City Indl Dev Agy Civic Fac Rev College
          of New Rochelle Proj............................ 5.750    09/01/17        510,620
 1,245    New York City Indl Dev Agy Civic Fac Rev Ctr for
          Nursing Ser B................................... 5.375    08/01/27      1,186,535
 1,405    New York City Indl Dev Agy Fac Rev Royal
          Charter-NY Presbyterian (FSA Insd).............. 5.375    12/15/16      1,524,650
   500    New York City Indl Dev Agy Rev Liberty 7 World
          Trade Ctr Ser A................................. 6.250    03/01/15        522,910
   500    New York City Indl Dev Agy Rev Liberty 7 World
          Trade Ctr Ser A................................. 6.500    03/01/35        522,840
 1,125    New York City Indl Dev Agy Rev Liberty Iac/
          Interactive Corp................................ 5.000    09/01/35      1,074,319
   500    New York City Indl Dev Agy Spl Fac Rev Amern
          Airl JFK Intl Arpt (AMT)........................ 7.750    08/01/31        571,905
 1,500    New York City Indl Dev Agy Spl Fac Rev JetBlue
          Airways Corp Proj (AMT)......................... 5.125    05/15/30      1,315,845
 2,000    New York City Indl Dev Agy Spl Fac Rev Term One
          Group Assn Proj (AMT) (a)....................... 5.500    01/01/19      2,137,335
 1,400    New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev Ser B....................................... 5.000    06/15/36      1,436,120
   500    New York City Muni Wtr Fin Ser B................ 6.000    06/15/33        534,265
 2,500    New York City Ser A............................. 5.500    08/01/20      2,704,300
 2,500    New York City Ser G............................. 5.000    08/01/24      2,592,150
 2,390    New York City Ser G............................. 5.000    12/01/28      2,460,218
 1,500    New York City Ser J............................. 5.000    03/01/24      1,550,190
 1,000    New York City Transitional Cultural Res Rev
          Amern Museum Nat History Ser A (MBIA Insd)...... 5.000    07/01/44      1,023,700
 1,025    New York City Transitional Future Tax Secd Ser
          B............................................... 5.500    02/01/15      1,091,840
 1,335    New York City Transitional Future Tax Secd Ser C
          (AMBAC Insd).................................... 5.250    08/01/21      1,423,751
 2,475    New York Cnty Tob Tr IV Settlement Pass Thru Ser
          A............................................... 5.000    06/01/45      2,286,306
   750    New York Liberty Dev Corp Rev Natl Sports Museum
          Proj Ser A (Acquired 08/07/06, Cost $750,000)
          (b)............................................. 6.125    02/15/19        764,993
 1,500    New York St Dorm Auth Lease Rev Muni Hlth Fac
          Impt Pgm Ser 1 (FSA Insd)....................... 5.500    01/15/14      1,592,565
 2,000    New York St Dorm Auth Rev Catholic Hlth L I
          Oblig Grp....................................... 5.000    07/01/27      1,969,000
 1,000    New York St Dorm Auth Rev City Univ Cons Third
          Ser 1 (FGIC Insd)............................... 5.250    07/01/25      1,031,220
 1,230    New York St Dorm Auth Rev City Univ Rfdg Ser D
          (FSA Insd)...................................... 5.750    07/01/12      1,301,684

 14                                            See Notes to Financial Statements

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$  650    New York St Dorm Auth Rev City Univ Sys Cons Ser
          A............................................... 5.625%   07/01/16   $    718,698
 1,000    New York St Dorm Auth Rev City Univ Sys Cons Ser
          B............................................... 6.000    07/01/14      1,085,040
 1,890    New York St Dorm Auth Rev Dept Ed (d)........... 5.250    07/01/21      2,002,739
 1,000    New York St Dorm Auth Rev Insd Brooklyn Law Sch
          Ser B (XLCA Insd)............................... 5.375    07/01/23      1,072,690
 1,040    New York St Dorm Auth Rev Insd NY St Rehab Assn
          Ser A (AMBAC Insd) (d).......................... 5.500    07/01/15      1,121,650
 1,200    New York St Dorm Auth Rev
          Miriam Osborn Mem Home Ser B (ACA Insd)......... 6.375    07/01/29      1,280,328
 2,000    New York St Dorm Auth Rev Mtg Montefiore Hosp
          (FGIC Insd)..................................... 5.000    08/01/33      2,051,120
 1,000    New York St Dorm Auth Rev Non St Supported Debt
          L I Jewish (a).................................. 5.000    11/01/26      1,012,350
 1,000    New York St Dorm Auth Rev Non St Supported Debt
          L I Jewish (a).................................. 5.000    11/01/34      1,012,350
 2,000    New York St Dorm Auth Rev Non St Supported Debt
          Mt Sinai NYU Hlth Ser C......................... 5.500    07/01/26      2,017,060
 1,500    New York St Dorm Auth Rev Non St Supported Debt
          NYU Hosp Ctr Ser A.............................. 5.000    07/01/20      1,494,990
 3,000    New York St Dorm Auth Rev Non St Supported Debt
          NYU Hosp Ctr Ser A.............................. 5.000    07/01/36      2,782,260
   750    New York St Dorm Auth Rev Nursing Home Menorah
          Campus (FHA Gtd)................................ 5.950    02/01/17        766,305
 2,000    New York St Dorm Auth Rev Non St Supported Debt
          Providence Rest (ACA Insd)...................... 5.250    07/01/25      2,027,180
 1,000    New York St Dorm Auth Rev Secd Hosp North Gen
          Hosp Rfdg....................................... 5.750    02/15/18      1,087,190
   365    New York St Dorm Auth Rev St Supported Debt
          Bal-2007-Mental Ser B (MBIA Insd)............... 5.250    08/15/31        380,034
 1,000    New York St Dorm Auth Rev St Univ Ed Fac 1989
          Res (MBIA Insd) (Prerefunded @ 05/15/10)........ 6.000    05/15/15      1,072,040
   500    New York St Energy Resh & Dev Auth Gas Fac Rev
          Brooklyn Union Gas Ser B (AMT) (c).............. 8.854    07/01/26        528,750
 2,200    New York St Environmental Fac Corp St Clean Wtr
          & Drinking NYC Muni Wtr Fin Auth Sub Ser B...... 5.000    06/15/26      2,301,838
 1,000    New York St Environmental Fac Corp St Clean Wtr
          & Drinking Revolving Fd Pooled Fin Pgm Ser I.... 5.250    09/15/19      1,067,120
 2,280    New York St Loc Govt Assistance Corp Rfdg Ser
          E............................................... 6.000    04/01/14      2,515,273
 1,905    New York St Mtg Agy Rev for Homeowner Mtg Ser
          130 (AMT)....................................... 4.800    10/01/37      1,816,246
   650    New York St Mtg Agy Rev Ser 82 (AMT)............ 5.650    04/01/30        673,894

See Notes to Financial Statements                                             15

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$  940    New York St Mtg Agy Rev Ser 101 (AMT)........... 5.400%   04/01/32   $    950,613
   500    New York St Urban Dev Corp Rev Correctional Fac
          Rfdg Ser A...................................... 5.500    01/01/14        537,460
   220    Oneida Cnty, NY Indl Dev Agy Civic Fac Saint
          Elizabeth Med Ser A............................. 5.875    12/01/29        220,664
 1,000    Rensselaer Cnty, NY Indl Dev Agy Indl Dev Rev
          Franciscan Heights LP Proj Ser A (AMT) (LOC: JP
          Morgan Chase Bank).............................. 5.375    12/01/36      1,035,400
 2,500    Rensselaer Cnty, NY Sch Dist Ctf Partn (XLCA
          Insd)........................................... 5.000    06/01/26      2,615,300
 1,000    Rockland Cnty, NY Solid Waste Ser B (AMBAC Insd)
          (AMT)........................................... 5.000    12/15/23      1,030,600
 1,000    Seneca Nation Indians Cap Impt Auth NY Spl Oblig
          Ser A (e)....................................... 5.000    12/01/23        956,720
 1,500    Suffolk Cnty, NY Indl Dev Agy Civic Fac Rev
          Eastrn Long Island Hosp Assn (Acquired 06/22/07,
          Cost $1,472,445) (b)............................ 5.375    01/01/27      1,422,330
   825    Suffolk Cnty, NY Indl Dev Agy Civic Fac Rev
          Family Svc League Suffolk Cnty (LOC: Fleet
          National Bank).................................. 5.000    11/01/34        840,741
   250    Syracuse, NY Indl Dev Agy Rev First Mtg Jewish
          Home Ser A...................................... 7.375    03/01/21        264,218
 2,000    Tobacco Settlement Fin Corp NY Ser B............ 5.500    06/01/22      2,132,540
   325    Triborough Brdg & Tunl Auth NY Rev Gen Purp Ser
          A............................................... 5.000    01/01/32        331,399
 2,000    Triborough Brdg & Tunl Auth NY Rev Gen Purp Ser
          A............................................... 5.250    01/01/18      2,113,320
 1,090    Tsasc, Inc. NY Ser 1............................ 5.000    06/01/34      1,026,464
 2,500    Tsasc, Inc. NY Ser 1............................ 5.125    06/01/42      2,362,700
 1,000    Ulster Cnty, NY Res Recovery Agy Solid Waste Sys
          Rev Rfdg (AMBAC Insd)........................... 5.250    03/01/18      1,060,040
   160    Upper Mohawk Vly Regl Wtr Fin Auth NY Wtr Sys
          Rev (AMBAC Insd)................................ 5.750    04/01/20        169,622
   840    Upper Mohawk Vly Regl Wtr Fin Auth NY Wtr Sys
          Rev (AMBAC Insd) (Prerefunded @ 04/01/10)....... 5.750    04/01/20        893,231
   310    Utica, NY Indl Dev Agy Civic Fac Rev Utica
          College Proj Ser A.............................. 5.750    08/01/28        312,353
 1,000    Warren & Washington Cnty, NY Indl Dev Agy Civic
          Fac Rev Glens Falls Hosp Proj Ser A (FSA
          Insd)........................................... 5.000    12/01/35      1,020,960
   500    Westchester Cnty, NY Indl Dev Agy Mtg Kendal on
          Hudson Proj Ser A............................... 6.375    01/01/24        523,635
 2,000    Westchester Tob Asset Sec Corp NY............... 5.125    06/01/45      1,891,740
 1,000    Yonkers, NY Indl Dev Agy Civic Fac Rev Cmnty Dev
          Ppty Yonkers Inc Ser A (Prerefunded @
          02/01/11)....................................... 6.625    02/01/26      1,097,850
                                                                               ------------
                                                                                121,415,894
                                                                               ------------

 16                                            See Notes to Financial Statements

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          U.S. VIRGIN ISLANDS  0.9%
$1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
          Ln Nt Ser A..................................... 6.375%   10/01/19   $  1,079,850
                                                                               ------------
TOTAL INVESTMENTS  100.7%
  (Cost $121,006,101).......................................................    122,495,744

LIABILITY FOR FLOATING RATE NOTE OBLIGATIONS RELATED TO SECURITIES
  HELD  (2.5%)
  (Cost ($3,000,000))
(3,000)   Notes with interest rates ranging from 3.91% to 4.01% at September
          30, 2007 and contractual maturities of collateral ranging from
          2019 to 2034 (f)..................................................     (3,000,000)
                                                                               ------------
TOTAL NET INVESTMENTS  98.2%
  (Cost $118,006,101).......................................................    119,495,744
OTHER ASSETS IN EXCESS OF LIABILITIES  1.8%.................................      2,189,049
                                                                               ------------

NET ASSETS  100.0%..........................................................   $121,684,793
                                                                               ============

Percentages are calculated as a percentage of net assets.

(a) Underlying security related to Inverse Floaters entered into by the Fund.

(b) This Security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 1.8% of net assets.

(c) Inverse Floating Rate. The interest rates shown reflect the rates in effect at September 30, 2007.

(d) The Fund owns 100% of the outstanding bond issuance.

(e) 144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(f) Floating rate notes. The interest rates shown reflect the rates in effect at September 30, 2007.

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

FGIC--Financial Guaranty Insurance Co.

FHA--Federal Housing Administration

FSA--Financial Security Assurance Inc.

LOC--Letter of Credit

MBIA--Municipal Bond Investors Assurance Corp.

XLCA--XL Capital Assurance Inc.

See Notes to Financial Statements                                             17

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2007

ASSETS:
Total Investments (Cost $121,006,101).......................  $122,495,744
Receivables:
  Interest..................................................     1,787,392
  Fund Shares Sold..........................................     1,241,122
  Investments Sold..........................................       180,000
Other.......................................................       114,766
                                                              ------------
    Total Assets............................................   125,819,024
                                                              ------------
LIABILITIES:
Payables:
  Floating Rate Note Obligations............................     3,000,000
  Custodian Bank............................................       537,927
  Fund Shares Repurchased...................................       173,088
  Income Distributions......................................       120,996
  Investment Advisory Fee...................................        21,686
  Distributor and Affiliates................................        16,346
Trustees' Deferred Compensation and Retirement Plans........       180,291
Accrued Expenses............................................        83,897
                                                              ------------
    Total Liabilities.......................................     4,134,231
                                                              ------------
NET ASSETS..................................................  $121,684,793
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $0.01 per share with an unlimited
  number of shares authorized)..............................  $119,646,093
Net Unrealized Appreciation.................................     1,489,643
Accumulated Undistributed Net Investment Income.............       351,015
Accumulated Net Realized Gain...............................       198,042
                                                              ------------
NET ASSETS..................................................  $121,684,793
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $82,260,919 and 5,136,825 shares of
    beneficial interest issued and outstanding).............  $      16.01
    Maximum sales charge (4.75%* of offering price).........          0.80
                                                              ------------
    Maximum offering price to public........................  $      16.81
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $20,511,918 and 1,284,031 shares of
    beneficial interest issued and outstanding).............  $      15.97
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $18,911,956 and 1,182,676 shares of
    beneficial interest issued and outstanding).............  $      15.99
                                                              ============

*   On sales of $100,000 or more, the sales charge will be reduced.

 18                                            See Notes to Financial Statements

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended September 30, 2007

INVESTMENT INCOME:
Interest....................................................  $ 6,091,720
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      581,776
Distribution (12b-1) and Service Fees
  Class A...................................................      200,056
  Class B...................................................      171,000
  Class C...................................................      179,677
Interest And Residual Trust Expenses........................      115,560
Transfer Agent Fees.........................................       65,661
Professional Fees...........................................       62,513
Accounting and Administrative Expenses......................       59,544
Reports to Shareholders.....................................       47,797
Trustees' Fees and Related Expenses.........................       30,662
Custody.....................................................       14,334
Registration Fees...........................................        5,289
Other.......................................................       21,091
                                                              -----------
  Total Expenses............................................    1,554,960
  Investment Advisory Fee Reduction.........................      309,455
  Less Credits Earned on Cash Balances......................        3,759
                                                              -----------
  Net Expenses..............................................    1,241,746
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 4,849,974
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $   235,010
  Futures...................................................       11,549
                                                              -----------
Net Realized Gain...........................................      246,559
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    5,155,008
  End of the Period.........................................    1,489,643
                                                              -----------
Net Unrealized Depreciation During the Period...............   (3,665,365)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(3,418,806)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 1,431,168
                                                              ===========

See Notes to Financial Statements                                             19

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                          FOR THE               FOR THE
                                                         YEAR ENDED            YEAR ENDED
                                                     SEPTEMBER 30, 2007    SEPTEMBER 30, 2006
                                                     ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................     $  4,849,974          $  4,468,397
Net Realized Gain..................................          246,559               480,212
Net Unrealized Appreciation/Depreciation During the
  Period...........................................       (3,665,365)              308,177
                                                        ------------          ------------
Change in Net Assets from Operations...............        1,431,168             5,256,786
                                                        ------------          ------------

Distributions from Net Investment Income:
  Class A Shares...................................       (3,319,285)           (2,816,473)
  Class B Shares...................................         (945,559)           (1,008,247)
  Class C Shares...................................         (620,061)             (572,354)
                                                        ------------          ------------
                                                          (4,884,905)           (4,397,074)
                                                        ------------          ------------

Distributions from Net Realized Gain:
  Class A Shares...................................         (112,999)           (1,332,049)
  Class B Shares...................................          (41,402)             (632,017)
  Class C Shares...................................          (26,599)             (347,951)
                                                        ------------          ------------
                                                            (181,000)           (2,312,017)
                                                        ------------          ------------
Total Distributions................................       (5,065,905)           (6,709,091)
                                                        ------------          ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................       (3,634,737)           (1,452,305)
                                                        ------------          ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................       31,644,946            21,951,233
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................        3,695,428             4,826,992
Cost of Shares Repurchased.........................      (29,862,385)          (25,286,714)
                                                        ------------          ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................        5,477,989             1,491,511
                                                        ------------          ------------
TOTAL INCREASE IN NET ASSETS.......................        1,843,252                39,206
NET ASSETS:
Beginning of the Period............................      119,841,541           119,802,335
                                                        ------------          ------------
End of the Period (Including accumulated
  undistributed net investment income of $351,015
  and $388,711, respectively)......................     $121,684,793          $119,841,541
                                                        ============          ============

 20                                            See Notes to Financial Statements

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                                 ----------------------------------------------
                                                2007      2006      2005      2004      2003
                                               ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $16.47    $16.67    $16.60    $16.40    $16.49
                                               ------    ------    ------    ------    ------
  Net Investment Income......................    0.67(a)   0.66(a)   0.64      0.65      0.69
  Net Realized and Unrealized Gain/Loss......   (0.43)     0.11      0.06      0.17     (0.10)
                                               ------    ------    ------    ------    ------
Total from Investment Operations.............    0.24      0.77      0.70      0.82      0.59
                                               ------    ------    ------    ------    ------
Less:
  Distributions from Net Investment Income...    0.68      0.65      0.63      0.62      0.68
  Distributions from Net Realized Gain.......    0.02      0.32       -0-       -0-       -0-
                                               ------    ------    ------    ------    ------
Total Distributions..........................    0.70      0.97      0.63      0.62      0.68
                                               ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD...........  $16.01    $16.47    $16.67    $16.60    $16.40
                                               ======    ======    ======    ======    ======

Total Return* (b)............................   1.34%     4.96%     4.29%     5.13%     3.69%
Net Assets at End of the Period (In
  millions)..................................  $ 82.3    $ 73.8    $ 67.8    $ 62.2    $ 63.6
Ratio of Expenses to Average Net Assets*.....    .81%      .73%      .76%      .76%      .55%
Ratio of Net Investment Income to Average Net
  Assets*....................................   4.12%     4.05%     3.87%     3.94%     4.19%
Portfolio Turnover...........................     13%       30%       41%       15%       27%

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net Assets
  (Excluding Interest and Residual Trust
  Expenses)*.................................    .72%      .73%      .76%      .76%      .55%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets...   1.06%      .98%     1.01%     1.09%     1.06%
   Ratio of Net Investment Income to Average
     Net Assets..............................   3.87%     3.80%     3.62%     3.60%     3.68%

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net Assets
  (Excluding Interest and Residual Trust
  Expenses)..................................    .97%      .98%     1.01%     1.09%     1.06%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             21

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                                 ----------------------------------------------
                                                2007      2006      2005      2004      2003
                                               ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $16.43    $16.63    $16.58    $16.38    $16.47
                                               ------    ------    ------    ------    ------
  Net Investment Income......................    0.60(a)   0.54(a)   0.52      0.52      0.56
  Net Realized and Unrealized Gain/Loss......   (0.43)     0.11      0.04      0.18     (0.09)
                                               ------    ------    ------    ------    ------
Total from Investment Operations.............    0.17      0.65      0.56      0.70      0.47
                                               ------    ------    ------    ------    ------
Less:
  Distributions from Net Investment Income...    0.61      0.53      0.51      0.50      0.56
  Distributions from Net Realized Gain.......    0.02      0.32       -0-       -0-       -0-
                                               ------    ------    ------    ------    ------
Total Distributions..........................    0.63      0.85      0.51      0.50      0.56
                                               ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD...........  $15.97    $16.43    $16.63    $16.58    $16.38
                                               ======    ======    ======    ======    ======

Total Return* (b)............................    .95%(c)  4.18%     3.40%     4.36%     2.93%
Net Assets at End of the Period (In
  millions)..................................  $ 20.5    $ 28.6    $ 33.9    $ 38.6    $ 40.5
Ratio of Expenses to Average Net Assets*.....   1.23%(c)  1.48%     1.51%     1.51%     1.29%
Ratio of Net Investment Income to Average Net
  Assets*....................................   3.69%(c)  3.30%     3.12%     3.19%     3.45%
Portfolio Turnover...........................     13%       30%       41%       15%       27%

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net Assets
  (Excluding Interest and Residual Trust
  Expenses)..................................   1.14%(c)  1.48%     1.51%     1.51%     1.29%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets...   1.48%(c)  1.73%     1.76%     1.84%     1.80%
   Ratio of Net Investment Income to Average
     Net Assets..............................   3.44%(c)  3.05%     2.87%     2.85%     2.94%

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net Assets
  (Excluding Interest and Residual Trust
  Expenses)*.................................   1.39%(c)  1.73%     1.76%     1.84%     1.80%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Footnote 7).

 22                                            See Notes to Financial Statements

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                                 ----------------------------------------------
                                                2007      2006      2005      2004      2003
                                               ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $16.45    $16.65    $16.59    $16.39    $16.48
                                               ------    ------    ------    ------    ------
  Net Investment Income......................    0.55(a)   0.54(a)   0.52      0.52      0.56
  Net Realized and Unrealized Gain/Loss......   (0.43)     0.11      0.05      0.18     (0.09)
                                               ------    ------    ------    ------    ------
Total from Investment Operations.............    0.12      0.65      0.57      0.70      0.47
                                               ------    ------    ------    ------    ------
Less:
  Distributions from Net Investment Income...    0.56      0.53      0.51      0.50      0.56
  Distributions from Net Realized Gain.......    0.02      0.32       -0-       -0-       -0-
                                               ------    ------    ------    ------    ------
Total Distributions..........................    0.58      0.85      0.51      0.50      0.56
                                               ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD...........  $15.99    $16.45    $16.65    $16.59    $16.39
                                               ======    ======    ======    ======    ======

Total Return* (b)............................    .66%(d)  4.14%(d)  3.46%(d)  4.36%     2.92%(c)
Net Assets at End of the Period (In
  millions)..................................  $ 18.9    $ 17.4    $ 18.1    $ 17.5    $ 17.7
Ratio of Expenses to Average Net Assets*.....   1.55%(d)  1.46%(d)  1.47%(d)  1.51%     1.30%
Ratio of Net Investment Income to Average Net
  Assets*....................................   3.37%(d)  3.32%(d)  3.14%(d)  3.19%     3.45%(c)
Portfolio Turnover...........................     13%       30%       41%       15%       27%

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net Assets
  (Excluding Interest and Residual Trust
  Expenses)*.................................   1.46%(d)  1.46%(d)  1.47%(d)  1.51%     1.30%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets...   1.80%(d)  1.71%(d)  1.72%(d)  1.84%     1.81%
   Ratio of Net Investment Income to Average
     Net Assets..............................   3.12%(d)  3.10%(d)  2.89%(d)  2.85%     2.94%(c)

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net Assets
  (Excluding Interest and Residual Trust
  Expenses)..................................   1.71%(d)  1.71%(d)  1.72%(d)  1.84%     1.81%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1% charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .03%.

(d) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Footnote 7).

See Notes to Financial Statements                                             23

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen New York Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with the preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of New York municipal securities that are rated investment grade at the time of purchase. The Fund commenced investment operations on July 29, 1994. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class. As of September 30, 2007, there have been no sales of Class I Shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Interest rate swaps are valued using market quotations from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2007, there were no when-issued or delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 continued

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    At September 30, 2007, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes........................    $117,944,695
                                                                ============
Gross tax unrealized appreciation...........................    $  2,944,928
Gross tax unrealized depreciation...........................      (1,393,879)
                                                                ------------
Net tax unrealized appreciation on investments..............    $  1,551,049
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included as ordinary income for tax purposes.

    The tax character of distributions paid during the years ended September 30, 2007 and 2006 was as follows:

                                                                 2007          2006
Distributions paid from:
  Ordinary income...........................................  $    7,504    $  140,635
  Tax-exempt income.........................................   4,864,884     4,392,841
  Long-term capital gain....................................     181,000     2,171,980
                                                              ----------    ----------
                                                              $5,053,388    $6,705,456
                                                              ==========    ==========

    Permanent differences, due to the Fund's investment in other regulated investment companies, resulted in the following reclassifications among the Fund's components of net assets at September 30, 2007:

  ACCUMULATED UNDISTRIBUTED  ACCUMULATED NET
    NET INVESTMENT INCOME     REALIZED GAIN   CAPITAL
          $(2,765)               $2,765        $-0-

    As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $    598
Undistributed tax-exempt income.............................     615,974
Undistributed long-term capital gain........................     141,267

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized on securities for tax purposes but not for book purposes.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 continued

F. EXPENSE REDUCTIONS During the year ended September 30, 2007, the Fund's custody fee was reduced by $3,759 as a result of credits earned on cash balances.

G. FLOATING RATE NOTE OBLIGATIONS RELATED TO SECURITIES HELD The Fund enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interests in the dealer trusts' assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The Fund enters into shortfall agreements with the dealer trusts, which commit the Fund to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund's investment assets, and the related floating rate notes reflected as Fund liabilities under the caption "Floating Rate Note Obligations" on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption "Interest" and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption "Interest and Residual Trust Expenses" in the Fund's Statement of Operations. The notes issued by the dealer trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At September 30, 2007, Fund investments with a value of $4,162,035 are held by the dealer trusts and serve as collateral for the $3,000,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at September 30, 2007 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the fiscal year ended September 30, 2007 were $3,000,000 and 3.85%, respectively.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset Management ("the Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .470%
Over $500 million...........................................       .445%

    For the year ended September 30, 2007, the Adviser voluntarily waived $309,455 of its investment advisory fees. This represents .25% of its average daily net assets for the period. This waiver is voluntary and can be discontinued at any time.

    For the year ended September 30, 2007, the Fund recognized expenses of approximately $4,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 continued

which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended September 30, 2007, the Fund recognized expenses of approximately $51,300 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2007, the Fund recognized expenses of approximately $47,300 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $91,234 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2007. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended September 30, 2007, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $51,700 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $29,500. Sales charges do not represent expenses of the Fund.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 continued

3. CAPITAL TRANSACTIONS

For the years ended September 30, 2007 and 2006, transactions were as follows:

                                          FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                          SEPTEMBER 30, 2007            SEPTEMBER 30, 2006
                                      --------------------------    --------------------------
                                        SHARES         VALUE          SHARES         VALUE
Sales:
  Class A...........................   1,535,307    $ 25,062,602     1,111,770    $ 18,163,119
  Class B...........................      96,750       1,586,178       122,535       2,005,119
  Class C...........................     306,654       4,996,166       108,099       1,782,995
                                      ----------    ------------    ----------    ------------
Total Sales.........................   1,938,711    $ 31,644,946     1,342,404    $ 21,951,233
                                      ==========    ============    ==========    ============
Dividend Reinvestment:
  Class A...........................     156,432    $  2,553,492       182,158    $  2,972,744
  Class B...........................      43,499         708,551        74,600       1,204,963
  Class C...........................      26,581         433,385        41,056         649,285
                                      ----------    ------------    ----------    ------------
Total Dividend Reinvestment.........     226,512    $  3,695,428       297,814    $  4,826,992
                                      ==========    ============    ==========    ============
Repurchases:
  Class A...........................  (1,037,755)   $(16,785,256)     (878,472)   $(14,316,761)
  Class B...........................    (597,695)     (9,710,635)     (495,061)     (8,061,368)
  Class C...........................    (207,771)     (3,366,494)     (178,507)     (2,908,585)
                                      ----------    ------------    ----------    ------------
Total Repurchases...................  (1,843,221)   $(29,862,385)   (1,552,040)   $(25,286,714)
                                      ==========    ============    ==========    ============

4. REDEMPTION FEE

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended September 30, 2007, the Fund received redemption fees of approximately $5,900, which are reported as part of "Cost of Shares Repurchased" on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $21,610,517 and $16,055,588, respectively.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund may use derivative instruments for a variety of reasons such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 continued

contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    Summarized below are the different types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS During the period, the Fund invested in futures contracts, a type of derivative investment. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds or Notes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended September 30, 2007 are as follows:

                                                                CONTRACTS
Outstanding at September 30, 2006...........................        29
Futures Opened..............................................        44
Futures Closed..............................................       (73)
                                                                   ---
Outstanding at September 30, 2007...........................       -0-
                                                                   ===

B. INVERSE FLOATING RATE INVESTMENTS The Fund may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities or through the transfer of bonds to a dealer trust in exchange for cash and residual interests in the dealer trust. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund's net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

C. INTEREST RATE SWAPS The Fund may enter into forward interest rate swap transactions intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve the Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 continued

begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. The Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Restricted cash, if any, for segregating purposes is shown on the Statement of Assets and Liabilities.

7. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $0 and $14,100 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for the fiscal years beginning after December 15, 2006 and is

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 continued

to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in the fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement period. As a result, the Fund will incorporate FIN 48 in its semiannual report on March 31, 2008. The impact to the Fund's financial statements, if any, is currently being assessed.

    In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Van Kampen New York Tax Free Income Fund

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen New York Tax Free Income Fund (one of the Funds constituting the Van Kampen Tax Free Trust (the "Fund")) as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen New York Tax Free Income Fund of the Van Kampen Tax Free Trust at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
November 16, 2007

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza-Suite 100
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2007. The Fund designated 99.8% of the income distributions as a tax-exempt income distribution. The Fund designated and paid $181,000 as a long-term capital gain distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (62)            Trustee      Trustee     Chairman and Chief             73       Trustee/Director/Managing
Blistex Inc.                               since 2003  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products                    Director of the Heartland
                                                       manufacturer.                           Alliance, a nonprofit
                                                                                               organization serving
                                                                                               human needs based in
                                                                                               Chicago. Board member of
                                                                                               the Illinois
                                                                                               Manufacturers'
                                                                                               Association.

Jerry D. Choate (69)          Trustee      Trustee     Prior to January 1999,         73       Trustee/Director/Managing
33971 Selva Road                           since 1999  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of H&R Block,
                                                       ("Allstate") and Allstate               Amgen Inc., a
                                                       Insurance Company. Prior                biotechnological company,
                                                       to January 1995,                        and Valero Energy
                                                       President and Chief                     Corporation, an
                                                       Executive Officer of                    independent refining
                                                       Allstate. Prior to August               company.
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND
TRUSTEES AND OFFICERS continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (67)             Trustee      Trustee     President of CAC, L.L.C.,      73       Trustee/Director/Managing
CAC, L.L.C.                                since 2003  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Quidel
San Diego, CA 92122-6223                               advisory services.                      Corporation, Stericycle,
                                                                                               Inc., Ventana Medical
                                                                                               Systems, Inc. and Trustee
                                                                                               of The Scripps Research
                                                                                               Institute. Prior to April
                                                                                               2007, Director of GATX
                                                                                               Corporation. Prior to
                                                                                               April 2004, Director of
                                                                                               TheraSense, Inc. Prior to
                                                                                               January 2004, Director of
                                                                                               TeleTech Holdings Inc.
                                                                                               and Arris Group, Inc.

Linda Hutton Heagy+ (59)      Trustee      Trustee     Managing Partner of            73       Trustee/Director/Managing
Heidrick & Struggles                       since 1995  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 international executive                 in the Fund Complex.
Suite 7000                                             search firm. Prior to                   Trustee on the University
Chicago, IL 60606                                      1997, Partner of Ray &                  of Chicago Hospitals
                                                       Berndtson, Inc., an                     Board, Vice Chair of the
                                                       executive recruiting                    Board of the YMCA of
                                                       firm. Prior to 1995,                    Metropolitan Chicago and
                                                       Executive Vice President                a member of the Women's
                                                       of ABN AMRO, N.A., a bank               Board of the University
                                                       holding company. Prior to               of Chicago.
                                                       1990, Executive Vice
                                                       President of The Exchange
                                                       National Bank.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND
TRUSTEES AND OFFICERS continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (55)         Trustee      Trustee     Director and President of      73       Trustee/Director/Managing
1744 R Street, NW                          since 1994  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.                        Director of First Solar,
                                                       foundation created to                   Inc.
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (72)            Trustee      Trustee     Prior to 1998, President       73       Trustee/Director/Managing
14 Huron Trace                             since 2003  and Chief Executive                     General Partner of funds
Galena, IL 61036                                       Officer of Pocklington                  in the Fund Complex.
                                                       Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company.                                Director of the Marrow
                                                                                               Foundation.

Jack E. Nelson (71)           Trustee      Trustee     President of Nelson            73       Trustee/Director/Managing
423 Country Club Drive                     since 1994  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of FINRA,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND
TRUSTEES AND OFFICERS continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Hugo F. Sonnenschein (67)     Trustee      Trustee     President Emeritus and         73       Trustee/Director/Managing
1126 E. 59th Street                        since 2003  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Trustee of the University
                                                       Distinguished Service                   of Rochester and a member
                                                       Professor in the                        of its investment
                                                       Department of Economics                 committee. Member of the
                                                       at the University of                    National Academy of
                                                       Chicago. Prior to July                  Sciences, the American
                                                       2000, President of the                  Philosophical Society and
                                                       University of Chicago.                  a fellow of the American
                                                                                               Academy of Arts and
                                                                                               Sciences.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND
TRUSTEES AND OFFICERS continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Chief Communications           73       Trustee/Director/Managing
(65)                                       since 1999  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004. Director of
                                                       Operating Officer from                  Intelligent Medical
                                                       1993 to 2001. Prior to                  Devices, Inc., a symptom
                                                       1993, Executive Director                based diagnostic tool for
                                                       of the Commission on                    physicians and clinical
                                                       Behavioral and Social                   labs. Director of the
                                                       Sciences and Education at               Institute for Defense
                                                       the National Academy of                 Analyses, a federally
                                                       Sciences/National                       funded research and
                                                       Research Council. From                  development center,
                                                       1980 through 1989,                      Director of the German
                                                       Partner of Coopers &                    Marshall Fund of the
                                                       Lybrand.                                United States, Director
                                                                                               of the Rocky Mountain
                                                                                               Institute of Technology
                                                                                               and the Colorado College.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

TRUSTEES AND OFFICERS continued

INTERESTED TRUSTEE:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (68)         Trustee      Trustee     Partner in the law firm        73       Trustee/Director/Managing
333 West Wacker Drive                      since 1994  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the                 Director of the Abraham
                                                       Fund Complex.                           Lincoln Presidential
                                                                                               Library Foundation.

+ As indicated above, Ms. Heagy is an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been unrelated to Van Kampen's or Morgan Stanley's asset management businesses and have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley. Ms. Heagy does own common shares of Heidrick (representing less than 1% of Heidrick's outstanding common shares).

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

TRUSTEES AND OFFICERS continued

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Ronald E. Robison (68)        President and            Officer     President of funds in the Fund Complex since September 2005
522 Fifth Avenue              Principal Executive      since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10036            Officer                              since May 2003. Managing Director of Van Kampen Advisors
                                                                   Inc. since June 2003. Director of Investor Services since
                                                                   September 2002. Director of the Adviser, Van Kampen
                                                                   Investments and Van Kampen Exchange Corp. since January
                                                                   2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                                   & Co. Incorporated. Managing Director and Director of Morgan
                                                                   Stanley Investment Management Inc. Chief Administrative
                                                                   Officer, Managing Director and Director of Morgan Stanley
                                                                   Investment Advisors Inc. and Morgan Stanley Services Company
                                                                   Inc. Managing Director and Director of Morgan Stanley
                                                                   Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                                   Executive Officer and Director of Morgan Stanley Trust.
                                                                   Executive Vice President and Principal Executive Officer of
                                                                   the Institutional and Retail Morgan Stanley Funds. Director
                                                                   of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                                   Officer of Morgan Stanley Investment Management Inc. and
                                                                   Executive Vice President of funds in the Fund Complex from
                                                                   May 2003 to September 2005.

Dennis Shea (54)              Vice President           Officer     Managing Director of Morgan Stanley Investment Advisors
522 Fifth Avenue                                       since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10036                                                 and Van Kampen Advisors Inc. Chief Investment Officer--
                                                                   Global Equity of the same entities since February 2006. Vice
                                                                   President of Morgan Stanley Institutional and Retail Funds
                                                                   since February 2006. Vice President of funds in the Fund
                                                                   Complex since March 2006. Previously, Managing Director and
                                                                   Director of Global Equity Research at Morgan Stanley from
                                                                   April 2000 to February 2006.

J. David Germany (53)         Vice President           Officer     Managing Director of Morgan Stanley Investment Advisors
20 Bank Street,                                        since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                       and Van Kampen Advisors Inc. Chief Investment Officer--
London, GBR E14 4AD                                                Global Fixed Income of the same entities since December
                                                                   2005. Managing Director and Director of Morgan Stanley
                                                                   Investment Management Ltd. Director of Morgan Stanley
                                                                   Investment Management (ACD) Limited since December 2003.
                                                                   Vice President of Morgan Stanley Institutional and Retail
                                                                   Funds since February 2006. Vice President of funds in the
                                                                   Fund Complex since March 2006.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND
TRUSTEES AND OFFICERS continued
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

Amy R. Doberman (45)          Vice President           Officer     Managing Director and General Counsel--U.S. Investment
522 Fifth Avenue                                       since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10036                                                 Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                   the Adviser. Vice President of the Morgan Stanley
                                                                   Institutional and Retail Funds since July 2004 and Vice
                                                                   President of funds in the Fund Complex since August 2004.
                                                                   Previously, Managing Director and General Counsel of
                                                                   Americas, UBS Global Asset Management from July 2000 to July
                                                                   2004 and General Counsel of Aeltus Investment Management,
                                                                   Inc. from January 1997 to July 2000.

Stefanie V. Chang (41)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management
522 Fifth Avenue              and Secretary            since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10036                                                 Complex.

John L. Sullivan (52)         Chief Compliance         Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza - Suite 100  Officer                  since 1996  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                         Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                   Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                   Investments, Vice President, Chief Financial Officer and
                                                                   Treasurer of funds in the Fund Complex and head of Fund
                                                                   Accounting for Morgan Stanley Investment Management Inc.
                                                                   Prior to December 2002, Executive Director of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (45)        Chief Financial Officer  Officer     Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza - Suite 100  and Treasurer            since 2007  Inc. since June 2007. Chief Financial Officer and Treasurer
Oakbrook Terrace, IL 60181                                         of funds in the Fund Complex since June 2007. Prior to June
                                                                   2007, Senior Vice President of Northern Trust Company,
                                                                   Treasurer and Principal Financial Officer for Northern Trust
                                                                   U.S. mutual fund complex.

  Van Kampen New York Tax Free Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen New York Tax Free Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen New York Tax Free Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

  The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

                                                         Van Kampen Funds Inc.
                                                  1 Parkview Plaza - Suite 100
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2007 Van Kampen Funds Inc.
                                       All rights reserved. Member FINRA/SIPC.

                                                                 235, 325, 425
                                                                 NYTFANN 11/07
    (VAN KAMPEN INVESTMENTS LOGO)                           IU07-04679P-Y09/07

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b)  No information need be disclosed pursuant to this paragraph.

(c) Due to personnel changes at the Adviser, the list of covered officers set forth in Exhibit B was amended in November 2006 and June 2007 and the general counsel's designee set forth in Exhibit C was amended in October and December 2006. All three editions of Exhibit B and all three editions of Exhibit C are attached.

(d)  Not applicable.

(e)  Not applicable.

(f)

     (1)  The Trust's Code of Ethics is attached hereto as Exhibit 12(1).

     (2)  Not applicable.

     (3)  Not applicable.

Item 3. Audit Committee Financial Expert.

The Trust's Board of Trustees has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees : Rod Dammeyer, Jerry D. Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2007

                           REGISTRANT   COVERED ENTITIES(1)
                           ----------   -------------------
AUDIT FEES..............   $256,500             N/A
NON-AUDIT FEES
   AUDIT-RELATED FEES...   $      0         $781,800(2)
   TAX FEES.............   $ 17,025(3)      $ 59,185(4)
   ALL OTHER FEES.......   $      0         $ 74,100(5)
TOTAL NON-AUDIT FEES....   $ 17,025         $915,085
TOTAL...................   $273,525         $915,085

2006

                           REGISTRANT   COVERED ENTITIES(1)
                           ----------   -------------------
AUDIT FEES..............   $243,100             N/A
NON-AUDIT FEES
   AUDIT-RELATED FEES...   $      0        $  706,000(2)
   TAX FEES.............   $ 15,300(3)     $   79,422(4)
   ALL OTHER FEES.......   $      0        $  832,851(5)
TOTAL NON-AUDIT FEES....   $ 15,300        $1,618,273
TOTAL...................   $258,400        $1,618,273

N/A- Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant's tax.

(4) Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5) All Other Fees represent attestation services provided in connection with performance presentation standards and assistance with compliance policies and procedures.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                              JOINT AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                                VAN KAMPEN FUNDS

              AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 2004(1)

1.   STATEMENT OF PRINCIPLES

     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.(2)

     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

----------
(1) This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

(2) Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

     The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

2.   DELEGATION

     As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.   AUDIT SERVICES

     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.   AUDIT-RELATED SERVICES

     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or, to the extent they are Covered Services, the Covered Entities' financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

     The Audit Committee has pre-approved the Audit-related services in Appendix
B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.   TAX SERVICES

     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the

Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).

6.   ALL OTHER SERVICES

     The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

     The Audit Committee has pre-approved the All Other services in Appendix
B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     A list of the SEC's prohibited non-audit services is attached to this policy as Appendix B.5. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7.   PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8.   PROCEDURES

     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

     The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix
B.7. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

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9.   ADDITIONAL REQUIREMENTS

     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  COVERED ENTITIES

     Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

-    Van Kampen Investments Inc.

-    Van Kampen Asset Management

-    Van Kampen Advisors Inc.

-    Van Kampen Funds Inc.

-    Van Kampen Investor Services Inc.

-    Morgan Stanley Investment Management Inc.

-    Morgan Stanley Trust Company

-    Morgan Stanley Investment Management Ltd.

-    Morgan Stanley Investment Management Company

-    Morgan Stanley Asset & Investment Trust Management Company Ltd.

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (included herein).

(f) Not applicable.

(g) See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Trust has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry D. Choate, Rod Dammeyer.

(b) Not applicable.

Item 6. Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Tax Free Trust


By: /s/ Ronald E. Robison
    ---------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: November 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Ronald E. Robison
    ---------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: November 20, 2007


By: /s/ Stuart N. Schuldt
    ---------------------------------
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: November 20, 2007